Document And Entity Information	9 Months Ended
Sep. 30, 2011
Document And Entity Information [Abstract]
Document Type	S-4
Amendment Flag	false
Document Period End Date	Sep 30, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	Q3
Entity Registrant Name	Chrysler Group LLC
Entity Central Index Key	0001513153
Current Fiscal Year End Date	--12-31
Entity Filer Category	Non-accelerated Filer

Condensed Consolidated Statements Of Operations (USD $) In Millions, unless otherwise specified	3 Months Ended		7 Months Ended	9 Months Ended		12 Months Ended	5 Months Ended	12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2009	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Jun. 09, 2009 Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]	Dec. 31, 2008 Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]
Revenues, net	$ 13,067	$ 11,018	$ 17,710	$ 39,852	$ 31,183	$ 41,946	$ 11,082	$ 48,477
Cost of sales	11,013	9,457	16,111	33,547	26,763	35,886	13,016	46,549
GROSS MARGIN	2,054	1,561	1,599	6,305	4,420	6,060	(1,934)	1,928
Selling, administrative and other expenses	1,077	934	4,336	3,517	2,770	3,797	1,599	3,991
Research and development expenses, net	445	377	626	1,191	1,050	1,500	452	1,525
Restructuring (income) expenses, net		(13)	34	13	47	48	(230)	1,306
Gain on NSC settlement							(684)
Gain on Daimler pension contribution							(600)
Impairment of goodwill								7,507
Impairment of brand name intangible assets							844	2,857
Interest expense	282	316	470	958	940	1,276	615	1,080
Interest income	(9)	(8)	(111)	(31)	(41)	(48)	(31)	(284)
Reorganization expense, net							843
Loss on extinguishment of debt				551
INCOME (LOSS) BEFORE INCOME TAXES	259	(45)	(3,756)	106	(346)	(513)	(4,742)	(16,054)
Income tax expense (benefit)	47	39	29	148	107	139	(317)	790
NET INCOME (LOSS)	$ 212	$ (84)	$ (3,785)	$ (42)	$ (453)	$ (652)	$ (4,425)	$ (16,844)

Condensed Consolidated Balance Sheets (USD $) In Millions, unless otherwise specified	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009	Sep. 30, 2011 Class A Membership Interests [Member]	Dec. 31, 2010 Class A Membership Interests [Member]	Sep. 30, 2011 Class B Membership Interests [Member]	Dec. 31, 2010 Class B Membership Interests [Member]	Jun. 09, 2009 Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]	Dec. 31, 2008 Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]
CURRENT ASSETS:
Cash and cash equivalents	$ 9,454	$ 7,347	$ 5,862					$ 1,829	$ 1,898
Restricted cash	37	304	203					533	142
Marketable securities			15					16
Trade receivables, net	1,001	819	1,752					1,607	1,638
Inventories	4,432	3,647	2,783					3,120	4,671
Prepaid expenses and other assets	1,423	2,173	2,283					3,780	2,802
Deferred taxes	27	30	56					74	20
TOTAL CURRENT ASSETS	16,374	14,320	12,954					10,959	11,171
PROPERTY AND EQUIPMENT:
Property, plant and equipment, net	13,587	13,817	13,960					14,609	15,869
Equipment on operating leases, net	1,763	1,535	2,576					3,871	5,092
TOTAL PROPERTY AND EQUIPMENT	15,350	15,352	16,536					18,480	20,961
OTHER ASSETS:
Advances to related parties and other financial assets	58	154	183
Note receivable - Chrysler CA Lease Depositor LLC									1,000
Other								284	293
Restricted cash	349	367	527					600	1,213
Goodwill	1,361	1,361	1,361
Other intangible assets, net	3,375	3,504	3,444					2,619	3,496
Prepaid expenses and other assets	362	352	396
Deferred taxes	21	39	22					61	146
Other assets								574	1,056
TOTAL OTHER ASSETS	5,526	5,777	5,933					4,138	7,204
TOTAL ASSETS	37,250	35,449	35,423					33,577	39,336
CURRENT LIABILITIES:
Trade liabilities	8,179	7,028	5,564					873	5,739
Accrued expenses and other liabilities	7,728	7,594	12,112					4,387	12,095
Current maturities of financial liabilities	236	2,758	1,092					2,694	11,308
Debtor-in-possession financing								3,344
Deferred revenue	1,642	888	667					820	1,516
Deferred taxes	84	85	68					44	6
TOTAL CURRENT LIABILITIES	17,869	18,353	19,503					12,162	30,664
LONG-TERM LIABILITIES:
Accrued expenses and other liabilities	9,621	9,961	11,084					5,309	20,859
Financial liabilities	12,148	10,973	8,459					1,900	2,599
Deferred revenue	619	580	552					922	957
Deferred taxes	61	71	55					115	154
TOTAL LONG-TERM LIABILITIES	22,449	21,585	20,150					8,246	24,569
Liabilities subject to compromise								29,731
TOTAL LIABILITIES								50,139	55,233
Commitments and contingencies
MEMBERS' DEFICIT
Membership Interests
Contributed capital	2,658	1,399	409					6,707	2,471
Accumulated losses	(4,479)	(4,437)	(3,785)					(21,908)	(17,483)
Accumulated other comprehensive loss	(1,247)	(1,451)	(854)					(1,361)	(885)
TOTAL MEMBERS' DEFICIT	(3,068)	(4,489)	(4,230)					(16,562)	(15,897)
TOTAL LIABILITIES AND MEMBERS' DEFICIT	$ 37,250	$ 35,449	$ 35,423					$ 33,577	$ 39,336

Condensed Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009	Sep. 30, 2011 Class A Membership Interests [Member]	Dec. 31, 2010 Class A Membership Interests [Member]	Dec. 31, 2009 Class A Membership Interests [Member]	Sep. 30, 2011 Class B Membership Interests [Member]	Dec. 31, 2010 Class B Membership Interests [Member]	Dec. 31, 2009 Class B Membership Interests [Member]	Jun. 09, 2009 Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]	Dec. 31, 2008 Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]
Allowance for doubtful accounts	$ 102	$ 68							$ 94	$ 67
Membership Interests, units authorized			1,061,225	800,000	800,000	200,000	200,000	200,000
Membership Interests, units issued			1,061,225	800,000	800,000	200,000	200,000	200,000
Membership Interests, units outstanding			1,061,225	800,000	800,000	200,000	200,000	200,000

Condensed Consolidated Statements Of Cash Flows (USD $) In Millions, unless otherwise specified	7 Months Ended	12 Months Ended							5 Months Ended	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2010	Dec. 31, 2010 Auburn Hills Headquarters Loan [Member]	Dec. 31, 2010 Canadian Health Care Trust [Member]	Dec. 31, 2010 Gold Key Lease Financing [Member]	Dec. 31, 2010 Chrysler Receivables SPV, LLC Loan [Member]	Dec. 31, 2010 Mexican Development Banks Loan [Member]	Dec. 31, 2010 VEBA Trust Note [Member]	Jun. 09, 2009 Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]	Dec. 31, 2008 Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]	Dec. 31, 2008 Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member] Second Lien Credit Facility [Member]	Dec. 31, 2008 Accumulated Losses [Member] Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]	Dec. 31, 2008 Comprehensive Income (Loss) [Member] Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$ (3,785)	$ (652)							$ (4,425)	$ (16,844)		$ (16,844)	$ (16,844)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization of property, plant and equipment and intangible assets	1,428	2,692							1,179	3,216
Depreciation of equipment on operating leases	159	359							358	1,592
Impairment of goodwill										7,507
Impairment of brand name intangible assets									844	2,857
Impairment of property, plant and equipment									391
Net amortization of favorable and unfavorable lease contracts	16	13							(80)	(66)
Amortization of debt discounts and debt issuance costs									51	25
Interest accretion related to fair value adjustments									86	311
Non-cash interest accretion, primarily related to debt discounts, debt issuance costs and fair value adjustments	112	244
Payable-in-kind interest	310	68
Net loss (gain) on disposal of property, plant and equipment, equipment on operating leases and intangible assets	8	29
Net loss (gain) on disposal of property, plant and equipment, equity investments and intangible assets									112	(25)
Non-cash stock-based compensation expense	1	35
Pension and OPEB contributions	(766)	(662)
Collection of pension receivable - Daimler	200	200
Capitalized interest on Second Lien Credit Facility									47
Gain on NSC settlement									(684)
Non-cash gain on Daimler pension contribution									(600)
Non-cash impact of Daimler tax settlement									(196)
Non-cash adjustments to restructuring reserve estimates, net	(8)	(227)							(600)	180
Non-cash pension and OPEB income, net									(520)	(530)
Non-cash troubled supplier concessions										106
Other non-cash expense										47
VEBA withdrawal										500
Changes in deferred taxes	65	55							10	656
Daimler trade receivable and payable settlement									(140)
Reimbursements of OPEB contributions resulting from Canadian Health Care Trust Settlement		53
Payments associated with the Canadian Health Care Trust Settlement		(160)
Canadian Healthcare Trust Settlement loss		46
Loss on remeasurement of VEBA Trust Note and Membership Interests	2,051
Collection of tax indemnity recoverable - Daimler		377
Changes in accrued expenses and other liabilities	1,278	845							(3,265)	(1,438)
Changes in other operating assets and liabilities:
-inventories	258	(860)							1,537	1,330
-trade receivables	(24)	931							164	(291)
-trade liabilities	1,857	1,469							(2,100)	(2,794)
-other assets and liabilities	(825)	(660)							173	(1,642)
Operating cash flows related to reorganization items:
Gain on extinguishment of certain financial liabilities and accrued interest related to the Second Lien Credit Agreement									(519)
Loss on extinguishment of Chrysler CA Lease Depositor LLC note receivable and accrued interest									1,025
Amortization of debt issuance costs on debtors-in-possession financing									220
Cash payment related to reorganization items									(500)
Other reorganization items									302
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	2,335	4,195							(7,130)	(5,303)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment and intangible assets	(1,088)	(2,385)							(239)	(2,765)
Proceeds from disposals of property, plant and equipment	33	13							21	281
Purchases of equipment on operating leases									(170)	(4,045)
Proceeds from disposals of equipment on operating leases	738	1,109							448	2,552
Proceeds from sale of equity investment										112
Proceeds from sale of preferred stock and note										89
Changes in restricted cash	366	60							220	1,136
NSC settlement									(99)
Changes in loans and notes receivable	7	36
Proceeds from USDART	500
Acquisitions of available for sale securities										(5,322)
Proceeds from sales and maturities of available for sale securities										5,322
Issuance of note receivable - related party										(1,000)
Collection of note receivables - related party										34
Collections of notes receivables - third party									15
Other										(26)
Payment to Old Carco LLC related to 363 Transaction	(2,000)
Cash acquired related to 363 Transaction	1,694
Investing cash flows related to reorganization item:
Funding to USDART									(600)
NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES	250	(1,167)							(404)	(3,632)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of debt			(12)	(45)	(1,903)	(123)
Proceeds from issuance of long term debt							400				2,000
Proceeds of Gold Key Lease financing		266
Net repayment of other financial liabilities	(40)	(109)
Change in financial liabilities - third party									(61)	(65)
Proceeds from vehicle lease portfolio securitization - third party										715
Repayments of borrowings from vehicle lease portfolio securitization - third party									(646)	(1,886)
Net proceeds from (repayments of) vehicle lease portfolio borrowings - related party									(44)	87
Net proceeds from (repayments of) automotive borrowings - related party									(69)	207
Capital contribution from parent company									4,275
Dividend to parent company									(52)
NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	3,268	(1,526)							7,517	1,058
Effect of exchange rate changes on cash and cash equivalents	9	(17)							(52)	244
Net change in cash and cash equivalents	5,862	1,485							(69)	(7,633)
Cash and cash equivalents at beginning of period		5,862							1,898	9,531
Cash and cash equivalents at end of period	5,862	7,347							1,829	1,898
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Interest paid, net of capitalized interest	(235)	(1,148)							(222)	(1,091)
Income tax (payments) refunds, net	10	(40)							(43)	(274)
SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVIITES:
Settlement of CAW retiree OPEB obligation in exchange for Canadian Health Care Trust Notes		1,087
Capitalized interest								123
Satisfaction of contribution receivable for the VEBA Trust Membership Interests		990
Reclassification of VEBA Trust Note and related discount from Accrued Expenses and Other Liabilities to Financial Liabilities		3,854
Derivative settlement									$ (86)

Condensed Consolidated Statements Of Members' Equity (Deficit) (USD $) In Millions, unless otherwise specified		Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member] Contributed Capital [Member]	Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member] Accumulated Losses [Member]	Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member] Comprehensive Income (Loss) [Member]	Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member] Accumulated Other Comprehensive Loss [Member]	Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]	Canada CH Investment Coporation [Member] Contributed Capital [Member]	Canada CH Investment Coporation [Member]	Veba Trust [Member] Contributed Capital [Member]	Veba Trust [Member]	Fiat [Member] Contributed Capital [Member]	Fiat [Member]	U S Treasury [Member] Contributed Capital [Member]	U S Treasury [Member]	Related Party [Member] Contributed Capital [Member]	Related Party [Member]	Parent Company [Member] Contributed Capital [Member]	Parent Company [Member]	Contributed Capital [Member]	Accumulated Losses [Member]	Comprehensive Income (Loss) [Member]	Accumulated Other Comprehensive Loss [Member]	Total
Balance at Dec. 31, 2007		$ 2,454	$ (639)		$ (102)	$ 1,713
Capital contributions															112	112
Net income (loss)			(16,844)	(16,844)		(16,844)
Other comprehensive income (loss):
Unrealized losses on available for sale securities				(6)
Unrealized gain (loss) on derivatives recorded in AOCI, net	[1]			150
Defined benefit plan adjustment:
Actuarial gain (loss)	[1]			(1,360)
Prior service credit	[1]			433
Other comprehensive income (loss)				(783)	(783)	(783)
Comprehensive income (loss)				(17,627)
Equity based compensation		6				6
Non-cash dividend to related party		(101)				(101)
Balance at Dec. 31, 2008		2,471	(17,483)		(885)	(15,897)
Capital contributions															13	13	4,275	4,275
Net income (loss)			(4,425)	(4,425)		(4,425)
Other comprehensive income (loss):
Unrealized gain (loss) on derivatives recorded in AOCI, net	[1]			(147)
Foreign currency translation adjustments	[1]			(74)
Defined benefit plan adjustment:
Actuarial gain (loss)	[1]			(253)
Prior service credit	[1]			(2)
Other comprehensive income (loss)				(476)	(476)	(476)
Comprehensive income (loss)				(4,901)
Dividend to parent company		(52)				(52)
Balance at Jun. 09, 2009		6,707	(21,908)		(1,361)	(16,562)
Balance at Jun. 10, 2009
Capital contributions							17	17			320	320	72	72
VEBA Trust contribution	[2]
Net income (loss)																				(3,785)	(3,785)		(3,785)
Other comprehensive income (loss):
Foreign currency translation adjustments	[1]																				58
Defined benefit plan adjustment:
Actuarial gain (loss)	[1]																				(913)
Prior service credit	[1]																				1
Other comprehensive income (loss)																					(854)	(854)	(854)
Comprehensive income (loss)																					(4,639)
Balance at Dec. 31, 2009																			409	(3,785)		(854)	(4,230)
VEBA Trust contribution																			990				990
Net income (loss)																				(197)	(197)		(197)
Other comprehensive income (loss):
Unrealized gain (loss) on derivatives recorded in AOCI, net	[3]																				(16)
Realized (gain) loss on derivatives reclassified from AOCI to income, net	[3]																				8
Foreign currency translation adjustments	[3]																				(39)
Defined benefit plan adjustment:
Actuarial gain (loss)	[3]																				1
Other comprehensive income (loss)																					(46)	(46)	(46)
Comprehensive income (loss)																					(243)
Balance at Mar. 31, 2010																			1,399	(3,982)		(900)	(3,483)
Balance at Dec. 31, 2009																				(3,785)		(854)	(4,230)
VEBA Trust contribution									990	990
Net income (loss)																				(652)	(652)		(652)
Other comprehensive income (loss):
Unrealized gain (loss) on derivatives recorded in AOCI, net	[1]																				(32)
Foreign currency translation adjustments	[1]																				(107)
Defined benefit plan adjustment:
Actuarial gain (loss)	[1]																				(463)
Prior service credit	[1]																				5
Other comprehensive income (loss)																					(597)	(597)	(597)
Comprehensive income (loss)																					(1,249)
Balance at Dec. 31, 2010																				(4,437)		(1,451)	(4,489)
Balance at Mar. 31, 2010																				(3,982)		(900)	(3,483)
Net income (loss)																				(172)	(172)		(172)
Other comprehensive income (loss):
Unrealized gain (loss) on derivatives recorded in AOCI, net	[3]																				51
Realized (gain) loss on derivatives reclassified from AOCI to income, net	[3]																				(19)
Foreign currency translation adjustments	[3]																				13
Defined benefit plan adjustment:
Actuarial gain (loss)	[3]																				1
Other comprehensive income (loss)																					46	46	46
Comprehensive income (loss)																					(126)
Balance at Jun. 30, 2010																			1,399	(4,154)		(854)	(3,609)
Net income (loss)																				(84)	(84)		(84)
Other comprehensive income (loss):
Unrealized gain (loss) on derivatives recorded in AOCI, net	[3]																				(26)
Realized (gain) loss on derivatives reclassified from AOCI to income, net	[3]																				(1)
Foreign currency translation adjustments	[3]																				(44)
Defined benefit plan adjustment:
Actuarial gain (loss)	[3]																				1
Other comprehensive income (loss)																					(70)	(70)	(70)
Comprehensive income (loss)																					(154)
Balance at Sep. 30, 2010																			1,399	(4,238)		(924)	(3,763)
Balance at Dec. 31, 2010																			1,399	(4,437)		(1,451)	(4,489)
Distribution for state tax withholding obligations on behalf of certain members																			(6)				(6)
Net income (loss)																				116	116		116
Other comprehensive income (loss):
Unrealized gain (loss) on derivatives recorded in AOCI, net	[3]																				(100)
Realized (gain) loss on derivatives reclassified from AOCI to income, net	[3]																				61
Foreign currency translation adjustments	[3]																				(12)
Defined benefit plan adjustment:
Actuarial gain (loss)	[3]																				3
Other comprehensive income (loss)																					(48)	(48)	(48)
Comprehensive income (loss)																					68
Balance at Mar. 31, 2011																			1,393	(4,321)		(1,499)	(4,427)
Exercise of Fiat's incremental equity call option																			1,268				1,268
Net income (loss)																				(370)	(370)		(370)
Other comprehensive income (loss):
Unrealized gain (loss) on derivatives recorded in AOCI, net	[3]																				(60)
Realized (gain) loss on derivatives reclassified from AOCI to income, net	[3]																				59
Foreign currency translation adjustments	[3]																				15
Defined benefit plan adjustment:
Actuarial gain (loss)	[3]																				6
Other comprehensive income (loss)																					20	20	20
Comprehensive income (loss)																					(350)
Balance at Jun. 30, 2011																			2,661	(4,691)		(1,479)	(3,509)
Distribution for state tax withholding obligations on behalf of certain members																			(3)				(3)
Net income (loss)																				212	212		212
Other comprehensive income (loss):
Unrealized gain (loss) on derivatives recorded in AOCI, net	[3]																				186
Realized (gain) loss on derivatives reclassified from AOCI to income, net	[3]																				(22)
Foreign currency translation adjustments	[3]																				67
Defined benefit plan adjustment:
Actuarial gain (loss)	[3]																				1
Other comprehensive income (loss)																					232	232	232
Comprehensive income (loss)																					444
Balance at Sep. 30, 2011																			$ 2,658	$ (4,479)		$ (1,247)	$ (3,068)

[1]	Net of $0 of taxes.
[2]	The fair value of the VEBA Trust Membership Interests as of June 10, 2009 and December 31, 2009, was $479 million and $990 million, respectively. These amounts were offset by a contribution receivable of an equivalent amount. Refer to Note 18, Employee Retirement and Other Benefits, for additional information.
[3]	Net of $0 of taxes.

Condensed Consolidated Statements Of Members' Equity (Deficit) (Parenthetical) (USD $) In Millions, unless otherwise specified	3 Months Ended						6 Months Ended	7 Months Ended	12 Months Ended	5 Months Ended	12 Months Ended
	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Jun. 10, 2009	Dec. 31, 2009	Dec. 31, 2010	Jun. 09, 2009 Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]	Dec. 31, 2008 Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]
Fair value of the VEBA Trust Membership Interests							$ 479	$ 990
Unrealized gain (loss) on derivatives recorded in AOCI, tax	0	0	0	0	0	0			0	0	0
Realized (gain) loss on derivatives reclassified from AOCI to income, tax	0	0	0	0	0	0
Foreign currency translation adjustments, tax	0	0	0	0	0	0		0	0	0
Actuarial gain, tax	0	0	0	0	0	0		0	0	0	0
Prior service credit, tax								$ 0	$ 0	$ 0	$ 0

Background And Nature Of Operations	9 Months Ended	12 Months Ended	5 Months Ended
	Sep. 30, 2011	Dec. 31, 2010	Jun. 09, 2009 Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]
Background And Nature Of Operations

Note 1. Background and Nature of Operations

Unless otherwise specified, the terms "we," "us," "our," "Chrysler Group" or the "Company" refer to Chrysler Group LLC and its consolidated subsidiaries, or any one or more of them, as the context may require, and "Fiat" refers to Fiat S.p.A, a corporation organized under the laws of Italy, and its consolidated subsidiaries, or any one or more of them (excluding Chrysler Group), as the context may require.

Background

Chrysler Group LLC was formed on April 28, 2009 as a Delaware limited liability company. On June 10, 2009, we completed the transaction contemplated by the master transaction agreement dated April 30, 2009, among the Company, Fiat and Old Carco LLC ("Old Carco") and certain of its subsidiaries, which was approved under section 363 of the U.S. Bankruptcy Code (the "363 Transaction"). In connection with the closing of the 363 Transaction, we received capital contributions from the United Auto Workers' Retiree Medical Benefits Trust (the "VEBA Trust"), Fiat, the United States Department of the Treasury (the "U.S. Treasury") and Canada CH Investment Corporation, a wholly-owned subsidiary of the Canada Development Investment Corporation, a Canadian federal Crown Corporation ("Canadian Government"), in exchange for ownership interests in the Company.

On July 21, 2011, Fiat acquired beneficial ownership of the membership interests in the Company held by the U.S. Treasury and the Canadian Government. Fiat currently owns a majority of the membership interests in the Company and the remaining equity is owned by the VEBA Trust. Refer to Note 14, Other Transactions with Related Parties, for additional information.

We filed a Registration Statement on Form 10, as amended ("Form 10"), with the Securities and Exchange Commission ("SEC"), which became effective on April 26, 2011. At that time, we became subject to the reporting requirements of the Securities Exchange Act of 1934, as amended. The accompanying unaudited condensed consolidated financial statements should be read in conjunction with our audited consolidated financial statements included in our Form 10.

Nature of Operations

The nature of our primary operations includes the design, engineering, manufacture and wholesale distribution of passenger cars, utility vehicles, which include sport utility vehicles and crossover vehicles, minivans, pick-up trucks and medium-duty trucks under the brand names Chrysler, Jeep, Dodge and Ram. Our vehicles, as well as service parts and accessories, including those sold under the Mopar brand name, are primarily produced and distributed in our principal markets of the United States, Canada and Mexico. Our products are sold in more than 120 countries around the world. In addition, in December 2010 we began production of the Fiat 500 and became the exclusive distributor of Fiat brand vehicles and service parts in North America in 2011. The majority of our operations, sales, independent dealers and employees are in North America, primarily in the United States. Vehicle, service parts and accessories sales outside of North America are primarily through wholly-owned, affiliated or independent distributors and dealers, for sale to retail and fleet customers. In 2010, Fiat assumed the management of our distribution and sales operations in select European countries and in June 2011, Fiat became the general distributor of our vehicles and service parts in Europe, selling our products through a network of newly appointed dealers. Refer to Note 14, Other Transactions with Related Parties, for additional information.

Note 1.  Background and Nature of Operations

For purposes of these financial statements, unless otherwise specified, the terms "we," "us," "our," "Chrysler Group" or the "Company" refer to Chrysler Group LLC and its consolidated subsidiaries, or any one or more of them, as the context may require, "Old Carco" refers to Old Carco LLC f/k/a Chrysler LLC and its consolidated subsidiaries, or any one or more of them, as the context may require, and "Fiat" refers to Fiat S.p.A, a corporation organized under the laws of Italy, and its consolidated subsidiaries, or any one or more of them, as the context may require.

Background

Chrysler Group LLC was formed on April 28, 2009, as a Delaware limited liability company. On June 10, 2009 (the "Transaction Date"), we purchased the principal operating assets and assumed certain liabilities of Old Carco and its principal domestic subsidiaries, in addition to acquiring the equity of Old Carco's principal foreign subsidiaries, in exchange for $2.0 billion in cash under the terms of a Master Transaction Agreement among the Company, Fiat and Old Carco and certain of its subsidiaries in a transaction approved by the United States Bankruptcy Court for the Southern District of New York pursuant to section 363 of the United States Bankruptcy Code (the "363 Transaction"). In connection with the closing of the 363 Transaction, we received capital contributions from the United Auto Workers' Retiree Medical Benefits Trust (the "VEBA Trust"), Fiat, the United States Department of the Treasury (the "U.S. Treasury") and Canada CH Investment Corporation ("Canada CH") in exchange for ownership interests in the Company of 67.7 percent, 20.0 percent, 9.8 percent and 2.5 percent, respectively. Canada CH is a wholly-owned subsidiary of Canada Development Investment Corporation. Canada Development Investment Corporation is a Canadian federal Crown Corporation, meaning that it is a business corporation established under the Canada Business Corporations Act, owned by the federal Government of Canada. Refer to Note 12, Financial Liabilities, Note 18, Employee Retirement and Other Benefits, Note 19, Other Transactions with Related Parties, and Note 24, Subsequent Events, for additional information.

Nature of Operations

The nature of our primary operations includes the design, engineering, manufacture and wholesale distribution of passenger cars, utility vehicles, which include sport utility vehicles and crossover vehicles, minivans, pick-up trucks and medium duty trucks under the brand names Chrysler, Jeep, Dodge and Ram. Our vehicles, as well as parts and accessories, including those sold under the Mopar brand name, are primarily produced and distributed in our principal markets of the U.S., Canada and Mexico. Our products are sold in more than 120 countries around the world. The majority of our operations, sales, independent dealers and employees are in North America, primarily in the U.S. Vehicle, parts and accessories sales outside of North America are primarily through our international distribution centers, which in turn sell to local independent dealers. We refer to our international distribution centers, which are wholly-owned subsidiaries that distribute our products in certain countries outside of North America, as national sales companies ("NSCs"). In 2010, Fiat assumed the management of our distribution and sales operations in select European countries, pending Fiat's appointment as our general distributor in Europe in June 2011. Beginning in October 2010, we assumed responsibility for the distribution of Fiat vehicles and service parts in Mexico. Refer to Note 19, Other Transactions with Related Parties, for additional information.

Retail Financing

In August 2010, we entered into an Auto Finance Operating Agreement with Ally Financial Inc. ("Ally"), which replaced our prior arrangements with Ally. Pursuant to the terms of the agreement, Ally provides wholesale and retail financing to our dealers and retail customers in the U.S., Canada and Mexico in accordance with its usual and customary lending standards. During 2010, and in an effort to expand financing options for our U.S. retail customers, we entered into agreements with Santander Consumer USA, Inc. for loans to sub-prime retail customers and with U.S. Bank, N.A. for lease financing. Additionally, Chrysler Canada Inc. ("Chrysler Canada") has arrangements with a number of financial institutions to provide a variety of retail financing programs to our Canadian retail customers. Refer to Note 12, Financial Liabilities, and Note 14, Commitments, Contingencies and Concentrations, for additional information regarding our relationship with Ally.

Note 1.  Background and Nature of Operations

Background

Old Carco LLC (the "Company"), formerly known as Chrysler LLC, is a Delaware limited liability company which was initially organized as a corporation in Delaware on March 1, 1986. The Company is the surviving entity following mergers with a number of its operating subsidiaries, including a predecessor corporation originally incorporated in 1925. From November 12, 1998 through August 3, 2007, the Company was an indirect wholly-owned subsidiary of Daimler AG, formerly DaimlerChrysler AG. In May 2007, Chrysler LLC was contributed to Chrysler Holding LLC ("Holding") and was an indirect wholly-owned subsidiary. On August 3, 2007, CG Investment Group, LLC ("CGI"), a private equity investment fund affiliated with Cerberus Capital Management L.P. ("Cerberus"), made a capital contribution to acquire an 80.1 percent Class A membership interest (the "Cerberus Acquisition") in Holding. Related parties of Daimler retained a 19.9 percent membership interest in Holding after the Cerberus Acquisition, which was represented by Class A and Class B membership interests.

On March 31, 2009, Daimler transferred its ownership of 23 international distribution centers ("NSCs"), which were being operated for the benefit of the Company to Holding, who simultaneously transferred its ownership of these NSCs to the Company. In connection with the transfer, the Company paid Daimler $99 million in exchange for the settlement of obligations related to the NSCs and other obligations. Refer to Note 19, Other Transactions with Related Parties, for additional information related to the settlement.

Chapter 11 Reorganization Proceedings

On April 30, 2009 (the "Petition Date"), the Company and 24 of its affiliates filed petitions for relief under Chapter 11 of Title 11 ("Chapter 11") of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court"). On May 19, 2009, an affiliate of the Company, Alpha Holding LP filed a petition for relief under Chapter 11 of the Bankruptcy Code in the Court. The filing of petitions for relief under Chapter 11 of the Bankruptcy Code are hereinafter referred to as "Chapter 11 Proceedings." The Company and these 25 affiliates (collectively, the "Debtors") are authorized to operate their businesses and manage their properties as "Debtors-in-Possession" ("DIP") under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. On May 5, 2009, the Office of the United States Trustee for the Southern District of New York appointed a statutory committee of unsecured creditors (the "Official Unsecured Creditors Committee").

At hearings held in May 2009, the Court granted final approval of the Debtors' "first day" orders for authority to pay certain pre-petition claims in designated categories and subject to certain terms and conditions. This relief generally was designed to preserve the value of the Debtors' businesses and assets pending consummation of the Fiat Transaction (as defined and described below). Among other things, the Court authorized the Debtors to pay certain pre-petition claims relating to employees, suppliers, customers, dealers, taxes and cash management.

The Chapter 11 Proceedings triggered defaults on several debt obligations of the Debtors. However, under Section 363 of the Bankruptcy Code, the filing of a bankruptcy petition automatically stays most actions against a debtor, including most actions to collect pre-petition indebtedness or to exercise control over the property of the debtor's estate. Absent an order of the Court, substantially all pre-petition liabilities are subject to settlement under a plan of reorganization.

Refer to Note 23, Subsequent Events, for a discussion of subsequent events.

Fiat Transaction

In connection with the commencement of the Chapter 11 Proceedings, Old Carco and certain of its subsidiaries, Fiat S.p.A and New Chrysler (as defined below) entered into a master transaction agreement dated as of April 30, 2009 (as amended and collectively with other ancillary and supporting documents, the "Purchase Agreement"). The Purchase Agreement provided, among other things, that: (i) the Debtors would transfer the majority of their operating assets and equity in their principal foreign subsidiaries, to New CarCo Acquisition LLC (n/k/a Chrysler Group LLC) ("New Chrysler"), a newly established Delaware limited liability company formed by Fiat North America LLC ("Fiat"), an indirect wholly-owned subsidiary of Fiat S.p.A.; and (ii) in exchange for those assets, New Chrysler would assume certain of the Debtors' liabilities, including, but not limited to, certain accounts payable, personnel costs, warranty obligations, sales incentive obligations, restructuring and employee retirement and other benefit obligations, and pay to the Debtors $2.0 billion in cash (collectively with the other transactions contemplated by the Purchase Agreement, the "Fiat Transaction"). The principal assets not acquired by New Chrysler represent certain property and plant locations, while the principal liabilities not assumed by New Chrysler represent the First and Second Lien Credit Agreements, the Second Lien Secured Priming Superiority Debtor-in-Possession Credit Agreement (as amended and modified, the "DIP Credit Agreement"), as well as certain other postretirement benefit obligations ("OPEB") and legal liabilities.

On May 31, 2009, the Court issued: (i) an Opinion Granting the Debtors' Motion Seeking Authority to Sell, Pursuant to Section 363 of the Bankruptcy Code, Substantially All of the Debtors' Assets (the "Sale Opinion"); and (ii) an Opinion and Order Regarding Emergency Economic Stabilization Act of 2008 and Troubled Asset Relief Program (together with the Sale Opinion, the "Opinions"). On June 1, 2009 and consistent with the Sale Opinion, this Court entered an Order authorizing the Fiat Transaction (the "Sale Order"). On June 5, 2009, the United States Court of Appeals for the Second Circuit affirmed the Opinions and the Sale Order. Consistent with the Sale Order, the Fiat Transaction was consummated on June 10, 2009 (the "Closing").

Refer to Note 23, Subsequent Events, for a discussion of subsequent events.

Nature of Operations

The Company's primary operations include the research, design, manufacture, assembly and wholesale distribution of passenger cars and trucks under the brand names Chrysler, Jeep® and Dodge. The Company's vehicles, as well as parts and accessories, including those sold under the MOPAR® brand name, are primarily produced and distributed in the Company's principal markets of the U.S., Canada and Mexico ("NAFTA"). The majority of NAFTA vehicle sales are to independent dealers, who in turn sell to consumers. Vehicle, parts and accessories sales outside of the NAFTA region are primarily through the Company's NSCs, which in turn sell to local independent dealers. The Company also provides lease financing for vehicles leased by Canadian consumers. The Company suspended its production operations upon the filing of the Chapter 11 Cases and had not resumed production as of June 9, 2009.

Relationship with Cerberus and Daimler

On June 5, 2009, the Company, Holding, certain affiliates of Cerberus, Daimler AG and certain of its affiliates (collectively, "Daimler") and the Pension Benefit Guaranty Corporation ("PBGC") entered into a signed binding agreement (the "Daimler Settlement") settling various matters. Under the agreement, Holding redeemed Daimler's 19.9 percent ownership interest in Holding in exchange for the settlement of various claims between Daimler and Holding. This transaction did not impact the Company's financial statements. In addition, Daimler agreed to make three equal cash payments to the Company totaling $600 million, which are to be used to fund contributions into the Company's U.S. pension plans over the next three years. In addition and pursuant to the terms of the agreement, Cerberus surrendered its ownership in Holding and Cerberus and Daimler agreed to forgive and extinguish debt owing under a $2.0 billion Second Lien Credit Agreement, subject to certain conditions.

On August 17, 2009, the Official Unsecured Creditors Committee filed an Adversary Proceeding against Daimler causing the conditions to the forgiveness and extinguishment of Daimler's portion of the debt under the Second Lien Credit Agreement (totaling $1.5 billion) to not be satisfied. As such, Daimler informed the Debtors that it had not released its lien on the Debtors' assets and was reserving its rights with respect to its portion of the debt under the Second Lien Credit Agreement. Refer to Note 12, Financial Liabilities, and Note 19, Other Transactions with Related Parties, for additional information related to the Second Lien Credit Agreement.

Relationship with GMAC/Ally

On April 30, 2009, the Company announced an agreement between the Company and GMAC LLC (n/k/a Ally Financial Inc.) ("Ally"), in which Ally will provide automotive financing products and services to the Company's NAFTA dealers and consumers, including wholesale, retail, fleet, remarketing and other services. In May 2009, subject to Ally's credit policies, Ally began providing financing and funding for the financial services offered to dealers and retail consumers and bears a portion of the related financial risks including, but not limited to, credit risk and residual value risk on its lease portfolio. However, Ally is not obligated to offer leasing products. Under the agreement, the Company must offer all subvention programs to Ally, and is required to ensure that Ally finances a specified minimum percentage of the vehicles the Company sells in North America under rate subvention programs in which it elects to participate.

The United States Department of the Treasury (the "U.S. Treasury") supported the automotive restructuring initiative by promoting the availability of credit financing for dealers and consumers, including liquidity and capitalization that would be available to Ally, and by providing capitalization that Ally required to support the Company's business. On May 21, 2009, the Ally Master Transaction Agreement ("Ally MTA") between the Company, the U.S. Treasury, Ally and Dealer Automotive Receivables Transition LLC ("USDART") was executed. The U.S. Treasury funded $600 million to the Company, under the DIP Credit Agreement, which was immediately transferred to USDART for the sole purpose of reimbursing Ally for any losses incurred on unsecured Chrysler dealership loans. Ally is the sole member of USDART. Refer to Note 13, Debtors-in-Possession Financing, Note 15, Commitments, Contingencies and Concentrations, and Note 23, Subsequent Events, for additional information related to Ally and USDART.

Relationship with Chrysler Financial

On May 6, 2009, the Company and Chrysler Financial Services Americas LLC ("Chrysler Financial") entered into an agreement in which the Company agreed to transfer $500 million of cash collateral and a $1.0 billion note receivable to Chrysler Financial in exchange for a reduction in Chrysler Financial's pre-petition claims, as well as Chrysler Financial's waiver of any provisions in its Master Auto Finance Agreement (the "MAFA") with the Company or its loan agreements with dealers that would have been breached by arrangements between the Company or its dealers and Ally. Chrysler Financial also agreed to cooperate in transitioning the Company's dealers to Ally financing.

Prior to the agreement, Chrysler Financial had historically provided a significant portion of retail and lease financing of dealer sales of the Company's vehicles to consumers. Chrysler Financial also provided wholesale financing to a significant number of the Company's dealers. In response to restrictions on the availability of liquidity, Chrysler Financial was constrained in its ability to provide wholesale and retail financing support to dealers and consumers in the U.S., Canada and Mexico, the Company's primary markets, and could not obtain funding to continue lease financing in the U.S. subsequent to July 31, 2008.

Refer to Note 19, Other Transactions with Related Parties, for additional information related to Chrysler Financial.

Basis Of Presentation And Recent Accounting Pronouncements	9 Months Ended	12 Months Ended	5 Months Ended
	Sep. 30, 2011	Dec. 31, 2010	Jun. 09, 2009 Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]
Basis Of Presentation And Recent Accounting Pronouncements

Note 2. Basis of Presentation and Recent Accounting Pronouncements

Basis of Presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statements. In the opinion of management, the information contained herein reflects all adjustments necessary for a fair presentation of the information presented. All such adjustments are of a normal recurring nature. The results of operations for interim periods are not necessarily indicative of the results to be expected for the fiscal year. For further information, refer to the audited consolidated financial statements and footnotes thereto included in our Form 10.

Recent Accounting Pronouncements

In September 2011, the Financial Accounting Standards Board ("FASB") issued updated guidance on annual goodwill impairment testing. The amendment allows an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If based on its qualitative assessment, an entity concludes it is more likely than not that the fair value of a reporting unit is less than its carrying amount, quantitative impairment testing is required. However, if an entity concludes otherwise, quantitative impairment testing is not required. This guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted. We have elected to early adopt the updated guidance as of October 1, 2011.

In June 2011, the FASB issued updated guidance that amends the presentation standard for reporting comprehensive income. The amendment requires an entity to present total comprehensive income, the components of net income and the components of other comprehensive income, in a single continuous statement of comprehensive income or in two separate but consecutive statements. Regardless of which option an entity chooses to present comprehensive income, an entity is required to present on the face of the financial statements, reclassification adjustments for items that are reclassified from other comprehensive income to net income. For public entities, this guidance is effective for fiscal periods beginning after December 15, 2011 and is to be applied retrospectively. We will comply with this guidance beginning on January 1, 2012.

In May 2011, the FASB issued updated guidance to achieve common fair value measurement and disclosure requirements between International Financial Reporting Standards and U.S. GAAP. The amendments clarify the Board's intent about the application of existing requirements and provides for changes in measuring the fair value of financial instruments that are managed within a portfolio and the application of premiums or discounts. This guidance will require us to, among other things, expand existing disclosures for recurring Level 3 fair value measurements and for those assets and liabilities not measured at fair value on the balance sheet, but for which fair value is disclosed. This guidance is effective for fiscal periods beginning after December 15, 2011 and is to be applied prospectively. We will comply with this guidance beginning on January 1, 2012.

In December 2010, the FASB issued an update to the guidance on the two-step goodwill impairment testing process for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform the second step of the goodwill impairment test if qualitative factors indicate that it is more likely than not that a goodwill impairment exists. This guidance is effective for fiscal periods beginning after December 15, 2010 for public entities. We will comply with this guidance in connection with our goodwill impairment testing during 2011.

In October 2009, the FASB issued accounting guidance that amends the accounting for multiple-element arrangements. It addresses how to separate deliverables and measure and allocate consideration to one or more units of accounting. The overall consideration is allocated to each deliverable by establishing a selling price for each deliverable based on the following hierarchy of evidence: (i) vendor-specific objective evidence, (ii) other third party evidence or (iii) an estimate of the selling price of each deliverable in the arrangement. Both internal and external factors are used to determine the selling price of each deliverable and revenue is recognized for each deliverable in accordance with our revenue recognition policies. This guidance is effective for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. We adopted this guidance prospectively on January 1, 2011, and it did not have a material effect on our condensed consolidated financial statements.

Basis Of Presentation And Recent Accounting Pronouncements

Note 2.  Basis of Presentation, Capitalization and Business Combination Accounting

Basis of Presentation

The accompanying Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). All inter-company transactions have been eliminated in consolidation.

Capitalization

Fiat

We acquired the principal operating assets and assumed certain liabilities of Old Carco and its principal domestic subsidiaries, as well as, acquired the equity of Old Carco's principal foreign subsidiaries. We issued membership interests to our members in exchange for their contributions, which we valued as follows:

We recorded the intellectual property contributed by Fiat at its fair value of $320 million, which was determined using the relief from royalty method. The significant assumptions used in this method included the following:

•	Forecasts of revenues for vehicles expected to be manufactured in the future utilizing Fiat intellectual property;

•	A royalty rate based on licensing arrangements for the use of technology in the automotive industry and related industries;

•	Estimated costs expected to be incurred to allow the Fiat intellectual property to be used on vehicles sold in North America;

•	Estimated tax expense a market participant would incur on the net royalties; and

•

An after-tax discount rate of 18 percent commensurate with the perceived business risks related to the cash flows attributable to the Fiat intellectual property. This discount rate is lower than the estimated after-tax weighted average cost of capital, or WACC, of 19.5 percent used to value the membership interests issued to the other members. Management believes this is appropriate because the intellectual property represents proven technology that had already been utilized by Fiat in its products.

We determined that a useful life of 10 years for the intellectual property was appropriate and consistent with our intended use of the asset, as well as the average life cycle of the products and platforms that the intellectual property will be used in.

VEBA Trust

In connection with the 363 Transaction, we entered into the VEBA Settlement Agreement with the UAW whereby the VEBA Trust agreed to assume responsibility for certain health care claims incurred by certain of our retirees. In accordance with the terms of the VEBA Settlement Agreement, we issued to the VEBA Trust the VEBA Trust Note with a face value of $4,587 million as well as membership interests representing an initial 67.7 percent ownership interest in the Company. The terms of the VEBA Settlement Agreement and the recognition and valuation of the VEBA Trust Note and VEBA Trust Membership Interests are discussed in Note 18, Employee Retirement and Other Benefits.

United States Department of the Treasury and the Canada CH Investment Corporation

On June 10, 2009, we issued membership interests to the U.S. Treasury and Canada CH in consideration for the credit facilities and financing provided by the U.S. and Canadian governments. We recorded their membership interests at their fair values of $72 million and $17 million, respectively, which were determined using a discounted cash flow model as discussed below. We recognized these contributions as a deferred charge representing the fair value of the undrawn credit facilities and as a discount to the face value of the financing. Deferred charges of $65 million, of which $48 million related to U.S. Treasury and $17 million related to Canada CH, were recognized in prepaid expenses and other assets for the undrawn credit facilities, which will be amortized on a straight-line basis over the term of the credit facilities. Additionally, $24 million was recognized as a discount to the financing received from the U.S. Treasury, which will be accreted over the term of the loans utilizing the effective interest method.

The fair value of the U.S. Treasury's and Canada CH's membership interests was determined by subtracting the face value of the Company's debt from an enterprise value established using a discounted cash flow model. The key inputs to the model included:

•	Annual projections through 2014 prepared by management that reflect the estimated after-tax cash flows a market participant would expect to generate from operating the business;

•

A terminal value which was determined using a growth model that applied a 2.0 percent long-term growth rate to our projected after-tax cash flows beyond 2014. The long-term growth rate was based on our internal projections as well as industry growth prospects;

•	An estimated after-tax WACC of 19.5 percent; and

•	Projected worldwide factory shipments ranging from 1.6 million vehicles in 2010 to 2.8 million vehicles in 2014.

The fair value of the undrawn credit facilities was estimated considering the probability the facilities would be drawn and the difference between their contractual interest rates and the estimated market rates at June 10, 2009, taking in to account the Company's estimated creditworthiness.

Membership Interests

Our Amended and Restated Limited Liability Company Operating Agreement, dated as of June 9, 2009, as amended ("LLC Operating Agreement") governs the rights and privileges associated with the Class A and Class B Membership Interests held by our members, arrangements for the issuance of additional membership interests in certain circumstances, distributions to holders of our membership interests, management and oversight of our business and operations, restrictions on transferability of membership interests and the periodic reporting of information to our members.

We have two authorized classes of membership interests. Our Class B Membership Interests were originally issued to and are held by Fiat. Our Class A Membership Interests were originally issued to and are held by the U.S. Treasury, a company owned by Canada CH and several special purpose corporations formed and owned by the VEBA Trust. The holders of our membership interests are not liable to us to make any additional capital contributions with respect to such interests (except as otherwise required by Section 18-607 and 18-804 of the Delaware Limited Liability Company Act, or LLC Act).

None of our membership interests benefit from any right to redemption.

Rights to Receive Allocations and Distributions

The holder of our Class B Membership Interests shares proportionately in our net income or loss and is entitled to receive distributions from us proportionately with the Class A Membership Interests. Upon liquidation, the holder of our Class B Membership Interests may be entitled to share ratably with the holders of our Class A Membership Interests in our remaining assets after accounting for: (i) the costs and expenses of any winding up, liquidation and termination of us; (ii) payment to our creditors; and (iii) establishment of the necessary reserves to meet any and all of our contingent and unforeseen liabilities or obligations.

Prior to our repayment in full of our obligations under our credit facilities with the U.S. Treasury and Export Development Canada ("EDC"), no distributions are to be made in respect of membership interests other than distributions made pro rata to members such that no member receives less than such member's Tax Amount (as defined in the LLC Operating Agreement).

Voting Rights

The holder of our Class B Membership Interests is entitled to vote along with holders of our Class A Membership Interests on any and all matters that would require approval of the members under our LLC Operating Agreement.

Certain holders of our Class A Membership Interests have agreed pursuant to a separate shareholders agreement to vote their membership interests as recommended by our independent directors. Specific provision has been made for election of directors as described below.

Management of the Company

We are managed by a Board which has exclusive and complete authority and discretion to manage our operations and affairs and to make all decisions regarding our business. Any action authorized by the Board will constitute an act of ours and serve to bind us. Authorized actions by the Board require an affirmative vote of a majority of the directors present at a meeting at which at least a majority of the entire Board is present. Certain actions also require approval of at least one director appointed by the holders of our Class B Membership Interests.

Ownership

Subject to certain specific exceptions, the rights and privileges of the Class A and Class B Membership Interests are identical. The Class B Membership Interests originally represented a 20 percent ownership interest which we and our members agreed would be subject to increase in certain circumstances, which we refer to as the Class B Events. In particular, upon the occurrence of each of the Class B Events, the ownership interest held by Fiat and represented by the Class B Membership Interests will increase by 5 percent, for an aggregate increase of 15 percent, if all three Class B Events occurred. A Class B Event would occur in the following circumstance:

•

Technology Event: If we receive regulatory approval to produce an engine in the U.S. based on Fiat's Fully Integrated Robotised Engine, or FIRE, family (or another engine agreed to by Fiat and the U.S. Treasury) and we irrevocably commit to begin commercial production of the engine;

•

Distribution Event: If we record cumulative revenues following June 10, 2009 of $1.5 billion or more attributable to sales outside of Canada, Mexico and the U.S. and we execute franchise agreements covering at least 90 percent of Fiat's automobile dealers in Latin America pursuant to which such dealers will carry Chrysler Group products; and

•

Ecological Event: If we receive regulatory approval for an automobile based on a Fiat platform or vehicle technology that has a fuel efficiency rating of at least 40 combined miles per gallon and we irrevocably commit to begin assembly in commercial quantities in the U.S.

We are obligated to make commercially reasonable efforts to encourage, facilitate and promote the completion of these Class B Events in a timely and efficient manner, including by providing funding, headcount and other resources needed to achieve them.

If the remaining Class B events do not occur by January 1, 2013, the corresponding increase in the ownership interest represented by the Class B Membership Interests will not be made. At that time, or earlier upon the consummation of an initial public offering ("IPO") by us, the Class B Membership Interests will convert to Class A Membership Interests at the then-existing percentage ownership interest representing the Class B Membership Interests.

Refer to Note 24, Subsequent Events, for additional information regarding events that have occurred subsequent to December 31, 2010 related to this matter.

Board of Directors

Under the LLC Operating Agreement, we are managed under the oversight and direction of our Board, which consists of nine members. Our Board is required to consist of a majority of independent directors unless Fiat acquires a majority ownership interest in us. Those members were selected as follows:

•	Class B Member:

•

Fiat. Fiat appointed three directors and may continue to do so as long as it retains at least its original Class B Membership Interest. If Fiat's ownership interest equals or exceeds 35 percent by virtue of completion of the Class B Events, it may designate a fourth director, and if Fiat holds a majority ownership interest it may designate five directors, at least one of whom must be "independent" under New York Stock Exchange rules. Fiat has pledged a portion of its ownership interest in Chrysler Group to the U.S. Treasury to secure certain of our obligations under our loan from the U.S. Treasury. If that pledge is foreclosed, the right to designate one or more directors may become vested in the U.S. Treasury. The pledge terminates if the obligations outstanding and undrawn commitment total less than $4.8 billion.

•	Class A Members:

•

VEBA Trust. For so long as the VEBA Trust or its wholly-owned subsidiaries retain an ownership interest of 15 percent or more, it may designate one director, whose appointment is also subject to the prior written consent of the International Union, United Automobile Aerospace and Agriculture Implement Workers of America ("UAW").

•

Canada CH. Until the date that all obligations under the EDC credit facility are repaid and all commitments terminated, Canada CH or any transferee that is also wholly-owned by the Canadian government may designate one director who qualifies as an "independent" director.

•

U.S. Treasury. The U.S. Treasury initially designated four directors, at least two of whom were required to be "independent." If Fiat becomes entitled to designate a fourth director, the term of one director initially designated by the U.S. Treasury shall immediately expire and that director will resign. If Fiat becomes entitled to designate five directors, one of the remaining three directors initially designated by the U.S. Treasury will resign (beginning with the non-independent initial director, if any).

If a member with a continuing right to designate directors (i.e., Fiat, Canada CH or the VEBA Trust) is no longer a member, it shall cause its appointed directors to resign or be removed.

The four directors initially designated by the U.S. Treasury serve one year terms. Our other directors serve an initial term not to exceed three years, and subsequent terms not to exceed one year. Directors may serve an unlimited number of consecutive terms, and shall hold office until a successor is duly elected, or if earlier, until death, resignation or removal from office.

If we have a vacancy in our Board because of the death, resignation or removal of a director designated as described above, or because a director's term of office has expired, that vacancy will be filled by the member who originally designated such director, except in the case of the U.S. Treasury or if such member is no longer entitled to designate the director, in which case the vacancy shall be filled by a Board committee comprised solely of "independent" directors.

We are required to hold meetings of our Board at least four times during each 12 month period and once during each three-month period. Special Board meetings may be called at the request of our Chairman or any two directors. The presence of a majority of the voting authority of the Board, including one director appointed by each of Fiat, Canada CH, the VEBA Trust and the U.S. Treasury (so long as such member is entitled to appoint a director), is necessary to constitute a quorum. The Board may also act by unanimous written consent in lieu of a meeting.

Fiat Rights

Fiat has certain special rights under the LLC Operating Agreement which reflect Fiat's special role as our industrial partner.

•

Management. In addition to its Board appointment rights, Fiat has the right to appoint an independent director to our Audit Committee and Compensation Committee and has the right to designate the Chairman of our Executive Committee. In addition, for as long as Fiat's ownership interest in us is at least 20 percent, the appointment of our Chief Executive Officer requires Fiat's prior consent.

•

Major Decisions: A number of significant matters require approval by the affirmative vote of a majority of our Board, which for so long as Fiat holds at least a 20 percent ownership interest in us, must include the affirmative vote of at least one director selected by Fiat. These "major decisions" are:

•	an initial public offering;

•	any amendment to the LLC Operating Agreement or our other organizational documents;

•	any merger, business combination, consolidation, corporate reorganization or any transaction constituting a change of control of us;

•	any sale, transfer or other disposition of a substantial portion of our assets (together with our subsidiaries, as a whole);

•	a material change in our business purpose;

•	an opening or re-opening of a major production facility;

•	any capital expenditure, investment or commitment (or series of related expenditures, investments or commitments) by us in excess of $250 million;

•	any liquidation proceeding involving us;

•	any proposal or action by us that is not in accordance with our business plan and/or annual operating budget; and

•

any decisions over which we granted approval rights to the U.S. Treasury under the U.S. Treasury loan or any other related agreements with any governmental entity having jurisdiction over us or any of our subsidiaries or our subsidiaries' property or assets, including the U.S. and Canada.

In accordance with the LLC Operating Agreement, our independent directors have appointed a business dispute designee to work with Fiat from time to time to assist in determining or resolving disputes regarding any of the following matters in which both we and Fiat may be involved:

•	related party transactions and projects with Fiat involving expenditures of more than $100 million;

•	specific vehicle, platform and powertrain programs contemplated by our 2010-2014 business plan prior to the designation of authority to spend with respect to such program; and

•	whether and to what extent any of the principal alliance agreements with Fiat should be amended.

Rights and Duties of Members

Members have no right to take part in our management or operation other than through the Board, nor may a member take action on behalf of us without the prior written approval of our Board. Except as required by law, members are not entitled to any rights of dissent or appraisal rights with respect to any transaction which we may undertake.

The affirmative vote of the holders of a majority of our membership interests is required to:

•

Redeem, purchase or otherwise acquire any of our membership interests, except for the repurchase of membership interests from employees, officers, directors, consultants or other persons performing services that were issued membership interests pursuant to an employment or other agreement, or an equity or similar plan under which we have the option or obligation to repurchase such interests;

•

Authorize any new class of membership interests, increase the size of any class of membership interests or issue any new membership interests, other than those authorized to be issued under the LLC Operating Agreement;

•

Adopt an equity or similar plan or issue membership interests to directors, officers, employees or consultants primarily for compensatory purposes except pursuant to an option approved by a majority of the membership interests then outstanding; and

•	Change our independent auditors or materially change our accounting policies.

Meetings of our members may be called at any time by two directors, our Chairman of the Board or our Chief Executive Officer. Written notice must be given not less than 10 nor more than 30 business days before the meeting. The presence of holders of a majority of outstanding voting membership interests, present in person or represented by proxy, shall constitute a quorum; provided that the presence of Fiat and the U.S. Treasury, for so long as they remain members, is required for a quorum to exist.

Any action that may be taken at any meeting of members may be taken without a meeting by the written consent of the members holding outstanding voting membership interests sufficient to approve such action.

Issuance and Transfer of Membership Interests

In addition to the potential that Fiat's ownership interest may increase by up to an additional 10 percent upon the occurrence of the remaining Class B Events, we and certain of our members have entered into a number of other arrangements that may affect the ownership of our membership interests. These include a call option we granted to Fiat under the LLC Operating Agreement, options granted by several of our members in favor of Fiat and as provided in an equity recapture agreement between the VEBA Trust and the U.S. Treasury, and preemptive rights under the LLC Operating Agreement.

Call Option from Chrysler. Between January 1, 2013 and June 30, 2016, Fiat may exercise the following call options to acquire Class A Membership Interests:

•

Alternative Call Option: If one or more of the Class B Events has not occurred by January 1, 2013, Fiat may acquire additional Class A Membership Interests such that Fiat's total interest would increase by 5 percent in the aggregate for each Class B Event that has not occurred.

•

Incremental Equity Call Option: Fiat may acquire additional Class A Membership Interests such that Fiat's total ownership interest may increase by up to 16 percent in the aggregate. This option is exercisable only so long as the sum of the principal and unfunded commitments under the U.S. Treasury loans and the EDC loans does not exceed approximately $4 billion.

The price of the membership interests acquired in connection with the exercise of either of these options will depend on whether or not we have completed a Chrysler Group IPO at the time the option is exercised. If a Chrysler Group IPO has not occurred, the exercise price for both of these options is determined using a defined market-based multiple, not to exceed Fiat's multiple, applied to our reported EBITDA for the most recent four quarters less our net industrial debt. If exercised contemporaneously with a Chrysler Group IPO, the exercise price for both options will be equal to the initial public offering price. Subsequent to a Chrysler Group IPO, the exercise price is determined by reference to a volume-weighted average price per share of our common stock. In any of the scenarios described above, Fiat's ownership interest will increase through dilution of the other members' ownership interests.

Fiat may exercise these options prior to January 1, 2013 if the U.S. Treasury loans and the EDC loans have been repaid in full. Fiat's ownership interest cannot exceed 49.9 percent until the government loans have been repaid in full.

Other Call Options and Equity Arrangements. The U.S. Treasury has granted Fiat a call option on the Class A Membership Interests held by U.S. Treasury (including those acquired by the U.S. Treasury under the equity recapture agreement described below). This call option has the same post-IPO pricing terms as the call option under the LLC Operating Agreement. The pre-IPO option price is to be a negotiated price or, absent agreement, a price established by the average of the closest estimated values determined by two of three investment banks. This option is exercisable during the 12-month period following the repayment in full of the U.S. Treasury loans.

The VEBA Trust has granted Fiat a call option on a portion of the Class A Membership Interests held by the VEBA Trust. This call option has the same pricing terms as the call option under the LLC Operating Agreement. It is exercisable from July 1, 2012 to June 30, 2016 provided that it covers 40 percent of the membership interests originally issued to the VEBA Trust and may be exercised for no more than 8 percent of such membership interests in any six month period.

The U.S. Treasury and the VEBA Trust are parties to an equity recapture agreement that is intended to provide to U.S. Treasury the economic benefit associated with the membership interests held by the VEBA Trust in excess of a threshold amount of $4.25 billion plus 9 percent per annum from January 1, 2010. Once the VEBA Trust receives proceeds in such amount, any additional proceeds payable to the VEBA Trust and any membership interests retained by the VEBA Trust are to be transferred to the U.S. Treasury for no further consideration. In addition, the equity recapture agreement provides for interim and final settlements of one-third, one-half and 100 percent of the value in 2014, 2016 and 2018, respectively, if the VEBA Trust has not sold a specified amount of our equity by that time.

Transferability. In addition to the right of the VEBA Trust to transfer its membership interests to Fiat pursuant to the call option agreement or to U.S. Treasury pursuant to the equity recapture agreement, permitted transfers by our members include the following:

•	U.S. Treasury and Canada CH may transfer their membership interests if Fiat reasonably determines that the proposed transferee is not a competitor, or an affiliate of a competitor, of Fiat;

•	Any member may transfer its membership interests in connection with a Chrysler Group IPO, preemptive rights or the exercise of registration rights;

•	Any member may transfer its membership interests to one of its own Controlled Affiliates, as defined in the LLC Operating Agreement;

•

Prior to the first anniversary of the repayment of our U.S. Treasury loans or the EDC loans in full, Fiat may transfer its membership interests with the prior written consent of the U.S. Treasury or EDC; and

•	On or after the first anniversary of the repayment of the U.S. Treasury loans and EDC loans in full, Fiat may transfer its membership interests at any time.

Fiat may not terminate its rights as a member prior to June 10, 2011. Fiat must surrender its membership interests in Chrysler Group if we are the terminating party of the master industrial agreement or if Fiat exercises its right to terminate the master industrial agreement at any time after June 10, 2011 and such termination occurs prior to the earlier of the date that the Class B Events are achieved or June 10, 2013. Each other member may resign prior to the dissolution of Chrysler Group only upon the assignment of the entirety of its membership interests.

If the VEBA Trust seeks to transfer its membership interests, it must provide notice to Fiat and Fiat will have an irrevocable non-transferable first option to purchase all or a portion of the offered securities at the same price and on the same terms and conditions as the proposed transfer. If Fiat fails to exercise the first option or exercises the first option in part, the selling member shall give notice to each non-Fiat member and to us. Each of those members will have an irrevocable non-transferable option to purchase all or a portion of the remaining offered securities at the same price and on the same terms and conditions as the proposed transfer.

Fiat has granted co-sale rights to the other members, which shall have the right to include a number of membership interests in any proposed transfer by Fiat if those members exercise their co-sale rights under the LLC Operating Agreement. If the proposed transferee fails to purchase the other member's offered interests, then Fiat shall not be permitted to make the proposed transfer.

Preemptive Rights. As long as any of our members has an aggregate ownership interest of at least 10 percent, which we refer to as a 10% Member, prior to a Chrysler Group IPO, we may not:

•

issue additional membership interests unless, prior to such issuance we offer such membership interests to each such 10% Member at the same price per interest and upon the same terms and conditions; or

•

consummate any capital contribution transaction unless, prior to the consummation of such capital contribution, we offer such 10% Member the right to consummate such a capital contribution on the same terms and conditions.

These rights terminate upon the earlier of a Chrysler Group IPO or a liquidation proceeding.

Business Combination Accounting

We accounted for the 363 Transaction utilizing the acquisition method of accounting in accordance with the accounting guidance related to business combinations. We paid $2 billion in cash consideration to Old Carco in connection with the 363 Transaction. This consideration was funded by proceeds from our U.S. Treasury first lien credit agreement. Goodwill of $1,361 million was calculated as the excess of the consideration transferred to the creditors of Old Carco in the 363 Transaction over the June 10, 2009 values recognized for the identifiable assets acquired and the liabilities assumed. Goodwill represents the future economic benefits arising from other assets acquired as part of the 363 Transaction that do not meet the separability criteria of the business combinations accounting guidance.

The following summarizes the estimated values of the assets acquired and liabilities assumed on June 10, 2009 (in millions):

Consideration transferred		$2,000

Cash and cash equivalents	1,694
Restricted cash	1,079
Marketable securities	16
Trade receivables	1,731
Inventories	3,040
Property, plant and equipment	14,242
Equipment on operating leases	3,415
Prepaid expenses and other assets	3,278
Advances to related parties and other financial assets	185
Deferred taxes	120
Other intangible assets	3,219

Total assets acquired	32,019

Trade liabilities	3,782
Accrued expenses and other liabilities	20,557
Financial liabilities	5,659
Deferred revenue	1,262
Deferred taxes	120

Total liabilities assumed	31,380

Value of net assets acquired		639

Goodwill (excess of consideration transferred over value of net assets)		$1,361

In applying the accounting guidance related to business combinations, we recorded the assets acquired and the liabilities assumed from Old Carco at fair value, except for certain pre-acquisition contingent liabilities for which fair value was not determinable, deferred income taxes and certain liabilities associated with employee benefits, which were recorded according to other accounting guidance. These adjustments are final and no determinations of fair value are considered provisional. The significant assumptions related to the valuation of our assets and liabilities recorded in connection with the 363 Transaction are discussed below.

Trade Receivables

We recorded trade receivables with a fair value of $1,731 million, which takes into account the risk that not all contractual amounts owed us will be collected. Contractual amounts due to us for acquired trade receivables amounted to $1,827 million. Due to the short-term nature of the acquired trade receivables, management did not expect cash collections for trade receivables to differ materially from the fair value recognized.

Inventories

We recorded inventories at a fair value of $3,040 million, which was determined as follows:

•

Finished products were determined based on the estimated selling price of finished products on hand less costs to sell, including disposal and holding period costs, as well as a reasonable profit margin on the selling and disposal effort for each specific category of finished products being evaluated;

•

Work in process was determined based on the estimated selling price once completed less total costs to complete the manufacturing process, costs to sell including disposal and holding period costs, as well as a reasonable profit margin on the remaining manufacturing, selling and disposal effort; and

•	Raw materials were determined based on current replacement cost.

Property, Plant and Equipment

We recorded property, plant and equipment, which includes land, buildings, leasehold improvements, machinery, equipment, construction in progress and special tooling, at a fair value of $14,242 million. The fair value was based on the premise of highest and best use.

The cost approach was applied in determining fair value for certain assets related to buildings, leasehold improvements and the majority of our machinery, equipment and special tooling. This method considers the amount required to construct or purchase a new asset of equal utility at current prices, with adjustments in value for physical deterioration, as well as functional and economic obsolescence. Economic obsolescence represents a loss in value due to unfavorable external conditions, such as the economics of the automotive industry as of June 10, 2009. Economic obsolescence was estimated based on expectations of the highest and best use of the property, plant and equipment, which generally contemplated an in-use valuation premise. Land was valued using the comparable sales method, which is a market approach that uses recent transactions for similar types of real property as a basis for estimating the fair value of the land acquired.

Equipment on Operating Leases

We recorded equipment on operating leases for which we are the lessor at a fair value of $3,415 million, which was based on the market value of comparable assets.

Intangible Assets

We recorded intangible assets at a fair value of $3,219 million. The following is a summary of the methods used to determine the fair value of our significant intangible assets:

•	The relief from royalty method was used to calculate the fair value of brand names of $2,210 million. The significant assumptions used in this method included:

•	Forecasted revenue for each brand name (Chrysler, Jeep, Dodge, Ram and Mopar);

•	Royalty rates based on licensing arrangements for the use of brands and trademarks in the automotive industry and related industries;

•	Estimated tax expense a market participant would incur on the net royalties;

•	After-tax discount rates ranging from 19 percent to 26 percent based on an estimated WACC and adjusted for perceived business risks related to these intangible assets; and

•	Indefinite economic lives for the acquired brands.

•

The cost approach was used to calculate the fair value of the acquired dealer networks of $384 million. The fair value of the acquired dealer networks was determined based on our estimated costs to re-create the dealer networks, which took into consideration an estimate of an optimal number of dealers.

•	The relief from royalty method was used to calculate the fair value of patented and unpatented technology of $208 million. The significant assumptions used included:

•	Forecasted revenue for each technology category;

•	Royalty rates based on licensing arrangements for similar technologies and obsolescence factors by technology category;

•	Estimated tax expense a market participant would incur on the net royalties;

•	After-tax discount rates ranging from 18 percent to 21 percent based on an estimated WACC and adjusted for perceived business risks related to these developed technologies; and

•	Estimated economic lives, which ranged from 4 to 10 years.

•	We recorded other intangible assets of $417 million, which included $192 million related to operating lease contracts that were favorable relative to available market terms.

Accrued Expenses and Other Liabilities

We recorded accrued expenses and other liabilities of $20,557 million, which included the following:

•

Pension and OPEB liabilities of $3,333 million and $6,506 million, respectively, measured in accordance with the accounting guidance for employee benefits discussed in Note 18. Employee Retirement and Other Benefits;

•

Other employee benefit and nonretirement post employment benefits, including workers' compensation and supplemental unemployment benefit obligations totaling $959 million, measured in accordance with the accounting guidance for employee benefits;

•

Warranty obligations of $2,310 million measured at fair value. Fair value was determined based on the expected future cash flows to satisfy the obligations, adjusted for a profit margin that would be required by a market participant to assume the obligations and discounted to a single present value using a discount rate that considers the timing of the expected cash flows and the non-performance risk of the obligations ranging from 3.0 percent in 2009 to 18.5 percent in 2012 and later based on the timing of the claims and their relationship to other secured and unsecured obligations of the Company. We used Old Carco's historical data regarding profit margins on its service contract business as a basis for estimating the profit margin a market participant would expect to earn on the assumed warranty obligations;

•

Various accrued expenses, including accrued sales incentives of $1,820 million; accrued income, property, excise, state, local and other taxes payable of $841 million and other items totaling $3,055 million measured at fair value; and

•

Various pre-acquisition contingencies totaling $1,733 million for which fair value was not determinable, which were measured in accordance with the accounting guidance related to contingencies as discussed below.

Deferred Revenue

We recorded deferred revenue with a fair value of $1,262 million, which primarily related to obligations assumed to fulfill service contracts. Fair value was determined based on the expected future cash flows to satisfy the obligations, adjusted for a profit margin that would be required by a market participant to assume the obligations and discounted to a present value using a discount rate that considers the timing of the expected cash flows and the non-performance risk of the obligations ranging from 3.0 percent in 2009 to 19.0 percent in 2012 and later based on the timing of the claims and their relationship to other secured and unsecured obligations of the Company. We used Old Carco's historical data regarding profit margins on its service contract business as a basis for estimating the profit margin a market participant would expect to earn on the obligations assumed to fulfill service contracts.

Financial Liabilities

We recorded financial liabilities, including debt and capital leases, at a fair value of $5,659 million. The fair value was calculated using a discounted cash flow methodology utilizing a synthetic credit rating to estimate the non-performance risk associated with our debt instruments, adjusted where appropriate for any security interests. Market observable data for discount rates reflecting the non-performance risk of the obligations was not available at the measurement dates. Appropriate discount rates were estimated by extrapolating market observable debt yields at the measurement dates. Financial liabilities included the following:

•

Assumed obligations to the U.S. Treasury primarily relating to loans originally provided to Old Carco's parent company, Chrysler Holding LLC ("Chrysler Holding") with an acquisition date fair value of $716 million. Refer to Note 12, Financial Liabilities, for additional information related to the nature, terms, and amounts of the U.S. Treasury financial liabilities;

•

Notes payable to EDC with an acquisition date fair value of $695 million. Refer to Note 12, Financial Liabilities, for additional information related to the nature, terms, and amounts of the Export Development Canada financial liabilities;

•

Asset-backed securitization facilities for the Gold Key Lease portfolio with an acquisition date fair value of $3,197 million. Refer to Note 12, Financial Liabilities, for additional information related to the nature, terms, and amounts of the Gold Key Lease asset-backed securitization facilities;

•

Auburn Hills Headquarters Loan with a fair value of $207 million. Refer to Note 12, Financial Liabilities, for additional information related to the nature, terms, and amounts of the Auburn Hills Headquarters Loan; and

•	Other various financial liabilities and capital lease obligations with fair values totaling $844 million.

Pre-acquisition Contingencies for which Fair Value was not Determinable

We recorded $1,733 million relating to certain pre-acquisition contingent liabilities assumed from Old Carco in the 363 Transaction for which fair value was not determinable due to uncertainty in the timing and amount of the liability and the number of variables and assumptions in assessing the possible outcomes. Pre-acquisition contingencies for which fair value was not determinable included $1,203 million for certain warranty obligations and $530 million relating to product liabilities, including various pending legal actions and proceedings arising in connection with Old Carco's activities as an automotive manufacturer.

Warranty obligations for which fair value was not determinable related to voluntary service actions and recall actions to address various customer satisfaction, safety and emissions issues on past vehicle sales. Estimates of the future costs of these actions are inevitably imprecise due to numerous uncertainties, including the enactment of new laws and regulations, the number of vehicles affected by a service or recall action and the nature of the corrective actions. The estimated future costs of these actions are based primarily on historical claims experience for our vehicles.

Fair value was also not determinable for product liabilities and various pending legal actions and proceedings arising from Old Carco's activities as an automotive manufacturer. These contingencies included various legal proceedings, claims and governmental investigations which were pending on a wide range of topics, including: vehicle safety; emissions and fuel economy; dealer, supplier and other contractual relationships; intellectual property rights; product warranties; and environmental matters. Some of these proceedings allege defects in specific component parts or systems (including airbags, seats, seat belts, brakes, ball joints transmissions, engines and fuel systems) in various vehicle models or allege general design defects relating to vehicle handling and stability, sudden unintended movement or crashworthiness. These proceedings seek recovery for damage to property, personal injuries or wrongful death and in some cases include a claim for exemplary or punitive damages. Adverse decisions in one or more of these proceedings could require us to pay substantial damages, or undertake service actions, recall campaigns or other costly actions.

As the fair value of these liabilities was not determinable, they have been measured in accordance with the accounting guidance related to contingencies.

We also assessed pre-acquisition contingencies for which we did not record an accrual to determine whether it was reasonably possible that the exposure relating to an individual matter could be material to our consolidated financial statements, thus requiring disclosure. On June 10, 2009, there were no such individual matters where we believed it was reasonably possible that our exposure to loss would be material to our consolidated financial statements.

Refer to Note 14, Commitments, Contingencies and Concentrations, for additional information related to these contingencies.

Note 2.  Basis of Presentation

Basis of Presentation

The accompanying consolidated financial statements present the financial results of the Company as of June 9, 2009 and December 31, 2008 and for the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008. The statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). All significant inter-company transactions have been eliminated in consolidation.

Going Concern

The Company's consolidated financial statements as of June 9, 2009 and December 31, 2008 and for the period from January 1, 2009 through June 9, 2009 and the year ended December 31, 2008, have been prepared assuming that the Company will continue as a going concern and contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company's ability to continue as a going concern is contingent upon its ability to comply with financial and other covenants contained in its debt agreements and successfully consummate a plan of reorganization, among other things. As a result of the Chapter 11 Proceedings, the realization of assets and the satisfaction of liabilities are subject to uncertainty. While operating as Debtors-in-Possession under Chapter 11, the Debtors may sell or otherwise dispose of or liquidate assets or settle liabilities, subject to the approval of the Court or as otherwise permitted in the ordinary course of business, for amounts other than those reflected in the accompanying Consolidated Financial Statements. The accompanying Consolidated Financial Statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities or any other adjustments that might be necessary should the Company be unable to continue as a going concern or as a consequence of the Chapter 11 Proceedings.

Due to the significant uncertainties inherent in the bankruptcy process, as well as events that have occurred subsequent to June 9, 2009, which are disclosed in Note 23, Subsequent Events, the Company has concluded that there is substantial doubt about its ability to continue as a going concern for a reasonable period of time.

Financial Reporting in Reorganization

As a result of the Chapter 11 Proceedings, the Company adopted accounting standards pertaining to financial reporting by entities in reorganization under the Bankruptcy Code. These accounting standards do not change the application of U.S. GAAP with respect to the preparation of the Company's consolidated financial statements. Rather, these accounting standards do require that financial statements for periods including and subsequent to a Chapter 11 filing, distinguish between transactions and events that are directly associated with the reorganization proceedings from the ongoing operations of the business. Additional disclosures are also required. Revenues, expenses, gains and losses directly associated with the reorganization proceedings are reported as Reorganization Expense, Net in the accompanying Consolidated Statements of Operations for the period from January 1, 2009 to June 9, 2009. In addition, liabilities subject to compromise in the Chapter 11 Proceedings are distinguished separately from liabilities not subject to compromise and post-petition liabilities in the accompanying Consolidated Balance Sheets as of June 9, 2009. Liabilities subject to compromise are reported at amounts expected to be allowed, even if they settled for reduced amounts. For further information on liabilities subject to compromise, see Note 11, Liabilities Subject to Compromise.

Consolidation and Financial Statement Presentation

The consolidated financial statements of the Company include the accounts of all material majority-owned subsidiaries, certain variable interest entities ("VIEs") where the Company is the primary beneficiary and entities controlled by the Company. Related parties that are 20 percent to 50 percent owned and subsidiaries where control is expected to be temporary are accounted for under the equity method. Certain foreign subsidiaries are not consolidated and are accounted for under the cost method as a result of government imposed uncertainties that limit the Company's ability to control and manage their operations.

The Company has elected to consolidate a majority of its NSCs on a one-month lag; therefore, the accompanying Consolidated Financial Statements for the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008 present the results of operations for the NSCs as of April 30, 2009 and November 30, 2008, respectively, and for the period from December 1, 2008 to April 30, 2009 and the twelve months ended November 30, 2008, respectively. However, the Company accrues for the NSCs' estimated results of operations for the last month in the Company's consolidated financial results (i.e. month of December for a calendar year end reporting period). This accrual is reversed in the subsequent month when the actual results are reported. There were no significant events that occurred subsequent to April 30, 2009 and November 30, 2008 for the NSCs which would have materially impacted the accompanying Consolidated Financial Statements for the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively.

Variable Interest Entities

The Company has transactions with, or variable interests in, VIEs. The financial results of the VIEs in which the Company is the primary beneficiary are included in the accompanying Consolidated Financial Statements in accordance with the accounting guidance for consolidations.

U.S. Treasury Loan Agreement with Holding

On December 31, 2008, Holding entered into a loan agreement with the U.S. Treasury, which was subsequently amended on January 2, 2009, pursuant to which the U.S. Treasury agreed to provide Holding with a $4.0 billion, secured term loan facility (the "U.S. Treasury Loan Agreement"). Holding borrowed $4.0 billion under the facility on January 2, 2009. The proceeds of the advance were contributed to the Company simultaneously with the funding of the advance. The proceeds were to be used for general corporate and working capital purposes. On April 29, 2009, and in accordance with the Warranty Commitment Program, the U.S. Treasury Loan Agreement was amended to increase the facility by $280 million for the Warranty SPV (as defined below). As additional consideration for the borrowings, the U.S. Treasury required Holding to provide a total of $285 million of senior secured notes as a cost of borrowing. The secured term loan and senior secured notes are hereinafter referred to as the "Facility".

The U.S. Treasury Loan Agreement matures on January 2, 2012, however, the maturity may be accelerated, at the option of the U.S. Treasury, upon the occurrence of an event of default. The loan bears interest on the unpaid principal balance at a rate per annum equal to the three month LIBOR rate (which will be no less than 2 percent) plus 3 percent. Effective March 31, 2009, interest payments are required quarterly.

The U.S. Treasury has a security interest in substantially all tangible and intangible assets of Holding and certain of its U.S. subsidiaries including, but not limited to, intellectual property, individual property, cash and cash equivalents, receivables and inventory, provided that recourse under the Facility to the assets of Holding, other than the membership interests in Holding, is limited to $2.0 billion. The U.S. Treasury has a first lien security interest on the U.S. MOPAR parts inventory and certain real estate and other assets. It has a lien that is junior to that of the First and Second Lien Holders (See Note 12, Financial Liabilities) with respect to the remaining assets. The U.S. Treasury Loan Agreement contains a number of representations, warranties and covenants that limit the ability of the Company to take certain actions, including limitations on asset sales, investments and incurrence of debt.

Refer to Note 19, Other Transactions with Related Parties and Note 23, Subsequent Events, for further information on the U.S. Treasury Loan Agreement.

U.S. Warranty Commitment Program

On March 30, 2009, the U.S. Government announced the establishment of a Warranty Commitment Program, to ensure warranty claims submitted to domestic automakers would be paid to consumers regardless of the automakers existence. The Warranty Commitment Program mandates that a reserve is established equal to 125 percent of the estimated warranty costs for each new U.S. vehicle sold by the Company during the period from March 31, 2009 through June 30, 2009. The Company is required to contribute 15 percent of the estimated warranty costs and the U.S. Treasury is responsible for the remaining 110 percent. On April 21, 2009, Chrysler Warranty SPV LLC ("Warranty SPV") was formed as a bankruptcy-remote special purpose vehicle, wholly-owned by the Company, to facilitate the program.

On April 29, 2009, and in accordance with the Warranty Commitment Program, $318 million of capital contributions were made to the Warranty SPV, of which $38 million were from the Company and $280 million were from the U.S. Treasury via loans to Holding under the U.S. Treasury Loan Agreement.

In connection with the Fiat Transaction, New Chrysler purchased the equity of Warranty SPV.

Canadian Warranty Commitment Program

On April 7, 2009, the federal government of Canada announced the establishment of the Canadian Warranty Commitment Program, an initiative backed by the Canadian federal government to ensure that consumer warranties were honored on new vehicles purchased from the Company's Canadian subsidiary and another Canada based automaker. On April 30, 2009, the Company's Canadian subsidiary entered into an escrow agreement with the Export Development Canada ("EDC") with respect to this program whereby the Company's Canadian subsidiary advanced $10 million to an escrow agent while the details of the warranty program were being finalized. Following the Fiat Transaction, this escrow account was transferred to New Chrysler.

Auto Supplier Support Program

On April 3, 2009, Chrysler Receivables SPV LLC ("Receivable SPV") was formed as a bankruptcy-remote, wholly-owned subsidiary of the Company to facilitate the Auto Supplier Support Program (the "Receivable Program") established by the U.S. Treasury. The Receivable Program was created to facilitate payment of certain receivables to automotive suppliers, including provisions for the sale of such receivables to one or more bankruptcy-remote special purpose vehicles established by the original equipment manufacturers ("OEMs"), including the Company. The Receivable Program is only available to U.S. incorporated suppliers that manufacture and assemble parts in the U.S. and are designated by the Company for enrollment in the Receivable Program.

Designated suppliers may submit eligible receivables for purchase by Receivable SPV. There are several criteria which must be met for a receivable to be deemed eligible, including but not limited to, the following: (i) it constitutes a trade receivable that arose for goods shipped or delivered or services rendered to the OEM; (ii) the receivable originated subsequent to March 19, 2009 and for all receivables purchased after May 4, 2009, receivables must have originated not more than 20 days prior to the receivable purchase date and (iii) the receivable has a due date at least 30 days after the date of its origination and not later than the earlier of (a) the date occurring 90 days after the date of its origination; and (b) the date two business days prior to the maturity date. The designated supplier may elect to have payment of the receivable due (i) immediately; or (ii) at maturity. Eligible receivables sold under the immediate payment election will be purchased at the face amount less a 3 percent discount. Eligible receivables sold under the payment at maturity election will be purchased at the face amount less a 2 percent discount.

In April 2009, and in accordance with the Receivable Program, the Company made a $50 million cash capital contribution to Receivable SPV. In addition, the U.S. Treasury provided the Receivable SPV with a $1.5 billion loan facility ("Receivable SPV Facility") for the purchase of eligible receivables from suppliers. For additional information regarding the Receivable SPV Facility, see Note 12, Financial Liabilities. In connection with the Fiat Transaction, New Chrysler purchased the equity of Receivable SPV and assumed the terms of the Receivable Program and the $1.5 billion loan facility.

Interest Expense	9 Months Ended	12 Months Ended	5 Months Ended
	Sep. 30, 2011	Dec. 31, 2010	Jun. 09, 2009 Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]
Interest Expense

Note 3. Interest Expense

Interest expense included the following (in millions of dollars):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Financial interest expense:
Related parties (see Note 14)	$111	$236	$524	$694
Other	161	50	348	151
Interest accretion, primarily related to debt discounts, debt issuance costs and fair value adjustments	29	58	138	172
Payable-in-kind interest – related party (see Note 14)	-	17	27	51
Capitalized interest related to capital expenditures	(19)	(45)	(79)	(128)

Total	$282	$316	$958	$940

In addition to the interest amounts included in Interest Expense in the accompanying Condensed Consolidated Statements of Operations, we recorded financial interest expense related to Gold Key Lease financing activities of $1 million and $15 million in Cost of Sales for the three months ended September 30, 2011 and 2010, respectively, and $12 million and $56 million for the nine months ended September 30, 2011 and 2010, respectively. Gold Key Lease financial interest expense includes the effects of interest rate swaps. We also recorded $6 million of net interest accretion related to Gold Key Lease financing activities in Cost of Sales in the accompanying Condensed Consolidated Statements of Operations for the three months ended September 30, 2010, and $8 million and $18 million for the nine months ended September 30, 2011 and 2010, respectively. There was no additional interest accretion related to Gold Key Lease financing activities recorded during the three months ended September 30, 2011, due to the full repayment of the associated debt during the second quarter of 2011.

Related party amounts above include activities with the U.S. Treasury through July 21, 2011. Refer to Note 14, Other Transactions with Related Parties, for additional information.

Note 5.  Interest Expense

Interest Expense in the accompanying Consolidated Statements of Operations included the following (in millions of dollars):

	Year Ended December 31, 2010	Period from June 10, 2009 to December 31, 2009
Financial interest expense
Related parties (see Note 19)	$934	$3
Other	220	145
Interest accretion, primarily related to debt discounts, debt issuance costs and fair value adjustments	229	103
Payable-in-kind interest – related party (see Note 19)	68	310
Capitalized interest related to capital expenditures	(175)	(91)

Total	$1,276	$470

In addition to the interest amounts included in Interest Expense in the accompanying Consolidated Statements of Operations, we recorded financial interest expense related to Gold Key Lease financing activities of $67 million and $53 million in Cost of Sales for the year ended December 31, 2010 and for the period from June 10, 2009 to December 31, 2009, respectively. Gold Key Lease financial interest expense includes the effects of interest rate swaps. We also recorded $23 million and $15 million of net interest accretion related to Gold Key Lease financing activities in Cost of Sales in the accompanying Consolidated Statements of Operations for the year ended December 31, 2010 and for the period from June 10, 2009 to December 31, 2009, respectively. Refer to Note 12, Financial Liabilities, for additional information related to Gold Key Lease.

Note 4.    Interest Expense

Interest Expense, in the accompanying Consolidated Statements of Operations includes the following (in millions of dollars):

	Period from January 1, 2009 to June 9, 2009	Year Ended December 31, 2008
Financial interest expense	$258	$744
Amortization of debt issuance costs on DIP financing	220	-
Amortization of debt discounts and other debt issuance costs	51	25
Accretion of fair value adjustments	86	311

Total	$615	$1,080

Interest Expense is net of $32 million and $85 million of capitalized interest related to capital expenditures for the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively.

In addition to the interest amounts included in Interest Expense in the accompanying Consolidated Statements of Operations, the Company recorded $62 million and $380 million of financial interest expense related to Gold Key Lease financing activities in Cost of Sales for the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively.

Contractual Interest Expense

Contractual interest expense represents amounts due under the contractual terms of outstanding debt, including debt subject to compromise, for which interest expense is not recognized in accordance with the accounting guidance related to financial reporting while a company is in bankruptcy. For the period from April 30, 2009 through June 9, 2009, contractual interest expense was $57 million.

Summary Of Significant Accounting Policies	5 Months Ended	12 Months Ended
	Jun. 09, 2009	Dec. 31, 2010
Summary Of Significant Accounting Policies [Abstract]
Summary Of Significant Accounting Policies

Note 3.  Summary of Significant Accounting Policies

Recently Adopted Accounting Pronouncements

In June 2009, the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") and the Hierarchy of Generally Accepted Accounting Principles was completed. The ASC is the single source of authoritative U.S. GAAP, other than guidance put forth by the Securities and Exchange Commission. All other accounting literature not included in the codification is considered non-authoritative. The Company adopted this standard which did not have a material impact on the Company's consolidated financial statements.

In June 2009, the FASB issued an amendment to the accounting guidance that requires ongoing reassessments of whether an enterprise is the primary beneficiary of a variable interest entity. Additionally, it requires enhanced disclosures that will provide users of financial statements with more transparent information about an enterprise's involvement in variable interest entities. This amendment is effective for the Company on January 1, 2010. The adoption of this standard is not expected to have a material impact on the Company's consolidated financial position, results of operations or cash flows.

In May 2009, the FASB issued an amendment to the accounting guidance that requires entities to disclose the date through which subsequent events have been evaluated, as well as whether that date is the date the financial statements were issued or the date the financial statements were available to be issued. These requirements are disclosed in Note 23, Subsequent Events.

Estimates

The preparation of the Company's consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Significant items subject to such estimates and assumptions include, but are not limited to, long-lived asset and indefinite-lived intangible asset impairment analyses, recoverability of investments in equipment on operating leases, warranty obligations, product liability accruals, sales incentive obligations, restructuring accruals, valuation of derivative instruments, assets and obligations related to income taxes, employee benefits, the useful lives of property and equipment and the analysis of going concern. Actual results could differ from those estimates. Future changes in economic conditions may have a significant effect on such estimates made by management. Management believes the following significant accounting policies, among others, affect its more significant judgments and estimates used in the preparation of the consolidated financial statements.

Revenue Recognition

Revenue for sales of vehicles and service parts is recognized when persuasive evidence of an arrangement exists, the risks and rewards of ownership have transferred to the customer, delivery has occurred or services have been rendered, the price of the transaction is fixed and determinable and collectability is reasonably assured. For vehicles, this is generally when the vehicle is released to the carrier responsible for transporting vehicles to dealers. Revenues are recognized net of discounts, cash sales incentives, customer bonuses and rebates granted. Shipping and handling costs are recorded as cost of sales in the period incurred. Operating lease revenue is recognized over the contractual term of the lease on a straight-line basis.

The Company uses price discounts to adjust vehicle pricing in response to a number of market and product factors, including: pricing actions and incentives offered by competitors, economic conditions, the amount of excess industry production capacity, the intensity of market competition and consumer demand for the product. The Company may offer a variety of sales incentive programs at any given point in time, including: cash offers to dealers and consumers, lease subsidies which reduce the consumer's monthly lease payment or reduced financing rate programs offered to consumers. Lease subsidies and reduced financing programs have historically been offered to consumers through Chrysler Financial (see Note 19, Other Transactions with Related Parties).

The Company records the estimated cost of sales incentives programs offered to dealers and consumers as a reduction to revenue at the time of sale to the dealer. This estimated cost represents the incentive programs offered to dealers and consumers, as well as the expected modifications required to these programs in order for the dealers to sell their inventory. Subsequent adjustments to incentive programs related to vehicles previously sold to dealers are recognized as a reduction to revenue in the period the adjustment is determinable. For the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, incentive expense was $2.6 billion and $8.7 billion, respectively, and is included as a reduction to Revenues in the accompanying Consolidated Statements of Operations.

Sales under which the Company guarantees the minimum resale value of the product, such as in sales to certain rental car company customers, are accounted for similar to an operating lease in accordance with accounting guidance for revenue recognition on sales with a guaranteed minimum resale value. The guarantee of the resale value may take the form of an obligation by the Company to pay any deficiency between the proceeds the customer receives upon resale in an auction and the guaranteed amount or an obligation by the Company to reacquire the vehicle after a certain period of time at a set price. Gains or losses from resale of these vehicles are included in gross margin. The average guarantee period for these vehicles is approximately eight months.

The Company, through one of its Canadian subsidiaries has a vehicle lease portfolio known as "Gold Key Lease." These vehicles are leased to Canadian consumers and are accounted for as operating leases. Operating lease revenue is recognized over the contractual term of the lease on a straight-line basis. Initial direct costs are recorded as an adjustment to the carrying value of the leased assets and are amortized over the term of the lease on a straight-line basis. Refer to Note 7, Equipment on Operating Leases, Net, and Note 12, Financial Liabilities, for additional information regarding this portfolio.

The Company offers extended, separately priced warranty contracts for certain products. Revenues from these contracts are deferred and recognized in income over the contract period in proportion to the costs expected to be incurred based on historical information. In circumstances where there is insufficient historical information, income is recognized using the straight-line method. A loss on these contracts is recognized if the sum of expected costs for services under the contract exceeds unearned revenue.

Cost of Sales

Cost of sales includes material, labor and overhead costs incurred in the manufacturing and distribution of vehicles and parts. Overhead costs consist primarily of variable and fixed manufacturing costs, including depreciation and amortization expense, as well as wages and fringe benefits. Cost of sales also includes interest, depreciation and amortization expense related to the Gold Key Lease portfolio.

Stock Based Compensation

The Company has various compensation plans that provide for the granting of stock-based compensation to certain employees. The Company accounts for stock-based compensation plans in accordance with the accounting provisions set forth for share-based payments which require the Company to recognize stock-based compensation expense based on fair value. Compensation expense for equity-classified awards is measured at the grant date based on the fair value of the equity award using an option-pricing model. Liability-classified awards are remeasured to fair value at each balance sheet date until the award is settled. Compensation expense is recognized over the employee service period with an offsetting increase to contributed capital or accrued expenses and other liabilities depending on the nature of the award. The Company records stock-based compensation expense in selling, administrative and other expenses. No compensation expense was recognized for the Company's plans during the period from January 1, 2009 to June 9, 2009 and $8 million was recognized for the year ended December 31, 2008.

Product-Related Costs

Expenditures for research and development include material and personnel costs and are expensed as incurred. Research and development expenses were $452 million and $1,525 million for the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively. Advertising, sales promotion and other product-related costs are expensed as incurred. For the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, advertising expense was $376 million and $1,380 million, respectively, which is included in Selling, Administrative and Other Expenses in the accompanying Consolidated Statements of Operations. The Company periodically initiates voluntary service and recall actions to address various customer satisfaction, safety and emissions issues related to vehicles it sells. The Company establishes reserves for product warranty, including the estimated cost of these service and recall actions, when the related sale is recognized. Costs associated with these actions are recorded in Cost of Sales in the accompanying Consolidated Statements of Operations. The estimated future costs of these actions are based primarily on prior experience. Refer to Note 10, Accrued Expenses and Other Liabilities, for additional information related to warranty reserves.

The Company reserves for estimated product liability costs arising from personal injuries alleged to be the result of product defects. The valuation of the reserve is actuarially determined based on, among other factors, the number of vehicles sold and previous product liability claims. The product liability reserve is included in Accrued Expenses and Other Liabilities in the accompanying Consolidated Balance Sheets. Costs associated with this reserve are recorded in Cost of Sales in the accompanying Consolidated Statements of Operations and any subsequent adjustments to the product liability reserve are recorded in the period in which the adjustment is determinable.

Restructuring Actions - Exit and Disposal Activities

The Company accounts for employee separation, exit and disposal activities in accordance with the relevant accounting guidance on these topics. Actions associated with restructuring plans include, but are not limited to, workforce reductions, capacity adjustments (plant closure or permanent shift eliminations) and product cancellations. Costs associated with these actions may include, but are not limited to, employee severance, accelerated post-employment benefits, relocation, contract termination and plant deactivation costs.

Post-employment benefits accrued for workforce reductions related to restructuring activities are recorded in the period when it is probable that employees will be laid off, which generally occurs when a plan meets the following criteria and is communicated to employees; (i) management, having authority to approve the action, commits to a plan of termination, (ii) the plan identifies the number of employees to be terminated, their location and job classifications or functions, as well as the expected completion date, (iii) the plan establishes the terms of the benefit arrangement, including the benefits that employees will receive upon termination, in sufficient detail to enable employees to determine the type and amount of benefits they will receive if they are involuntarily terminated and (iv) the actions required to complete the plan indicate that it is unlikely that significant changes to the plan will occur or that the plan will be withdrawn. Other associated costs such as relocation, contract termination and plant deactivations are recorded when the costs are incurred. However, in connection with the Recovery and Transformation Plan ("RTP") II, these types of costs were accrued at the time of the Cerberus Acquisition in accordance with the applicable purchase accounting guidance. Refer to Note 21, Restructuring Actions, for further discussion. Costs associated with actions which will exceed one year are reflected on a discounted basis. Restructuring reserves are included in Accrued Expenses and Other Liabilities in the accompanying Consolidated Balance Sheets and are reviewed quarterly for adequacy and any necessary adjustments are recorded in the period the adjustment is determinable.

Income Taxes

The Company is a single member limited liability company. As such, the Company is not a taxable entity for U.S. federal income tax purposes. Rather, federal taxable income or loss is included in its member's federal income tax returns. However, the Company's provision for income taxes includes federal, state and foreign income taxes for its corporate subsidiaries, as well as for certain U.S. states which impose income taxes upon non-corporate legal entities.

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for net operating losses and tax credit carry forwards and the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and the respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities as a result of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances on deferred tax assets are recognized if it is more likely than not that the benefit from the deferred tax asset will not be realized. In addition, current income taxes include adjustments to accruals for uncertain tax positions and related interest expense or income.

Cash and Cash Equivalents

Highly liquid investments with original maturities of three months or less at the date of purchase are classified as cash equivalents.

Marketable Securities

The Company's investments in marketable securities are classified as either available-for-sale or trading, based upon management's intent and are accounted for at fair value. Unrealized gains and losses on trading securities, representing securities bought and held principally for the purpose of near term sales, are included in earnings. Unrealized gains and losses on available-for-sale securities are included as a component of accumulated other comprehensive income (loss) ("AOCI"), net of applicable income taxes, until realized. A decline in value of any available-for-sale security below cost, that is deemed to be other than temporary results in an impairment charge to earnings that reduces the carrying amount of the security to fair value establishing a new cost basis. Realized gains or losses are determined using the first-in, first-out ("FIFO") basis.

Allowance for Doubtful Accounts and Credit Losses

The Company maintains an allowance for doubtful accounts receivable. A provision for credit losses is charged against Selling, administrative and other expenses to maintain the allowance for doubtful accounts at an amount management believes adequate to absorb inherent credit losses that have been incurred as of the balance sheet date on the Company's receivables and retail vehicle leasing portfolio. Management periodically and systematically evaluates the adequacy of the allowance for doubtful accounts by reviewing historical credit loss experience, the value of the underlying collateral, delinquency statistics and other factors in the economy that are expected to have a specific impact on the credit losses incurred.

In determining the allowance and the related provision for credit losses, management considers four principal elements: (i) specific reserves based upon probable losses identified during the review of the portfolio, (ii) reserves established for other adversely rated receivables and vehicles and equipment leased, based on management's internal credit quality rating system, (iii) reserves for losses on homogeneous portfolios, which are established based principally on historical credit loss experience and (iv) additional reserves based on observable evidence, including local and general economic business factors and trends, portfolio concentrations and changes in the size and/or the general terms of the portfolio.

Inventories

Inventories are stated at the lower of cost or market. The cost of approximately 50 percent and 40 percent of inventories as of June 9, 2009 and December 31, 2008, respectively, was determined on a Last-In, First-Out ("LIFO") basis. The remainder of the cost of inventories was determined primarily on a specific identification basis. The measurement of inventories includes the direct costs of materials, labor, inbound transportation and indirect manufacturing costs.

Property, Plant and Equipment, Net and Equipment on Operating Leases, Net

Property, plant and equipment and equipment on operating leases are stated at cost less accumulated depreciation and amortization. The Company's fixed asset capitalization policy includes a $3,000 threshold for capitalization of individual assets. Depreciation and amortization is generally provided using the straight-line method over the estimated useful lives of the assets. Gains and losses upon disposal of leased vehicles and adjustments to reflect impairment of the vehicles' residual values are also included in depreciation expense. Under the terms of the Canadian Guaranteed Depreciation Program, leased vehicles are returned to the Company prior to being sold at auction. Upon return to the Company, the leased vehicle is reclassified from equipment on operating leases, net to inventory at the lower of cost or estimated fair value. Routine maintenance costs are expensed as incurred.

Residual Values

The Company has significant investments in the residual values of its vehicle leasing portfolios, which are included in equipment on operating leases, net. These residual values represent estimates of the fair value of the leased assets at the end of the contract terms and are initially recorded based on industry estimates. Realization of the residual values is dependent on the Company's future ability to market the vehicles for sale under the prevailing market conditions. Throughout the lease term, residual values are reviewed at least quarterly to determine that the estimates of the fair value of the assets at the end of the lease terms are appropriate. To the extent the expected value of the vehicle at lease termination changes, the Company will record adjustments to the expected residual value. Changes in the expected residual values are adjusted through additional or reduced depreciation or recognition of an impairment loss. These assumptions and related additional or reduced depreciation may change based on market conditions.

Impairment of Long-Lived Assets

Long-lived assets held and used (such as property, plant and equipment, equipment on operating leases and amortizable intangible assets) are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset or asset group may not be recoverable. Recoverability of an asset or asset group to be held and used is measured by a comparison of the carrying amount of an asset or asset group to the estimated undiscounted future cash flows expected to be generated by the asset or group of assets. If the carrying amount of an asset or group of assets exceeds its estimated undiscounted future cash flows, an impairment charge is recognized for the amount by which the carrying amount of the asset or group of assets exceeds the fair value of the asset or group of assets. When long-lived assets are considered held for sale, they are recorded at the lower of carrying amount or fair value less costs to sell, and depreciation ceases.

Goodwill and Intangible Assets

The Company accounts for goodwill in accordance with accounting guidance for goodwill and other intangible assets, which requires the Company to test goodwill for impairment at the reporting unit level at least annually or when significant events occur or when there are changes in circumstances that indicate the fair value is less than the carrying value. Such events could include, among others, a significant adverse change in the business climate, an unanticipated change in the competitive environment and a decision to change the operations of the Company. Goodwill is reviewed for impairment utilizing a two-step process. The first step of the impairment test is to compare the fair value of each of the Company's reporting units to the respective carrying value. The fair value is determined by estimating the present value of expected future cash flows for each of the reporting units in which goodwill is allocated. If the fair value of the reporting unit is greater than its carrying amount, no impairment exists and the second step of the test is not performed. If the carrying amount of the reporting unit is greater than the fair value, there is an indication that an impairment may exist and the second step of the test must be completed to measure the amount of the impairment. The second step of the test calculates the implied fair value of goodwill by deducting the fair value of assets and liabilities, excluding goodwill, of the reporting unit from the fair value of the reporting unit as determined in the first step. The implied fair value of goodwill is then compared to the carrying value. If the implied fair value of goodwill is less than the carrying value, an impairment loss is recognized equal to the difference. Goodwill is evaluated for impairment annually as of July 1.

Intangible assets, other than goodwill, with a finite useful life are amortized over their respective estimated useful lives, which are reviewed by management each reporting period and whenever changes in circumstances indicate that the carrying value of the assets may not be recoverable. Any other recognized intangible assets determined to have an indefinite useful life are not amortized, but are instead tested for impairment. An impairment loss is recognized to the extent that the carrying amount exceeds the asset's fair value. Fair value is determined through various techniques including discounted cash flow models, which incorporate market based inputs and third party independent appraisals, as considered appropriate. Management also considers current and estimated economic trends and outlook.

Foreign Currency

The functional currency of the Company's Canadian and Mexican subsidiaries is the Canadian dollar and U.S. dollar, respectively. The functional currency of the majority of the Company's other international operations, notably the NSC's, is the local currency. The assets and liabilities of the Company's foreign operations where the functional currency is the local currency are translated into U.S. dollars using the exchange rate in effect as of the balance sheet date. Income statement amounts are translated at the average exchange rate prevailing during the period. The resulting translation adjustments are recorded as a component of AOCI. Translation gains and losses are included in earnings for those foreign subsidiaries where the functional currency is the U.S. dollar. Transaction gains and losses arising from fluctuations in currency exchange rates on transactions denominated in currencies other than the functional currency are recorded in earnings as incurred. Net foreign currency transaction gains were approximately $236 million and $48 million for the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively, and are included in Revenues in the accompanying Consolidated Statements of Operations.

Derivative Financial Instruments

On January 1, 2009, the Company adopted the amended accounting guidance requiring enhanced disclosures regarding (i) how and why an entity uses derivative instruments, (ii) how derivative instruments and related hedged items are accounted for under existing U.S. GAAP and (iii) how derivative instruments and related hedged items affect an entity's financial position, performance and cash flows.

The Company uses derivative financial instruments to economically manage its exposure to global market risks, including the risk of changes in interest rates, foreign currency exchange rates and certain commodity prices. These financial exposures are managed in accordance with corporate policies and procedures. At the inception of a hedging relationship, the Company designates the derivative as a fair value hedge, a cash flow hedge or a non-hedging derivative instrument. The Company does not use derivative financial instruments for trading purposes. The Company has elected to apply the normal purchase and sales classification to certain physical commodity supply contracts which are entered into for use in production within a reasonable period of time during the normal course of business.

Fair value hedges include hedges of the fair value of a recognized asset or liability and certain foreign currency hedges. Cash flow hedges include hedges of the variability of cash flows to be received or paid related to forecasted transactions. Changes in the fair value of derivatives designated as fair value hedges, along with the change in fair value on the hedged asset or liability are recorded in earnings. Changes in the fair value of derivatives that are designated as cash flow hedges are recorded as a component of AOCI, net of income taxes. These amounts are subsequently reclassified into earnings as a component of the value of the forecasted transactions, in the same periods that the forecasted transactions affect earnings. The ineffective portions of fair value changes are recognized in the results of operations immediately.

For derivative instruments designated as hedges, the Company formally documents all relationships between hedging instruments and hedged items. This documentation includes the Company's risk management objective and strategy for undertaking various hedge transactions, as well as how hedge effectiveness will be assessed and how ineffectiveness will be measured. This process includes linking derivatives to specific assets and liabilities on the balance sheet. The Company also formally assesses, both at the hedge's inception and on a quarterly basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. This assessment is conducted using statistical regression analysis. When as a result of the quarterly assessment, it is determined that a derivative has ceased to be a highly effective hedge, the Company discontinues hedge accounting as of the beginning of the quarter in which such determination was made.

The Company discontinues hedge accounting prospectively when: (i) it is determined that a derivative is no longer highly effective in off-setting changes in cash flows of a hedged item, (ii) the derivative is discontinued as a hedge instrument because it is not probable that a forecasted transaction will occur or (iii) the derivative expires or is sold, terminated or exercised. When hedge accounting is discontinued because it is determined that the forecasted transactions will not occur, the derivative continues to be carried on the balance sheet at fair value, and gains and losses that were recorded in AOCI are recognized immediately in earnings. When a derivative instrument designated as a cash flow hedge is sold or terminated, the gain or loss included in AOCI at the date of sale or termination remains in AOCI. This amount is subsequently reclassified into income over the same period or periods during which the forecasted transaction affects income. The hedged item may be designated prospectively into a new hedging relationship with another derivative instrument. Refer to Note 18, Derivative Financial Instruments and Risk Management, for additional information.

Fair Value Measurements

Effective January 1, 2008, the Company adopted the accounting guidance for fair value measurements, with the exception of the Company electing to defer the adoption of provisions related to certain non-financial assets and non-financial liabilities measured at fair value except for those items that are recognized on a non-recurring basis until January 1, 2009. This guidance clarifies the definition of fair value, prescribes methods for measuring fair value, establishes a fair value hierarchy based on the inputs used to measure fair value and expands disclosures about fair value measurements. In determining fair value, the Company uses various valuation techniques and prioritizes the use of observable inputs. The availability of observable inputs varies from instrument to instrument and depends on a variety of factors including the type of instrument, whether the instrument is actively traded and other characteristics particular to the transaction. For many financial instruments, pricing inputs are readily available in the market, the valuation methodology used is widely accepted by market participants and the valuation does not require significant management judgment. For other financial instruments, pricing inputs are less observable in the marketplace and require management judgment. Unobservable inputs are inputs that reflect the Company's own assumption about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available in the marketplace. The three-tier fair value hierarchy, which prioritizes the inputs used in the valuation methodologies, is as follows:

Level 1 – Valuations based on quoted prices for identical assets and liabilities in active markets.

Level 2 – Valuations based on observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data.

Level 3 – Valuations based on unobservable inputs reflecting the Company's assumptions, consistent with reasonably available assumptions made by other market participants. These valuations require significant judgment.

Refer to Note 17, Fair Value Measurements, for a detailed discussion of the use of observable and unobservable inputs.

Reclassifications

Certain prior year amounts have been reclassified to conform to the current period presentation.

Note 3.  Summary of Significant Accounting Policies

Consolidation and Financial Statement Presentation

The consolidated financial statements include the accounts of our subsidiaries, certain variable interest entities ("VIEs") where we are the primary beneficiary and entities controlled by us. Related parties that are 20 percent to 50 percent owned and subsidiaries where control is expected to be temporary are accounted for under the equity method.

We continually evaluate our involvement with VIEs to determine whether we have variable interests and are the primary beneficiary of the VIE. Based on our evaluation, we identified transactions with, or variable interests in, certain VIEs. The financial results of the VIEs in which we are the primary beneficiary are included in the accompanying Consolidated Financial Statements in accordance with the accounting guidance for consolidations. Refer to Note 4, Variable Interest Entities, for additional information regarding our VIEs.

Recent Accounting Pronouncements

In December 2010, the Financial Accounting Standards Board ("FASB") issued an update to the guidance on the two-step goodwill impairment testing process for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform the second step of the goodwill impairment test if qualitative factors indicate that it is more likely than not that a goodwill impairment exists. This guidance is effective for periods beginning after December 15, 2010 for public entities. We will comply with this guidance in connection with our goodwill impairment testing during 2011.

In May 2010, the FASB issued guidance that expanded the disclosure requirements for an enterprise that interacts with a country with multiple exchange rates. Specifically, in cases when the reported balance differs from the actual U.S. dollar ("USD") denominated balances, an enterprise should make disclosures that inform users of the financial statements as to the nature of these differences. We adopted this guidance on May 1, 2010. The adoption of this guidance did not have a material effect on our consolidated financial statements.

In January 2010, the FASB issued guidance that expanded the required disclosures about fair value measurements, which is described in further detail below under Fair Value Measurements. In particular, this guidance requires (i) separate disclosure of the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and the reasons for such transfers, (ii) information about purchases, sales, issuances and settlements to be presented separately in the reconciliation for Level 3 fair value measurements, (iii) fair value measurement disclosures for each class of assets and liabilities and (iv) disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements for items that fall in either Level 2 or Level 3. We adopted this guidance as of January 1, 2010 and it did not have a material effect on our consolidated financial statements.

In October 2009, the FASB issued accounting guidance that amends the accounting for multiple-element arrangements. It addresses how to separate deliverables and measure and allocate consideration to one or more units of accounting. The overall consideration is allocated to each deliverable by establishing a selling price for each deliverable based on the following hierarchy of evidence: (i) vendor-specific objective evidence, (ii) other third party evidence or (iii) an estimate of the selling price of each deliverable in the arrangement. This guidance is effective for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. We adopted this guidance on January 1, 2011, and we are evaluating the potential impact on our consolidated financial position, results of operations and cash flows.

In June 2009, the FASB issued an amendment to the guidance related to the consolidation of VIEs. It requires periodic reassessments of whether an enterprise is the primary beneficiary of a VIE. Additionally, it amended the analysis a company performs when assessing whether or not it is the primary beneficiary of a VIE, as well as requiring enhanced disclosures about a company's involvement in VIEs. We adopted this guidance as of January 1, 2010 and it did not have a material effect on our consolidated financial position, results of operations or cash flows. Refer to Note 4, Variable Interest Entities, for additional information regarding our VIEs.

Use of Estimates

The preparation of our consolidated financial statements in conformity with U.S. GAAP requires management to make estimates, judgments and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Significant items subject to such estimates and assumptions include, but are not limited to, goodwill, long-lived asset and indefinite-lived intangible asset impairment analyses, recoverability of investments in equipment on operating leases, warranty obligations, product liability accruals, sales incentive obligations, restructuring accruals, valuation of derivative instruments, valuation of deferred tax assets, obligations related to income taxes, employee benefit related obligations and the useful lives of property and equipment. Actual results could differ from those estimates. Future changes in economic conditions may have a significant effect on such estimates made by management. Management believes the following significant accounting policies affect its more significant estimates, judgments and assumptions used in the preparation of the consolidated financial statements.

Revenue Recognition

Revenue for sales of vehicles and service parts is recognized when persuasive evidence of an arrangement exists, the risks and rewards of ownership have transferred to the customer, delivery has occurred or services have been rendered, the price of the transaction is fixed and determinable and collectability is reasonably assured. For vehicles, this is generally when the vehicle is released to the carrier responsible for transporting vehicles to dealers. Revenues are recognized net of discounts, including but not limited to, cash sales incentives, customer bonuses and rebates granted. Shipping and handling costs are recorded as cost of sales in the period incurred. Operating lease revenue is recognized over the contractual term of the lease on a straight-line basis.

We use price discounts to adjust vehicle pricing in response to a number of market and product factors, including: pricing actions and incentives offered by competitors, economic conditions, the amount of excess industry production capacity, the intensity of market competition, consumer demand for the product and to support promotional campaigns. We may offer a variety of sales incentive programs at any given point in time, including: cash offers to dealers and retail customers and subvention programs offered to retail customers or lease subsidies, which reduce the retail customer's monthly lease payment. Incentive programs are generally brand, model and region specific for a defined period of time, which may be extended.

We record the estimated cost of sales incentive programs offered to dealers and retail customers as a reduction to revenue at the time of sale to the dealer. This estimated cost represents the incentive programs offered to dealers and retail customers, as well as the expected modifications to these programs in order to facilitate sales of the dealer inventory. Subsequent adjustments to incentive programs related to vehicles previously sold to dealers are recognized as an adjustment to revenue in the period the adjustment is determinable. For the year ended December 31, 2010 and the period from June 10, 2009 to December 31, 2009, incentive expense was $7.0 billion and $3.2 billion, respectively, and is included as a reduction to Revenues, Net in the accompanying Consolidated Statements of Operations.

Vehicle sales through our Guaranteed Depreciation Program ("GDP"), under which we bear residual value risk by guaranteeing or otherwise assuming responsibility for the minimum resale value of the vehicle are accounted for similar to an operating lease and rental income is recognized over the contractual term of the lease on a straight line basis. Gains or losses from the resale of these vehicles are included within gross margin. Cash flows associated with this program are included within Cash Flows From Operating Activities in the accompanying Consolidated Statements of Cash Flows.

In connection with the 363 Transaction, we, through Chrysler Canada, assumed a vehicle lease portfolio known as "Gold Key Lease". These vehicles are leased to Canadian consumers and are accounted for as operating leases. Operating lease revenue is recognized over the contractual term of the lease on a straight-line basis. Initial direct costs are recorded as an adjustment to the carrying value of the leased assets and are amortized over the term of the lease on a straight-line basis. We are currently winding down our Gold Key Lease vehicle lease program, and do not anticipate to add additional vehicles to the portfolio. Refer to Note 8, Equipment on Operating Leases, Net, and Note 12, Financial Liabilities, for additional information related to this portfolio.

We offer extended, separately priced, warranty and maintenance service contracts for certain products. Revenues from these contracts are deferred and recognized as revenue over the contract period in proportion to the costs expected to be incurred based on historical information. In circumstances where there is insufficient historical information, revenue is recognized using the straight-line method. A loss on these contracts is recognized if the sum of the expected costs for services under the contract exceeds unearned revenue.

Cost of Sales

Cost of sales includes material, labor and overhead costs incurred in the manufacturing and distribution of vehicles and parts. Overhead costs consist primarily of variable and fixed manufacturing costs, including depreciation and amortization expense, as well as wages and fringe benefits. Cost of sales also includes product

-related costs, which are described below under Product-Related Costs, along with interest, depreciation and amortization expense related to the Gold Key Lease portfolio, as well as depreciation expense related to our GDP vehicles.

Stock-Based Compensation

We have various compensation plans that provide for the granting of stock-based compensation to certain employees and directors. Certain of our plans are subject to approval by the U.S. Treasury's Office of the Special Master for Troubled Asset Relief Program ("TARP") Executive Compensation (the "Special Master"). We account for stock-based compensation plans in accordance with the accounting guidance set forth for share-based payments, which requires us to recognize stock-based compensation expense based on fair value. Compensation expense for equity-classified awards is measured at the grant date based on the fair value of the award using a discounted cash flow methodology. For those awards with post-vesting contingencies, we apply an adjustment to account for the probability of meeting the contingencies. Liability-classified awards are remeasured to fair value at each balance sheet date until the award is settled. Compensation expense is recognized over the employee service period with an offsetting increase to contributed capital or accrued expenses and other liabilities depending on the nature of the award. If awards contain certain performance conditions in order to vest, we recognize the cost of the award when achievement of the performance condition is probable. Costs related to plans with graded vesting are generally recognized using the graded vesting method. We record stock-based compensation expense in Selling, Administrative and Other Expenses in the accompanying Consolidated Statements of Operations.

Product-Related Costs

Expenditures for research and development include material and personnel costs and are expensed as incurred. Research and development expenses were $1,500 million and $626 million for the year ended December 31, 2010 and for the period from June 10, 2009 to December 31, 2009, respectively. Advertising, sales promotion and other product-related costs are also expensed as incurred. For the year ended December 31, 2010 and for the period from June 10, 2009 to December 31, 2009, advertising expense was $1,721 million and $677 million, respectively, and is included in Selling, Administrative and Other Expenses in the accompanying Consolidated Statements of Operations.

We periodically initiate voluntary service and recall actions to address various customer satisfaction, safety and emissions issues related to vehicles we sell. We establish reserves for product warranties, including the estimated cost of these service and recall actions, when the related sale is recognized. Refer to Note 11, Accrued Expenses and Other Liabilities, for additional information related to warranty reserves. The estimated future costs of these actions are based primarily on historical claims experience for our vehicles. Costs associated with these actions are recorded in Cost of Sales in the accompanying Consolidated Statements of Operations.

We reserve for estimated product liability costs arising from personal injuries alleged to be the result of product defects. The valuation of the reserve is actuarially determined on an annual basis based on, among other factors, the number of vehicles sold and product liability claims incurred. The product liability reserve is included in Accrued Expenses and Other Liabilities in the accompanying Consolidated Balance Sheets. Costs associated with this reserve are recorded in Cost of Sales in the accompanying Consolidated Statements of Operations and any subsequent adjustments to the product liability reserve are recorded in the period in which the adjustment is determinable.

Restructuring Actions – Exit and Disposal Activities

We account for employee separation, exit and disposal activities in accordance with the relevant accounting guidance on these topics. Actions associated with restructuring plans include, but are not limited to, workforce reductions, capacity adjustments (plant closure or permanent shift eliminations), product cancellations and international distribution network realignments. Costs associated with these actions may include, but are not limited to, employee severance, accelerated post-employment benefits, relocations, contract terminations, plant deactivations and legal claims.

Post-employment benefits accrued for workforce reductions related to restructuring activities are recorded in the period when it is probable that employees will be terminated, which generally occurs when a plan meets the following criteria and is communicated to employees: (i) management, having authority to approve the action, commits to a plan of termination, (ii) the plan identifies the number of employees to be terminated, their location and job classifications or functions, as well as the expected completion date, (iii) the plan establishes the terms of the benefit arrangement, including the benefits that employees will receive upon termination, in sufficient detail to enable employees to determine the type and amount of benefits they will receive if they are involuntarily terminated and (iv) the actions required to complete the plan indicate that it is unlikely that significant changes to the plan will occur or that the plan will be withdrawn. Other associated costs such as relocations, contract terminations and plant deactivations are recorded when the costs are incurred. Costs associated with actions which will exceed one year are reflected on a discounted basis. Restructuring reserves are included in Accrued Expenses and Other Liabilities in the accompanying Consolidated Balance Sheets and are reviewed quarterly for adequacy and any necessary adjustments are recorded in the period the adjustment is determinable.

Income Taxes

We are a limited liability company classified as a partnership entity for U.S. federal income tax purposes. As such, we are not a taxable entity for U.S. federal income tax purposes. Rather, federal taxable income or loss is included in the respective federal income tax returns of our members. However, our provision for income taxes includes foreign taxes for our corporate subsidiaries, as well as for certain U.S. states which impose income taxes upon non-corporate legal entities.

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for net operating loss and tax credit carry forwards and the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and the respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances on deferred tax assets are recognized if it is more likely than not that the benefit from the deferred tax asset will not be realized. In addition, current income taxes include adjustments to accruals for uncertain tax positions and related interest expense or income.

Cash and Cash Equivalents

Highly liquid investments with original maturities of three months or less at the date of purchase are classified as cash equivalents.

Marketable Securities

Our investments in marketable securities are classified as available-for-sale based upon management's intent and are accounted for at fair value. Unrealized gains and losses on available-for-sale securities are included as a component of accumulated other comprehensive income (loss) ("AOCI"), net of applicable income taxes, until realized. A decline in value of any available-for-sale security below cost, that is deemed to be other than temporary, results in an impairment charge to earnings that reduces the carrying amount of the security to fair value, establishing a new cost basis. Realized gains or losses are determined on a specific identification basis.

Allowance for Doubtful Accounts

We maintain an allowance for doubtful accounts as a contra asset to our accounts receivable balances. A provision for probable losses is charged against selling, administrative and other expenses to maintain the allowance for doubtful accounts at an amount management believes represents the best estimate of probable losses related to specifically identified receivables as well as probable losses inherent in all other receivables as of the balance sheet date. Management periodically and systematically evaluates the adequacy of the allowance for doubtful accounts by reviewing historical loss experience, delinquency statistics and other factors in the economy that are expected to have an impact on the losses incurred, in addition to specifically identified probable losses.

Inventories

Inventories are stated at the lower of cost or market. The cost for a substantial portion of finished product inventories was determined primarily on a specific identification basis. The cost of other inventories is determined on a first-in, first-out ("FIFO") basis. The measurement of inventories includes the direct costs of materials, labor, inbound transportation and indirect manufacturing costs.

Property, Plant and Equipment, Net and Equipment on Operating Leases, Net

Property, plant and equipment and equipment on operating leases are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are generally provided using the straight-line method over the estimated useful lives of the assets. Gains and losses upon disposal of leased vehicles and adjustments to reflect impairment of the vehicles' residual values are also included in depreciation expense. Under the terms of the Canadian Guaranteed Depreciation Program, leased vehicles are repurchased by us prior to being sold at auction. Upon our repurchase, the leased vehicle is reclassified from equipment on operating leases, net to inventory at the lower of cost or estimated fair value. Routine maintenance costs are expensed as incurred.

Residual Values

We have significant investments in the residual values of our vehicle lease portfolios which are included in equipment on operating leases, net. These residual values represent estimates of the fair value of the leased assets at the end of the contract terms and are initially recorded based on industry estimates. Realization of the residual values is dependent on our future ability to market the vehicles for sale under the prevailing market conditions. Throughout the lease term, residual values are reviewed at least quarterly to determine whether the estimates of the fair value of the assets at the end of the lease terms are appropriate. To the extent the expected value of the vehicle at lease termination changes, we record adjustments to the expected residual value. Changes in the expected residual values are adjusted through additional or reduced depreciation or recognition of an impairment loss. These assumptions and related additional or reduced depreciation may change based on market conditions.

Impairment of Long-Lived Assets

Long-lived assets held and used (such as property, plant and equipment, and equipment on operating leases) are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset or asset group may not be recoverable. Recoverability of an asset or asset group to be held and used is measured by a comparison of the carrying amount of an asset or asset group to the estimated undiscounted future cash flows expected to be generated by the asset or group of assets. If the carrying amount of an asset or asset group exceeds its estimated undiscounted future cash flows, an impairment charge is recognized for the amount by which the carrying amount of the asset or group of assets exceeds the fair value of the asset or group of assets. No impairment indicators were identified during the year ended December 31, 2010 and the period from June 10, 2009 to December 31, 2009. As such, no impairment charges were recognized during the respective periods. When long-lived assets are considered held for sale, they are recorded at the lower of carrying amount or fair value less costs to sell, and depreciation ceases.

Goodwill and Other Intangible Assets

We account for goodwill in accordance with the accounting guidance related to intangibles and goodwill, which requires us to test goodwill for impairment at the reporting unit level at least annually and when significant events occur or there are changes in circumstances that indicate the fair value is less than the carrying value. Such events could include, among others, a significant adverse change in the business climate, an unanticipated change in the competitive environment and a decision to change the operations of the Company. We have one operating segment, which is also our only reporting unit.

Goodwill is reviewed for impairment utilizing a two-step process. The first step of the impairment test is to compare the fair value of our reporting unit to its carrying value. The fair value is determined by estimating the present value of expected future cash flows for the reporting unit. If the fair value of the reporting unit is greater than its carrying amount, no impairment exists and the second step of the test is not performed. If the carrying amount of the reporting unit is greater than the fair value, there is an indication that an impairment may exist and the second step of the test must be completed to measure the amount of the impairment. The second step of the test calculates the implied fair value of goodwill by assigning the fair value of a reporting unit to all of the assets and liabilities of that unit as if the reporting unit had been acquired in a business combination. The implied fair value is then compared to the carrying value. If the implied fair value of goodwill is less than the carrying value, an impairment loss is recognized equal to the difference. Goodwill is evaluated for impairment annually as of October 1, and no impairments have been recognized for the year ended December 31, 2010 and the period from June 10, 2009 to December 31, 2009.

Intangible assets with a finite useful life are amortized over their respective estimated useful lives, which are reviewed by management each reporting period and whenever changes in circumstances indicate that the carrying value of the assets may not be recoverable. Other intangible assets determined to have an indefinite useful life are not amortized, but are instead tested for impairment annually. An impairment loss is recognized to the extent that the carrying amount exceeds the asset's fair value. Management estimates fair value through various techniques including discounted cash flow models, which incorporate market based inputs, and third party independent appraisals, as considered appropriate. Management also considers current and estimated economic trends and outlook.

Foreign Currency

The functional currency of our Mexican and Venezuelan subsidiaries is the USD. The functional currency of our other international operations, notably our Canadian subsidiaries and NSCs, is the local currency. The assets and liabilities of our foreign operations where the functional currency is the local currency are translated into USD using the exchange rate in effect as of the balance sheet date. Income statement amounts are translated at the average exchange rate prevailing during the period. The resulting translation adjustments are recorded as a component of AOCI. Foreign currency exchange gains and losses arising from fluctuations in currency exchange rates on transactions and balances denominated in currencies other than the functional currency are recorded in earnings as incurred and are included in Revenues, Net in the accompanying Consolidated Statements of Operations. For the year ended December 31, 2010, net foreign currency transaction losses were $30 million. For the period from June 10, 2009 to December 31, 2009, net foreign currency transaction gains were $21 million. Refer to Note 22, Venezuelan Currency Devaluation, for additional information related to the currency devaluation in Venezuela.

Fair Value Measurements

The measurement of fair value is based on a three-tier hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). The three levels of the fair value hierarchy are as follows:

Level 1 – Quoted prices are available in active markets for identical assets or liabilities as of the reporting date. Active markets are those in which transactions for the asset or liability occur in sufficient frequency and volume to provide pricing information on an ongoing basis. Level 1 primarily consists of financial instruments such as cash and cash equivalents, restricted cash and marketable securities.

Level 2 – Pricing inputs are other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reported date. Level 2 includes those financial instruments that are valued using models or other valuation methodologies. These models are primarily industry-standard models that consider various assumptions, including quoted forward prices for commodities, time value, volatility factors and current market and contractual prices for the underlying instruments, as well as other relevant economic measures. Substantially all of these assumptions are observable in the marketplace throughout the full term of the instrument and can be derived from observable data. Instruments in this category include non-exchange-traded derivatives such as over-the-counter currency and commodity forwards and swap contracts.

Level 3 – Pricing inputs include significant inputs that are generally less observable from objective sources. These inputs may be used with internally developed methodologies that result in management's best estimate of fair value. At each balance sheet date, we perform an analysis of all instruments subject to fair value measurement and include in Level 3 all of those whose fair value is based on significant unobservable inputs. Instruments in this category include non-exchange traded derivatives such as over-the-counter commodity option and swap contracts.

Assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement requires judgment and may affect the valuation of assets and liabilities and their placement within the fair value hierarchy.

Refer to Note 15, Fair Value Measurements, for a detailed discussion of the use of observable and unobservable inputs.

As part of the process of measuring the fair value of liabilities (including liabilities assumed as part of the 363 Transaction), we considered the non-performance risk related to that liability, which includes our credit risk. The effect of our credit risk on the fair value of the liability may differ depending on whether the liability is an obligation to deliver cash versus goods or services, as well as the terms of the credit enhancements related to the liability.

Inventories	9 Months Ended	12 Months Ended	5 Months Ended
	Sep. 30, 2011	Dec. 31, 2010	Jun. 09, 2009 Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]
Inventories

Note 4. Inventories

The components of inventories were as follows (in millions of dollars):

	September 30, 2011	December 31, 2010
Finished products, including service parts	$2,622	$2,163
Work in process	1,629	1,355
Raw materials and manufacturing supplies	181	129

Total	$4,432	$3,647

Note 6.  Inventories

Inventories summarized by major classification as of December 31 were as follows (in millions of dollars):

	2010	2009
Finished products, including service parts	$2,163	$1,768
Work in process	1,355	903
Raw materials and manufacturing supplies	129	112

Total	$3,647	$2,783

Note 5.    Inventories

Inventories summarized by major classification were as follows (in millions of dollars):

	June 9, 2009	December 31, 2008
Finished products, including service parts	$2,208	$3,488
Work in process	825	1,094
Raw materials and manufacturing supplies	139	141

Total inventories under FIFO method	3,172	4,723
Less: LIFO allowance	(52)	(52)

Total	$3,120	$4,671

Other Intangible Assets	9 Months Ended
Sep. 30, 2011
Other Intangible Assets [Abstract]
Other Intangible Assets

Note 5. Other Intangible Assets

The components of other intangible assets were as follows (in millions of dollars):

	Range of Useful Lives (years)	September 30, 2011
		Gross Carrying Amount	Accumulated Amortization	Net Intangible Assets
Brand names	Indefinite	$2,210	$-	$2,210
Dealer networks	20	388	45	343
Fiat contributed intellectual property rights	10	320	74	246
Other intellectual property rights	1 - 12	263	17	246
Patented and unpatented technology	4 - 10	208	78	130
Favorable operating lease contracts	1 - 17	179	166	13
Software and other	1 - 8	321	134	187

Total		$3,889	$514	$3,375

	Range of Useful Lives (years)	December 31, 2010
		Gross Carrying Amount	Accumulated Amortization	Net Intangible Assets
Brand names	Indefinite	$2,210	$-	$2,210
Dealer networks	20	392	31	361
Fiat contributed intellectual property rights	10	320	50	270
Other intellectual property rights	1 - 12	252	4	248
Patented and unpatented technology	4 - 10	208	53	155
Favorable operating lease contracts	1 - 17	209	158	51
Software and other	1 - 8	277	68	209

Total		$3,868	$364	$3,504

The following presents the amount of intangible asset amortization expense included in the respective financial statement captions of the accompanying Condensed Consolidated Statements of Operations (in millions of dollars):

	Financial Statement Caption	Three Months Ended September 30,		Nine Months Ended September 30,
		2011	2010	2011	2010
Favorable operating lease contracts	Revenues, Net	$2	$14	$16	$60
Patented and unpatented technology, intellectual property, software and other	Cost of Sales	33	34	135	85
Dealer networks and other	Selling, Administrative and Other Expenses	6	7	37	17

Total		$41	$55	$188	$162

Based on the gross carrying amount of other intangible assets as of September 30, 2011, the estimated future amortization expense for the next five years is as follows (in millions of dollars):

Remainder of 2011	$37
2012	135
2013	136
2014	127
2015	115

Prepaid Expenses And Other Assets	9 Months Ended	12 Months Ended	5 Months Ended
	Sep. 30, 2011	Dec. 31, 2010	Jun. 09, 2009 Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]
Prepaid Expenses And Other Assets

Note 6. Prepaid Expenses and Other Assets

The components of prepaid expenses and other assets were as follows (in millions of dollars):

	September 30, 2011			December 31, 2010
	Current	Non- Current	Total	Current	Non- Current	Total
Amounts due from related parties (see Note 14)	$763	$-	$763	$241	$-	$241
Tax indemnity recoverable – Daimler (see Note 9)	64	-	64	1,112	-	1,112
Pension receivable – Daimler (see Note 13)	-	-	-	198	-	198
Other	596	362	958	622	352	974

Total	$1,423	$362	$1,785	$2,173	$352	$2,525

Note 10.  Prepaid Expenses and Other Assets

The components of prepaid expenses and other assets as of December 31 were as follows (in millions of dollars):

	2010			2009
	Current	Non- Current	Total	Current	Non- Current	Total
Tax indemnity recoverable - Daimler (see Note 13 and 23)	$1,112	$-	$1,112	$1,442	$-	$1,442
Amounts due from related parties (see Note 19)	241	-	241	18	-	18
Pension receivable - Daimler (see Note 18)	198	-	198	198	192	390
Prepaid pension expense (see Note 18)	-	71	71	-	36	36
Other	622	281	903	625	168	793

Total	$2,173	$352	$2,525	$2,283	$396	$2,679

Note 9.  Prepaid Expenses and Other Assets

Prepaid expenses and other assets were as follows (in millions of dollars):

	June 9, 2009			December 31, 2008
	Current	Non- Current	Total	Current	Non- Current	Total
Tax indemnity recoverable - Daimler (See Note 14)	$1,320	$-	$1,320	$649	$415	$1,064
USDART receivable (a)	500	-	500	-	-	-
Pension receivable - Daimler (See Note 16)	400	200	600	-	-	-
Amounts due from related parties	325	-	325	653	-	653
Other	1,235	374	1,609	1,500	641	2,141

Total	$3,780	$574	$4,354	$2,802	$1,056	$3,858

(a)	As of June 9, 2009, an additional $100 million non-current receivable from the USDART is included in Advances to Related Parties and Other Financial Assets in the accompanying Consolidated Balance Sheets.

Accrued Expenses And Other Liabilities	9 Months Ended	12 Months Ended	5 Months Ended
	Sep. 30, 2011	Dec. 31, 2010	Jun. 09, 2009 Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]
Accrued Expenses And Other Liabilities

Note 7. Accrued Expenses and Other Liabilities

The components of accrued expenses and other liabilities were as follows (in millions of dollars):

	September 30, 2011			December 31, 2010
	Current	Non- Current	Total	Current	Non- Current	Total
Pension and postretirement benefits	$192	$6,095	$6,287	$237	$6,442	$6,679
Product warranty costs	1,149	2,113	3,262	1,187	1,984	3,171
Sales incentives	2,622	-	2,622	2,130	-	2,130
Personnel costs	554	390	944	572	431	1,003
Vehicle residual value guarantees, excluding Gold Key Lease financing	428	-	428	401	-	401
Accrued interest (1)	273	-	273	235	-	235
Income and other taxes (see Note 9)	238	144	382	933	153	1,086
Amounts due to related parties (see Note 14) (2)	326	-	326	30	-	30
Workers' compensation	81	221	302	85	224	309
Restructuring actions (see Note 15)	177	-	177	239	-	239
Other	1,688	658	2,346	1,545	727	2,272

Total	$7,728	$9,621	$17,349	$7,594	$9,961	$17,555

(1)	Includes $110 million and $215 million of accrued interest due to related parties as of September 30, 2011 and December 31, 2010, respectively. Refer to Note 14, Other Transactions with Related Parties, for additional information.
(2)	Excludes amounts due to related parties for interest which are separately discussed in (1) above.

We issue various types of contractual product warranties under which we generally guarantee the performance of products delivered for a certain period or term. The reserve for product warranties includes the expected costs of warranty obligations imposed by law or contract, as well as the expected costs for mandatory or voluntary actions to recall and repair vehicles and for buyback commitments. Estimates are principally based on assumptions regarding the lifetime warranty costs of each vehicle line and each model year of that vehicle line, as well as historical claims experience for our vehicles. The changes in accrued product warranty costs (excluding deferred revenue from separately-priced extended warranty and maintenance contracts, as well as supplier recoveries) were as follows (in millions of dollars):

	Nine Months Ended September 30,
	2011	2010
Balance at beginning of period	$3,171	$3,176
Provision for current period warranties	1,223	1,003
Adjustments to pre-existing warranties	(41)	66
Net warranty settlements	(1,090)	(1,119)
Interest accretion, translation and other adjustments	(1)	6

Balance at end of period	$3,262	$3,132

We recognized recoveries from suppliers related to warranty claims of $26 million and $31 million for the three months ended September 30, 2011 and 2010, respectively, and $92 million and $93 million during the nine months ended September 30, 2011 and 2010, respectively, which are excluded from the change in warranty costs above.

We also offer customers the opportunity to purchase separately-priced extended warranty and service contracts. In addition, in 2011, we began selling certain vehicles with a service contract included in the sales price of the vehicle. The service contract and vehicle qualify as separate units of accounting in accordance with the accounting guidance for multiple-element arrangements. Refer to Note 2, Basis of Presentation and Recent Accounting Pronouncements, for additional information. The revenue from these contracts, as well as our separately-priced extended warranty and service contracts, is recorded as a component of Deferred Revenue in the accompanying Condensed Consolidated Balance Sheets at the inception of the contract, and is recognized into revenue over the contract period in proportion to the costs expected to be incurred based on historical information. The following summarizes the changes in deferred revenue from these contracts (in millions of dollars):

	Nine Months Ended September 30,
	2011	2010
Balance at beginning of period	$829	$779
Deferred revenues for current period service contracts	414	323
Earned revenues in current period	(335)	(336)
Interest accretion, translation and other adjustments	(7)	45

Balance at end of period	$901	$811

Note 11.  Accrued Expenses and Other Liabilities

The components of accrued expenses and other liabilities as of December 31 were as follows (in millions of dollars):

	2010			2009
	Current	Non- Current	Total	Current		Non- Current	Total
Pension and postretirement benefit obligations (see Note 18)	$237	$6,442	$6,679	$5,437	(a)	$7,296	$12,733
Product warranty costs	1,187	1,984	3,171	1,111		2,065	3,176
Sales incentives	2,130	-	2,130	1,763		-	1,763
Income and other taxes	933	153	1,086	975		84	1,059
Personnel costs	572	431	1,003	485		439	924
Vehicle residual value guarantees, excluding Gold Key Lease financing	401	-	401	370		-	370
Workers' compensation	85	224	309	88		246	334
Restructuring actions (see Note 21)	239	-	239	203		178	381
Accrued interest (b)	235	-	235	61		-	61
Amounts due to related parties (see Note 19) (c)	30	-	30	5		-	5
Other	1,545	727	2,272	1,614		776	2,390

Total	$7,594	$9,961	$17,555	$12,112		$11,084	$23,196

(a)	Includes the VEBA Trust Note and Membership Interests issued to the VEBA Trust, which, in total, were valued at $5,077 million, including $233 million of accrued interest. Refer to Note 18, Employee Retirement and Other Benefits, and Note 19, Other Transactions with Related Parties, for additional information.
(b)	Includes $215 million and $40 million of accrued interest due to related parties as of December 31, 2010 and 2009, respectively. Refer to Note 19, Other Transactions with Related Parties, for additional information.
(c)	Excludes amounts due to related parties which are separately discussed in (a) and (b) above.

We issue various types of contractual product warranties under which we generally guarantee the performance of products delivered for a certain period or term. The reserve for product warranties includes the expected costs of warranty obligations imposed by law or contract, as well as the expected costs for policy coverage, recall actions and buyback commitments. Estimates are principally based on assumptions regarding the lifetime warranty costs of each vehicle line and each model year of that vehicle line. The changes in accrued product warranty costs (excluding deferred revenue from separately priced extended warranty and maintenance contracts, as well as supplier recoveries) were as follows (in millions of dollars):

	Year Ended December 31, 2010	Period from June 10, 2009 to December 31, 2009
Balance at beginning of period	$3,176	$3,513
Provision for current period warranties	1,342	556
Adjustments to pre-existing warranties	123	(41)
Net warranty settlements	(1,497)	(891)
Interest accretion, translation and other adjustments	27	39

Balance at end of period	$3,171	$3,176

During the year ended December 31, 2010 and the period from June 10, 2009 to December 31, 2009, we recognized recoveries from suppliers related to warranty claims of $120 million and $95 million, respectively, which are excluded from the change in warranty costs above.

We also offer customers the opportunity to purchase separately priced extended warranty and maintenance contracts. The revenue from these contracts is recorded as a component of Deferred Revenue in the accompanying Consolidated Balance Sheets at the inception of the contract and is recognized into revenue over the contract period in proportion to the costs expected to be incurred based on historical information. The following summarizes the changes in deferred revenue from these contracts (in millions of dollars):

	Year Ended December 31, 2010	Period from June 10, 2009 to December 31, 2009
Balance at beginning of period	$779	$782
Deferred revenues for current period service contracts	433	224
Earned revenues in current period	(444)	(270)
Interest accretion, translation and other adjustments	61	43

Balance at end of period	$829	$779

Note 10.  Accrued Expenses and Other Liabilities

Accrued expenses and other liabilities were as follows (in millions of dollars):

	June 9, 2009			December 31, 2008
	Current	Non- Current	Total	Current	Non- Current	Total
Pension and postretirement benefit obligations (See Note 16)	$4,002	$11,702	$15,704	$237	$15,498	$15,735
Product warranty costs	1,340	2,019	3,359	1,479	2,271	3,750
Sales incentives	1,862	-	1,862	3,032	140	3,172
Income and other taxes (See Note 14)	618	610	1,228	1,101	567	1,668
Personnel costs	606	271	877	582	427	1,009
Restructuring actions (See Note 21)	635	215	850	1,357	735	2,092
Residual value guarantees, excluding Gold Key Lease financing	438	-	438	1,042	-	1,042
Workers' compensation	83	278	361	93	264	357
Accrued interest	177	-	177	80	-	80
Amounts due to related parties (See Note 19)	32	-	32	966	-	966
Other	1,708	866	2,574	2,126	957	3,083

	$11,501	$15,961	$27,462	$12,095	$20,859	$32,954

Less: Liabilities subject to compromise (a)	(7,114)	(10,652)	(17,766)	-	-	-

Total	$4,387	$5,309	$9,696	$12,095	$20,859	$32,954

(a)	As of June 9, 2009, and in connection with the Chapter 11 Proceedings, certain liabilities are classified as subject to compromise. See Note 11, Liabilities Subject to Compromise, for further discussion.

The Company issues various types of contractual product warranties under which it generally guarantees the performance of products delivered for a certain period or term. The accrued liability for product warranties includes the expected costs for legally and contractually obligated warranties, as well as the expected costs for policy coverage, recall actions and buyback commitments. The changes in accrued product warranty costs (excluding deferred revenue from extended, separately priced product warranties and supplier recoveries) were as follows (in millions of dollars):

	Period from January 1, 2009 to June 9, 2009	Year Ended December 31, 2008
Balance at beginning of period	$3,750	$4,243
Provision for current period warranties	359	1,858
Adjustments to pre-existing warranties	(50)	(213)
Net warranty settlements	(791)	(2,114)
Interest accretion, translation and other adjustments	91	(24)

Balance at end of period	$3,359	$3,750

During the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, the Company received reimbursements from suppliers related to warranty claims of $47 million and $199 million, respectively, which are excluded from the change in warranty costs above.

The Company also offers customers the opportunity to purchase separately priced extended warranty and maintenance contracts. The revenue from these contracts is recorded as a component of Deferred Revenue in the accompanying Consolidated Balance Sheets at the inception of the contract and is recognized into income over the contract period in proportion to the costs expected to be incurred based on historical information. The following summarizes the changes in deferred revenue from these contracts (in millions of dollars):

	Period from January 1, 2009 to June 9, 2009	Year Ended December 31, 2008
Balance at beginning of period	$1,078	$1,096
Deferred revenues for current period service contracts	193	562
Earned revenues in current period	(208)	(541)
Interest accretion, translation and other adjustments	13	(39)

Balance at end of period	$1,076	$1,078

Equipment On Operating Leases, Net	12 Months Ended	5 Months Ended
	Dec. 31, 2010	Jun. 09, 2009 Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]
Equipment On Operating Leases, Net

Note 8.  Equipment on Operating Leases, Net

Equipment on operating leases summarized by major classification as of December 31 were as follows (in millions of dollars):

	Range of Service Lives (years)		2010	2009
Leased vehicles - Gold Key Lease	5 - 15		$813	$1,955
Leased vehicles - Guaranteed Depreciation Program	5 - 15		694	493
Other leased assets	12 - 40		301	283

			1,808	2,731
Accumulated depreciation			(273)	(155)

		Total	$1,535	$2,576

Included in Leased vehicles - Gold Key Lease is a portfolio of vehicles that we, through Chrysler Canada, assumed in connection with the 363 Transaction. Refer to Note 3, Summary of Significant Accounting Policies, for additional information. We have multiple securitizations of future lease payments on substantially all of these operating leases and the related vehicles' residual values. The securitizations have been accounted for as secured borrowings. We use special purpose entities which are considered VIEs for most of the securitizations. As of December 31, 2010 and 2009, we were the sole beneficiary of the consolidated assets from these VIEs. Refer to Note 4, Variable Interest Entities, for additional information.

Collections from the operating leases and proceeds from the sale of leased vehicles are available only for repayment of the debt assumed or other obligations issued or arising in conjunction with the securitization transactions and are not available to pay other obligations or the claims of other creditors. As of December 31, 2010 and 2009, the debt associated with the on-balance sheet lease securitizations was $173 million and $1,213 million, respectively, and is included in Financial Liabilities in the accompanying Consolidated Balance Sheets.

Included in Leased vehicles - Guaranteed Depreciation Program above are vehicles sold to daily rental car companies which are subject to guaranteed minimum resale values.

Depreciation of equipment on operating leases was $359 million and $159 million for the year ended December 31, 2010 and for the period from June 10, 2009 to December 31, 2009, respectively, and is included in Cost of Sales in the accompanying Consolidated Statements of Operations.

Our future minimum lease payments due from customers for equipment on operating leases as of December 31, 2010 were as follows (in millions of dollars): 2011 - $169; 2012 - $32; 2013 - $14; 2014 - $13; 2015 - $10; 2016 and thereafter - $29.

Note 7.   Equipment on Operating Leases, Net

Equipment on operating leases summarized by major classification were as follows (in millions of dollars):

	Range of Service Lives		June 9, 2009	December 31, 2008
	(years)
Leased vehicles – Gold Key Lease	5-15		$4,304	$4,334
Leased vehicles – Guaranteed Depreciation Program	5-15		614	1,797
Other leased assets	12-40		404	438

			5,322	6,569
Accumulated depreciation			(1,403)	(1,439)
Allowance for credit losses			(48)	(38)

		Total	$3,871	$5,092

Included in Leased vehicles – Gold Key Lease above are vehicles sold to dealers in Canada and subsequently leased by Canadian consumers. The Company has multiple securitizations of future lease payments on these operating leases and the related vehicles' residual values. According to the accounting guidance for leases, the securitizations have been accounted for as secured borrowings. The Company uses special purpose entities which are considered VIEs for most of the securitizations. As of June 9, 2009 and December 31, 2008, the Company was the sole beneficiary of the consolidated assets from these VIEs, including $2,922 million and $3,293 million, respectively, of leased vehicles, net of accumulated depreciation.

Collections from the operating leases or proceeds from the sale of leased vehicles are available only for repayment of the debt assumed or other obligations issued or arising in conjunction with the securitization transactions and are not available to pay other obligations or the claims of other creditors. As of June 9, 2009 and December 31, 2008, the debt associated with the on-balance sheet lease securitizations was $2,141 million and $2,574 million, and is included in Financial Liabilities in the accompanying Consolidated Balance Sheets.

Included in Leased vehicles – Guaranteed Depreciation Program above are vehicles sold to daily rental car companies which are subject to guaranteed minimum resale values.

Changes in the allowance for doubtful accounts for equipment on operating leases were as follows (in millions of dollars):

	Period from January 1, 2009 to June 9, 2009	Year Ended December 31, 2008
Balance at beginning of period	$38	$43
Provision for credit losses	20	48
Credit losses, net of recoveries	(10)	(53)

Balance at end of period	$48	$38

Depreciation of equipment on operating leases was $358 million and $1,592 million for the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively, and is included in Cost of Sales in the accompanying Consolidated Statements of Operations.

The Company's future minimum lease payments due from customers for equipment on operating leases as of June 9, 2009 were as follows (in millions of dollars): the remainder of 2009 - $492; 2010 - $536; 2011 - $190; 2012 - $37; 2013 - $12; 2014 and thereafter - $23.

Financial Liabilities	9 Months Ended	12 Months Ended	5 Months Ended
	Sep. 30, 2011	Dec. 31, 2010	Jun. 09, 2009 Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]
Financial Liabilities

Note 8. Financial Liabilities

The components of financial liabilities were as follows (in millions of dollars):

		September 30, 2011
		Interest Rate		Face Value	Carrying Value
Financial Liabilities Payable Within One Year:
		Effective
Tranche B Term Loan		6.46%	(1)	$30	$30
Canadian Health Care Trust Note - Tranche D		5.50%	(2)	24	23
Mexican development banks credit facility		9.61%	(3)	7	7

Other:		Weighted Average
Asset-backed notes payable - Gold Key Lease		3.39%	(4)	62	62
Liabilities from capital leases		10.97%		38	27
Other financial obligations		10.46%		97	87

Total other financial liabilities				197	176

Total financial liabilities payable within one year				$258	$236

	Maturity	Interest Rate		Face Value	Carrying Value
Financial Liabilities Payable After One Year:

		Effective
VEBA Trust Note	7/15/2023	11.71%		$4,836	$4,180
Tranche B Term Loan	5/24/2017	6.46%	(1)	2,963	2,899
Senior Secured Notes due 2019	6/15/2019	8.21%	(5)	1,500	1,482
Senior Secured Notes due 2021	6/15/2021	8.44%	(6)	1,700	1,679

Canadian Health Care Trust Notes:
Tranche A	6/30/2017	7.98%	(7)	422	453
Tranche B	6/30/2024	9.21%	(7)	421	433
Tranche C	6/30/2024	9.68%	(8)	95	79

Total Canadian Health Care Trust Notes				938	965

Mexican development banks credit facility	7/19/2025	9.61%	(3)	375	375

Other:		Weighted Average
Liabilities from capital leases	2012-2020	12.43%		289	244
Other financial obligations	2013-2024	12.74%		355	324

Total other financial liabilities				644	568

Total financial liabilities payable after one year				12,956	12,148

Total				$13,214	$12,384

		December 31, 2010
		Interest Rate		Face Value		Carrying Value
Financial Liabilities Payable Within One Year:
		Effective
U.S. Treasury first lien credit facility - Tranche B		7.22%	(9)	$2,080	(10)	$2,076
Export Development Canada credit facility - Tranche X		20.57%	(11)	500		439
Canadian Health Care Trust Note - Tranche D		5.50%	(2)	25		25

Other:		Weighted Average
Asset-backed notes payable - Gold Key Lease		3.64%	(4)	132		130
Liabilities from capital leases		11.63%		31		23
Other financial obligations		10.50%		76		65

Total other financial liabilities				239		218

Total financial liabilities payable within one year				$2,844		$2,758

	Maturity	Interest Rate		Face Value		Carrying Value
Financial Liabilities Payable After One Year:

		Effective
VEBA Trust Note	7/15/2023	11.71%		$4,710		$4,018
U.S. Treasury first lien credit facilities:
Tranche C	6/10/2017	12.16%	(12)	3,662	(10)	3,557
Zero coupon note	6/10/2017	14.33%	(13)	100		63

Total U.S. Treasury first lien credit facilities				3,762		3,620

Export Development Canada credit facilities:
Tranche X	6/10/2017	20.57%	(11)	791		453
Tranche X-2	6/10/2017	7.00%	(11)	395		395

Total Export Development Canada credit facilities				1,186		848

Canadian Health Care Trust Notes:
Tranche A	6/30/2017	7.98%	(7)	432		470
Tranche B	6/30/2024	9.21%	(7)	432		445
Tranche C	6/30/2024	9.68%	(8)	97		79
Tranche D	6/30/2012	5.50%	(2)	25		23

Total Canadian Health Care Trust Notes				986		1,017

Mexican development banks credit facility	7/19/2025	9.65%	(3)	416		416

Other:		Weighted Average
Gold Key Lease credit facility	2012	6.21%		443		438
Asset-backed notes payable - Gold Key Lease	2012	3.05%	(4)	43		43
Liabilities from capital leases	2012-2020	13.99%		246		190
Other financial obligations	2012-2024	12.60%		418		383

Total other financial liabilities				1,150		1,054

Total financial liabilities payable after one year				12,210		10,973

Total				$15,054		$13,731

(1)	Loan bears interest at LIBOR + 4.75 percent subject to a 1.25 percent floor. Commencing in July 2011, interest is reset quarterly. Stated interest rate as of September 30, 2011 was 6.00 percent.
(2)	Canadian Health Care Trust Note - Tranche D is non-interest bearing.
(3)	Represents the stated interest rate. Loan bears interest at the 28 day Interbank Equilibrium Interest Rate ("TIIE") + 4.80 percent subject to a quarterly reset on TIIE.
(4)	The weighted-average interest rates include the effects of interest rate swap agreements.
(5)	Loan bears interest at a stated rate of 8.00 percent.
(6)	Loan bears interest at a stated rate of 8.25 percent.
(7)	Loan bears interest at a stated rate of 9.00 percent.
(8)	Loan bears interest at a stated rate of 7.50 percent.
(9)	Interest on loans was calculated based on a three month LIBOR + 5.00 percent subject to a 2.00 percent floor and a quarterly reset on LIBOR. Stated interest rate as of December 31, 2010 was 7.00 percent.
(10)	Includes capitalized Payable-In-Kind ("PIK") interest.
(11)	Interest on loans was calculated based on a three month Canadian Dealer Offered Rate ("CDOR") + 5.00 percent subject to a 2.00 percent floor and a quarterly reset on CDOR. Stated interest rate as of December 31, 2010 was 7.00 percent.
(12)	Interest on loans was calculated based on a three month LIBOR + 7.91 percent subject to a 2.00 percent floor and a quarterly reset on LIBOR. Stated interest rate as of December 31, 2010 was 9.91 percent plus $17 million per quarter of capitalized PIK interest.
(13)	Zero coupon note was non-interest bearing.

As of September 30, 2011, the carrying amounts of our financial obligations were net of fair value adjustments, discounts, premiums and loan origination fees totaling $830 million related to the following obligations (in millions of dollars):

VEBA Trust Note	$656
Tranche B Term Loan	64
Senior Secured Notes due 2019	18
Senior Secured Notes due 2021	21
Canadian Health Care Trust Notes	(26)
Liabilities from capital leases and other financial obligations	97

Total	$830

Refer to our Form 10 for further discussion of the allocation of fair value in connection with the 363 Transaction, the VEBA Settlement Agreement and the Canadian Health Care Trust Settlement Agreement.

As of September 30, 2011, aggregate annual contractual maturities of financial liabilities (excluding the net reduction to face value of $830 million) were as follows (in millions of dollars):

Remainder of 2011	$64	(1)
2012	239	(1)
2013	457
2014	460
2015	493
2016 and thereafter	11,501

Total	$13,214

(1)	Included in the annual contractual maturities is $14 million and $48 million due in the remainder of 2011 and 2012, respectively, related to Gold Key Lease obligations. These obligations are primarily repaid out of collections from the related operating leases and, as a result, they may be repaid prior to their contractual maturity.

U.S. Treasury Credit Facilities

On June 10, 2009, and in connection with the 363 Transaction, we entered into a first lien credit agreement with the U.S. Treasury. Refer to our Form 10 for additional information related to the first lien credit agreement.

On May 24, 2011, we repaid all amounts owed under the U.S. Treasury first lien credit agreement and terminated all lending commitments thereunder. Payments were made as follows (in millions of dollars):

	Principal		Accrued Interest	Total Payment
Tranche B	$2,080	(1)	$22	$2,102
Tranche C	3,675	(2)	65	3,740
Zero Coupon Note	100		-	100

Total	$5,855		$87	$5,942

(1)	Includes $80 million of PIK interest previously capitalized. The payment of PIK interest is included as a component of Net Cash Provided by Operating Activities in the accompanying Condensed Consolidated Statements of Cash Flows.
(2)	Includes $315 million of PIK interest previously capitalized. The payment of PIK interest is included as a component of Net Cash Provided by Operating Activities in the accompanying Condensed Consolidated Statements of Cash Flows. In addition, as a result of the termination of the Ally Master Transaction Agreement ("Ally MTA") and in accordance with the U.S. Treasury first lien credit agreement, amounts outstanding under that agreement were reduced by $4 million, the amount of qualifying losses incurred by Ally Financial Inc. ("Ally") through April 2011. Refer to Note 10, Commitments, Contingencies and Concentrations, for additional information related to the Ally MTA.

In connection with the repayment of the U.S. Treasury first lien credit facilities, we recognized a $170 million charge, which consisted of the write off of $136 million of unamortized discounts and $34 million of unamortized issuance costs associated with the debt. The charge is included in Loss on Extinguishment of Debt in the accompanying Condensed Consolidated Statements of Operations.

Export Development Canada Credit Facilities

Chrysler Canada, Inc. ("Chrysler Canada") entered into a loan and security agreement with the Export Development Canada ("EDC") which was amended and restated on June 10, 2009, in connection with the 363 Transaction. Refer to our Form 10 for additional information related to the loan and security agreement.

On May 24, 2011, Chrysler Canada repaid all amounts owed under the EDC loan and security agreement and terminated all lending commitments thereunder. Payments were made as follows (in millions of dollars):

	Principal	Accrued Interest	Total Payment
Tranche X	$1,319	$14	$1,333
Tranche X-2	404	4	408

Total	$1,723	$18	$1,741

In connection with the repayment of the EDC credit facilities, we recognized a $381 million charge, which consisted of the write off of $367 million of unamortized discounts and $14 million of unamortized issuance costs associated with the debt. The charge is included in Loss on Extinguishment of Debt in the accompanying Condensed Consolidated Statements of Operations.

Senior Credit Facilities

On May 24, 2011, we entered into a $4.3 billion senior secured credit agreement with a syndicate of private sector lenders which includes a $3.0 billion senior secured Tranche B term loan (the "Tranche B Term Loan") due May 24, 2017, and a $1.3 billion senior secured revolving credit facility (the "Revolving Facility"), which may be borrowed and repaid from time to time until the maturity date on May 24, 2016. The Tranche B Term Loan and the Revolving Facility are collectively referred to as the "Senior Credit Facilities." Up to $200 million of the Revolving Facility may be used for the issuance of letters of credit. As of September 30, 2011, the Revolving Facility was undrawn. Prior to the final maturity date of each of the facilities, we have the option to extend the maturity date of all or a portion of these facilities with the consent of the lenders whose loans or commitments are being extended. We also have the option to increase the amount of these facilities in an aggregate principal amount not to exceed $1.2 billion, either through an additional term loan, an increase in the Revolving Facility or a combination of both, subject to certain conditions.

The outstanding principal amount of the Tranche B Term Loan is payable in equal quarterly installments of $7.5 million with the remaining balance due at maturity. No scheduled payments are required on amounts drawn on the Revolving Facility until the maturity date of the facility.

All amounts outstanding under the Tranche B Term Loan and Revolving Facility bear interest at our option of either a base rate plus 3.75 percent per annum or at LIBOR plus 4.75 percent per annum. For the Tranche B Term Loan, a base rate floor of 2.25 percent per annum and a LIBOR floor of 1.25 percent per annum applies. Commencing in July 2011, interest is reset and payable every three months.

We are required to pay commitment fees equal to 0.75 percent per annum, which may be reduced to 0.50 percent per annum if we achieve a specified consolidated leverage ratio, multiplied by the daily average undrawn portion of the Revolving Facility. Commitment fees are payable quarterly in arrears.

If we voluntarily prepay all or any portion of the Tranche B Term Loan on or prior to the third anniversary of the closing date of the Senior Credit Facilities, we will be obligated to pay a call premium. On or prior to the first anniversary, the call premium will be based on a "make-whole" calculation, after the first anniversary but on or prior to the second anniversary, the call premium will be 2.00 percent of the principal amount repaid, and after the second anniversary but on or prior to the third anniversary, the call premium will be 1.00 percent of the principal amount repaid. After the third anniversary of the closing date of the Senior Credit Facilities, we may make voluntary prepayments under the Senior Credit Facilities without premium or penalty, except for normal breakage costs.

Mandatory prepayments are required, subject to certain exceptions, from the net cash proceeds of asset sales, incurrence of additional indebtedness, insurance or condemnation proceeds and excess cash flow. In the case of excess cash flow, the mandatory prepayments are subject to a leverage-based step-down and only to the extent our liquidity exceeds a certain threshold. Certain mandatory prepayments are subject to call premiums consistent with the voluntary prepayments.

The Senior Credit Facilities are secured by a senior priority security interest in substantially all of Chrysler Group LLC's assets and the assets of its U.S. subsidiary guarantors, subject to certain exceptions, including certain assets that may secure a proposed credit facility with the Department of Energy in connection with the Advanced Technology Vehicles Manufacturing Loan Program. The collateral includes 100 percent of the equity interests in domestic subsidiaries and 65 percent of the equity interests in foreign subsidiaries held directly by Chrysler Group LLC and its U.S. subsidiary guarantors.

The senior secured credit agreement includes a number of affirmative covenants, many of which are customary, including, but not limited to, the reporting of financial results and other developments, compliance with laws, payment of taxes, maintenance of insurance and similar requirements. The senior secured credit agreement also contains several negative covenants, including but not limited to, (i) limitations on incurrence, repayment and prepayment of indebtedness; (ii) limitations on incurrence of liens; (iii) our ability to make restricted payments; (iv) limitations on transactions with affiliates, swap agreements and sale and leaseback transactions; (v) limitations on fundamental changes, including certain asset sales and (vi) restrictions on certain subsidiary distributions. In addition, the senior secured credit agreement requires us to maintain a minimum ratio of borrowing base to covered debt, as well as a minimum liquidity of $3.0 billion, which includes any undrawn amounts on the Revolving Facility.

The senior secured credit agreement contains a number of events of default related to, (i) failure to make payments when due; (ii) failure to comply with covenants; (iii) breaches of representations and warranties; (iv) certain changes of control; (v) cross-default with certain other debt and hedging agreements and (vi) the failure to pay certain material judgments. As of September 30, 2011, we were in compliance with all covenants under the senior secured credit agreement.

Senior Secured Notes

On May 24, 2011, we entered into an indenture with CG Co-Issuer Inc., one of our wholly-owned subsidiaries, our U.S. subsidiary guarantors and Wilmington Trust FSB, as trustee and Citibank, N.A. as collateral agent, paying agent, registrar and authenticating agent, pursuant to which we issued $1.5 billion of 8.00 percent senior secured notes due 2019 ("2019 Notes") and $1.7 billion of 8.25 percent senior secured notes due 2021 ("2021 Notes"), collectively referred to as "the Notes." The Notes mature on June 15 of the respective year the notes are due. The Notes were issued at par and were sold in a private placement to (i) qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and (ii) outside the United States to persons who are not U.S. persons (as defined in Rule 902 of Regulation S under the Securities Act) in compliance with Regulation S under the Securities Act. We have agreed to register notes ("Exchange Notes") having substantially identical terms as the Notes with the SEC as part of an offer to exchange freely tradable exchange notes for the Notes.

Interest on each series of the Notes will be payable semi-annually on June 15 and December 15 of each year, beginning on December 15, 2011, to the holders of record of such Notes at the close of business on June 1 or December 1, respectively, preceding such interest payment date.

The indenture includes affirmative covenants, including, the reporting of financial results and other developments. The indenture also contains negative covenants related to our ability and, in certain instances, the ability of certain of our subsidiaries to, (i) pay dividends or make distributions on the Company's capital stock or repurchase the Company's capital stock; (ii) make restricted payments; (iii) create certain liens to secure indebtedness; (iv) enter into sale and leaseback transactions; (v) engage in transactions with affiliates; (vi) merge or consolidate with certain companies and (vii) transfer and sell assets. As of September 30, 2011, we were in compliance with all covenants under the indenture.

We may redeem, at any time, all or any portion of the 2019 Notes on not less than 30 and not more than 60 days' prior notice mailed to the holders of the 2019 Notes to be redeemed. Prior to June 15, 2015, the 2019 Notes will be redeemable at a price equal to the principal amount of the 2019 Notes being redeemed, plus accrued and unpaid interest to the date of redemption and a "make-whole" premium calculated under the indenture. At any time prior to June 15, 2014, we may also redeem up to 35 percent of the aggregate principal amount of the 2019 Notes, at a redemption price equal to 108 percent of the principal amount of the 2019 Notes being redeemed, plus accrued and unpaid interest to the date of redemption with the net cash proceeds from certain equity offerings. On and after June 15, 2015, the 2019 Notes are redeemable at redemption prices specified in the indenture, plus accrued and unpaid interest to the date of redemption. The redemption price is initially 104 percent of the principal amount of the 2019 Notes being redeemed for the twelve months beginning June 15, 2015, decreasing to 102 percent for the year beginning June 15, 2016 and to par on and after June 15, 2017.

We may redeem, at any time, all or any portion of the 2021 Notes on not less than 30 and not more than 60 days' prior notice mailed to the holders of the 2021 Notes to be redeemed. Prior to June 15, 2016, the 2021 Notes will be redeemable at a price equal to the principal amount of the 2021 Notes being redeemed, plus accrued and unpaid interest to the date of redemption and a "make-whole" premium calculated under the indenture. At any time prior to June 15, 2014, we may also redeem up to 35 percent of the aggregate principal amount of the 2021 Notes, at a redemption price equal to 108.25 percent of the principal amount of the 2021 Notes being redeemed, plus accrued and unpaid interest to the date of redemption with the net cash proceeds from certain equity offerings. On and after June 15, 2016, the 2021 Notes are redeemable at redemption prices specified in the indenture, plus accrued and unpaid interest to the date of redemption. The redemption price is initially 104.125 percent of the principal amount of the 2021 Notes being redeemed for the twelve months beginning June 15, 2016, decreasing to 102.75 percent for the year beginning June 15, 2017, to 101.375 percent for the year beginning June 15, 2018 and to par on and after June 15, 2019.

The indenture provides for customary events of default, including but not limited to, (i) nonpayment; (ii) breach of covenants in the indenture; (iii) payment defaults or acceleration of other indebtedness; (iv) a failure to pay certain judgments and (v) certain events of bankruptcy, insolvency and reorganization. If certain events of default occur and are continuing, the trustee or the holders of at least 25 percent in principal amount of the Notes outstanding under one of the series may declare all of the Notes of that series to be due and payable immediately, together with accrued interest, if any.

VEBA Trust Note

On June 10, 2009, and in accordance with the terms of a settlement agreement between us and the United Automobile, Aerospace and Agriculture Implement Workers of America ("UAW"), ("the VEBA Settlement Agreement"), we issued a senior unsecured note ("VEBA Trust Note") with a face value of $4,587 million to the VEBA Trust. Refer to our Form 10 for additional information related to the VEBA Settlement Agreement and VEBA Trust Note.

Scheduled VEBA Trust Note payments through 2012 do not fully satisfy the interest accrued at the implied rate of 9.0 percent. In accordance with the agreement, the difference between a scheduled payment and the accrued interest through June 30 of the payment year will be capitalized as additional debt on an annual basis. In July 2011 and 2010, we made scheduled payments of $300 million and $315 million, respectively on the VEBA Trust Note and accrued interest of $126 million and $123 million, respectively, was capitalized as additional debt.

Mexico Development Banks Credit Facility

In July 2010, Chrysler de Mexico, S.A. de C.V., our principal operating subsidiary in Mexico, entered into a financing arrangement with certain Mexican development banks which provides for a 15 year amortizing term loan facility equal to the Mexican peso equivalent of $400 million. The facility was fully drawn during July 2010 and was funded in Mexican pesos. Refer to our Form 10 for additional information related to the Mexican development banks credit facility.

Gold Key Lease

Chrysler Canada maintains our Gold Key Lease vehicle lease portfolio. The related vehicles are leased to Canadian consumers and are financed by asset-backed securitization facilities, as well as a $4.8 billion ($5.0 billion Canadian Dollars) secured revolving credit facility. The asset-backed obligations are primarily satisfied out of the collections from the underlying securitized assets. In May 2010, we utilized available operating lease assets under the Gold Key Lease portfolio to borrow additional funds in the amount of $266 million under a certain asset-backed securitization facility. These funds were used to repay a portion of the amount outstanding on the secured revolving credit facility. In April 2011, the remaining amounts outstanding on the secured revolving credit facility were repaid in full. We are currently winding down the Gold Key Lease financing program, therefore, we anticipate no additional funding will be required. No vehicles were added to the financing portfolio during the nine months ended September 30, 2011 and 2010.

Summary of Credit Facilities and Available Borrowings

The following presents the total credit facilities, amounts drawn and amounts available to be drawn as of September 30, 2011 (in millions of dollars):

	Total Credit Facility	Facility Amount Drawn		Amounts Available For Borrowing
Senior Credit Facilities:
Tranche B Term Loan	$3,000	$3,000		$-
Revolving Facility	1,300	-		1,300

Gold Key Lease Credit Facility	$4,761	$-		$-	(1)

Mexican development banks credit facility	$400	$400	(2)	$-

(1)	We are currently winding down our Gold Key Lease financing program, therefore, we anticipate no additional funding will be provided.
(2)	The credit facility was fully drawn at the Mexican peso equivalent of $400 million U.S. Dollars "USD." As of September 30, 2011 the USD equivalent was $382 million.

Note 12.  Financial Liabilities

The components of financial liabilities as of December 31 were as follows (in millions of dollars):

	2010
	Interest Rate		Face Value		Carrying Value
Financial Liabilities Payable Within One Year:
	Effective
U.S. Treasury first lien credit facility - Tranche B (a)	7.22%	(b)	$2,080	(h)	$2,076
Export Development Canada credit facility - Tranche X (a)	20.57%	(c)	500		439
Canadian Health Care Trust Note - Tranche D	5.50%	(d)	25		25

Other:	Weighted Average
Asset-backed notes payable - Gold Key Lease	3.64%	(e)	132		130
Liabilities from capital leases	11.63%		31		23
Other financial obligations	10.50%		76		65

Total other financial liabilities			239		218

Total financial liabilities payable within one year			$2,844		$2,758

	2010
	Maturity	Interest Rate		Face Value		Carrying Value
Financial Liabilities Payable After One Year:
		Effective
VEBA Trust Note	7/15/2023	11.71%		$4,710		$4,018

U.S. Treasury first lien credit facilities:
Tranche C (a)	6/10/2017	12.16%	(f)	3,662	(h)	3,557
Zero coupon note (a)	6/10/2017	14.33%	(g)	100		63

Total U.S. Treasury first lien credit facilities				3,762		3,620

Export Development Canada credit facilities:
Tranche X (a)	6/10/2017	20.57%	(c)	791		453
Tranche X-2 (a)	6/10/2017	7.00%	(c)	395		395

Total Export Development Canada credit facilities				1,186		848

Canadian Health Care Trust Notes:
Tranche A	6/30/2017	7.98%	(i)	432		470
Tranche B	6/30/2024	9.21%	(i)	432		445
Tranche C	6/30/2024	9.68%	(j)	97		79
Tranche D	6/30/2012	5.50%	(d)	25		23

Total Canadian Health Care Trust Notes				986		1,017

Mexican development banks credit facility	7/19/2025	9.65%	(k)	416		416

Other:		Weighted Average
Gold Key Lease credit facility	2012	6.21%		443		438
Asset-backed notes payable - Gold Key Lease	2012	3.05%	(e)	43		43
Liabilities from capital leases	2012-2020	13.99%		246		190
Other financial obligations	2012-2024	12.60%		418		383

Total other financial liabilities				1,150		1,054

Total financial liabilities payable after one year				12,210		10,973

Total				$15,054		$13,731

	2009
	Weighted Average Interest Rate		Face Value	Carrying Value
Financial Liabilities Payable Within One Year:
Asset-backed notes payable - Gold Key Lease	5.81	% (e)	$932	$922
Liabilities to U.S. Treasury - Receivable SPV	5.50%		123	123
Liabilities from capital leases	12.96%		23	14
Other financial obligations	9.14%		35	33

Total financial liabilities payable within one year			$1,113	$1,092

	Maturity	Interest Rate		Face Value		Carrying Value
Financial Liabilities Payable After One Year:
		Effective
U.S. Treasury first lien credit facilities:
Tranche B (a)	12/10/2011	7.22	% (b)	$2,080	(h)	$2,072
Tranche C (a)	6/10/2017	12.16	% (f)	3,594	(h)	3,478
Zero coupon note (a)	6/10/2017	14.33	% (g)	100		54

Total U.S. Treasury first lien credit facilities				5,774		5,604

Export Development Canada credit facilities:
Tranche X (a)	6/10/2017	20.57	% (c)	1,224		766
Tranche X-2 (a)	6/10/2017	7.00	% (c)	400		375

Total Export Development Canada credit facilities				1,624		1,141

Other:		Weighted Average
Gold Key Lease credit facility	2011-2012	6.15%		971		953
Asset-backed notes payable - Gold Key Lease	2011-2012	5.88	% (e)	293		291
Liabilities from capital leases	2012-2020	15.98%		211		149
Other financial obligations	2012-2024	13.93%		388		321

Total other financial liabilities				1,863		1,714

Total financial liabilities payable after one year				9,261		8,459

Total				$10,374		$9,551

(a)	Collectively, these loans are referred to as "Government Loans" (see Note 19).
(b)	Loans bear interest at a three month LIBOR + 5.00 percent subject to a 2.00 percent floor and a quarterly reset on LIBOR. Stated interest rate as of December 31, 2010 and 2009 was 7.00 percent.
(c)	Loans bear interest at a three month CDOR + 5.00 percent subject to a 2.00 percent floor and a quarterly reset on CDOR. Stated interest rate as of December 31, 2010 and 2009 was 7.00 percent.
(d)	Canadian Health Care Trust Tranche D Note is non-interest bearing.
(e)	The weighted-average interest rates include the effects of interest rate swap agreements.
(f)	Loans bear interest at a three month LIBOR + 7.91 percent subject to a 2.00 percent floor and a quarterly reset on LIBOR. Stated interest rate as of December 31, 2010 and 2009 was 9.91 percent plus $17 million per quarter of capitalized Payable-In-Kind ("PIK") interest as discussed below.
(g)	Zero coupon note shall not bear interest until the Ally MTA expiration date (May 2013) or the date the Ally MTA is terminated by all parties. Upon the termination, the note shall bear interest at LIBOR + 7.91 percent subject to a 2.00 percent floor on LIBOR.
(h)	Includes capitalized PIK interest as discussed below.
(i)	Loan bears interest at a stated rate of 9.00 percent.
(j)	Loan bears interest at a stated rate of 7.50 percent.
(k)	Loan bears interest at the 28 day TIIE + 4.80 percent subject to a quarterly reset on TIIE. Stated interest rate as of December 31, 2010 was 9.65 percent.

As of December 31, 2010, the carrying amounts of our financial obligations were $1,323 million less than the face value, of which $662 million relates to the allocation of fair value in connection with the 363 Transaction, $692 million relates to the discount on the VEBA Trust Note recognized in connection with the VEBA Settlement Agreement (as defined and discussed below) and $31 million relates to the net premium on the Canadian Health Care Trust Notes recognized in connection with the Canadian Health Care Trust Settlement Agreement (as defined and discussed below). These amounts will be accreted as an adjustment to interest expense over the remaining period to maturity. Refer to Note 2, Basis of Presentation, Capitalization and Business Combination Accounting, for further discussion of the allocation of fair value in connection with the 363 Transaction. As of December 31, 2010, aggregate annual contractual maturities of financial liabilities (excluding the $662 million decrease related to business combination accounting from the 363 Transaction and $661 million of discounts net of premiums) were as follows (in millions of dollars): 2011 - $2,844; 2012 - $644; 2013 - $428; 2014 - $431; 2015 - $464 and 2016 and thereafter - $10,243. Included in the annual contractual maturities is $132 million and $486 million due in 2011 and 2012, respectively, related to Gold Key Lease obligations. These obligations are primarily repaid out of collections from the related operating leases and, as a result, they may be repaid prior to their contractual maturity.

VEBA Trust Note

On June 10, 2009, and in accordance with the terms of a settlement agreement between us and the UAW, hereinafter referred to as the VEBA Settlement Agreement, we issued a senior unsecured note ("VEBA Trust Note") with a face value of $4,587 million to the VEBA Trust.

On January 1, 2010, (the "Implementation Date") and in accordance with the terms of the VEBA Settlement Agreement, we were discharged of any obligations related to postretirement health care benefits for certain UAW retirees. Refer to Note 18, Employee Retirement and Other Benefits. As a result of this settlement, we recognized a financial liability for the VEBA Trust Note at a fair value of $3,854 million, which included the $4,587 million VEBA Trust Note net of the related discount of $733 million. The VEBA Trust Note has an implied interest rate of 9.0 percent and requires annual payments of principal and interest beginning on July 15, 2010 and continuing to July 15, 2023. As of December 31, 2010, contractual maturities, including principal and interest, for the VEBA Trust Note were as follows (in millions of dollars): 2011 - $300; 2012 - $400; 2013 - $600; 2014 - $650; 2015 - $650 and 2016 and thereafter - $6,246. The principal amounts due on the VEBA Trust Note are also included in the aggregate annual contractual maturities of the total financial liabilities noted above.

Scheduled VEBA Trust Note payments through 2012 do not fully satisfy the interest accrued at the implied rate of 9.0 percent. In accordance with the agreement, the difference between a scheduled payment and the accrued interest through June 30 of the payment year will be capitalized as additional debt on an annual basis. In July 2010, we made a scheduled interest payment of $315 million on the VEBA Trust Note and $123 million of accrued interest was capitalized as additional debt.

U.S. Treasury Credit Facilities

On June 10, 2009, and in connection with the 363 Transaction, we entered into a first lien credit agreement with the U.S. Treasury, which includes a $2.0 billion term loan ("Tranche B Loan") used to acquire substantially all of the net operating assets of Old Carco. The credit agreement also makes various term loans available to us for future working capital needs in an amount not to exceed $4.6 billion ("Tranche C Commitment") through June 10, 2017, subject to certain conditions precedent, including substantially contemporaneous advances under the credit facility with the EDC described below. In addition, we provided the U.S. Treasury a $288 million note and assumed $500 million of U.S. Treasury loans originally provided to Chrysler Holding for the benefit of Old Carco. We collectively refer to these loans, as well as the amounts drawn on the Tranche C Commitment as "Tranche C Loans". We also provided the U.S. Treasury a $100 million zero coupon note.

In accordance with the terms of the loan agreement, all interest incurred on the Tranche B Loan and Tranche C Loans for the period from June 10, 2009 to December 31, 2009 was Payable-In-Kind ("PIK"). The Tranche C Commitment will continue to accrue quarterly PIK interest of a maximum of $17 million through June 10, 2017. Quarterly PIK interest will be reduced by a calculated percentage based on any prepayment amounts on the Tranche C Loans. The additional PIK interest will be capitalized as additional debt on a quarterly basis. Accordingly, $68 million and $310 million of PIK interest was capitalized as additional debt during the year ended December 31, 2010 and the period from June 10, 2009 to December 31, 2009, respectively. Beginning in 2010, interest, excluding PIK interest, is paid quarterly.

On June 10, 2016, the Tranche C Loans are required to be prepaid and the amounts undrawn on the Tranche C Commitment reduced in a certain priority by an amount equal to 50 percent of the total of the Tranche C

Commitment plus assumed debt, less the amount of any prior prepayments or commitment reductions. On that date, the additional note and zero coupon note are also required to be prepaid in the amount of 50 percent of their respective face values. Any amounts repaid on the loans cannot be re-borrowed.

The first lien credit agreement provides that $350 million of the Tranche C Commitment may only be used to fund potential payments to USDART related to the Ally risk sharing arrangement between the Company, U.S. Treasury, Ally and USDART. Any amounts drawn on the Tranche C Commitment in order to fund the USDART would result in the forgiveness of an equivalent amount of the U.S. Treasury debt. As of December 31, 2010, we have not made any payments to USDART related to this risk sharing arrangement.

We have a variable interest in USDART, however we are not deemed to be the primary beneficiary of the VIE. Therefore, the USDART's operating results are not consolidated in the accompanying Consolidated Financial Statements. Refer to Note 4, Variable Interest Entities, and Note 14, Commitments, Contingencies and Concentrations, for additional information related to USDART and the Ally financing arrangement.

The U.S. Treasury has a first priority security interest in substantially all tangible and intangible assets of the Company and our U.S. subsidiary guarantors.

Our U.S. Treasury first lien credit agreement includes a number of affirmative covenants, many of which are customary, including, but not limited to, the reporting of financial results and other developments, compliance with laws, payment of taxes, maintenance of insurance and similar requirements. In addition, we are subject to a number of other covenants including the following:

•

Vitality Covenant – For each fiscal year, beginning with the fiscal year ending December 31, 2010, until the later of June 10, 2014 or the repayment of the Tranche B Loan, Tranche C Loans and zero coupon note and termination of any unused commitments, we must:

•	cause at least 40 percent of our U.S. vehicle sales volumes to be manufactured in the U.S.; or

•

cause the production volume of our U.S. manufacturing plants to be equal to at least 90 percent of the production volume of the U.S. manufacturing plants of Old Carco for the 2008 fiscal year (90 percent of such production volume is 995 thousand vehicles).

•

If an event beyond our reasonable control renders production in one or more facilities uneconomic or a material adverse change in general economic or industry conditions occurs, then either the volume ratio or the production ratio may be calculated on an adjusted basis to reflect such event. If, after giving effect to such adjustment, we fail to comply with the vitality covenant for any year, such failure will not result in an event of default if we comply with the vitality covenant in the next fiscal quarter (tested on a trailing 12-month basis).

•

Governance Covenant – Until the earlier of December 10, 2011 or an initial public offering, we must consult with U.S. Treasury regarding, and obtain its prior approval of, any nomination or renomination of any director originally nominated by the U.S. Treasury or any renomination of any successor or replacement thereof.

•

Compensation and TARP-related Covenants – We must maintain compensation programs in accordance with the requirements under section 111 of the Emergency Economic Stabilization Act, including limits on executive and incentive compensation, and must also maintain a policy on corporate expenses. Further, we are prohibited from owning or leasing any private passenger airplanes. These covenants will survive until the latest of (i) June 10, 2018, (ii) the one-year anniversary of the repayment of all obligations under the first lien credit agreement, and (iii) the one-year anniversary of the date the U.S. Treasury ceases to own any direct or indirect equity in Chrysler Group, if equity constitutes "outstanding obligations" under EESA section 111.

Refer to Note 24, Subsequent Events, for additional information regarding events that have occurred subsequent to December 31, 2010 related to this matter.

We were also required to adopt a written policy on lobbying, governmental ethics and political activity with respect to the U.S. government, and this policy may not be changed without the prior consent of the U.S. Treasury. Our U.S. Treasury first lien credit agreement also includes various negative covenants which restrict and/or limit our operations in certain respects, including, but not limited to, limitations on asset sales, the incurrence of additional debt, the incurrence of liens and the payment of dividends or the making of distributions to our members or other restricted payments, as well as restrictions on transactions with affiliates that are not in the ordinary course or otherwise on arm's length terms. As of December 31, 2010, we were in compliance with all covenants under our U.S. Treasury first lien credit agreement.

Our first lien credit facility also provides for a number of possible events of default, including, but not limited to, interest and principal payment defaults, failure to comply with affirmative and negative covenants (subject to certain notice and cure periods), acceleration of other debt obligations in excess of $150 million in the aggregate (including acceleration under the EDC loan agreement for breach of our Canadian vitality covenants described below if the amount outstanding exceeds this threshold), judgments in excess of $100 million individually or $200 million in the aggregate that remain unpaid or unstayed for sixty days, certain change of control transactions, and Fiat holding in excess of 49.9 percent of our voting or nonvoting capital stock. If we fail to comply with the vitality covenants under our first lien credit agreement, the U.S. Treasury may seek specific performance, including the right to seek a court-appointed monitor to ensure our compliance. In addition, the U.S. Treasury may declare all amounts outstanding under the credit agreement immediately due and payable, terminate the Tranche B Loan and Tranche C Commitment and seek to realize the value of the collateral pledged to secure amounts outstanding under the U.S. Treasury first lien credit agreement.

Export Development Canada Credit Facilities

Chrysler Canada entered into a loan and security agreement with the EDC on March 30, 2009, which was subsequently amended on April 29, 2009, pursuant to which the EDC provided a $1,211 million ($1,209 million Canadian dollar ("CAD")) secured term loan facility known as Tranche X. On June 10, 2009, the EDC loan agreement was amended and restated to increase the secured term loan facility by a CAD equivalent of $909 million USD, up to a maximum of $1,116 million CAD, which can be drawn, subject to certain conditions precedent, during the period ending on the thirty month anniversary of the restatement date. The increase in the loan facility is known as Tranche X-2. In addition to the Tranche X and Tranche X-2 loans, Chrysler Canada provided the EDC additional notes of $80 million ($80 million CAD). The additional notes are included in the Tranche X facility disclosed above. The proceeds from the loans are to be used for general corporate and working capital purposes. Any amounts repaid on the loans cannot be re-borrowed. Borrowings under Tranche X-2 are intended to be made contemporaneously with certain borrowings under Tranche C of the U.S. Treasury first lien credit agreement in a certain ratio.

Chrysler Canada is required to prepay the CAD equivalent of $500 million on December 10, 2011. Chrysler Canada has the option to reduce such prepayment by up to the CAD equivalent of $100 million concurrent with the proportionate extension of up to $400 million of the Tranche B Loan to the Tranche C Loans maturity date. In addition, on June 10, 2016, Chrysler Canada will be required to prepay an amount equal to 50 percent of the Tranche X and Tranche X-2 maximum loan amount, less the amount of previous optional and mandatory prepayments.

The EDC has a security interest in substantially all of the tangible and intangible assets of Chrysler Canada. Chrysler Group LLC provided an unsecured guarantee in support of the EDC loan.

The EDC loan agreement includes a number of covenants that are similar in type and scope to those under our U.S. Treasury first lien credit agreement, including, but not limited to, financial and operating reporting, compliance and similar requirements. The EDC loan agreement also includes covenants that are similar in type and scope to the compensation and TARP-related covenants under our U.S. Treasury first lien credit agreement. The covenants also require that we and Chrysler Canada ensure that (i) the ratio of our production volumes in Canada to production volumes in the NAFTA region is at least 20 percent over specified measurement periods and at least 17 percent for each calendar year during which the EDC loans are outstanding, and (ii) on December 31, 2014, our aggregate product-related capital investments in Canada will constitute at least 20 percent of our aggregate NAFTA region product-related capital investment. In addition, we must build vehicles in Canada for final consumer sale outside of the NAFTA region, and distribute Fiat-branded vehicles in Canada through our network. We also have agreed under the EDC loan agreement to maintain a minimum average daily cash balance, over the course of each calendar month, of $250 million CAD at Chrysler Canada. Our EDC loan agreement also includes various negative covenants which restrict and/or limit our and Chrysler Canada's operations in certain respects, including, but not limited to, limitations on asset sales, the incurrence of additional debt and the incurrence of liens, as well as restrictions on transactions with affiliates that are not in the ordinary course or otherwise on arm's length terms. As of December 31, 2010, we were in compliance with all covenants under the EDC loan agreement.

Our EDC loan agreement provides for a number of possible events of default that are generally similar in scope and effect to the events of default under our U.S. Treasury first lien credit agreement, except that these events of default are applicable primarily to Chrysler Canada and its subsidiaries, including the acceleration of the U.S. Treasury first lien credit agreement for breach of the U.S. vitality covenants, which is described above. If Chrysler Canada fails to comply with its vitality covenants under the EDC loan agreement, the EDC is entitled to seek specific performance. In addition, the EDC may declare all amounts outstanding under the EDC loan agreement immediately due and payable, terminate all commitments under the agreement and seek to realize the value of the collateral pledged to secure amounts outstanding under the EDC loan agreement.

Canadian Health Care Trust Notes

On August 13, 2010, Chrysler Canada and the National Automobile, Aerospace, Transportation and General Workers Union of Canada ("CAW") entered into a settlement agreement to permanently transfer our responsibility for providing postretirement health care benefits to CAW represented employees, retirees and dependents ("Covered Group") to a new retiree plan ("Canadian HCT Settlement Agreement"). The new plan will be funded by a new independent Health Care Trust ("HCT").

On December 31, 2010 (the "HCT Implementation Date") and in accordance with the Canadian HCT Settlement Agreement, Chrysler Canada was discharged of any obligations related to postretirement health care benefits for the Covered Group, by issuing four unsecured promissory notes ("Canadian HCT Notes") to the HCT with an initial face value of $976 million ($974 million CAD) with interest accrued from January 1, 2010 of $80 million ($80 million CAD) and a $31 million ($31 million CAD) net premium. On December 31, 2010, we also made a $45 million ($45 million CAD) principal payment on the notes. Refer to Note 18, Employee Retirement and Other Benefits, for additional information related to the Canadian HCT Settlement Agreement.

The scheduled Tranche A and Tranche B Note payments through 2012 do not fully satisfy the interest accrued at the stated rate of 9.0 percent. In accordance with the agreements, the difference between a scheduled payment and the accrued interest through December 31 of the payment year will be capitalized as additional debt on an annual basis. We are not required to make a payment on the Tranche C Note until 2020.

The terms of each of the notes are substantially similar and provide that each note will rank pari passu with all existing and future unsecured and unsubordinated indebtedness for borrowed money of Chrysler Canada, and that Chrysler Canada will not incur indebtedness for borrowed money that is senior in any respect in right of payment to the note.

Chrysler Receivable SPV Loan

In connection with the 363 Transaction, we purchased the equity of Receivable SPV, a wholly-owned subsidiary of Old Carco, and assumed the terms of the Auto Supplier Support Program, which was established by the U.S. Treasury to ensure the payment of qualified automotive receivables to certain automotive suppliers of Old Carco. We also assumed a $1.5 billion loan facility that was previously provided by the U.S. Treasury to Receivable SPV to finance this program, which was subsequently reduced to $1.0 billion. During March 2010, we repaid the $123 million outstanding on the facility and all accrued and unpaid interest. In April 2010, the Auto Supplier Support Program expired. Refer to Note 19, Other Transactions with Related Parties, for additional information related to Receivable SPV.

Gold Key Lease

Chrysler Canada maintains our Gold Key Lease vehicle lease portfolio. The related vehicles are leased to Canadian consumers and are financed by asset-backed securitization facilities, as well as a $5.0 billion ($5.0 billion CAD) secured revolving credit facility, of which $443 million was outstanding at December 31, 2010. The asset-backed obligations are primarily satisfied out of the collections from the underlying securitized assets. In May 2010, we utilized available operating lease assets under the Gold Key Lease portfolio to borrow additional funds in the amount of $266 million under a certain asset-backed securitization facility. These funds were used to repay a portion of the amount outstanding on the secured revolving credit facility. No vehicles were added to the financing portfolio during the year ended December 31, 2010. We are currently winding down the Gold Key Lease financing program, therefore, we anticipate no additional funding will be required. Refer to Note 8, Equipment on Operating Leases, Net, for additional information related to this portfolio.

Auburn Hills Headquarters Loan

In connection with the 363 Transaction, we acquired the net operating assets of Auburn Hills Owner LLC from Old Carco. Included in the net operating assets was an $18 million cash collateral escrow account and a $225 million mortgage liability. We were required to immediately repay a portion of the outstanding obligation upon consummation of the 363 Transaction utilizing the funds held in the escrow account. In July 2009, we renegotiated the terms of the loan agreement, which included modifications to the payment terms. Accordingly, we repaid $77 million of the obligation in July 2009. The loan is secured by a mortgage on our headquarters and technology center property in Auburn Hills, Michigan and requires monthly principal payments of approximately $1 million and monthly interest payments at an annual rate of 8.0 percent. The monthly principal payments will increase to approximately $4 million effective January 2012. The loan matures in December 2013.

Mexican Development Banks Credit Facility

In July 2010, Chrysler de Mexico, S.A. de C.V. ("Chrysler de Mexico"), our principal operating subsidiary in Mexico, entered into a financing arrangement with certain Mexican development banks which provides for a 15 year amortizing term loan facility equal to the Mexican peso equivalent of $400 million. The facility was fully drawn during July 2010 and was funded in Mexican pesos. The proceeds are being used to finance capital investments and other expenditures related to the vehicle platform on which the Fiat 500 is based. Chrysler de Mexico placed certain of its assets in a special purpose trust to secure repayment of the loan, including certain receivables and property, plant and equipment. As of December 31, 2010, Chrysler de Mexico also has $41 million of cash on deposit with the trust, which is included in Other Assets in the accompanying Consolidated Balance Sheets. The loan requires compliance with certain covenants, including but not limited to, limitations on liens, incurrence of debt and asset sales.

Summary of Credit Facilities and Available Borrowings

The following presents the total credit facilities, amounts drawn (exclusive of assumed debt, additional notes, PIK interest and fair value allocations) and amounts available to be drawn as of December 31, 2010 (in millions of dollars):

	Total Credit Facility		Facility Amount Drawn		Amounts Available For Borrowing

U.S. Treasury first lien credit facilities:
Tranche B	$2,000		$2,000		$-
Tranche C	4,642		2,576		2,066	(a)

EDC credit facilities:
Tranche X	$1,211		$1,211		$-
Tranche X-2	909		355	(b)	554

Gold Key Lease credit facility	$5,009		$443		$-	(c)

Mexican development banks credit facility	$400	(d)	$400	(d)	$-

(a)	Includes $350 million which may only be used to fund potential payments to the USDART.
(b)	Represents the USD equivalent of the facility amount drawn on June 12, 2009 ($395 million CAD). As of December 31, 2010, the USD equivalent was $395 million.
(c)	We are currently winding down our Gold Key Lease financing program, therefore, no additional funding will be provided.
(d)	The credit facility was fully drawn at the Mexican peso equivalent of $400 million USD. As of December 31, 2010, the USD equivalent was $416 million.

Note 12.  Financial Liabilities

Financial liabilities consisted of the following (in millions of dollars):

	June 9, 2009
	Weighted- Average Interest Rate		Carrying Value		(c) Subject to Compromise	Not Subject to Compromise
Financial Liabilities Payable Within One Year:

First lien credit facility	4.65%		$6,808		$6,808	$-
Second lien credit facility	7.65%		1,535		1,535	-
Asset-backed notes payable - Gold Key Lease	5.75	% (a)	1,435		-	1,435
EDC credit facility	5.00%		1,124	(b)	-	1,124
Liabilities to related parties	9.81%		350		350	-
Liabilities to U.S. Treasury - Receivable SPV	5.50%		123		-	123
Liabilities from capital leases	6.79%		18		15	3
Notes and bonds	0.05%		9		-	9
Other financial obligations	6.36%		6		6	-

Total financial liabilities payable within one year			$11,408		$8,714	$2,694

	Maturity	Weighted- Average Interest Rate		Carrying Value	(c) Subject to Compromise	Not Subject to Compromise
Financial Liabilities Payable After One Year:

Liabilities to related parties	2011-2012	6.12%		$1,134	$-	$1,134
Asset-backed notes payable - Gold Key Lease	2011	5.93	% (a)	706	-	706
Liabilities from capital leases	2012-2020	6.74%		200	163	37
Notes and bonds	2012-2020	9.45%		52	29	23
Other financial obligations	2014-2024	7.76%		199	199	-

Total financial liabilities payable after one year				$2,291	$391	$1,900

Total				$13,699	$9,105	$4,594

	December 31, 2008
	Weighted- Average Interest Rate		Carrying Value
Financial Liabilities Payable Within One Year:

First lien credit facility	6.20%		$6,904
Second lien credit facility	9.20%		2,000
Asset-backed notes payable - Gold Key Lease	5.59	% (a)	1,450
Liabilities to related parties	8.53%		930
Liabilities from capital leases	6.79%		17
Other financial obligations	7.28%		7

Total financial liabilities payable within one year			$11,308

	Maturity	Weighted- Average Interest Rate		Carrying Value
Financial Liabilities Payable After One Year:

Asset-backed notes payable - Gold Key Lease	2011-2012	6.09	% (a)	$1,124
Liabilities to related party	2011-2012	8.35%		1,015
Liabilities from capital leases	2010-2020	6.74%		207
Notes and bonds	2012-2020	9.33%		51
Other financial obligations	2014-2027	7.33%		202

Total financial liabilities payable after one year				$2,599

Total				$13,907

(a)	The weighted-average interest rates include the effects of interest rate swap agreements.

(b)	The carrying value of the EDC Credit Facility includes the EDC additional note, the related discount and fluctuation in foreign exchange rates as of June 9, 2009.

(c)	As of June 9, 2009, certain financial liabilities have been classified as being subject to compromise as a result of the Chapter 11 Proceedings. See Note 11, Liabilities Subject to Compromise, for further discussion.

The carrying amounts of certain of the Company's financial obligations were reduced as a result of the allocation of fair value in connection with the Cerberus Acquisition. As of June 9, 2009 and December 31, 2008, the reduction was $69 million and $72 million, respectively, which is accreted as interest expense over the remaining period to maturity. As of June 9, 2009, aggregate annual contractual maturities of financial liabilities (excluding a $43 million discount on the EDC Credit Facility (as defined below) and the $69 million decrease related to purchase accounting from the Cerberus Acquisition) were as follows (in millions of dollars): the remainder of 2009 - $10,756; 2010 - $1,110; 2011 - $401; 2012 - $1,142; 2013 - $32 and 2014 and thereafter - $370. Included in the annual contractual maturities is $869 million, $946 million, $371 million and $1,055 million due in the remainder of 2009, 2010, 2011 and 2012, respectively, related to Gold Key Lease obligations. These obligations are primarily repaid out of collections from the related operating leases.

First and Second Lien Credit Facilities

The Company has a First Lien Credit Agreement with a syndicate of banks for a term loan facility maturing on August 3, 2013 with borrowings totaling $6.8 billion and $6.9 billion at June 9, 2009 and December 31, 2008, respectively. The lenders under the facility have a first priority security interest in substantially all tangible and intangible domestic automotive assets of the Company and its material domestic subsidiaries including, but not limited to, intellectual property, receivables, inventory, certain owned real property and all stock of the Company's direct and indirect major U.S. subsidiaries and 65% of the stock of each of its direct foreign subsidiaries.

The Company previously entered into a Second Lien Credit Agreement, with related parties of Daimler and Cerberus, which provided for a $2.0 billion term loan facility ($1.5 billion from Daimler related parties and $500 million from Cerberus related parties). The facility was fully drawn in June 2008. The lenders under the facility have a second priority security interest in substantially all tangible and intangible domestic automotive assets of the Company and its material domestic subsidiaries including, but not limited to, intellectual property, receivables, inventory, certain owned real property and all stock of the Company's direct and indirect major U.S. subsidiaries and 65% of the stock of each of its direct foreign subsidiaries.

On January 2, 2009, the First and Second Lien Credit Agreements were amended in connection with the U.S. Treasury Loan Agreement. The amendments primarily modified the borrowing base calculation, the permitted indebtedness definition to include guarantees of the U.S. Treasury Loan Agreement, as well as modified the priority of the security interest of the First and Second lien holders on certain assets of the Company and its material domestic subsidiaries.

During the first quarter of 2009, the Company obtained a waiver from certain loan parties to forgo $47 million of interest payments due under the Second Lien Credit Agreement. The interest was capitalized as additional debt on February 28, 2009.

Pursuant to the terms of the Daimler Settlement, Cerberus and Daimler agreed to forgive and extinguish debt owing under the $2.0 billion Second Lien Credit Agreement, subject to certain conditions. As explained in Note 1, Background and Nature of Operations, as a result of the Adversary Proceeding filed on August 17, 2009, Daimler informed the Debtors that it had not released its lien on the Debtors' assets and was reserving its rights with respect to its portion of the debt under the Second Lien Credit Agreement. As a result, as of June 9, 2009, approximately $1.5 billion remained outstanding under the Second Lien Credit Agreement, which matures on February 3, 2014. For the period from January 1, 2009 to June 9, 2009, the Company recorded a gain on extinguishment of debt and related accrued interest totaling $519 million on the Second Lien Credit Agreement. This gain is included in Reorganization Expense, Net in the accompanying Consolidated Statements of Operations (See Note 22, Reorganization Expense, Net).

As further discussed in Note 18, Derivative Financial Instruments and Risk Management, the Company settled its derivative instruments in May 2009. Approximately, $86 million of these derivative settlements were applied to reduce the principal balance outstanding under the First Lien Credit Agreement.

The First and Second Lien Credit Agreements require compliance with certain covenants including; a requirement that borrowings will not exceed the calculated borrowing base; limitations on dividends and distributions to subsidiaries; and restrictions on incurrence of debt, liens, asset sales and investments. At June 9, 2009 and December 31, 2008, the Company was in violation of certain affirmative covenants of the First and Second Lien Credit Agreements, as well as a covenant included in an agreement with a related party. As a result, amounts outstanding under the First and Second Lien Credit Agreements, as well as $312 million and $313 million as of June 9, 2009 and December 31, 2008, respectively, of other financial obligations to a related party are currently due and payable, and accordingly, are classified as Current Maturities of Financial Liabilities in the accompanying Consolidated Balance Sheets.

Refer to Note 23, Subsequent Events, for a discussion of subsequent events related to the First and Second Lien Credit Agreements.

Export Development Canada Credit Facility

Chrysler Canada Inc. ("Chrysler Canada"), the Company's principal operating subsidiary in Canada, entered into a loan and security agreement with the EDC ("EDC Loan Agreement") on March 30, 2009, which was subsequently amended on April 29, 2009, pursuant to which the EDC provided a $1.2 billion CAD secured term loan facility. During April and May 2009, the Company fully drew on the facility and received total cash proceeds of $995 million. As additional consideration for the borrowings, the EDC required the Company to provide senior secured notes equal to 6.67 percent of the amounts drawn on the facility as a cost of borrowing. The proceeds from the loan are to be used for general and working capital purposes. Any amounts repaid on the loan cannot be re-borrowed. The secured term loan and senior secured notes are hereinafter referred to as the "EDC Credit Facility".

The EDC has a security interest in substantially all of the tangible and intangible assets of the Company's Canadian subsidiaries. The Company provided an unsecured guarantee in support of the EDC loan.

The EDC Credit Facility requires compliance with certain covenants including, but not limited to, limitations on dividends and distributions to subsidiaries, as well as restrictions on the incurrence of debt, liens, asset sales and investments. As a result of the Chapter 11 Proceedings in April 2009, an event of default occurred under the EDC Loan Agreement. Accordingly, amounts outstanding under the EDC Credit Facility are currently due and payable at the discretion of the respective creditor, and have been classified as Current Maturities of Financial Liabilities in the accompanying Consolidated Balance Sheets.

Chrysler Receivable SPV Loan

As discussed in Note 2, Basis of Presentation, the U.S. Treasury provided Receivable SPV with a $1.5 billion loan facility for the purchase of eligible receivables from suppliers. The facility may be reduced to $1.0 billion if the aggregate borrowings under the facility are less than $1.0 billion and the U.S. Treasury elects to do so. The Receivable SPV Facility matures on the program end date, April 7, 2010. Advances under the Receivable SPV Facility bear interest at a floating per annum rate equal to the three month LIBOR rate (which will be no less than 2 percent) plus 3.5 percent and is payable monthly. Any amount repaid on the loan cannot be reborrowed. The U.S. Treasury received a contingent payment note comprised of (i) an exit fee equal to 4 percent of the ending commitment amount, and (ii) 50 percent of the residual equity of Receivable SPV at the program end date. The Company pledged its ownership interest in Receivable SPV as collateral for the obligations under the loan facility and the U.S. Treasury has a lien on all the assets of Receivable SPV. Outstanding amounts under the Receivable SPV Facility require compliance with certain covenants, including but not limited to, restrictions on the use of proceeds, as well as limitations on liens, incurrence of debt and asset sales. As a result of the Chapter 11 Proceedings in April 2009, an event of default occurred under the Receivable SPV Agreement. The Company obtained a Forbearance Letter from the U.S. Treasury that allowed the Company to continue the program while in default. As of June 9, 2009, the Company had $123 million outstanding under the facility. The Company also had a reserve of $40 million related to the exit fee included in Accrued Expenses and Other Liabilities in the accompanying Consolidated Balance Sheets as of June 9, 2009. Refer to Note 23, Subsequent Events, for subsequent events related to Receivable SPV's loan facility.

Gold Key Lease

As discussed in Note 3, Summary of Significant Accounting Policies, and Note 7, Equipment on Operating Leases, Net, the Company, through one of its Canadian subsidiaries, maintains the Gold Key Lease portfolio. These vehicles are leased to Canadian consumers and are financed by asset-backed securitization facilities, as well as a $4.5 billion ($5.0 billion CAD) secured revolving credit facility, of which $1.1 billion and $1.0 billion were outstanding at June 9, 2009 and December 31, 2008, respectively. The asset-backed obligations are satisfied only out of the collections from the underlying securitized assets. Minimal vehicles were added to the financing portfolio during the period from January 1, 2009 to June 9, 2009.

Goodwill And Other Intangible Assets	12 Months Ended	5 Months Ended
	Dec. 31, 2010	Jun. 09, 2009 Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]
Goodwill And Other Intangible Assets

Note 9.  Goodwill and Other Intangible Assets

In connection with the 363 Transaction we recorded goodwill of $1,361 million. No adjustments to the carrying amount of goodwill were recorded during the year ended December 31, 2010 and the period from June 10, 2009 to December 31, 2009. We have one operating segment, which is also our only reporting unit.

In connection with the 363 Transaction, we recognized $3,219 million of intangible assets for brand names, dealer networks, favorable operating lease contracts, patented and unpatented technology, software and other intangibles acquired from Old Carco. Also in connection with the 363 Transaction, Fiat provided rights to intellectual property which we valued at $320 million as of June 10, 2009. Our intangible assets subject to amortization primarily represent the dealer networks, intellectual property rights, patented and unpatented technology, favorable operating lease contracts and software. During the year ended December 31, 2010 and the period from June 10, 2009 to December 31, 2009, additions of $267 million and $41 million, respectively, were recognized with a weighted-average amortization period of 9 years and 5 years, respectively.

The components of other intangible assets as of December 31 were as follows (in millions of dollars):

	Range of Useful Lives (years)	2010
		Gross Carrying Amount	Accumulated Amortization	Net Intangible Assets
Brand names	Indefinite	$2,210	$-	$2,210
Dealer networks	20	392	31	361
Fiat contributed intellectual property rights	10	320	50	270
Other intellectual property rights	1 - 12	252	4	248
Patented and unpatented technology	4 - 10	208	53	155
Favorable operating lease contracts	1 - 17	209	158	51
Software and other	1 - 8	277	68	209

Total		$3,868	$364	$3,504

	Range of Useful Lives (years)	2009
		Gross Carrying Amount	Accumulated Amortization	Net Intangible Assets
Brand names	Indefinite	$2,210	$-	$2,210
Dealer networks	20	388	11	377
Fiat contributed intellectual property rights	10	320	18	302
Other intellectual property rights	4 - 6	55	-	55
Patented and unpatented technology	4 - 10	208	19	189
Favorable operating lease contracts	1 - 17	200	76	124
Software and other	1 - 8	211	24	187

Total		$3,592	$148	$3,444

The following presents the amount of intangible asset amortization expense included in the respective financial statement captions of the accompanying Consolidated Statements of Operations (in millions of dollars):

	Financial Statement Caption	Year Ended December 31, 2010	Period from June 10, 2009 to December 31, 2009
Favorable operating lease contracts	Revenues, Net	$71	$74
Patented and unpatented technology, intellectual property, software and other	Cost of Sales	115	61
Dealer networks and other	Selling, Administrative and Other Expenses	24	11

	Total	$210	$146

Based on the gross carrying amount of other intangible assets as of December 31, 2010, the estimated future amortization expense for the next five years is as follows (in millions of dollars): 2011 - $171; 2012 - $148; 2013 - $145; 2014 - $135 and 2015 - $121.

Note 8.  Goodwill and Intangible Assets, Net

The accounting guidance for goodwill requires the Company to evaluate goodwill for possible impairment at least annually or whenever changes in circumstances indicate goodwill may be impaired. If the book value of the Company's reporting unit exceeds its estimated fair value, the Company must compare the implied fair value of goodwill to its book value to determine if impairment is required. The Company completes its annual evaluation of goodwill as of July 1.

The Company completed its evaluation of goodwill as of July 1, 2008 and again in the fourth quarter of 2008 as a result of the deterioration in the Company's revenues and the ongoing volatility in the U.S. economy, in general, and in the automotive industry in particular, using a two-step process. The first step of the impairment test compared the fair value of the Automotive reporting unit to its carrying value. The fair value of the reporting unit was determined using a discounted cash flow methodology based on its projected financial results considering the deteriorating economic conditions and the weakening U.S. automotive market. The Company concluded that the carrying values of the net assets of the Automotive reporting unit exceeded the estimated fair value of the unit as of July 1, 2008 and in the fourth quarter of 2008, indicating a potential impairment. As a result, the Company proceeded to the second step of the impairment test, and performed a preliminary calculation as of July 1, 2008, of the implied fair value of goodwill by deducting the fair value of all assets and liabilities, excluding goodwill, of the Automotive reporting unit from the fair value of the unit as determined in the first step. The Company concluded that the preliminary calculation of the implied fair value of goodwill was less than the carrying value as of July 1, 2008 and recorded a non-cash goodwill impairment charge of $1,195 million during the third quarter of 2008. In the fourth quarter of 2008, the Company calculated the implied fair value of goodwill based on independent third party appraisals and determined that the implied fair value was less than the carrying value and recorded an additional non-cash goodwill impairment charge of $6,312 million during the fourth quarter of 2008 to write off the remainder of the goodwill balance. The impairment charges are included in Impairment of Goodwill in the accompanying Consolidated Statements of Operations. There were no additions or adjustments to goodwill for the period from January 1, 2009 to June 9, 2009.

Changes in the carrying amount of goodwill for the year ended December 31, 2008 were as follows (in millions of dollars):

Balance at beginning of period	$7,094

Adjustments to fair value allocations	641

Adjustments to accruals established in purchase accounting, primarily restructuring and tax	(228)

Balance before impairment charge	7,507

Impairment	(7,507)

Balance at end of period	$-

The Company completes its annual evaluation of indefinite-lived brand name intangible assets as of July 1, in accordance with the guidance for indefinite-lived intangible assets. Each brand name is its own unit of account and is therefore tested for impairment separately. An impairment loss is recognized to the extent that the carrying amount exceeds the asset's fair value. Consistent with its goodwill impairment test, the Company completed its evaluation of indefinite-lived brand name intangible assets as of July 1, 2008 and again in the fourth quarter of 2008 as a result of the deterioration in the Company's revenues. In addition, as a result of the Company's Chapter 11 Proceedings, the continuing deterioration in the Company's revenues and the ongoing volatility in the U.S. economy, in general, and in the automotive industry in particular, the Company completed an evaluation of its indefinite-lived intangible assets as of June 9, 2009.

The relief from royalty method was used to calculate the fair value of brand names. The significant assumptions used in this method included (i) royalty rates based on licensing arrangements for the use of brands and trademarks in the automotive industry and related industries and (ii) forecasted revenue for each brand name (Chrysler, Jeep, Dodge and MOPAR), considering the current economic conditions and the weakening U.S. automotive market. As a result, during the year ended December 31, 2008, the Company recorded total non-cash brand name intangible asset impairment charges of $1,749 million and $1,108 million related to the July 1, 2008 and fourth quarter 2008 evaluation dates, respectively. In addition, during the period from January 1, 2009 to June 9, 2009, the Company concluded that the carrying value of certain brand name intangible assets exceeded their estimated fair values as of June 9, 2009. Accordingly, the Company recorded a non-cash brand name intangible asset impairment charge of $844 million. The impairment charges relate to the Automotive segment and are included in Impairment of Brand Name Intangible Assets in the accompanying Consolidated Statements of Operations.

The Company's intangible assets include its indefinite-lived brand names, as well as intangible assets with finite useful lives subject to amortization. The assets subject to amortization primarily represent the dealer network, favorable purchasing arrangements and operating lease contracts, patented and unpatented technology and software. For the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, additions of $52 million and $250 million, respectively, were recognized with a weighted-average amortization period of seven years and eight years, respectively.

The components of the Company's intangible assets, which include the favorable/(unfavorable) effects of net foreign currency translations of $9 million and ($29) million as of June 9, 2009 and December 31, 2008, respectively, are summarized below (in millions of dollars):

	Range of Useful lives (years)	June 9, 2009
		Gross Carrying Amount	Accumulated Amortization	Impairment	Net Intangible Assets
Brand names	Indefinite	$2,283	$-	$844	$1,439
Dealer network	23	645	50	-	595
Patented and unpatented technology	1 – 15	234	101	-	133
Favorable operating lease contracts	5 – 18	207	175	-	32
Software and other	1 – 15	671	251	-	420

Total		$4,040	$577	$844	$2,619

	Range of Useful lives (years)	December 31, 2008
		Gross Carrying Amount	Accumulated Amortization	Impairment	Net Intangible Assets
Brand names	Indefinite	$5,141	$-	$2,857	$2,284
Dealer network	23	638	39	-	599
Patented and unpatented technology	1 – 15	234	79	-	155
Favorable operating lease contracts	5 – 18	189	141	-	48
Software and other	1 – 15	621	211	-	410

Total		$6,823	$470	$2,857	$3,496

The following presents the amount of intangible asset amortization expense included in the respective financial statement captions of the accompanying Consolidated Statements of Operations (in millions of dollars):

	Financial Statement Caption	Period from January 1, 2009 to June 9, 2009	Year Ended December 31, 2008
Favorable operating lease contracts	Revenues, net	$18	$165
Patented and unpatented technology, intellectual property, software and other	Cost of sales	62	207
Dealer network	Selling, administrative & other expenses	12	47

	Total	$92	$419

Based on the gross carrying amount of intangible assets as of June 9, 2009, the estimated future amortization expense for the next five years is as follows (in millions of dollars): remainder of 2009 - $135 ; 2010 - $175 ; 2011 - $129 ; 2012 - $87 and 2013 - $72.

Income Taxes	9 Months Ended	12 Months Ended	5 Months Ended
	Sep. 30, 2011	Dec. 31, 2010	Jun. 09, 2009 Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]
Income Taxes

Note 9. Income Taxes

For interim tax reporting, we estimate our annual effective tax rate and apply it to our year to date ordinary income (loss). The tax effect of unusual or infrequently occurring items, including changes in judgment about valuation allowances and effects of changes in tax laws or rates are reported in the interim period in which they occur. There have been no significant changes in our estimates or the provision for income taxes during the nine months ended September 30, 2011.

Chrysler Canada was assessed additional taxes for the years 1996 through August 3, 2007, by the Canada Revenue Agency ("CRA") and the Provincial Tax Authorities (together, the "Canadian Tax Authorities") related to transfer pricing adjustments. During December 2010, the Canadian Tax Authorities issued the final reassessment (the "Final Reassessment") on the Canadian transfer pricing matter, which was accepted by both Daimler AG ("Daimler") and us. Refer to our Form 10 for further discussion of the Canadian transfer pricing matter.

During the first quarter of 2011, the Canadian Tax Authorities applied $48 million of payments previously made by us against the amount owing under the Final Reassessment, which increased the amounts owed to us by Daimler related to this matter. During the first quarter of 2011, we received reimbursements from Daimler of $374 million related to payments previously made by us which had been previously applied against the Final Reassessment. In addition, Daimler made payments of $660 million to the Canadian Tax Authorities related to this matter during the first quarter of 2011. No additional amounts have been refunded to us or paid by Daimler related to this matter during the second or third quarters of 2011. As of September 30, 2011 and December 31, 2010, our tax indemnity recoverable associated with this matter was $64 million and $1.1 billion, respectively, and is included in Prepaid Expenses and Other Assets in the accompanying Condensed Consolidated Balance Sheets. The associated obligation of $64 million and $765 million as of September 30, 2011 and December 31, 2010, respectively, is included in Accrued Expenses and Other Liabilities in the accompanying Condensed Consolidated Balance Sheets. The $765 million obligation at December 31, 2010, was net of $337 million of payments that had been previously applied by the Canadian Tax Authorities against the Final Reassessment.

In addition, the $500 million CRA tax lien and the $700 million Ontario government tax lien against our Canadian manufacturing facilities and related assets, granted while the dispute was pending, were discharged during the first quarter of 2011.

As a result of the above settlements associated with the Canadian transfer pricing matter, our unrecognized tax benefits decreased during the nine months ended September 30, 2011. The following is a reconciliation of our unrecognized tax benefits (in millions of dollars):

Nine Months Ended September 30, 2011
Unrecognized tax benefits at beginning of period	$949
Settlements	(779)
Gross decreases for tax positions of prior years	(6)
Exchange rate differences	(6)

Unrecognized tax benefits at end of period	$158

Our practice is to recognize interest and penalties on uncertain tax positions in income tax expense. Accrued interest on uncertain tax positions was $22 million and $681 million at September 30, 2011 and December 31, 2010, respectively. Accrued interest decreased by $659 million during the nine months ended September 30, 2011, which consisted of a $641 million decrease attributable to settlements, a $14 million decrease attributable to reductions in interest assessments and a $4 million decrease attributable to exchange rate differences, with a corresponding decrease to the tax indemnity recoverable.

Note 13.  Income Taxes

Income (loss) before income taxes by jurisdiction was as follows (in millions of dollars):

	Year Ended December 31, 2010	Period from June 10, 2009 to December 31, 2009
United States	$(731)	$(3,990)
Foreign	218	234

Total	$(513)	$(3,756)

Total income tax expense (benefit) consisted of the following (in millions of dollars):

	Year Ended December 31, 2010	Period from June 10, 2009 to December 31, 2009
Current:
United States	$(1)	$(1)
Foreign	78	(28)
State and local	7	1

Total	84	(28)

Deferred:
Foreign	60	50
State and local	(5)	7

Total	55	57

Total	$139	$29

The significant components of deferred tax expense were as follows (in millions of dollars):

	Year Ended December 31, 2010	Period from June 10, 2009 to December 31, 2009
Deferred tax expense (exclusive of the items below)	$81	$57
Benefits of operating loss carryforwards	(21)	-
Adjustment due to changes in enacted tax rates or law	(5)	-

Total	$55	$57

Provisions are made for estimated non-U.S. income taxes, less available tax credits and deductions, which may be incurred on the future repatriation of our share of our subsidiaries' undistributed cumulative earnings which are not deemed to be permanently reinvested. U.S. income taxes or foreign withholding taxes were not provided on approximately $1.2 billion and approximately $1.3 billion, respectively, of temporary differences related to investments in foreign subsidiaries because these temporary differences are permanent in duration. This amount may become taxable upon a repatriation of assets from the subsidiaries or a sale or liquidation of the subsidiaries. There are no plans to repatriate the retained earnings from these subsidiaries, as the earnings are permanently reinvested. It is not practicable to estimate the amount of unrecognized deferred tax liability.

A reconciliation of income tax expense provided using the statutory U.S. rate of 35 percent to actual income taxes was as follows (in millions of dollars):

	Year Ended December 31, 2010	Period from June 10, 2009 to December 31, 2009
Tax benefit at U.S. statutory rate	$(180)	$(1,315)
Limited liability companies ("LLCs") loss not subject to federal or state taxes	278	1,405
Adjustment to taxes receivable	(165)	-
Valuation allowances	100	(83)
Income tax reserves	61	-
Foreign statutory rate difference	(12)	(16)
Non-deductible expenses	48	12
Tax rate change	11	-
State and local taxes, net of federal tax	2	8
Withholding taxes	3	7
Foreign currency translation	(12)	14
Other	5	(3)

Total	$139	$29

Effective income tax rate	(27)%	(1)%

For the year ended December 31, 2010, the relationship between income tax expense differs from the expected federal statutory rate of 35 percent primarily due to losses generated by our LLCs, which are disregarded for U.S. federal tax purposes, the establishment of additional Canadian income tax receivables for prior year tax refunds and increases in valuation allowances in the U.S., Canada, and other foreign jurisdictions.

For the period from June 10, 2009 to December 31, 2009, the relationship between income tax expense differs from the expected federal statutory rate of 35 percent primarily due to losses in LLCs and increases in valuation allowances in the U.S., Canada, and other foreign jurisdictions.

At December 31, 2010, we had approximately $949 million of total gross unrecognized tax benefits on uncertain tax positions. These are tax contingencies recorded, that if reversed due to a successful outcome, would favorably affect the income tax rate in future periods.

A reconciliation of unrecognized tax benefits was as follows (in millions of dollars):

	Year Ended December 31, 2010	Period from June 10, 2009 to December 31, 2009
Unrecognized tax benefits at beginning of period	$838	$803
Gross increases for tax positions of prior years	84	-
Gross decreases for tax positions of prior years	(16)	-
Exchange rate differences	43	35

Unrecognized tax benefits at end of period	$949	$838

Our practice is to recognize interest and penalties on uncertain tax positions in income tax expense. Accrued interest on uncertain tax positions was $681 million and $666 million at December 31, 2010 and 2009, respectively, of which $15 million and $75 million was recognized during the year ended December 31, 2010 and during the period from June 10, 2009 to December 31, 2009, respectively.

In connection with the 363 Transaction, we acquired a majority of the equity investments of Old Carco's direct and indirect subsidiaries and assumed liabilities for uncertain tax positions related to those subsidiaries. We file income tax returns in multiple jurisdictions and are subject to examination by taxing authorities throughout the world. Examinations by tax authorities have been completed through 2005 in both Canada and Mexico.

Prior to the 363 Transaction, Chrysler Canada was reassessed additional taxes for the years 1996 through August 3, 2007 by the Canada Revenue Agency ("CRA") and the Provincial Tax Authorities (together, the "Canadian Tax Authorities") related to transfer pricing adjustments (the "Canadian Transfer Pricing Reassessment"). Old Carco disputed the Canadian Transfer Pricing Reassessment and requested that the matter be reviewed by the Canadian and U.S. Competent Authorities, which we collectively refer to as Competent Authorities. Competent Authorities interpret the treaty in force to achieve the effect of eliminating double taxation.

Prior to the 363 Transaction, Chrysler Canada was required to provide the Canadian Tax Authorities a deposit or security interest while the dispute was pending and until the amounts owing under the Canadian Transfer Pricing Reassessment had been fully paid. As a result, Chrysler Canada granted a lien against its Canadian manufacturing facilities and related assets in the principal amount of $500 million in favor of the CRA and $700 million in favor of the Ontario government, both of which are subordinated to the working capital loans received from the EDC.

In accordance with the terms of the June 3, 2009, tax settlement agreement between CG Investment Group LLC, Chrysler Holding, Old Carco and an affiliate of Daimler AG ("Daimler"), which was subsequently assigned to and assumed by us in connection with the 363 Transaction, Daimler agreed to indemnify us against specific tax liabilities, including the related penalties and interest, for specific tax matters arising prior to August 3, 2007, including the Canadian Transfer Pricing Reassessment. As a result, we recorded a $1.3 billion tax indemnity recoverable as of June 10, 2009, which increased to $1.4 billion as of December 31, 2009, primarily due to additional accrued interest. The indemnity recoverable is included in Prepaid Expenses and Other Assets in the accompanying Consolidated Balance Sheets.

In addition, the above tax agreement also required Daimler, upon a resolution by the Competent Authorities, to reimburse us for any taxes paid or refunds applied to the Canadian Transfer Pricing Reassessment. During June 2010, Daimler accepted the Canadian and U.S. Competent Authority settlement proposal ("Competent Authority Settlement") on the transfer pricing matter. Accordingly, in June 2010, we received a $377 million reimbursement from Daimler. The reimbursement was a result of $372 million of Canadian goods and services tax refunds and $5 million of the Province of Alberta income tax refunds being applied against the Canadian Transfer Pricing Reassessment in 2009.

During December 2010, the Canadian Tax Authorities issued the final reassessment ("Final Reassessment") with respect to the Competent Authority Settlement, which was accepted by both Daimler and us. The Final Reassessment resulted in $1.5 billion of additional taxes and interest associated with this matter payable to the Canadian Tax Authorities. The Canadian Tax Authorities applied $714 million of payments previously made by us against the amount owing under the Final Reassessment. As noted above, $377 million of these payments have been reimbursed by Daimler and we anticipate the remaining $337 million will be reimbursed by Daimler during 2011. We also anticipate that during 2011, Daimler will make all payments to settle the net amount owing to the Canadian Tax Authorities under the Final Reassessment. As of December 31, 2010, our tax indemnity recoverable associated with this matter was $1.1 billion and is included in Prepaid Expenses and Other Assets in the accompanying Consolidated Balance Sheets. The associated obligation of $765 million, which is net of $337 million of payments referred to above, is included in Accrued Expenses and Other Liabilities in the accompanying Consolidated Balance Sheets as of December 31, 2010.

Refer to Note 24, Subsequent Events, for additional information regarding events that have occurred subsequent to December 31, 2010 related to this matter.

Deferred tax assets and liabilities result from differences between assets and liabilities measured for financial reporting purposes and those measured for income tax return purposes. The significant components of deferred tax assets and liabilities as of December 31 were as follows (in millions of dollars):

	2010		2009
	Deferred Tax Assets	Deferred Tax Liabilities	Deferred Tax Assets	Deferred Tax Liabilities
Accrued expenses	$523	$-	$402	$-
Postretirement health care and life insurance benefits	409	-	379	-
Property, plant and equipment	2	362	1	361
Pension liabilities and intangible assets	109	-	147	-
Foreign net operating loss ("NOL") carry forwards	81	-	49	-
State and local taxes, including state NOL	60	24	71	29
Tax credit carry forwards	59	-	107	-
Lease transactions	-	6	-	-
Other	49	135	126	136

	1,292	527	1,282	526
Valuation allowance	(852)	-	(801)	-

Total	$440	$527	$481	$526

Deferred tax assets included the following tax credit and NOL carry forwards as of December 31 (in millions of dollars):

		2010		2009
	Expiration	Deferred Tax Asset	Valuation Allowance	Deferred Tax Asset	Valuation Allowance
Tax credit carry forwards:
Canada	2014 - 2029	$6	$(6)	$55	$(55)
Mexico	2011 - 2017	52	(38)	52	(39)
Other Foreign	Indefinite	1	(1)	-	-

Total		$59	$(45)	$107	$(94)

NOL carry forwards:
U.S. NOLs, net	2029	$18	$(18)	$25	$(25)
Foreign NOLs, net
Germany	Indefinite	19	(19)	19	(19)
Mexico	2017 - 2020	32	(32)	27	(27)
Other	2012 - 2014	19	(19)	-	-
	Indefinite	11	(11)	3	(3)

Total		$99	$(99)	$74	$(74)

A valuation allowance on deferred tax assets is required if, based on the available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon our ability to generate sufficient taxable income during the carry back or carry forward periods applicable in each applicable tax jurisdiction. In assessing the realizability of deferred tax assets, we consider both positive and negative evidence. Concluding that a valuation allowance is not required is difficult when there is absence of positive evidence and significant negative evidence which is objective and verifiable, such as cumulative losses in recent years.

We concluded that the lack of positive evidence in combination with the negative, objective evidence of the uncertainty of the near-term outlook for the North American automotive industry, financial markets and projected future taxable income were significant and outweighed other factors. Accordingly, for the year ended December 31, 2010 and for the period from June 10, 2009 to December 31, 2009, the valuation allowance on deferred tax assets increased by $51 million and $72 million, respectively, to reflect the valuation allowance on the net deferred tax assets related to our foreign operations and domestic state operations. Our net deferred tax assets are primarily related to our foreign operations, which are highly dependent on U.S. sourced taxable income.

Note 14.  Income Taxes

Income (loss) before income taxes by jurisdiction was as follows (in millions of dollars):

	Period from January 1, 2009 to June 9, 2009	Year Ended December 31, 2008
United States	$(3,663)	$(16,354)
Foreign	(1,079)	300

Total	$(4,742)	$(16,054)

Total income tax expense (benefit) for the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, consisted of the following (in millions of dollars):

	Period from January 1, 2009 to June 9, 2009	Year Ended December 31, 2008
Current:
United States	$(207)	$59
Foreign	(121)	71
State and local	1	4

	(327)	134

Deferred:
United States	6	27
Foreign	10	626
State and local	(6)	3

	10	656

Total	$(317)	790

The significant components of deferred tax expense were as follows (in millions of dollars):

	Period from January 1, 2009 to June 9, 2009	Year Ended December 31, 2008
Deferred tax expense (exclusive of the items below)	$19	$73
Increase to beginning-of-the-year valuation allowances	-	594
Adjustments due to changes in enacted tax rates or law	(9)	(11)

Total	$10	$656

The Company does not provide for U.S. income taxes or foreign withholding taxes on approximately $1.3 billion and $2.1 billion, respectively, of temporary differences related to investments in foreign subsidiaries because these temporary differences are essentially permanent in duration. This amount may become taxable upon a repatriation of assets from the subsidiaries or a sale or liquidation of the subsidiaries. It is not practicable to estimate the amount of unrecognized deferred tax liability.

A reconciliation of income tax expense provided using the statutory U.S. rate of 35 percent to actual income taxes provided was as follows (in millions of dollars):

	Period from January 1, 2009 to June 9, 2009	Year Ended December 31, 2008
Tax benefit at U.S. statutory rate	$(1,660)	$(5,619)
Limited liability companies ("LLCs") loss not subject to federal or state taxes	1,328	5,623
Increase in tax indemnity	(196)	-
Valuation allowances	118	703
Adjustment to taxes receivable	78	-
Federal and foreign tax reserves, principally interest	12	(6)
Foreign currency translation	24	69
Other	(21)	20

Total	$(317)	$790

Effective income tax rate	7%	(5%)

For the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, the relationship between income tax expense (benefit) differs from the expected federal statutory rate primarily due to losses in limited liability companies, which are disregarded for U.S. federal tax purposes, and by changes in valuation allowances in the U.S. federal, Canada, and other foreign jurisdictions.

At June 9, 2009 and December 31, 2008, the Company had approximately $1,077 million and $1,015 million of total gross unrecognized tax benefits. Of this total, $894 million and $832 million at June 9, 2009 and December 31, 2008, respectively, represent the amount of unrecognized tax benefits that, if reversed due to a successful outcome, would favorably affect the income tax rate in future periods.

A reconciliation of unrecognized tax benefits was as follows (in millions of dollars):

	Period from January 1, 2009 to June 9, 2009	Year Ended December 31, 2008
Unrecognized tax benefits at beginning of period	$1,015	$1,105
Gross increases for tax positions of prior years	59	12
Gross decreases for tax positions of prior years	(46)	(48)
Settlements	(1)	6
Exchange rate differences	50	(60)

Unrecognized tax benefits at end of period	$1,077	$1,015

The Company files income tax returns in multiple jurisdictions and is subject to examination by taxing authorities throughout the world. Examinations by tax authorities have been completed through 1998 in the United States, 1995 in Canada and 2001 in Mexico.

The Company's continuing practice is to recognize interest and penalties on uncertain tax positions in income tax expense (benefit). Accrued interest on uncertain tax positions was $562 million and $552 million at June 9, 2009 and December 31, 2008, respectively.

The Company's Canadian subsidiary has been reassessed additional taxes for the years 1996 through 1999 by the Canada Revenue Agency ("CRA") and the Provincial Tax Authorities which it is currently disputing. The tax authorities require a combined deposit or security interest of approximately $1.2 billion while the dispute is pending. No payments have been made, however, the Company's Canadian subsidiary has granted a lien against the Canadian manufacturing facilities and related assets in the principal amount of approximately $1.0 billion in favor of the CRA and Ontario Provincial Tax Authorities. Approximately $453 million of this lien is in favor of the Ontario government and is subordinated to the working capital loans received from the EDC. In addition, there are unclaimed goods and services tax credits in the amount of $359 million the CRA has set off against the amount owing. The Company's Canadian subsidiary has submitted requests for U.S. and Canadian Competent Authority assistance on the transfer pricing matter. Competent Authorities interpret the treaty in force to achieve the effect of eliminating double taxation.

On April 17, 2009, the Company, Holding and Daimler signed a binding agreement related to the settlement of a majority of the outstanding tax issues between the parties. In accordance with the agreement, Daimler would have no indemnity obligations to the Company or Holding for taxes other than for those associated with Canadian income tax disputes between the Company and the CRA for taxable periods ending on or before August 3, 2007, various IRS audit issue obligations arising prior to August 3, 2007 and other less significant Daimler tax obligations. On June 3, 2009, the Company and certain of its subsidiaries entered into an agreement with Holding and Daimler which modified the above tax agreement to resolve certain issues raised in connection with the Canadian income tax dispute. In addition, Daimler waived its right to certain tax refunds for periods prior to August 3, 2007. As a result, in June 2009, the Company recognized a reduction in income tax expense of $196 million and a corresponding increase in the amount of the tax indemnity. In connection with the Fiat Transaction, these agreements were subsequently assigned to and assumed by New Chrysler. As of June 9, 2009 and December 31, 2008, the tax indemnity receivable was $1.3 billion and $1.1 billion, respectively. The Company's assessment of the tax liability related to the above noted transfer pricing matter is fully indemnified by Daimler and is included in this tax indemnity receivable. However, Daimler has indicated it will not settle the indemnity until the ultimate determination of the transfer pricing matter has been resolved. Refer to Note 19, Other Transactions with Related Parties, for additional information related to this matter.

Deferred tax assets and liabilities result from differences between assets and liabilities measured for financial reporting purposes and those measured for income tax return purposes. The significant components of deferred tax assets and liabilities were as follows (in millions of dollars):

	June 9, 2009		December 31, 2008
	Deferred Tax Assets	Deferred Tax Liabilities	Deferred Tax Assets	Deferred Tax Liabilities
Accrued expenses	$708	$-	$672	$-
Postretirement health care and life insurance benefits	476	-	410	-
Property, plant and equipment	26	420	18	327
Net operating loss ("NOL") carry forwards	132	-	62	-
Pension liabilities and intangible assets	-	106	-	127
Tax credit carry forwards	84	-	115	-
State and local taxes	60	-	45	-
Other	82	131	193	121

	1,568	657	1,515	575
Valuation allowance	(935)	-	(934)	-

Total	$633	$657	$581	$575

Tax credit and NOL carry forwards included the following (in millions of dollars):

		June 9, 2009		December 31, 2008
	Expiration	Deferred Tax Asset	Valuation Allowance	Deferred Tax Asset	Valuation Allowance
Tax credit carry forwards:
U.S. general business tax credits	2022-2024	$3	$3	$3	$3
U.S. foreign tax credits	2012-2018	33	15	37	19
Foreign subsidiary tax credits	2011-2018	32	32	75	62
Foreign subsidiary tax credits	Indefinite	16	3	-	-

	Total	$84	$53	$115	$84

NOL carry forwards:
U.S. NOLs (net)	2026-2029	$105	$73	$53	$51
Foreign NOLs (net)	Indefinite	27	27	9	9

	Total	$132	$100	$62	$60

A valuation allowance on deferred tax assets is required if, based on the available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the Company's ability to generate sufficient taxable income during the carry back or carry forward periods applicable in each applicable tax jurisdiction. In assessing the realizability of deferred tax assets, the Company considers both positive and negative evidence. Concluding that a valuation allowance is not required is difficult when there is absence of positive evidence and significant negative evidence which is objective and verifiable, such as cumulative losses in recent years.

The Company's net deferred tax assets are primarily related to its foreign operations, which are highly dependent on U.S. sourced taxable income. The Company concluded that the lack of positive evidence in combination with the negative, objective evidence of the uncertainty of the near-term outlook for the North American automotive industry and financial markets, were significant and outweighed other factors. Accordingly, for the year ended December 31, 2008, the valuation allowance on deferred tax assets increased by $802 million, to reflect the valuation allowance on the net deferred tax assets related to the foreign operations and certain taxable U.S. corporations. For the period from January 1, 2009 to June 9, 2009, the valuation allowance on deferred tax assets increased minimally.

The remaining deferred tax assets that are recognized as of June 9, 2009, represent the Company's assessment that it is more likely than not that it will be able to generate future taxable income to offset deferred tax assets through the use of loss carry backs in Canada and the U.S.

Commitments, Contingencies And Concentrations	9 Months Ended	12 Months Ended	5 Months Ended
	Sep. 30, 2011	Dec. 31, 2010	Jun. 09, 2009 Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]
Commitments, Contingencies And Concentrations

Note 10. Commitments, Contingencies and Concentrations

Litigation

Various legal proceedings, claims and governmental investigations are pending against us on a wide range of topics, including vehicle safety; emissions and fuel economy; dealer, supplier and other contractual relationships; intellectual property rights; product warranties and environmental matters. Some of these proceedings allege defects in specific component parts or systems (including airbags, seats, seat belts, brakes, ball joints, transmissions, engines and fuel systems) in various vehicle models or allege general design defects relating to vehicle handling and stability, sudden unintended movement or crashworthiness. These proceedings seek recovery for damage to property, personal injuries or wrongful death, and in some cases include a claim for exemplary or punitive damages. Adverse decisions in one or more of these proceedings could require us to pay substantial damages, or undertake service actions, recall campaigns or other costly actions.

Litigation is subject to many uncertainties, and the outcome of individual matters is not predictable with assurance. We establish an accrual in connection with pending or threatened litigation if a loss is probable and can be reasonably estimated. Since these accruals represent estimates, it is reasonably possible that the resolution of some of these matters could require us to make payments in excess of the amounts accrued. It is also reasonably possible that the resolution of some of the matters for which accruals could not be made may require us to make payments in an amount or range of amounts that could not be reasonably estimated at September 30, 2011.

The term "reasonably possible" is used herein to mean that the chance of a future transaction or event occurring is more than remote but less than likely. Although the final resolution of any such matters could have a material effect on our operating results for the particular reporting period in which an adjustment of the estimated reserve is recorded, we believe that any resulting adjustment would not materially affect our consolidated financial position or cash flows.

More than 80 purported class action lawsuits alleging violations of antitrust law were filed on various dates in 2003 against several motor vehicle manufacturers, including Chrysler Canada, as well as the National Automobile Dealers Association and the Canadian Automobile Dealers Association. Some complaints were filed in federal courts in various states and others were filed in state courts. The complaints allege that the defendants conspired to prevent the sale to U.S. consumers of vehicles sold by dealers in Canada in order to maintain new car prices at artificially high levels in the U.S. The complaints seek injunctive relief and treble damages on behalf of each person who bought or leased a new vehicle in the U.S. between 2001 and 2003. The federal court actions were consolidated in the U.S. District Court for the District of Maine and, in July 2009, the District Court granted the defendants' motion for summary judgment. Chrysler Canada remains a defendant in four of the pending state court actions. In addition, Chrysler Canada is a defendant in a purported class action lawsuit filed in the Ontario Superior Court of Justice in September 2007 that claims that a similar alleged conspiracy was preventing lower cost U.S. vehicles from being sold to Canadians.

We previously disclosed that 400 dealers had initiated arbitration proceedings against us related to the termination of their dealership franchise agreements by Old Carco in connection with the 363 Transaction. Nearly all of these matters are resolved, and we believe that the 13 pending post-arbitration matters in federal and state court constitute ordinary and routine litigation incidental to our business.

Environmental Matters

We are subject to potential liability under government regulations and various claims and legal actions that are pending or may be asserted against us concerning environmental matters. Estimates of future costs of such environmental matters are inevitably imprecise due to numerous uncertainties, including the enactment of new laws and regulations, the development and application of new technologies, the identification of new sites for which we may have remediation responsibility and the apportionment and collectability of remediation costs among responsible parties. We establish reserves for these environmental matters when a loss is probable and reasonably estimable. It is reasonably possible that the final resolution of some of these matters may require us to make expenditures, in excess of established reserves, over an extended period of time and in a range of amounts that cannot be reasonably estimated. Although the final resolution of any such matters could have a material effect on our operating results for the particular reporting period in which an adjustment of the estimated reserve is recorded, we believe that any resulting adjustment would not materially affect our consolidated financial position or cash flows.

Voluntary Service Actions and Recall Actions

We periodically initiate voluntary service and recall actions to address various customer satisfaction, safety and emissions issues related to vehicles we sell. We establish reserves for product warranty obligations, including the estimated cost of these service and recall actions, when the related sale is recognized. Refer to Note 7, Accrued Expenses and Other Liabilities, for additional information. The estimated future costs of these actions are based primarily on historical claims experience for our vehicles. Estimates of the future costs of these actions are inevitably imprecise due to numerous uncertainties, including the enactment of new laws and regulations, the number of vehicles affected by a service or recall action and the nature of the corrective action that may result in adjustments to the established reserves. It is reasonably possible that the ultimate cost of these service and recall actions may require us to make expenditures in excess of established reserves, over an extended period of time and in a range of amounts that cannot be reasonably estimated. Although the ultimate cost of these service and recall actions could have a material effect on our operating results for the particular reporting period in which an adjustment of the estimated reserve is recorded, we believe that any such adjustment would not materially affect our consolidated financial position or cash flows.

Restricted Cash

Restricted cash, which includes cash equivalents, was $386 million at September 30, 2011 and represents amounts held on deposit or otherwise pledged to secure our obligations under various commercial agreements guaranteed by Daimler ($263 million), foreign exchange and commodity hedge contracts ($31 million), as well as standby letters of credit and other contractual agreements ($92 million). In January 2011, $167 million of collateral associated with the Gold Key Lease portfolio was released and was used to repay an equivalent amount outstanding on the Gold Key Lease credit facility.

Concentrations

Suppliers

Although we have not experienced any significant deterioration in our annual production volumes as a result of materials or parts shortages, we have from time to time experienced short term interruptions and variability in quarterly production schedules as a result of temporary supply constraints or disruptions in raw materials, parts and components as a result of natural disasters. Additionally, we regularly source systems, components, parts, equipment and tooling from a sole provider or limited number of providers. Therefore, we are at risk for production delays and losses should any supplier fail to deliver goods and services on time. We continuously work with our suppliers to monitor potential shortages and to mitigate the effects of any emerging shortages on our production volumes and revenues.

Employees

In the U.S. and Canada combined, most of our hourly employees and approximately one-quarter of our salaried employees were represented by unions under collective bargaining agreements, which represented 64 percent of our total workforce as of September 30, 2011. The UAW and the National Automobile, Aerospace, Transportation and General Workers Union of Canada ("CAW"), represent substantially all of these represented employees in the U.S. and Canada, respectively.

Our collective bargaining agreement with the CAW expires in September 2012. On October 26, 2011, the UAW ratified a new four-year national collective bargaining agreement. The new agreement expires in September 2015. Refer to Note 18, Subsequent Events, of our accompanying condensed consolidated financial statements for additional information regarding our collective bargaining agreement with the UAW.

Other Matters

Ally MTA

Prior to May 2011, we were a party to the Ally MTA between the U.S. Treasury, Ally and U.S. Dealer Automotive Receivables Transitions LLC ("USDART"). The Ally MTA provided for a risk sharing arrangement, in which USDART would reimburse Ally for qualifying losses on loans with third party Chrysler dealerships issued prior to November 21, 2009. On May 19, 2011, all parties mutually agreed to terminate the Ally MTA. Under the terms of the agreement, $96 million, which represented the remaining balance of a previous advance to USDART, was transferred to us. In addition, under the terms of the U.S. Treasury first lien credit agreement, amounts outstanding under that agreement were reduced by $4 million, the amount of qualifying losses incurred by Ally through April 2011.

In connection with the termination of the Ally MTA, we agreed to reimburse Ally for any future qualifying losses incurred through May 2013. As of September 30, 2011, our maximum potential obligation for future payments required to be made to Ally under this guarantee was approximately $6 million and was based on the aggregate principal amount of qualifying dealer loans outstanding. The fair value of our reimbursement obligation was less than $0.1 million at September 30, 2011, which considers both the likelihood that the triggering events will occur and the estimated payment that would be made to reimburse Ally for qualifying loan losses.

Ally Auto Finance Operating Agreement and Repurchase Obligations

In accordance with the terms of the Ally Auto Finance Operating Agreement ("Ally Agreement"), Ally provides wholesale and retail financing to our dealers and retail customers in the U.S., Canada and Mexico in accordance with its usual and customary lending standards. We subsidize interest rates or cash payments required at the inception of the financing arrangement, as a customer incentive, a practice known as "subvention." Our agreement with Ally is not exclusive. Ally provides consumer and dealer financing to other manufacturers and our dealers and retail customers obtain financing, including some subvented financing, from other financing sources. Under the agreement, however, we must offer all subvention programs to Ally, and we are required to ensure that Ally finances a specified minimum percentage of the vehicles we sell in North America under rate subvention programs in which it elects to participate. We may, from time to time, offer lease products to retail customers through Ally, but Ally is not obligated to offer lease products. Under the Ally Agreement, we are required to repurchase Ally-financed dealer inventory, upon certain triggering events and with certain exceptions, in the event of an actual or constructive termination of a dealer's franchise agreement (including in certain circumstances when Ally forecloses on all assets of a dealer securing financing provided by Ally). These obligations exclude vehicles that have been damaged or altered, that are missing equipment or that have excessive mileage or an original invoice date that is more than one year prior to the repurchase date.

As of September 30, 2011, the maximum potential amount of future payments required to be made to Ally under this guarantee was approximately $6.8 billion and was based on the aggregate repurchase value of eligible vehicles financed by Ally in our U.S. and Canadian dealer stock. If vehicles are required to be repurchased under this arrangement, the total exposure would be reduced to the extent the vehicles are able to be resold to another dealer. The fair value of the guarantee was less than $0.1 million at September 30, 2011, which considers both the likelihood that the triggering events will occur and the estimated payment that would be made net of the estimated value of inventory that would be reacquired upon the occurrence of such events. The estimate reflects our actual experience.

The Ally Agreement is effective through April 30, 2013, with automatic one-year renewals unless either party elects not to renew.

Other Guarantees

As of September 30, 2011, we had additional guaranteed obligations of others with maximum exposures of $21 million, of which $12 million has been accrued.

Note 14.  Commitments, Contingencies and Concentrations

Litigation

Various legal proceedings, claims and governmental investigations are pending against us on a wide range of topics, including vehicle safety; emissions and fuel economy; dealer, supplier and other contractual relationships; intellectual property rights; product warranties and environmental matters. Some of these proceedings allege defects in specific component parts or systems (including airbags, seats, seat belts, brakes, ball joints, transmissions, engines and fuel systems) in various vehicle models or allege general design defects relating to vehicle handling and stability, sudden unintended movement or crashworthiness. These proceedings seek recovery for damage to property, personal injuries or wrongful death and in some cases include a claim for exemplary or punitive damages. Adverse decisions in one or more of these proceedings could require us to pay substantial damages, or undertake service actions, recall campaigns or other costly actions.

Litigation is subject to many uncertainties, and the outcome of individual matters is not predictable with assurance. We establish an accrual in connection with pending or threatened litigation if a loss is probable and can be reasonably estimated. Since these accruals represent estimates, it is reasonably possible that the resolution of some of these matters could require us to make payments in excess of the amounts accrued. It is also reasonably possible that the resolution of some of the matters for which accruals could not be made may require us to make payments in an amount or range of amounts that could not be reasonably estimated at December 31, 2010. The term "reasonably possible" is used herein to mean that the chance of a future transaction or event occurring is more than remote but less than likely. Although the final resolution of any such matters could have a material effect on our operating results for the particular reporting period in which an adjustment of the estimated reserve is recorded, we believe that any resulting adjustment would not materially affect our consolidated financial position or cash flows.

More than 80 purported class action lawsuits alleging violations of antitrust law were filed on various dates in 2003 against several motor vehicle manufacturers, including Chrysler Canada, as well as the National Automobile Dealers Association and the Canadian Automobile Dealers Association. Some complaints were filed in federal courts in various states and others were filed in state courts. The complaints allege that the defendants conspired to prevent the sale to U.S. consumers of vehicles sold by dealers in Canada in order to maintain new car prices at artificially high levels in the U.S. The complaints seek injunctive relief and treble damages on behalf of each person who bought or leased a new vehicle in the U.S. since January 1, 2001. The federal court actions were consolidated in the U.S. District Court for the District of Maine and, in July 2009, the District Court granted the defendants' motion for summary judgment. Chrysler Canada remains a defendant in four of the pending state court actions. In addition, Chrysler Canada is a defendant in a purported class action filed in the Ontario Superior Court of Justice in September 2007 that claims that a similar alleged conspiracy was preventing lower-cost U.S. vehicles from being sold to Canadians.

In December 2009, the U.S. Congress passed legislation allowing 789 automotive dealers, whose dealership franchise agreements were rejected by Old Carco in connection with the 363 Transaction, to commence binding arbitration to determine whether or not the rejected dealerships should be added to our dealer network. The legislation provides that a prevailing dealer is entitled to a letter of intent for a franchise agreement with us which will require the rejected dealer to satisfy certain customary criteria. It does not provide for payment of monetary damages. Approximately 400 of those rejected dealers filed for arbitration, which proceedings have now concluded with most arbitrations having been either withdrawn, settled or decided in our favor. Litigation is pending in several federal and state courts with 18 dealers that prevailed in arbitration regarding the terms of their letters of intent and/or whether federal law preempts the state law rights of existing dealers to block us from granting a franchise to a rejected dealer for a location within a certain proximity to an existing dealer.

Environmental Matters

We are subject to potential liability under government regulations and various claims and legal actions that are pending or may be asserted against us concerning environmental matters. Estimates of future costs of such environmental matters are inevitably imprecise due to numerous uncertainties, including the enactment of new laws and regulations, the development and application of new technologies, the identification of new sites for which we may have remediation responsibility and the apportionment and collectability of remediation costs among responsible parties. We establish reserves for these environmental matters when a loss is probable and reasonably estimable. It is reasonably possible that the final resolution of some of these matters may require us to make expenditures, in excess of established reserves, over an extended period of time and in a range of amounts that cannot be reasonably estimated. Although the final resolution of any such matters could have a material effect on our operating results for the particular reporting period in which an adjustment of the estimated reserve is recorded, we believe that any resulting adjustment would not materially affect our consolidated financial position or cash flows.

Voluntary Service Actions and Recall Actions

We periodically initiate voluntary service and recall actions to address various customer satisfaction, safety and emissions issues related to vehicles we sell. We establish reserves for product warranty obligations, including the estimated cost of these service and recall actions, when the related sale is recognized. Refer to Note 11, Accrued Expenses and Other Liabilities for additional information. The estimated future costs of these actions are based primarily on historical claims experience for our vehicles. Estimates of the future costs of these actions are inevitably imprecise due to numerous uncertainties, including the enactment of new laws and regulations, the number of vehicles affected by a service or recall action and the nature of the corrective action that may result in adjustments to the established reserves. It is reasonably possible that the ultimate cost of these service and recall actions may require us to make expenditures in excess of established reserves, over an extended period of time and in a range of amounts that cannot be reasonably estimated. Although the ultimate cost of these service and recall actions could have a material effect on our operating results for the particular reporting period in which an adjustment of the estimated reserve is recorded, we believe that any such adjustment would not materially affect our consolidated financial position or cash flows.

Commercial Commitments

Several major tier one and other automotive suppliers have initiated bankruptcy proceedings, recently emerged from bankruptcy or are having short-term liquidity constraints due to the lack of available credit and reduced production volumes from vehicle manufacturers. In certain circumstances, we have provided financial support to such suppliers to avoid prolonged interruptions in the supply of components to us. Financial support includes, but is not limited to, parts re-pricing, debtor-in-possession loans, bridge loans, inventory financing and capital expenditure advances. In addition to parts re-pricing actions, we have recorded charges of approximately $65 million and $170 million for financing support to suppliers for the year ended December 31, 2010 and for the period from June 10, 2009 to December 31, 2009, respectively, which are included in Cost of Sales in the accompanying Consolidated Statements of Operations.

Restricted Cash

Restricted cash, which includes cash equivalents, was $671 million at December 31, 2010 and represents amounts held on deposit or otherwise pledged to secure our obligations under various commercial agreements guaranteed by Daimler ($263 million), the Gold Key Lease portfolio ($172 million), foreign exchange and commodity hedge contracts ($116 million), as well as standby letters of credit and other agreements ($120 million).

Concentrations

Employees

In the U.S. and Canada combined, most of the hourly employees and approximately one-quarter of the salaried employees were represented by unions, which represented approximately 61 percent of our total workforce as of December 31, 2010. Substantially all of the hourly represented employees were represented by the UAW or the CAW.

On June 10, 2009, and in connection with the 363 Transaction, we assumed a four-year collective bargaining agreement between Old Carco and the UAW, as well as a three-year collective bargaining agreement and a 2009 Addendum Agreement to the 2008 Production and Maintenance Agreement between Old Carco and the CAW. The UAW and CAW agreements expire in September 2011 and September 2012, respectively.

Other Matters

Ally MTA

In connection with the 363 Transaction, we replaced Old Carco as a party to the Ally MTA between Old Carco, U.S. Treasury, Ally and USDART. The Ally MTA provides for a risk sharing arrangement, in which USDART will reimburse Ally for a majority of certain qualifying losses on loans with third party Chrysler dealerships issued prior to November 21, 2009. Previously, Old Carco provided $600 million to USDART to cover these losses. On June 10, 2009, and in accordance with the Ally MTA, $500 million of these advances were transferred from USDART to us. The unused portion of the remaining $100 million advance to USDART will be transferred to us upon conclusion of the Ally MTA. The Ally MTA will terminate no earlier than 2013 unless all parties mutually agree to terminate the contract at an earlier date. As of December 31, 2010 and 2009, $96 million and $100 million, respectively, of the advance is included in Advances to Related Parties and Other Financial Assets in the accompanying Consolidated Balance Sheets. At December 31, 2010, $4 million is included in Prepaid Expenses and Other Assets in the accompanying Consolidated Balance Sheets and represents qualifying loan losses incurred by Ally to date, which will reduce our Tranche C Commitment at the conclusion of the Ally MTA. Refer to Note 4, Variable Interest Entities, and Note 12, Financial Liabilities, for additional information related to USDART and the Ally risk sharing arrangement.

Ally Auto Finance Operating Agreement and Repurchase Obligations

In accordance with the terms of the Ally Auto Finance Operating Agreement, Ally provides wholesale and retail financing to our dealers and retail customers in the U.S., Canada and Mexico in accordance with its usual and customary lending standards. We subsidize interest rates or cash payments required at the inception of the financing arrangement, as a customer incentive, a practice known as "subvention." Our agreement with Ally is not exclusive. Ally provides consumer and dealer financing to other manufacturers and our dealers and retail customers obtain financing, including some subvented financing from other financing sources. Under the agreement, however, we must offer all subvention programs to Ally, and we are required to ensure that Ally finances a specified minimum percentage of the units we sell in North America under rate subvention programs in which it elects to participate. We may, from time to time, offer lease products to retail customers through Ally, but Ally is not obligated to offer lease products. We have also agreed to repurchase certain Ally financed inventory upon certain triggering events. Under the Ally agreement, we are required to repurchase Ally-financed inventory, with certain exceptions, in the event of an actual or constructive termination of a dealer's franchise agreement (including in certain circumstances when Ally forecloses on all assets of a dealer securing financing provided by Ally). These obligations exclude vehicles that have been damaged or altered, that are missing equipment or that have excessive mileage or that have an original invoice date that is more than one year prior to the repurchase date.

As of December 31, 2010, the maximum potential amount of future payments required to be made to Ally under this guarantee is approximately $5.2 billion and is based on the aggregate repurchase value of eligible vehicles financed by Ally in our U.S. dealer stock. If vehicles are required to be repurchased under this arrangement, the total exposure would be reduced to the extent the vehicles are able to be resold to another dealer. The fair value of the guarantee was less than $1 million at December 31, 2010, which considers both the likelihood that the triggering events will occur and the estimated payment that would be made net of the estimated value of inventory that would be reacquired upon the occurrence of such events. This estimate reflects our actual experience.

The Auto Finance Operating Agreement extends through April 30, 2013, with automatic one-year renewals unless either party elects not to renew. Refer to Note 12, Financial Liabilities, for additional information regarding our relationship with Ally.

Other Guarantees

As of December 31, 2010, we had additional guaranteed obligations of others with maximum exposures of $37 million, of which $10 million has been accrued for.

Arrangements with Key Suppliers

From time to time in the ordinary course of our business, we enter into various arrangements with key suppliers in order to establish strategic and technological advantages. A limited number of these arrangements contain unconditional purchase obligations to purchase a fixed or minimum quantity of goods and/or services with fixed and determinable price provisions. Purchases under these obligations were $295 million and $95 million, respectively, for the year ended December 31, 2010 and for the period from June 10, 2009 to December 31, 2009. Future obligations under these contracts as of December 31, 2010 were as follows (in millions of dollars): 2011 - $286; 2012 - $313; 2013 - $154; 2014 - $75; 2015 - $7; 2016 and thereafter - $3.

Additionally, we also enter into similar arrangements containing unconditional purchase obligations to purchase a minimum quantity of goods for which pricing is variable, and therefore do not have fixed and determinable future payment streams. Under these arrangements we are obligated to make payments or receive reimbursements if our purchase volumes are outside a specified range of values. Purchases under these obligations were $116 million and $50 million, respectively, for the year ended December 31, 2010 and for the period from June 10, 2009 to December 31, 2009.

Lease Commitments

The majority of our lease payments are for operating leases. As of December 31, 2010, the future minimum rental commitments under operating leases with noncancelable lease terms in excess of one year are as follows (in millions of dollars): 2011 - $128; 2012 - $102; 2013 - $84; 2014 - $75; 2015 - $64; and 2016 and thereafter - $249. Future minimum lease commitments have not been reduced by minimum sublease rental income of $84 million due in the future under noncancelable subleases. Rental expense under operating leases was $168 million and $251 million for the year ended December 31, 2010 and for the period from June 10, 2009 to December 31, 2009, respectively. We received sublease rentals of $28 million and $63 million during the year ended December 31, 2010 and for the period from June 10, 2009 to December 31, 2009, respectively.

Note 15. Commitments, Contingencies and Concentrations

Litigation

Various legal proceedings, claims and governmental investigations are pending against the Company on a wide range of topics, including vehicle safety; emissions and fuel economy; dealer, supplier and other contractual relationships; intellectual property rights; product warranties; asbestos exposure; and environmental matters. Some of these proceedings allege defects in various components (including occupant restraints, seats, brakes, tires, ball joints, transmissions, engines and fuel systems) in several different vehicle models or allege design defects relating to vehicle stability (rollover propensity), pedal misapplication (sudden acceleration), brakes (vibration and brake transmission shift interlock) or crashworthiness. These proceedings seek recovery for damage to property, personal injuries or wrongful death. Adverse decisions in one or more of these proceedings could require the Company to pay substantial damages, or undertake service actions, recall campaigns or other costly actions.

More than 80 purported class action lawsuits alleging violations of antitrust law are pending against the Company, several other motor vehicle manufacturers, the National Automobile Dealers Association and the Canadian Automobile Dealers Association. Some complaints were filed in federal courts in various states and others were filed in state courts. The complaints allege that the defendants conspired to prevent the sale to U.S. consumers of vehicles sold by dealers in Canada in order to maintain new car prices at artificially high levels in the U.S. They seek injunctive relief and treble damages on behalf of everyone who bought or leased a new vehicle in the U.S. since January 1, 2001. The federal court actions have been consolidated in the U.S. District Court for the District of Maine for purposes of pretrial proceedings, and the state cases filed in California have been consolidated in the California Superior Court in San Francisco County. In 2006, the federal court certified a nationwide class of buyers and lessees for injunctive relief, and, in 2007, certified damages classes in 20 individual state classes. The Court of Appeals reversed the court's certification of the injunctive class and has dismissed the claim, as well as reversed and remanded the certification of the damage class. The federal court has retained supplemental jurisdiction over the state cases and is considering the defendants' summary judgment motions. In September 2007, a purported class action was filed in the Ontario Superior Court of Justice claiming that a similar alleged conspiracy was now preventing lower-cost U.S. vehicles from being sold to Canadians. The Company does not believe that it has been engaged in any unlawful conduct and continues to defend itself vigorously.

Like other companies in the automotive industry, the Company has experienced a large number of lawsuits which seek compensatory and punitive damages for illnesses alleged to have resulted from direct and indirect exposure to asbestos used in some vehicle components, principally brake pads. Typically, these suits name many other corporate defendants and may also include claims of exposure to a variety of non-automotive asbestos products. A single lawsuit may include claims by multiple plaintiffs alleging illness in the form of asbestosis, mesothelioma or other cancer or illness. These lawsuits involve several thousand claims. In the majority of these cases, plaintiffs do not specify their alleged illness and provide little detail about their alleged exposure to components in the Company's vehicles. Some plaintiffs do not exhibit current illness, but seek recovery based on potential future illness. The Company believes that many of these lawsuits involve unsubstantiated illnesses or assert only tenuous connections with components in its vehicles, and that there is credible scientific evidence to support the dismissal of these claims. Although the Company's expenditures to date in connection with such claims have not been material to its financial condition, it is possible that the Company could incur significant costs in the future in connection with these lawsuits.

Getrag Transmission Manufacturing LLC ("GG LLC"), Getrag Getriebe-und Zahnradfabrik Hermann Hagenmeyer GmbH & Cie KG ("Getrag") and the Company signed several agreements providing for the construction and operation of a plant in Indiana to build dual clutch transmissions. The agreements required GG LLC and Getrag to obtain up to $300 million in debt financing for the project. GG LLC and Getrag did not obtain the necessary financing. In October 2008, the Company filed suit against the defendants alleging breach of contract, material misrepresentation and fraud. GG LLC and Getrag filed a breach of contract counterclaim against the Company, seeking reimbursement of $500 million for costs and expenses allegedly incurred with respect to the Indiana plant. GG LLC filed a petition for relief under Chapter 11 of the Bankruptcy Code, and GG LLC and Getrag filed an adversary complaint against the Company in the bankruptcy court, alleging that the parties' agreements require the Company to assume certain post-termination obligations and reimburse the defendants for costs and expenses allegedly incurred for the Indiana plant. That complaint was remanded to Oakland County Circuit Court in Michigan.

In February 2009, Faurecia, an automotive supplier, filed a lawsuit against the Company seeking recovery of engineering, research and development costs with respect to certain vehicle programs due to lower volumes than expected and other damages. Faurecia alleges that the Company owes it approximately $130 million. The lawsuit was dismissed in connection with the Company filing bankruptcy on April 30, 2009, and the related supplier cure payment process.

Numerous suppliers have threatened to stop shipping vehicle parts in connection with claims for price increases, recovery of allegedly unamortized engineering, development and investment costs, and seeking assurances under UCC 2-609 that the Company will perform its financial obligations. The Company has received a number of claims alleging that it repudiated its supply agreements by allegedly failing to provide adequate assurances of its ability to perform its financial obligations under those supply agreements. A disruption in supply of vehicle parts could result in a shutdown of one or more plants. In addition, some supplier claims could result in litigation or significant monetary settlements.

Litigation is subject to many uncertainties, and the outcome of individual matters is not predictable with assurance. The Company establishes an accrual in connection with pending or threatened litigation if a loss is probable and can be reasonably estimated. Since these accruals, which are reflected in Accrued Expenses and Other Liabilities in the accompanying Consolidated Balance Sheets, represent estimates, it is reasonably possible that the resolution of some of these matters could require the Company to make payments in excess of the amounts accrued. It is also reasonably possible that the resolution of some of the matters for which accruals could not be made may require the Company to make payments in an amount or range of amounts that could not be reasonably estimated at June 9, 2009. The term "reasonably possible" is used herein to mean that the chance of a future transaction or event occurring is more than remote but less than likely. Although the final resolution of any such matters could have a material effect on the Company's operating results for the particular reporting period in which an adjustment of the estimated reserve is recorded, the Company believes that any resulting adjustment would not materially affect its consolidated financial position or cash flow.

Environmental Matters

The Company is subject to potential liability under government regulations and various claims and legal actions that are pending or may be asserted against the Company concerning environmental matters. Estimates of future costs of such environmental matters are inevitably imprecise due to numerous uncertainties, including the enactment of new laws and regulations, the development and application of new technologies, the identification of new sites for which the Company may have remediation responsibility and the apportionment and collectability of remediation costs among responsible parties. The Company establishes reserves for these environmental matters when a loss is probable and reasonably estimable. It is reasonably possible that the final resolution of some of these matters may require the Company to make expenditures, in excess of established reserves, over an extended period of time and in a range of amounts that cannot be reasonably estimated. Although the final resolution of any such matters could have a material effect on the Company's operating results for the particular reporting period in which an adjustment of the estimated reserve is recorded, the Company believes that any resulting adjustment would not materially affect its consolidated financial position or cash flow.

Voluntary Service Actions and Recall Actions

The Company periodically initiates voluntary service actions and recall actions to address various customer satisfaction, safety and emissions issues related to vehicles it sells. The Company establishes reserves for product warranty, including the estimated cost of these service and recall actions, when the related sale is recognized (See Note 10, Accrued Expenses and Other Liabilities). The estimated future costs of these actions are based primarily on prior experience. Estimates of the future costs of these actions are inevitably imprecise due to numerous uncertainties, including the enactment of new laws and regulations, the number of vehicles affected by a service or recall action and the nature of the corrective action that may result in adjustments to the established reserves. It is reasonably possible that the ultimate cost of these service and recall actions may require the Company to make expenditures, in excess of established reserves, over an extended period of time and in a range of amounts that cannot be reasonably estimated. Although the ultimate cost of these service and recall actions could have a material effect on the Company's operating results for the particular reporting period in which an adjustment of the estimated reserve is recorded, the Company believes that any such adjustment would not materially affect its consolidated financial position or cash flow.

Commercial Commitments

Several major tier one and other automotive suppliers have initiated bankruptcy proceedings, have indicated they may do so in the near term, have recently emerged from bankruptcy or are having short term liquidity constraints due to the lack of available credit and reduced production volumes from vehicle manufacturers. In certain circumstances, the Company has provided financial support to such suppliers to avoid prolonged interruptions in the supply of components to the Company. Financial support includes, but is not limited to, parts re-pricing, debtor-in-possession loans, bridge loans, inventory financing and capital expenditure advances. In addition to parts re-pricing actions, the Company has recorded charges of approximately $103 million and $78 million for financing support to suppliers for the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, which is included in Cost of Sales in the accompanying Consolidated Statements of Operations.

Restricted Cash

Restricted cash, which includes cash equivalents, amounted to approximately $1,133 million and $1,355 million at June 9, 2009 and December 31, 2008, respectively. Restricted cash as of June 9, 2009, consisted of the following: (i) $302 million held on deposit as security in the event of a default or failure by the Company to comply with various commercial agreements guaranteed by Daimler, (ii) $318 million related to Warranty SPV, (iii) $192 million related to Receivable SPV, (iv) $10 million related to the Canadian Warranty SPV, (v) $200 million related to the Canadian Gold Key Lease portfolio and (vi) $111 million held on deposit with certain banks and agencies to collateralize standby letters of credit and other agreements. Restricted cash as of December 31, 2008, consisted of the following: (i) $802 million held on deposit as security in the event of default or failure by the Company to comply with various commercial agreements guaranteed by Chrysler Financial ($500 million) and Daimler ($302 million), (ii) $217 million related to the Canadian Gold Key Lease portfolio and (iii) $336 million held on deposit with certain banks and agencies to collateralize standby letters of credit and other agreements.

Concentrations

Employees

In the U.S. and Canada, all of the hourly employees and 25 percent of the salaried employees were represented by unions, which represents 68 percent of the Company's total workforce as of June 9, 2009. Substantially all of the hourly represented employees were represented by the United Automobile, Aerospace, and Agricultural Implement Workers of America ("UAW") or the National Automobile, Aerospace, Transportation and General Workers Union of Canada ("CAW").

Suppliers

The Company purchases a significant portion of production materials through certain suppliers. The Company would be vulnerable to a significant disruption in its operations if any of its suppliers were to cease production in the next twelve months and the Company was unable to resource the material in a timely manner. The Company actively monitors and assesses the risk level of its suppliers for the possibility of financial distress or production interruptions. As of June 9, 2009, the Company does not believe there to be a high risk of a significant or prolonged disruption to its production schedule as a result of the financial distress of a key supplier.

UAW & CAW Agreement and Modifications

In May 2008, the Company and the CAW agreed, and later ratified, a new three-year collective bargaining agreement. The provisions of the agreement remain substantially the same as the previous agreement, but do allow for lump sum Canadian dollar payments to each eligible employee of $2,200 in 2008 and $3,500 in 2009 and allow for reductions in paid time off. The new agreement was effective in September 2008 and expires in September 2011.

On April 27, 2009, and in accordance with the EDC Loan Agreement, the Company and the CAW agreed to certain modifications to the 2008 collective bargaining agreement, including extending the expiration of the agreement by one year to September 2012. The modifications to the bargaining agreement primarily related to the suspension of base wage increases for CAW employees for the remainder of the agreement. In addition, cost sharing arrangements for active and retiree health care and other insurance benefits were increased while certain other active and retiree benefits were discontinued.

On April 29, 2009, and in accordance with the U.S. Treasury Loan Agreement, the Company and the UAW agreed to certain modifications to the 2007 UAW-Chrysler National Agreement ("2007 UAW Agreement"). The modifications to the 2007 UAW Agreement primarily related to the suspension of base wage increases, performance bonuses and other benefits for UAW employees that will continue until the expiration of the agreement in September 2011 unless other expiration dates were mutually agreed to by the parties.

Other Matters

Ally MTA

As discussed in Note 1, Background and Nature of Operations, on May 21, 2009, the Ally MTA between the Company, the U.S. Treasury, Ally and USDART was executed. The Ally MTA provides for a risk sharing arrangement, in which USDART will reimburse Ally for a majority of certain qualifying losses or loans with third party Chrysler dealerships issued through November 21, 2009. The U.S. Treasury funded $600 million to the Company under the DIP Credit Agreement, which was immediately transferred to USDART to cover these losses. The Ally MTA will terminate no earlier than 2013 unless all parties mutually agree to terminate the contract at an earlier date. At June 9, 2009, $500 million of the advance is included in Prepaid Expenses and Other Current Assets and $100 million is included in Advances to Related Parties and Other Financial Assets in the accompanying Consolidated Balance Sheets. Refer to Note 23, Subsequent Events, for additional information related to USDART and the Ally risk sharing arrangement.

Lease Commitments

The majority of the Company's lease payments are for operating leases. As of June 9, 2009, the Company had the following minimum rental commitments under operating leases with noncancelable lease terms in excess of one year (in millions of dollars): remainder of 2009—$236; 2010—$201; 2011—$159; 2012—$167; 2013—$145; and 2014 and thereafter—$967. Future minimum lease commitments have not been reduced by minimum sublease rental income of $178 million due in the future under noncancelable subleases. Rental expense under operating leases was $177 million and $509 million for the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively. Sublease rentals of $47 million and $143 million were received for the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively. As of June 9, 2009, the Company had commitments for capital expenditures, including commitments for assets currently under construction of $523 million.

Guarantees

As of June 9, 2009, the Company had additional guaranteed obligations of others in the amount of $4,824 million, including approximately $4,787 million related to obligations of affiliates. Approximately $4,549 million of these obligations were a result of a loan agreement between Holding and the U.S. Treasury, $225 million were a result of a loan agreement between Auburn Hills Owner LLC ("Auburn Hills Owner"), an indirect wholly-owned subsidiary of Holding, and a bank and $13 million of other obligations to affiliates. As of June 9, 2009, the Company has determined that there were no amounts required to be accrued under these guarantees.

Fair Value Measurements	9 Months Ended	12 Months Ended	5 Months Ended
	Sep. 30, 2011	Dec. 31, 2010	Jun. 03, 2009 Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]
Fair Value Measurements

Note 11. Fair Value Measurements

The following summarizes our financial assets and liabilities measured at fair value on a recurring basis (in millions of dollars):

	September 30, 2011
	Level 1	Level 2	Level 3	Total
Assets:
Cash and cash equivalents	$9,454	$-	$-	$9,454
Restricted cash	386	-	-	386
Derivatives:
Currency forwards and swaps	-	155	-	155
Commodity swaps	-	1	1	2

Total	$9,840	$156	$1	$9,997

Liabilities:
Derivatives:
Currency forwards and swaps	$-	$9	$-	$9
Commodity swaps	-	89	35	124
Interest rate swaps	-	-	-	-

Total	$-	$98	$35	$133

	December 31, 2010
	Level 1	Level 2	Level 3	Total
Assets:
Cash and cash equivalents	$7,347	$-	$-	$7,347
Restricted cash	671	-	-	671
Derivatives:
Commodity swaps	-	54	44	98

Total	$8,018	$54	$44	$8,116

Liabilities:
Derivatives:
Currency forwards and swaps	$-	$78	$-	$78
Commodity swaps	-	6	2	8
Interest rate swaps	-	-	1	1

Total	$-	$84	$3	$87

During the nine months ended September 30, 2011, there were no transfers between Level 1 and Level 2 or into or out of Level 3.

We enter into over-the-counter currency forward and swap contracts to manage our exposure to risk relating to changes in foreign currency exchange rates. We estimate the fair value of currency forward and swap contracts by discounting future net cash flows derived from market-based expectations for exchange rates to a single present value.

We enter into over-the-counter commodity swaps to manage our exposure to risk relating to changes in market prices of various commodities. Swap contracts are fair valued by discounting future net cash flows derived from market-based expectations for commodity prices to a single present value. For certain commodities within our portfolio, market-based expectations of these prices are less observable, and alternative sources are used to develop these inputs. We have classified these commodity swaps as Level 3 within the fair value hierarchy.

We enter into over-the-counter interest rate swaps to mitigate interest rate risk exposures. We estimate the fair value of our interest rate swaps using third-party industry standard valuation models. These models project future cash flows and discount the future amounts to a present value using market-based expectations for interest rates and the contractual terms of the derivative instruments, which are less observable. We have classified these interest rate swaps as Level 3 within the fair value hierarchy.

We take into consideration credit valuation adjustments on both assets and liabilities taking into account credit risk of our counterparties and non-performance risk as described in Note 12, Derivative Financial Instruments and Risk Management.

The following summarizes the changes in Level 3 items measured at fair value on a recurring basis (in millions of dollars):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Derivatives Assets (Liabilities):
Balance at beginning of the period	$9	$(13)	$41	$(28)
Total realized and unrealized gains (losses):
Included in Net Income (Loss)	11	7	31	27
Included in Other Comprehensive Income (Loss)	(46)	15	(70)	13
Purchases, issuances and settlements, net	(8)	(2)	(36)	(5)
Transfers into Level 3	-	-	-	-
Transfers out of Level 3	-	-	-	-

	$(34)	$7	$(34)	$7

Changes in unrealized losses relating to instruments held at end of period (1)	$-	$5	$-	$35

(1)	The related unrealized losses are recognized in Cost of Sales in the accompanying Condensed Consolidated Statements of Operations.

The carrying amounts and estimated fair values of our financial instruments were as follows (in millions of dollars):

	September 30, 2011		December 31, 2010
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Cash and cash equivalents	$9,454	$9,454	$7,347	$7,347
Restricted cash	386	386	671	671
Financial assets	107	107	219	219
Financial liabilities	12,384	10,889	13,731	15,458
Derivatives:
Included in Prepaid Expenses and Other Assets and Advances to Related Parties and Other Financial Assets	157	157	98	98
Included in Accrued Expenses and Other Liabilities	133	133	87	87

The estimated fair values have been determined by using available market information and valuation methodologies as described below. Considerable judgment is required in interpreting market data to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts that we could realize in a current market exchange. The use of different market assumptions or valuation methodologies may have a material effect on the estimated fair values.

The methods and assumptions used to estimate the fair value of financial instruments are consistent with the definition presented in the accounting guidance for fair value measurements and are as follows:

Cash and cash equivalents, including restricted cash

The carrying value of cash and cash equivalents approximates fair value due to the short maturity of these instruments and consists primarily of money market funds, certificates of deposit, commercial paper, time deposits and bankers' acceptances.

Financial assets

The fair values of financial assets were determined using either quoted market prices or valuation models that use observable market data.

Financial liabilities

The fair values of financial liabilities are estimated by discounting future cash flows using market interest rates, adjusted for the non-performance risk associated with the financial liability over the remaining term or using quoted market prices where available.

Derivative instruments

The fair values of derivative instruments are based on pricing models or formulas using current estimated cash flow and discount rate assumptions.

Note 15.  Fair Value Measurements

The following summarizes our financial assets and liabilities measured at fair value on a recurring basis as of December 31 (in millions of dollars):

	2010
	Level 1	Level 2	Level 3	Total
Assets:
Cash and cash equivalents	$7,347	$-	$-	$7,347
Restricted cash	671	-	-	671
Derivatives:
Currency forwards and swaps	-	-	-	-
Commodity swaps	-	54	44	98

Total	$8,018	$54	$44	$8,116

Liabilities:
Derivatives:
Currency forwards and swaps	$-	$78	$-	$78
Commodity swaps	-	6	2	8
Interest rate swaps	-	-	1	1

Total	$-	$84	$3	$87

	2009
	Level 1	Level 2	Level 3	Total
Assets:
Cash and cash equivalents	$5,862	$-	$-	$5,862
Restricted cash	730	-	-	730
Marketable securities	15	-	-	15

Total	$6,607	$-	$-	$6,607

Liabilities:
Derivatives:
Currency forwards and swaps	$-	$1	$-	$1
Interest rate swaps	-	-	28	28

Total	$-	$1	$28	$29

In accordance with the related guidance, the Gold Key Lease portfolio was impaired by $28 million during the period from June 10, 2009 to December 31, 2009. The fair value used to determine the impairment was measured by discounting the contractual payments and estimated auction proceeds. The discount rate reflected hypothetical market assumptions regarding borrowing rates, credit loss patterns and residual value risk. No impairments were recognized on the Gold Key Lease portfolio during 2010.

We enter into over-the-counter currency forward and swap contracts to manage our exposure to risk relating to changes in foreign currency exchange rates. We estimate the fair value of currency forward and swap contracts by discounting future net cash flows derived from market-based expectations for exchange rates to a single present value.

We enter into over-the-counter commodity swaps to manage our exposure to risk relating to changes in market prices of various commodities. Swap contracts are fair valued by discounting future net cash flows derived from market-based expectations for commodity prices to a single present value. For certain commodities within our portfolio, market-based expectations of these prices are less observable, and alternative sources are used to develop these inputs. We have classified these commodity swaps as Level 3 within the fair value hierarchy.

We enter into over-the-counter interest rate swaps to mitigate interest rate risk exposures. We estimate the fair value of our interest rate swaps using third-party industry standard valuation models. These models project future cash flows and discount the future amounts to a present value using market-based expectations for interest rates and the contractual terms of the derivative instruments, which are less observable. We have classified these interest rate swaps as Level 3 within the fair value hierarchy.

We take into consideration credit valuation adjustments on both assets and liabilities taking into account credit risk of our counterparties and non-performance risk as described in Note 16, Derivative Financial Instruments and Risk Management.

The following summarizes the changes in Level 3 items measured at fair value on a recurring basis (in millions of dollars):

	Year Ended December 31, 2010	Period from June 10, 2009 to December 31, 2009
Derivatives Assets (Liabilities):
Balance at beginning of the period	$(28)	$(57)
Total realized and unrealized gains (losses):
Included in Net Loss	33	29
Included in Other Comprehensive Loss	46	-
Purchases, issuances and settlements, net	(10)	-
Transfers in or out of Level 3	-	-

Fair value at end of the period	$41	$(28)

Changes in unrealized losses relating to instruments held at end of period	$27	$29

During the year ended December 31, 2010 and the period from June 10, 2009 to December 31, 2009 there were no transfers between Level 1 and Level 2 or into or out of Level 3.

The carrying amounts and estimated fair values of our financial instruments as of December 31 were as follows (in millions of dollars):

	2010		2009
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Cash and cash equivalents	$7,347	$7,347	$5,862	$5,862
Restricted cash	671	671	730	730
Marketable securities	-	-	15	15
Financial assets	219	219	252	252
Financial liabilities	13,731	15,458	9,551	10,749
Derivatives:
Included in Prepaid Expenses and Other Assets and Advances to Related Parties and Other Financial Assets	98	98	-	-
Included in Accrued Expenses and Other Liabilities	87	87	29	29

The estimated fair values have been determined by using available market information and valuation methodologies as described below. Considerable judgment is required in interpreting market data to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts that we could realize in a current market exchange. The use of different market assumptions or valuation methodologies may have a material effect on the estimated fair values.

The methods and assumptions used to estimate the fair value of financial instruments are consistent with the definition presented in the accounting guidance for fair value measurements and are as follows:

Cash and cash equivalents, including restricted cash

The carrying value of cash and cash equivalents approximates fair value due to the short maturity of these instruments and consists primarily of money market funds, certificates of deposit, commercial paper, time deposits and bankers' acceptances.

Marketable securities and financial assets

The fair values of marketable securities and financial assets were determined using either quoted market prices or valuation models that use observable market data.

Financial liabilities

The fair values of financial liabilities are estimated by discounting future cash flows using market interest rates, adjusted for the non-performance risk associated with the financial liability over the remaining term or using quoted market prices where available.

Derivative instruments

The fair values of derivative instruments are based on pricing models or formulas using current estimated cash flow and discount rate assumptions.

Note 17.  Fair Value Measurements

Refer to Note 3, Summary of Significant Accounting Policies, for an overview of fair value measurements.

The measurement of fair value is based on a three-tier hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement).

Assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The Company's assessment of the significance of a particular input to the fair value measurement requires judgment and may affect the valuation of assets and liabilities and their placement within the fair value hierarchy.

The Company uses prices and inputs that are current at the measurement date, including periods of market dislocation, such as those experienced during 2009. In periods of market dislocation, the observability of prices and inputs may be reduced for certain financial instruments. This condition could result in a financial instrument being reclassified from Level 1 to Level 2 or Level 2 to Level 3. The Company's fair value processes are designed to ensure that fair values are appropriate. The processes include model validation, review of key model inputs, analyses of period over period fluctuations and reviews by senior management.

The following summarizes the Company's financial assets and liabilities that were accounted for at fair value on a recurring basis (in millions of dollars):

	June 9, 2009
	Level 1	Level 2	Level 3	Total
Assets:
Cash and cash equivalents	$1,829	$-	$-	$1,829
Restricted cash	1,133	-	-	1,133
Marketable Securities	16	-	-	16

Total	$2,978	$-	$-	$2,978

Liabilities:
Interest rate swap derivatives	$-	$-	$(55)	$(55)

Total	$-	$-	$(55)	$(55)

	December 31, 2008
	Level 1	Level 2	Level 3	Total
Assets:
Cash and cash equivalents	$1,898	$-	$-	$1,898
Restricted cash	1,355	-	-	1,355
Derivatives:
Currency forwards and swaps	-	239	-	239
Commodity swaps and options	-	-	10	10

Total	$3,253	$239	$10	$3,502

Liabilities:
Derivatives:
Currency forwards and swaps	$-	$(45)	$-	$(45)
Commodity swaps and options	-	(33)	(69)	(102)
Interest rate swap	-	-	(80)	(80)

Total	$-	$(78)	$(149)	$(227)

The Company enters into over-the-counter currency forward and swap contracts to manage its exposure to risk relating to changes in foreign currency exchange rates. The Company estimates the fair value of currency forward and swap contracts by discounting future net cash flows derived from market-based expectations for exchange rates to a single present value.

The Company enters into over-the-counter commodity swaps to manage its exposure to risk relating to changes in market prices of various commodities. Swap contracts are fair valued by discounting future net cash flows derived from market-based expectations for commodity prices to a single present value.

The Company enters into over-the-counter interest rate swaps to mitigate interest rate risk exposures. The Company estimates the fair value of its interest rate swaps using third-party industry standard valuation models. These models project future cash flows and discount the future amounts to a present value using market-based expectations for interest rates and the contractual terms of the derivative instruments. The Company adjusts for non-performance risk in the determination of future net cash flows as described in Note 18, Derivative Financial Instruments and Risk Management.

The following summarizes the changes in Level 3 items measured at fair value on a recurring basis from January 1, 2009 to June 9, 2009 (in millions of dollars):

Derivatives Assets (Liabilities)
Balance at beginning of the period	$(139)
Total realized and unrealized gains
Included in Net Loss	13
Included in Other Comprehensive Loss	-
Purchases, issuances and settlements, net	71
Transfers in or out of Level 3	-

Balance at end of period	$(55)

Changes in unrealized losses relating to instruments held at end of period	$9

There was no activity related to available for sale securities for the period from January 1, 2009 to June 9, 2009.

The following summarizes the changes in Level 3 items measured at fair value on a recurring basis as of the year ended December 31, 2008 (in millions of dollars):

	Available for Sale Securities	Derivatives Assets (Liabilities)	Total
Balance at beginning of the period	$196	$(16)	$180
Total realized and unrealized gains
Included in Net Loss	(130)	(181)	(311)
Included in Other Comprehensive Loss	-	(41)	(41)
Purchases, issuances and settlements, net	(66)	99	33
Transfers in or out of Level 3	-	-	-

Balance at end of period	$-	$(139)	$(139)

Changes in unrealized losses relating to instruments held at end of period	$(28)	$(111)	$(139)

The following summarizes the Company's assets measured at fair value on a nonrecurring basis subsequent to initial recognition (in millions of dollars):

	June 9, 2009	Level 1	Level 2	Level 3	January 1, 2009 through June 9, 2009 Total Impairment Losses
Brand name intangibles (a)	$850	$-	$-	$850	$(844)

(a)	For the period from January 1, 2009 to June 9, 2009, the Company recorded impairment charges of $844 million to write down certain of its brand name intangibles to their fair value.

	December 31, 2008	Level 1	Level 2	Level 3	Year Ended December 31, 2008 Total Impairment Losses
Goodwill	$-	$-	$-	$-	$7,507
Brand name intangibles	2,284	-	-	2,284	2,857

Fair Value of Financial Instruments

The carrying amounts and estimated fair values of the Company's financial instruments were as follows (in millions of dollars):

	June 9, 2009			December 31, 2008
	Carrying Amount		Fair Value	Carrying Amount	Fair Value
Cash and cash equivalents	$1,829		$1,829	$1,898	$1,898
Restricted cash	1,133		1,133	1,355	1,355
Financial assets	792		792	1,578	1,289
Financial liabilities (including DIP Financing)	17,043	(a)	7,237	13,907	8,162
Derivatives:
Included in Prepaid Expenses and Other Current Assets and Advances to Related Parties and Other Financial Assets	-		-	249	249
Included in Accrued Expenses and Other Liabilities	55		55	227	227

(a)	Does not reflect the exclusion of the amounts subject to compromise. See Note 12, Financial Liabilities, for further discussion.

The estimated fair values have been determined by using available market information and valuation methodologies as described below. Considerable judgment is required in interpreting market data to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different market assumptions or valuation methodologies may have a material effect on the estimated fair values.

The methods and assumptions used to estimate the fair value of financial instruments are consistent with the definition presented in the accounting guidance for fair value measurements and are as follows:

Cash and cash equivalents, including restricted cash

The carrying value of cash and cash equivalents approximates fair value due to the short maturity of these instruments and consists primarily of money market funds and bankers acceptances.

Marketable securities and financial assets

The fair values of marketable securities and financial assets are determined using either quoted market prices or valuation models that use observable market data.

Financial liabilities

The fair values of financial liabilities are estimated by discounting future cash flows using market interest rates over the remaining term or using quoted market prices where available.

Derivative instruments

The fair values of derivative instruments are based on pricing models or formulas using current estimated cash flow and discount rate assumptions.

Liabilities Subject To Compromise (Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member])	5 Months Ended
Jun. 09, 2009
Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]
Liabilities Subject To Compromise

Note 11.  Liabilities Subject to Compromise

As a result of the Chapter 11 Proceedings, the payment of pre-petition indebtedness is subject to compromise or other treatment under a Chapter 11 plan. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. Although payment of pre-petition claims generally is not permitted, at hearings held in May 2009, the Court granted final approval of the Debtors' "first day" orders for authority to pay certain pre-petition claims in designated categories and subject to certain terms and conditions. This relief generally was designed to preserve the value of the Debtors' businesses and assets pending consummation of the Fiat Transaction. Among other things, the Court authorized the Debtors to pay certain pre-petition claims relating to employees, suppliers, customers, dealers, taxes and cash management.

The Debtors have been paying and intend to continue to pay undisputed post-petition claims (to the extent that they are not liabilities assumed by New Chrysler) in the ordinary course of business. In addition, the Debtors have rejected, and expect to continue to reject, pre-petition executory contracts and unexpired leases with respect to the Debtors' operations to the extent not assumed and assigned to New Chrysler, with the approval of the Court. Any damages resulting from rejection of executory contracts and unexpired leases are generally treated as general unsecured claims and will be classified as liabilities subject to compromise. Differences between liability amounts estimated by the Debtors and claims filed by creditors will be investigated and, if necessary, the Court will make a final determination of the allowed amount and treatment of the claim. No amounts have been estimated for claims (rejection or otherwise) as the ultimate amount of such liabilities is not determinable at this time.

Accounting guidance related to financial reporting while an entity is in bankruptcy requires pre-petition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims or other events. The Debtors expect that certain amounts currently classified as liabilities subject to compromise may in fact be paid in the ordinary course as they come due.

Liabilities subject to compromise as of June 9, 2009 were as follows (in millions of dollars):

Financial liabilities (See Note 12)		$9,105
Trade liabilities		2,860
Accrued expenses and other liabilities (See Note 10):
Pension and other post retirement benefit obligations	$13,829
Restructuring liabilities	151
Accrued interest	94
Residual value guarantees	101
Other	3,591

		17,766

Total liabilities subject to compromise		$29,731

Derivative Financial Instruments And Risk Management	9 Months Ended	12 Months Ended	5 Months Ended
	Sep. 30, 2011	Dec. 31, 2010	Jun. 09, 2009 Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]
Derivative Financial Instruments And Risk Management

Note 12. Derivative Financial Instruments and Risk Management

All derivative instruments are recognized in the accompanying Condensed Consolidated Balance Sheets at fair value. The fair values of our derivative financial instruments are based on pricing models or formulas using current estimated cash flow and discount rate assumptions. We include an adjustment for non-performance risk in the recognized measure of fair value of derivative instruments. The adjustment is estimated based on the net exposure by counterparty. We use an estimate of the counterparty's non-performance risk when we are in a net asset position and an estimate of our own non-performance risk when we are in a net liability position. As of September 30, 2011 and December 31, 2010, the adjustment for non-performance risk did not materially impact the fair value of derivative instruments.

The use of derivatives exposes us to the risk that a counterparty may default on a derivative contract. We establish exposure limits for each counterparty to minimize this risk and provide counterparty diversification. Substantially all of our derivative exposures are with counterparties that have long-term credit ratings of single–A or better. The aggregate fair value of derivative instruments in asset positions as of September 30, 2011 and December 31, 2010 was approximately $157 million and $98 million, respectively, representing the maximum loss that we would recognize at that date if all counterparties failed to perform as contracted. We enter into master agreements with counterparties that generally allow for netting of certain exposures; therefore, the actual loss that we would recognize if all counterparties failed to perform as contracted could be significantly lower.

The terms of the agreements with our counterparties for foreign exchange and commodity hedge contracts require us to post collateral when derivative instruments are in a liability position. The majority of these contracts also required us to post collateral at the inception of the trade. In December 2010 and the first quarter of 2011, the majority of our agreements were renegotiated to no longer require us to post collateral at the inception of the trade. During the first quarter of 2011 and the year ended December 31, 2010, this resulted in the release of $61 million and $17 million, respectively, of collateral previously classified as restricted cash. In addition, these agreements contain cross-default provisions that, if triggered, would permit the counterparty to declare a default and require settlement of the outstanding net asset or liability positions. These cross-default provisions could be triggered if there was a non-performance event under certain debt obligations. The fair value of the related gross liability positions as of September 30, 2011 and December 31, 2010, which represent our maximum potential exposure, were $133 million and $86 million, respectively. As of September 30, 2011 and December 31, 2010, we posted $31 million and $116 million, respectively, as collateral for foreign exchange and commodity hedge contracts that were outstanding at the respective period ends. The cash collateral is included in Restricted Cash in the accompanying Condensed Consolidated Balance Sheets. After giving consideration to offsetting asset positions for each counterparty, if cross-default provisions were triggered, there would have been an additional settlement liability of $6 million due to the counterparties as of September 30, 2011. No additional settlement liability would have been due to the counterparties as of December 31, 2010.

The notional amounts of the derivative financial instruments do not necessarily represent amounts exchanged by the parties and, therefore, are not a direct measure of our exposure to the financial risks described above. The amounts exchanged are calculated by reference to the notional amounts and by other terms of the derivative instruments, such as interest rates, foreign currency exchange rates or commodity volumes and prices.

Cash Flow Hedges

We use financial instruments designated as cash flow hedges to hedge exposure to foreign currency exchange risk associated with transactions in currencies other than the functional currency in which we operate. We also use financial instruments designated as cash flow hedges to hedge our exposure to commodity price risk associated with buying certain commodities used in the ordinary course of our operations.

Changes in the fair value of designated derivatives that are highly effective as cash flow hedges are recorded in Accumulated Other Comprehensive Income (Loss) ("AOCI"), net of income taxes. These changes in the fair value are then released into earnings contemporaneously with the earnings effects of the hedged items. Cash flows associated with cash flow hedges are reported in Net Cash Provided by Operating Activities in the accompanying Condensed Consolidated Statements of Cash Flows. The ineffective portions of the fair value changes are recognized in the results of operations immediately. Our cash flow hedges mature within 18 months.

We discontinue hedge accounting prospectively and hold amounts in AOCI with future changes in fair value recorded directly in earnings when (i) it is determined that a derivative is no longer highly effective in off-setting changes in cash flows of a hedged item; (ii) the derivative is discontinued as a hedge instrument because it is not probable that a forecasted transaction will occur or (iii) the derivative expires or is sold, terminated or exercised. Those amounts held in AOCI are subsequently reclassified into income over the same period or period during which the forecasted transaction affects income. When hedge accounting is discontinued because it is determined that the forecasted transactions will not occur, the derivative continues to be carried on the balance sheet at fair value, and gains and losses that were recorded in AOCI are recognized immediately in earnings. The hedged item may be designated prospectively into a new hedging relationship with another derivative instrument.

The following summarizes the fair values of derivative instruments designated as cash flow hedges which were outstanding (in millions of dollars):

	00000000000	00000000000	00000000000
	September 30, 2011
	Notional Amounts	Derivative Assets (1)	Derivative Liabilities (2)
Currency forwards and swaps	$2,194	$141	$(1)
Commodity swaps	277	1	(42)

Total	$2,471	$142	$(43)

	December 31, 2010
	Notional Amounts	Derivative Assets (1)	Derivative Liabilities (2)
Currency forwards and swaps	$2,454	$-	$(72)
Commodity swaps	205	44	(6)

Total	$2,659	$44	$(78)

(1)	The related derivative instruments are recognized in Prepaid Expenses and Other Assets and Advances to Related Parties and Other Financial Assets in the accompanying Condensed Consolidated Balance Sheets.
(2)	The related derivative instruments are recognized in Accrued Expenses and Other Liabilities in the accompanying Condensed Consolidated Balance Sheets.

The following summarizes the gains (losses) recorded in Other Comprehensive Income (Loss) ("OCI") and reclassified from AOCI to income (in millions of dollars):

	Three Months Ended September 30,
	2011		2010
	Gain (Loss) Recorded in OCI	Gain (Loss) Reclassified from AOCI to Income	Gain (Loss) Recorded in OCI	Gain (Loss) Reclassified from AOCI to Income
Currency forwards and swaps	$226	$10	$(36)	$(1)
Commodity swaps	(40)	12	10	2

Total	$186	$22	$(26)	$1

	Nine Months Ended September 30,
	2011		2010
	Gain (Loss) Recorded in OCI	Gain (Loss) Reclassified from AOCI to Income	Gain (Loss) Recorded in OCI	Gain (Loss) Reclassified from AOCI to Income
Currency forwards and swaps	$74	$(125)	$3	$11
Commodity swaps	(48)	27	6	1

Total	$26	$(98)	$9	$12

We expect to reclassify existing net gains of $83 million from AOCI to income within the next 12 months.

Derivatives Not Designated as Hedges

We have elected not to apply hedge accounting to certain derivative instruments. We use derivatives to economically hedge our financial and operational exposures. Unrealized and realized gains and losses related to derivatives that are not designated as accounting hedges are included in Revenues, Net or Cost of Sales in the accompanying Condensed Consolidated Statements of Operations as appropriate depending on the nature of the risk being hedged. Cash flows associated with derivatives that are not designated as hedges are reported in Net Cash Provided by Operating Activities in the accompanying Condensed Consolidated Statements of Cash Flows.

The following summarizes the fair values of derivative instruments not designated as hedges (in millions of dollars):

	000000000	000000000	000000000
	September 30, 2011
	Notional Amounts	Derivative Assets (1)	Derivative Liabilities (2)
Currency forwards and swaps	$341	$14	$(8)
Commodity swaps	640	1	(82)
Interest rate swaps	14	-	-

Total	$995	$15	$(90)

	December 31, 2010
	Notional Amounts	Derivative Assets (1)	Derivative Liabilities (2)
Currency forwards and swaps	$145	$-	$(6)
Commodity swaps	212	54	(2)
Interest rate swaps	254	-	(1)

Total	$611	$54	$(9)

(1)	The related derivative instruments are recognized in Prepaid Expenses and Other Assets and Advances to Related Parties and Other Financial Assets in the accompanying Condensed Consolidated Balance Sheets.
(2)	The related derivative instruments are recognized in Accrued Expenses and Other Liabilities in the accompanying Condensed Consolidated Balance Sheets.

The following summarizes the effect of derivative instruments not designated as hedges in the respective financial statement captions of the accompanying Condensed Consolidated Statements of Operations (in millions of dollars):

		Three Months Ended September 30,		Nine Months Ended September 30,
	Financial Statement Caption	2011 Gain (Loss)	2010 Gain (Loss)	2011 Gain (Loss)	2010 Gain (Loss)
Currency forwards and swaps	Revenues, Net	$22	$1	$13	$(2)
Commodity swaps	Cost of Sales	(95)	53	(88)	40
Interest rate swaps	Cost of Sales	-	5	1	24

Total		$(73)	$59	$(74)	$62

Note 16.  Derivative Financial Instruments and Risk Management

All derivative instruments are recognized in the accompanying Consolidated Balance Sheets at fair value. The fair values of our derivative financial instruments are based on pricing models or formulas using current estimated cash flow and discount rate assumptions. We include an adjustment for non-performance risk in the recognized measure of fair value of derivative instruments. The adjustment is estimated based on the net exposure by counterparty. We use an estimate of the counterparty's non-performance risk when we are in a net asset position and an estimate of our own non-performance risk when we are in a net liability position. As of December 31, 2010 and 2009, the adjustment for non-performance risk did not materially impact the fair value of derivative instruments.

The use of derivatives exposes us to the risk that a counterparty may default on a derivative contract. We establish exposure limits for each counterparty to minimize this risk and provide counterparty diversification. Substantially all of our derivative exposures are with counterparties that have long-term credit ratings of single–A or better. The aggregate fair value of derivative instruments in asset positions on December 31, 2010 was approximately $98 million, representing the maximum loss that we would recognize at that date if all counterparties failed to perform as contracted. We did not have any derivative instruments in asset positions at December 31, 2009. We enter into master agreements with counterparties that generally allow for netting of certain exposures; therefore, the actual loss that we would recognize if all counterparties failed to perform as contracted could be significantly lower.

The terms of the majority of our agreements with counterparties for foreign exchange and commodity hedge contracts require us to post collateral at the inception of the trade, as well as when derivative instruments are in a liability position. In addition, these agreements contain cross-default provisions that, if triggered, would permit the counterparty to declare a default and require settlement of the outstanding net asset or liability positions. These cross-default provisions could be triggered if there was a non-performance event under certain debt obligations. The fair value of the related gross liability positions as of December 31, 2010 and 2009, which represent our maximum potential exposure, were $86 million and $1 million, respectively. As of December 31, 2010 and 2009, we posted $116 million and $2 million, respectively, as collateral for foreign exchange and commodity hedge contracts that were outstanding at the respective year ends. The cash collateral is included in Restricted Cash in the accompanying Consolidated Balance Sheets. If cross-default provisions were triggered, there would be no additional settlement liability due to the counterparties as of December 31, 2010 and 2009.

The notional amounts of the derivative financial instruments do not necessarily represent amounts exchanged by the parties and, therefore, are not a direct measure of our exposure to the financial risks described above. The amounts exchanged are calculated by reference to the notional amounts and by other terms of the derivative instruments, such as interest rates, foreign currency exchange rates or commodity volumes and prices.

Cash Flow Hedges

We use financial instruments designated as cash flow hedges to hedge exposure to foreign currency exchange risk associated with transactions in currencies other than the functional currency in which we operate. We also use financial instruments designated as cash flow hedges to hedge our exposure to commodity price risk associated with buying certain commodities used in the ordinary course of our operations.

Changes in the fair value of designated derivatives that are highly effective as cash flow hedges are recorded in AOCI, net of income taxes. These changes in the fair value are then released into earnings contemporaneously with the earnings effects of the hedged items. Cash flows associated with cash flow hedges are reported in Net Cash Provided by Operating Activities in the accompanying Consolidated Statements of Cash Flows. The ineffective portions of the fair value changes are recognized in the results of operations immediately. Our cash flow hedges mature within 18 months.

We discontinue hedge accounting prospectively and hold amounts in AOCI with future changes in fair value recorded directly in earnings when (i) it is determined that a derivative is no longer highly effective in off-setting changes in cash flows of a hedged item; (ii) the derivative is discontinued as a hedge instrument because it is not probable that a forecasted transaction will occur; or (iii) the derivative expires or is sold, terminated or exercised. Those amounts held in AOCI are subsequently reclassified into income over the same period or period during which the forecasted transaction affects income. When hedge accounting is discontinued because it is determined that the forecasted transactions will not occur, the derivative continues to be carried on the balance sheet at fair value, and gains and losses that were recorded in AOCI are recognized immediately in earnings. The hedged item may be designated prospectively into a new hedging relationship with another derivative instrument.

We did not have any derivative instruments designated as cash flow hedges outstanding as of December 31, 2009. The following summarizes the fair values of derivative instruments designated as cash flow hedges which were outstanding as of December 31, 2010 (in millions of dollars):

	Notional Amounts	Derivative Assets (a)	Derivative Liabilities (b)
Derivatives designated as hedging instruments:
Commodity swaps	$205	$44	$(6)
Currency forwards and swaps	2,454	-	(72)

Total	$2,659	$44	$(78)

(a)	The related derivative instruments are recognized in the accompanying Consolidated Balance Sheets in Prepaid Expenses and Other Assets.
(b)	The related derivative instruments are recognized in the accompanying Consolidated Balance Sheets in Accrued Expenses and Other Liabilities.

The following summarizes the gains (losses) recorded in Other Comprehensive Income (Loss) ("OCI") and reclassified from AOCI to income (in millions of dollars):

		Year Ended December 31, 2010
		Gain (Loss) Recorded in OCI	Gain (Loss) Reclassified from AOCI to Income
Commodity swaps		$41	$(1)
Currency forwards and swaps		(74)	-

	Total	$(33)	$(1)

We expect to reclassify existing net losses of $39 million from AOCI to income within the next 12 months.

Derivatives Not Designated as Hedges

We have elected not to apply hedge accounting to certain derivative instruments. We use derivatives to economically hedge our financial and operational exposures. Unrealized and realized gains and losses related to derivatives that are not designated as accounting hedges are included in Revenues, Net or Cost of Sales in the accompanying Consolidated Statements of Operations as appropriate depending on the nature of the risk being hedged. Cash flows associated with derivatives that are not designated as hedges are reported in Net Cash Provided by Operating Activities in the accompanying Consolidated Statements of Cash Flows.

The following summarizes the fair values of derivative instruments not designated as hedges as of December 31 (in millions of dollars):

	2010
	Notional Amounts	Derivative Assets (a)	Derivative Liabilities (b)
Derivatives not designated as hedging instruments:
Commodity swaps	$212	$54	$(2)
Currency forwards and swaps	145	-	(6)
Interest rate swaps	254	-	(1)

Total	$611	$54	$(9)

	2009
	Notional Amounts	Derivative Assets	Derivative Liabilities (b)
Derivatives not designated as hedging instruments:
Currency forwards and swaps	$40	$-	$(1)
Interest rate swaps	1,272	-	(28)

Total	$1,312	$-	$(29)

(a)	The related derivative instruments are recognized in the accompanying Consolidated Balance Sheets in Prepaid Expenses and Other Assets.
(b)	The related derivative instruments are recognized in the accompanying Consolidated Balance Sheets in Accrued Expenses and Other Liabilities.

The following summarizes the effect of derivative instruments in the respective financial statement captions of the accompanying Consolidated Statements of Operations (in millions of dollars):

	Financial Statement Caption	Year Ended December 31, 2010 Gain (Loss)	Period from June 10, 2009 to December 31, 2009 Gain (Loss)
Derivatives not designated as hedging instruments:
Currency forwards and swaps	Revenues, Net	$(5)	$-
Commodity swaps	Cost of Sales	68	-
Interest rate swaps	Cost of Sales	27	29

Total		$90	$29

Note 18. Derivative Financial Instruments and Risk Management

Refer to Note 3, Summary of Significant Accounting Policies, for an overview of derivative financial instruments.

The Company has elected to not present prior periods for comparative purposes in this initial year of adoption, consistent with the FASB's new standard on disclosures for derivative instruments and hedging activities effective January 1, 2009.

All derivative instruments are recognized in the consolidated balance sheets at fair value and are included in accrued expenses and other liabilities. Fair values of the Company's derivative financial instruments are based on pricing models or formulas using current estimated cash flow and discount rate assumptions. The Company includes an adjustment for non-performance risk in the recognized measure of fair value of derivative instruments. The adjustment is estimated based on the net exposure by counterparty. The Company uses an estimate of the counterparty's non-performance risk when the Company is in a net asset position and an estimate of the Company's own non-performance risk when the Company is in a net liability position. As of June 9, 2009, the adjustment for non-performance risk did not materially impact the fair value of derivative instruments.

The use of derivatives exposes the Company to the risk that a counterparty may default on a derivative contract. The Company establishes exposure limits for each counterparty to minimize this risk and provide counterparty diversification. Historically all of the Company's derivative exposures have been with counterparties that have long-term credit ratings of single-A or better. The Company typically enters into master agreements with counterparties that generally allow for netting of certain exposures; therefore, the actual loss that the Company would recognize if all counterparties failed to perform as contracted would be reduced.

Cash Flow Hedges

During the first quarter of 2009, the Company discontinued hedge accounting on its hedge designated derivative instruments because the Company could no longer conclude that the occurrence of the forecasted transactions was probable. In addition, the Company also concluded that it was probable that forecasted transactions would not occur by the end of the originally specified time period or within an additional two-month period of time thereafter. As such, the Company reclassified $147 million of net gains from AOCI to earnings during the period from January 1, 2009 to June 9, 2009 as detailed below (in millions of dollars):

	Financial Statement Caption		Gain/(Loss) Recorded in OCI	Gain/(Loss) Reclassified from AOCI to Income

Currency forwards and swaps	Revenues, Net		$-	$191
Commodity swaps	Cost of Sales		-	(44)

		Total	$-	$147

Derivatives Not Designated as Hedges

The Company has elected not to apply hedge accounting to certain derivative instruments. The Company uses derivatives to economically hedge its financial and operational exposures. Unrealized and realized gains and losses related to derivatives that are not designated as accounting hedges are included in Revenues, Net or Cost of Sales in the accompanying Consolidated Statements of Operations depending on the nature of the risk being hedged.

The following summarizes the fair values of derivative instruments not designated as hedges, which were outstanding as of June 9, 2009 (in millions of dollars):

		Notional Amounts	Derivative Assets	Derivative Liabilities

Interest rate contracts		$ 2,091	$ -	$ (55)

	Total	$ 2,091	$ -	$ (55)

The following summarizes the effect of derivative instruments in the respective financial statement captions of the accompanying Consolidated Statements of Operations for the period from January 1, 2009 to June 9, 2009 (in millions of dollars):

	Financial Statement Caption		Gain/(Loss)

Derivatives not designated as hedging instruments:
Currency forwards and swaps	Revenues, Net		$(42)
Commodity swaps	Cost of Sales		20
Interest rate contracts	Cost of Sales		9
		Total	$(13)

In connection with the Company's bankruptcy filing on April 30, 2009, the Company was required to settle all foreign currency and commodity derivative instruments during May 2009. As a result of these settlements, the Company had realized gains of $99 million, $86 million of which were immediately applied as a reduction to the First Lien Credit Agreement's outstanding principal balance. Refer to Note 12, Financial Liabilities, for additional information related to the First Lien Credit Agreement.

Debtors-In-Possession Financing (Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member])	5 Months Ended
Jun. 09, 2009
Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]
Debtors-In-Possession Financing

Note 13.  Debtors-in-Possession Financing

On May 1, 2009, the Debtors filed a motion with the Court seeking approval to enter into a DIP Credit Agreement. The Court granted interim approval of the DIP Credit Agreement on May 4, 2009. Based on such interim approval, on May 5, 2009, the Debtors entered into the DIP Credit Agreement. An amendment to the DIP Credit Agreement was entered into on May 15, 2009. Final approval of the DIP Credit Agreement was granted by the Court on May 20, 2009.

The DIP Credit Agreement provides for borrowings up to an aggregate committed amount of $4,960 million, consisting of a $3,800 million loan facility with the U.S. Treasury, and a $1,160 million loan facility with the EDC ("DIP Credit Facilities"). As additional consideration for the commitments, the Company provided the U.S. Treasury and EDC additional notes equal to $253 million and $77 million, respectively.

The use of proceeds under the DIP Credit Agreement is limited to working capital needs, capital expenditures, the payment of warranty claims and other general corporate purposes of the Debtors, including payments of expenses associated with the administration of the Chapter 11 Proceedings. In addition, $600 million of the funds advanced by the U.S. Treasury under the DIP Credit Agreement were used by the Debtors to make a payment to the USDART pursuant to and in accordance with the Ally MTA, dated as of May 21, 2009, among the U.S. Treasury, the Debtors, Ally and the USDART. Refer to Note 1, Background and Nature of Operations, and Note 23, Subsequent Events, for additional information related to USDART.

The DIP Credit Agreement specifies that interest will accrue at the eurodollar rate, as defined in the DIP Credit Agreement, plus three percent. As of June 9, 2009, the interest rate was five percent. If an event of default occurs and the lenders elect to prohibit the continuation of eurodollar loans, the interest rate shall be the sum of (i) the greater of (a) the prime rate, as published by JPMorgan Chase, (b) the federal funds effective rate, as published by the Federal Reserve Bank of New York, plus one half of one percent or (c) the last available calculation of the eurodollar rate plus one percent, (ii) a two percent increment and (iii) a default premium of five percent.

Borrowings under the DIP Credit Agreement are guaranteed by the Debtors and are secured by security interests in and liens on all presently owned and subsequently acquired assets of the Debtors. Furthermore, the U.S. Treasury and EDC have been allowed a super-priority administrative expense claim.

As of June 9, 2009, the Company had received cash proceeds of $3,014 million from the DIP Credit Facilities. The total amount of principal, including the additional notes, and accrued interest outstanding under the DIP Credit Facilities was $3,344 million and $9 million, respectively as of June 9, 2009. All amounts outstanding on the DIP Credit Facilities, including interest, are due on June 29, 2009.

A subsequent amendment to the DIP Credit Agreement was entered into on June 10, 2009. Refer to Note 23, Subsequent Events, for a discussion of subsequent events.

Employee Retirement And Other Benefits	5 Months Ended	9 Months Ended	12 Months Ended
	Jun. 09, 2009	Sep. 30, 2011	Dec. 31, 2010
Employee Retirement And Other Benefits [Abstract]
Employee Retirement And Other Benefits

Note 16. Employee Retirement and Other Benefits

The Company sponsors both noncontributory and contributory defined benefit pension plans. The majority of the plans are funded plans. The noncontributory pension plans cover certain of the hourly and salaried employees of the Company. Benefits are based on a fixed rate for each year of service. Additionally, contributory benefits are provided to certain of the salaried employees under the salaried employees' retirement plans. These plans provide benefits based on the employee's cumulative contributions, years of service during which the employee contributions were made and the employee's average salary during the five consecutive years in which the employee's salary was highest in the fifteen years preceding retirement.

The Company provides health care, legal and life insurance benefits to certain of its hourly and salaried employees. Upon retirement from the Company, employees may become eligible for continuation of certain benefits. Benefits and eligibility rules may be modified periodically.

The Company also sponsors defined contribution plans for certain of its U.S. and non-U.S. hourly and salaried employees. During the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, contribution expense related to these plans was $2 million and $34 million, respectively.

Significant Plan Events

In March 2008, the Company changed the terms of its postretirement benefits and no longer extends Company sponsored group life insurance to certain retirees. The change was treated as a settlement in accordance with the accounting guidance for postretirement benefits. As a result, during the year ended December 31, 2008 the Company recorded a net reduction to its postretirement health care and life insurance benefits obligations and recognized a net gain of approximately $375 million.

Chrysler Financial Services U.S. and Canadian Pension and OPEB Plans

U.S.

Historically, employees of Chrysler Financial participated in certain of the Company's pension, defined contribution benefit and postretirement health care and life insurance plans. The Company charged Chrysler Financial for its portion of the benefits under these plans. The charge for pension benefits was based on the specific current period pension expense for each Chrysler Financial participant. The charge for postretirement health care and life insurance benefits was based on an average actuarial determined cost for Chrysler Financial participants. For the year ended December 31, 2008, the Company charged Chrysler Financial $14 million for its portion of these benefits. There were no charges from the Company to Chrysler Financial related to these plans for the period from January 1, 2009 to June 9, 2009.

Effective March 1, 2008, and March 20, 2008, Chrysler Financial established new defined contribution benefit plans and new defined benefit pension plans, respectively, for its employees, former employees and retirees in order to transfer the Company's existing plan assets and liabilities related to Chrysler Financial's employees, former employees and retirees in the U.S. The assets allocated to the Chrysler Financial participants from the Chrysler LLC Salaried Employees Saving Plan were transferred to Chrysler Financial's new defined contribution retirement savings plan, during March 2008. The initial transfer of a substantial portion of the assets for Chrysler Financial participants in the Company's defined benefit pension plans occurred on December 1, 2008, based on an effective date of March 1, 2008. Accordingly, the Company transferred from the defined benefit pension plans to Chrysler Financial, pension obligations of $492 million, pension assets of $576 million and the related AOCI of $17 million. The non-cash transfer was consummated through an equity transaction, resulting in a decrease in member's interest. The initial amount of assets that were transferred to Chrysler Financial's pension trust in December 2008 totaled $363 million. The remaining assets that were transferred to Chrysler Financial's pension trust during the period from January 1, 2009 to June 9, 2009 totaled $104 million.

Effective January 1, 2008, Chrysler Financial established new postretirement health and life insurance plans for its employees, former employees and retirees. On December 31, 2008, the Company transferred the full postretirement health and life insurance obligation related to the Chrysler Financial participants to Chrysler Financial. The non-cash transfer was consummated through an equity transaction and resulted in a $94 million reduction of the Company's benefit obligation, a $3 million reduction in the related AOCI and a $97 million increase in the Company's member's interest. There were no corresponding postretirement health and life insurance plan assets transferred to Chrysler Financial. In connection with this transfer, the Company also transferred to Chrysler Financial a $7 million obligation for certain disability benefits related to Chrysler Financial's employees. The non-cash transfer was consummated through an equity transaction and resulted in a $7 million increase in the Company's member's interest.

Canada

On August 3, 2007, Chrysler Financial Services Canada, Inc. ("CFSC") established new pension plans for its employees, former employees and retirees in order to transfer the Company's existing plan assets and liabilities related to CFSC's employees, former employees and retirees from the Company's plans to CFSC's plans. During the first quarter of 2009, after fiscal approval was obtained, the Company transferred pension obligations of $38 million and pension assets of $34 million and derecognized the related accumulated other comprehensive loss of $5 million to the pension plans of CFSC. The non-cash transfer was consummated through an equity transaction, resulting in a decrease in member's interest.

Effective January 1, 2009, CFSC established new postretirement health and life insurance plans for its employees, former employees and retirees. During the first quarter of 2009, the Company transferred postretirement health and life insurance obligations of $11 million and derecognized the related accumulated other comprehensive income of $3 million to CFSC. The non-cash transfer was consummated through an equity transaction, resulting in an increase in member's interest.

UAW Settlement Agreement for Retiree Health Care Benefits

On March 30, 2008 the Company and the UAW entered into a settlement agreement ("Settlement Agreement") to permanently transfer the responsibility of providing postretirement health care benefits for UAW represented employees, retirees and dependents ("Covered Group") from the Company to a new retiree plan (the "Plan"). The Plan will be funded by an Independent Voluntary Employees' Beneficiary Association ("VEBA") trust (the "VEBA Trust"), which will be funded in part by future Company contributions as provided by the Settlement Agreement. Under the terms of the Settlement Agreement, on January 1, 2010 (the "Implementation Date") the Company will terminate the 2003 Chrysler-UAW Health Care Program for the Covered Group and the obligation for retiree medical claims incurred on or after such date will be the responsibility of the Plan and the VEBA Trust. In addition, the Settlement Agreement provided for amendments to the 2003 Chrysler-UAW Health Care Plan ("2003 Amendment") to implement immediate cost sharing initiatives. The 2003 Chrysler – UAW Health Care plan previously established a VEBA trust ("Existing VEBA Trust"). In connection with the 2003 Amendment the assets associated with the existing VEBA Trust were to be transferred to the newly established VEBA Trust. On July 31, 2008, the United States District Court for the Eastern District of Michigan approved the Settlement Agreement. On September 2, 2008, the judgment became final.

In accordance with the Settlement Agreement and the 2003 Amendment, the Company recognized net actuarial gains and prior service credits in AOCI of approximately $4,683 million related to its postretirement health care and life insurance benefits for the year ended December 31, 2008. In addition, the Company recognized prior service costs in AOCI of approximately $730 million related to its pension benefits for the year ended December 31, 2008. The prior service credits recognized in accordance with the postretirement health care and life insurance benefit plan amendment will be amortized over a seventeen month period through December 31, 2009. The other actuarial gains and prior service costs will be amortized over the remaining service years.

The Company recognized a plan curtailment, and therefore re-measured its existing UAW retiree medical plan ("UAW Retiree Medical Plan") obligation at August 1, 2008 to reflect the required payments and discount rate implicit in the Settlement Agreement. The change in the postretirement health care liability was recognized as an actuarial gain in AOCI and will be amortized into earnings using the 10 percent corridor approach over the average remaining service life of active plan participants. The Company will continue to recognize expense related to the UAW Retiree Medical Plan pursuant to the accounting guidance for postretirement benefits until the Implementation Date. On the Implementation Date, the Company will record a plan settlement to reflect the responsibility for providing postretirement medical benefits to the Covered Group shifting from the Company to the Plan and the VEBA Trust. All amounts recorded on the Company's balance sheet related to the UAW Retiree Medical Plan will be recognized through earnings with the exception of the liability representing the fair value of the consideration the Company is to contribute to the VEBA Trust after the Implementation Date.

In accordance with the Settlement Agreement, effective January 1, 2008, the Existing VEBA Trust assets were divided into two accounts. One account consists of the percentage of assets in the Existing VEBA Trust as of January 1, 2008 which were equal to the estimated percentage of the hourly OPEB liability covered by the existing VEBA assets attributable to Non-UAW represented employees and retirees, their eligible spouses, surviving spouses and dependents ("Non-UAW Related Account") which had a balance of approximately $41 million. The second account consists of the remaining percentage of the assets in the Existing VEBA Trust as of January 1, 2008 ("UAW Related Account") which had a balance of approximately $2,677 million. The Company withdrew $500 million from the UAW Related Account in the first quarter of 2008 for reimbursement of claims incurred by the Company under the UAW Retiree Medical Plan. No additional amounts are expected to be withdrawn from the UAW Related Account, including its investment returns, until transfer to the VEBA Trust.

Pursuant to the Settlement Agreement, the Company will issue $1,211 million of senior unsecured debt securities due January 1, 2016 ("Chrysler Note") prior to the Implementation Date. Interest on the Chrysler Note is payable on January 15 and July 15 of each year at 9 percent per annum until January 1, 2010 and 11 percent per annum thereafter. Interest on the Chrysler Note is payable to a Temporary Asset Account, as if the Chrysler Note had been issued on January 1, 2008, until the Settlement Agreement is implemented. After the Implementation Date, the Chrysler Note will be issued to, and interest will be paid to the VEBA Trust.

In addition, CarCo Intermediate Holdco I LLC ("CarCo HoldCo I"), which indirectly owns the investment in the Company and is a wholly-owned subsidiary of Holding, will issue a Warrant to the VEBA Trust with a strike price of $5.6 billion in total equity value at the Implementation Date. The Warrant matures on March 30, 2018, the tenth anniversary of the Settlement Agreement date. The total equity value of CarCo HoldCo I will determine how many common shares, representing indirect ownership, will be issued with ranges between 6.73 percent and 20.18 percent of fully diluted Class A shares of the Company.

As allowed by the Settlement Agreement, the Company is deferring approximately $434 million of payments, including interest on the Chrysler Note, which would have been payable to the Temporary Asset Account in 2008 and 2009. These payments are deferred until the Implementation Date and will accrue interest from the payment due date at 9 percent per annum.

Beginning in 2009, the Company may be required to make additional contributions of $50 million per year, limited to a maximum of 19 payments, to either the Temporary Asset Account or the VEBA Trust. Such contributions are contingent and will be required only if annual cash flow projections show that the VEBA Trust will become insolvent on a rolling twenty-five year basis. The Company has the option to prepay the remaining contingent contributions on January 1 of each year. During the period from January 1, 2009 to June 9, 2009, the Company did not make any additional contributions to the Temporary Asset Account or the New VEBA.

At the Implementation Date, the Company will be required to transfer $3,570 million, including the deferred amounts discussed above, to the VEBA Trust. In addition, at that time the Company has the option to make a lump sum transfer of $2,654 million, adjusted for the passage of time, to the VEBA Trust or elect to make annual contributions of varying amounts between $65 million and $1,554 million through 2020.

In connection with the Fiat Transaction on June 10, 2009, New Chrysler entered into a new settlement agreement with the UAW ("New Settlement Agreement"), which superseded the Settlement Agreement between the Company and the UAW. Refer to Note 23, Subsequent Events, for further discussion.

Financial Summary of Plans

The status of these plans was as follows (in millions of dollars):

	Period from January 1, 2009 to June 9, 2009		Year Ended December 31, 2008
	Pension Benefits	OPEB	Pension Benefits	OPEB
Change in benefit obligation:
Benefit obligation at beginning of period	$27,674	$13,265	$28,437	$20,161
Service cost	79	70	271	197
Interest cost	738	535	1,651	1,160
Employee contributions	4	-	14	-
Amendments and benefit changes	(128)	(273)	945	(4,817)
Actuarial (gain) loss	274	(165)	68	(1,479)
Discount rate change	(845)	(8)	(523)	(137)
Benefits paid	(1,351)	(476)	(2,718)	(1,038)
Settlements	-	-	-	(412)
Special early retirement programs and curtailment	239	-	938	73
Transfer to Chrysler Financial	-	-	(492)	(94)
Transfer to CFSC	(38)	(11)	-	-
Currency translation	373	140	(917)	(349)

Benefit obligation at end of period	$27,019	$13,077	$27,674	$13,265

Change in plan assets:
Fair value of plan assets at beginning of period	$23,528	$1,686	$31,323	$2,718
Actual return (loss) on plan assets	71	88	(3,749)	(532)
Employee contributions	4	-	14	-
Withdrawals	-	-	-	(500)
Transfer to Chrysler Financial	-	-	(576)	-
Transfer to CFSC	(34)	-	-	-
Company contributions – to pension trust	31	-	44	-
Company contributions – directly to pay benefits	46	476	62	1,038
Benefits paid	(1,351)	(476)	(2,718)	(1,038)
Currency translation	334	-	(872)	-

Fair value of plan assets at end of period	$22,629	$1,774	$23,528	$1,686

Funded status of plans	$(4,390)	$(11,303)	$(4,146)	$(11,579)

	June 9, 2009		December 31, 2008
	Pension Benefits	OPEB	Pension Benefits	OPEB
Amounts recognized on the balance sheet:
Non-current assets	$11	$-	$10	$-
Current liabilities (a)	(30)	(3,972)	-	(237)
Non-current liabilities (a)	(4,371)	(7,331)	(4,156)	(11,342)

Total	$(4,390)	$(11,303)	$(4,146)	$(11,579)

Pension and OPEB liabilities subject to compromise (a)	$(3,857)	$(9,972)	$-	$-

	June 9, 2009		December 31, 2008
	Pension Benefits	OPEB	Pension Benefits	OPEB
Amounts recognized in accumulated other comprehensive income (loss):
Unrealized actuarial net gain (loss)	$(5,220)	$4,551	$(4,876)	$4,460
Unrealized prior service cost	(1,507)	936	(1,720)	1,151

Total	$(6,727)	$5,487	$(6,596)	$5,611

	June 9, 2009	December 31, 2008
Pension plans in which accumulated benefit obligation ("ABO") exceeds plan assets:
ABO	$25,265	$23,442
Fair value of plan assets	21,193	19,611

ABO	$26,667	$27,291

Pension plans in which projected benefit obligation ("PBO") exceeds plan assets:
PBO	$26,957	$27,541
Fair value of plan assets	22,559	23,436

(a)	As of June 9, 2009, and in connection with the Chapter 11 Proceedings, certain of the current and non-current pension and OPEB liabilities are subject to compromise. See Note 11, Liabilities Subject to Compromise, for further discussion.

The components of benefit expense and other changes in plan assets and benefit obligations recognized in other comprehensive loss were as follows (in millions of dollars):

	Period from January 1, 2009 to June 9, 2009		Year Ended December 31, 2008
	Pension Benefits	OPEB	Pension Benefits	OPEB
Net periodic benefit cost:
Service cost	$79	$70	$271	$197
Interest cost	738	535	1,651	1,160
Expected return on plan assets	(863)	(56)	(2,109)	(172)
Amortization of prior service cost	84	(486)	191	(455)
Amortization of actuarial loss	-	(118)	1	(108)
Settlements	-	-	-	(412)
Other costs	-	-	(10)	3

Net periodic benefit costs	38	(55)	(5)	213
Special early retirement cost and curtailment	106	-	574	24

Total benefit costs	$144	$(55)	$569	$237

Other comprehensive loss:
Net (gain) loss	$344	$(209)	$5,368	$(4,115)
Amortization of actuarial loss	-	118	(1)	108
Prior service cost (credit)	(129)	(271)	920	(1,617)
Amortization of prior service cost	(84)	486	(191)	455

Total recognized in other comprehensive loss	131	124	6,096	(5,169)

Total recognized in total benefit costs and other comprehensive loss	$275	$69	$6,665	$(4,932)

During the remainder of 2009, approximately $148 million of unrealized actuarial net gains are expected to be amortized into expense. Additionally, the net gains from unrealized prior service cost are expected to be approximately $507 million for the remainder of 2009, which includes the gains from the VEBA amendment of $570 million.

Assumptions

Assumptions used to determine the benefit obligation and expense were as follows:

	Period from January 1, 2009 to June 9, 2009		Year Ended December 31, 2008
	Pension Benefits	OPEB	Pension Benefits	OPEB
Weighted-Average Assumptions Used to Determine Benefit Obligations:
Discount rate – ongoing benefits	6.60%	6.65%	6.25%	6.25%
Rate of compensation increase	4.08%	4.50%	4.00%	4.50%

Weighted-Average Assumptions Used to Determine Periodic Costs:
Discount rate – ongoing benefits	6.25%	6.25%	6.09%	6.38%
Expected return on plan assets	7.42%	7.50%	7.43%	7.50%
Rate of compensation increase	4.00%	4.50%	4.00%	4.50%

The annual rate of increase in the per capita cost of covered U.S. health care benefits assumed for 2009 was 7.0 percent. The annual rate was assumed to decrease gradually to 5.0 percent in 2015 and remain at that level thereafter. The annual rate of increase in the per capita cost of covered Canadian health care benefits assumed for 2009 was 4.4 percent. The annual rate was assumed to decrease to 3.9 percent in 2010 and remain at that level thereafter.

The assumed health care cost trend rate has a significant effect on the amounts reported for postretirement health care and life insurance benefits. A one percentage point change in the assumed health care cost trend rate for U.S. and Canada combined would have the following effects as of June 9, 2009 (in millions of dollars):

	One Percentage Point
	Increase	Decrease
Effect on total of service and interest cost components	$15	$(13)
Effect on postretirement benefit obligation	183	(163)

The expected rate of return on plan assets for pension and postretirement health care, legal and life insurance plans is based on long-term actual portfolio results, historical total market returns and an assessment of the expected future returns for the asset classes in the portfolios. The assumptions of future market returns over the next ten years are based on surveys of large investment managers and other experts. Accordingly, actual returns which significantly differ from expected returns during a one or two year period may not significantly change the historical long-term rate of return such as to necessitate or warrant revision of the expected long-term rate of return.

The discount rates for the plans were determined as of June 9, 2009 and December 31, 2008. The rates are based on yields of high-quality (AA-rated or better) fixed income investments and an indicative AA-rated yield curve for which the timing and amounts of payments match the timing and amounts of the projected pension and postretirement health care, legal and life insurance benefit payments.

Plan Assets

The Company invests pension and postretirement health care, legal and life insurance plan assets using a disciplined and consistent strategy in an attempt to maximize the long-term rate of return given an acceptable level of risk while minimizing costs. The primary method used to minimize risk is through diversification of asset categories. These asset classes include equity, fixed income and alternative investments.

Investment policies and strategies are defined by the Company's investment committee, which includes senior financial management. The investment committee meets regularly to approve asset allocations, review the risks and investment returns achieved on plan assets and approve the selection and retention of external investment managers. Investment managers are retained for the purpose of managing specific investment strategies within contractual investment guidelines. Certain investment managers are permitted to use derivative instruments for investment purposes, as well as for hedging and rebalancing.

Periodically, the Company conducts asset/liability studies which use Modern Portfolio Theory to determine an optimal long-term model asset allocation. The model portfolio represents a passive investment in four major asset categories: U.S. equity, international equity, fixed income and cash. The model portfolio provides the basis for establishing a further refined benchmark portfolio. Using efficient frontier modeling, the model portfolio is expanded to include additional sub-asset classes. This benchmark portfolio is designed to add value by improving the risk/return profile over the model portfolio through the addition of sub-asset classes. Actual asset return performance is measured against the benchmark portfolio. The investment committee annually establishes and implements a target portfolio that is a one-year tactical view of the benchmark portfolio. The target portfolio is designed to outperform the benchmark portfolio given an acceptable level of risk.

While target asset allocation percentages will vary over time, the Company's overall investment strategy is to achieve a mix of assets, which allows the Company to meet projected benefit payments while minimizing cash contributions from the Company over the life of the plans. The weighted-average target asset allocations for all pension plan assets are currently 47 percent fixed income, 27 percent equity, and 26 percent alternative investments. The weighted-average target asset allocations for all OPEB plan assets are currently 65 percent equity and 35 percent fixed income. As a result of the Company's diversification strategies, there are no significant concentrations of risk, in terms of sector, industry, geography or counterparty.

The Company has contributed assets to the VEBA for payment of non-pension employee benefits. As of June 9, 2009, the Company had total VEBA assets of $1,774 million, which were designated and restricted for the payment of postretirement health care benefits. As of December 31, 2008, the VEBA trust had a total balance of $1,691 million, of which $1,686 million was designated and restricted for the payment of postretirement health care benefits.

Contributions and Payments

In connection with the Daimler Settlement, the Company has a $600 million receivable from Daimler to fund contributions to the Company's U.S. pension plans. The receivable is due to the Company in three equal installments in June 2009, 2010 and 2011. In connection with the Fiat Transaction, this receivable and certain pension plans were transferred to New Chrysler. Refer to Note 19, Other Transactions with Related Parties, for additional details of the settlement and receivable.

Employer contributions to the Company's pension plans are expected to be approximately $502 million for the remainder of 2009, all of which are estimated to be needed to satisfy minimum funding requirements. Of the employer contributions, $200 million will be funded upon receipt of the Daimler receivable noted above and $302 million is anticipated to be in cash. Employer contributions to the Company's unfunded pension and OPEB plans are expected to be $30 million and $527 million, respectively for the remainder of 2009, which represents expected benefit payments to participants.

Estimated future pension and postretirement health care, legal and life insurance benefits payments, and the Medicare Prescription Drug Improvement and Modernization Act of 2003 subsidy expected to be received for the next ten years are as follows (in millions of dollars):

	Pension Benefits	OPEB	Health Care Subsidy Receipts (a)
Remainder of 2009	$1,283	$527	$30
2010	2,546	173	2
2011	2,423	169	2
2012	2,338	166	2
2013	2,264	164	2
2014	2,202	163	2
2015 – 2019	10,156	816	8

(a)	Represents Medicare Part D Subsidy

Note 13. Employee Retirement and Other Benefits

We sponsor both noncontributory and contributory defined benefit pension plans. The majority of the plans are funded plans. The noncontributory pension plans cover certain of our hourly and salaried employees. Benefits are based on a fixed rate for each year of service. Additionally, contributory benefits are provided to certain of our salaried employees under the salaried employees' retirement plans. These plans provide benefits based on the employee's cumulative contributions, years of service during which the employee contributions were made and the employee's average salary during the five consecutive years in which the employee's salary was highest in the fifteen years preceding retirement.

We provide health care, legal and life insurance benefits to certain of our hourly and salaried employees. Upon retirement from the Company, employees may become eligible for continuation of certain benefits. Benefits and eligibility rules may be modified periodically.

Benefit Expense

The components of pension and other postretirement benefits ("OPEB") (income) expense were as follows (in millions of dollars):

	Three Months Ended September 30,				Nine Months Ended September 30,
	2011		2010		2011		2010
	Pension Benefits	OPEB	Pension Benefits	OPEB	Pension Benefits	OPEB	Pension Benefits	OPEB
Service cost	$65	$6	$60	$8	$197	$16	$184	$26
Interest cost	383	32	377	49	1,143	101	1,126	145
Expected return on plan assets	(461)	-	(437)	(1)	(1,369)	-	(1,310)	(2)
Gain on VEBA claims adjustment	-	-	-	-	-	(15)	-	-
Amortization of unrecognized loss	-	3	-	1	-	8	-	3
Amortization of prior service cost	-	-	-	-	-	-	-	-

Net periodic benefit (income) expense	(13)	41	-	57	(29)	110	-	172
Special early retirement costs	46	-	-	-	73	-	-	-

Total benefit expense	$33	$41	$-	$57	$44	$110	$-	$172

Contributions and Payments

In connection with the 363 Transaction, we acquired a $600 million receivable from Daimler to fund contributions to our U.S. pension plans. This receivable was payable to us in three equal annual installments, of which, the third and final $200 million installment was received by us in June 2011.

During the nine months ended September 30, 2011, employer contributions to our funded pension plans amounted to $330 million, which was funded in part with the $200 million payment from Daimler. Employer contributions to our funded pension plans are expected to be $21 million for the remainder of 2011, all of which are anticipated to be made in cash to satisfy minimum funding requirements for our plans in Canada. Employer contributions to our unfunded pension and OPEB plans amounted to $9 million and $170 million, respectively, for the nine months ended September 30, 2011. Employer contributions to our unfunded pension and OPEB plans are expected to be $3 million and $48 million, respectively, for the remainder of 2011, which represents the expected benefit payments to participants.

Note 18.  Employee Retirement and Other Benefits

We sponsor both noncontributory and contributory defined benefit pension plans. The majority of the plans are funded plans. The noncontributory pension plans cover certain of our hourly and salaried employees. Benefits are based on a fixed rate for each year of service. Additionally, contributory benefits are provided to certain of our salaried employees under the salaried employees' retirement plans. These plans provide benefits based on the employee's cumulative contributions, years of service during which the employee contributions were made and the employee's average salary during the five consecutive years in which the employee's salary was highest in the fifteen years preceding retirement.

We provide health care, legal and life insurance benefits to certain of our hourly and salaried employees. Upon retirement from the Company, employees may become eligible for continuation of certain benefits. Benefits and eligibility rules may be modified periodically.

We also sponsor defined contribution plans for certain of our U.S. and non-U.S. hourly and salaried employees. During the year ended December 31, 2010 and for the period from June 10, 2009 to December 31, 2009, contribution expense related to these plans was $5 million and $2 million, respectively.

Significant Plan Events

Transfer of VEBA Trust Assets and Obligations to the UAW Retiree Medical Benefits Trust

In connection with the 363 Transaction, we entered into the VEBA Settlement Agreement with the UAW, which provided for certain postretirement health care benefits to vested retirees. Under the VEBA Settlement Agreement, we created the UAW Postretirement Health Care Plan, which was responsible for paying all health care claims incurred by our UAW vested retirees ("Covered Retirees") from June 10, 2009 through January 1, 2010. On January 1, 2010, the VEBA Trust assumed responsibility for all claims incurred by our UAW retirees subsequent to January 1, 2010, with the exception of claims incurred by retirees who participated in an early retirement program offered by Old Carco during the period from April 28, 2009 through May 25, 2009 ("Window Period"). For these individuals, we have an obligation to pay all claims incurred for 24 months from the date the individual retired. The VEBA Trust will assume responsibility for all claims incurred after that date.

On June 10, 2009, and in accordance with the terms of the VEBA Settlement Agreement, we issued the VEBA Trust Note with a face value of $4,587 million and a 67.7 percent ownership interest in the Company. Refer to Note 12, Financial Liabilities, and Note 19, Other Transactions with Related Parties, for additional information. The VEBA Trust Note has an implied interest rate of 9 percent. The fair value of the VEBA Trust Note and Membership Interests at June 10, 2009 were estimated to be $2,277 million and $479 million, respectively. The assumptions used to estimate the fair value of the VEBA Trust Note and Membership Interests are discussed below—under Assumptions.

The health care OPEB obligation related to UAW represented employees and retirees at June 10, 2009 and December 31, 2009 was included in accrued expenses and other liabilities. As of December 31, 2009, the obligation included the following items as a result of the VEBA Settlement Agreement: (i) the VEBA Trust Note and membership interests issued to the VEBA Trust, which, in total, were valued at $5,077 million, including $233 million of accrued interest, (ii) an obligation equal to the existing VEBA Trust assets to be transferred to the UAW along with an off-setting amount for the value of the existing VEBA Trust assets and (iii) an obligation for anticipated claims to be incurred by the Covered Retirees through January 1, 2010 or during the Window Period for participating retirees. During the year ended December 31, 2010, we recognized a $35 million gain associated with these claims as a result of the actual claims incurred by the Covered Retirees being less than anticipated.

Our policy is to utilize the 10 percent corridor approach, which is in accordance with accounting guidance related to OPEB plans. For OPEB plans that are short-term in nature and under which our obligation is capped, our policy is to immediately recognize actuarial gains or losses. On the measurement date of December 31, 2009, the OPEB obligation increased primarily due to a change in discount rate, resulting in a loss. Therefore, we immediately recognized a loss of $2,051 million in the net periodic benefit costs, as a result of the increases in the fair values of the VEBA Trust Note and Membership Interests, calculated as follows:

	June 10, 2009	Interest Expense and Accretion for the Period from June 10, 2009 to December 31, 2009	Remeasurement Loss for the Period from June 10, 2009 to December 31, 2009	December 31, 2009
VEBA Trust Note	$2,277	$37	$1,540	$3,854
Accrued Interest	-	233	-	$233
VEBA Trust Membership Interests	479	-	511	990

Total	$2,756	$270	$2,051	$5,077

The loss is included in Selling, Administrative, and Other Expenses in the accompanying Consolidated Statements of Operations.

On January 1, 2010, and in accordance with the terms of the VEBA Settlement Agreement, we transferred $1,972 million of plan assets to the VEBA Trust and thereby were discharged of $7,049 million of benefit obligations related to postretirement health care benefits for certain UAW retirees. As a result of this settlement, we derecognized the associated OPEB obligation of $5,077 million, which was included in Accrued Expenses and Other Liabilities in the accompanying Consolidated Balance Sheets as of December 31, 2009. Separately, we recognized a financial liability for the VEBA Trust Note at a fair value of $3,854 million, which included the $4,587 million VEBA Trust Note net of the related discount of $733 million, along with accrued interest of $233 million. In addition, the contribution receivable for the VEBA Trust Membership Interests of $990 million was satisfied.

Canadian HCT Settlement Agreement

On August 13, 2010, Chrysler Canada entered into the Canadian HCT Settlement Agreement with the CAW to permanently transfer the responsibility for providing postretirement health care benefits to the Covered Group to a new retiree plan. The new retiree plan will be funded by the HCT.

On December 31, 2010, and in accordance with the Canadian HCT Settlement Agreement, Chrysler Canada issued the Canadian HCT Notes to the HCT with a fair value of $1,087 million ($1,085 million CAD) and made a cash contribution of $104 million to the HCT in exchange for settling its retiree health care obligations for the Covered Group. In accordance with the Canadian HCT Settlement Agreement, the cash contribution was determined based on an initial payment of $175 million which was adjusted for the following: (i) reduced by $53 million for benefit payments made by us for claims incurred by the Covered Group from January 1, 2010 through December 31, 2010, (ii) reduced by $22 million for required taxes associated with the transaction and administrative costs and (iii) increased by $4 million for interest charges and retiree contributions received by us during the same period. In addition, on December 31, 2010, we paid $3 million to the HCT for taxes incurred related to this transaction. As of December 31, 2010, $19 million of obligations associated with this transaction were outstanding and are scheduled to be paid in 2011.

During the year ended December 31, 2010, we recognized a $46 million loss as a result of the Canadian HCT Settlement Agreement, which was calculated as follows (in millions):

OPEB obligation settled	$1,213
Recognition of actuarial losses included in AOCI	(46)
Fair value of Canadian HCT Notes issued to HCT	(1,087)
Cash contribution to HCT	(104)
Tax obligations associated with the Canadian HCT Settlement Agreement	(22)

Net loss on Canadian HCT Settlement Agreement	$(46)

On December 31, 2010, and in accordance with the Canadian HCT Settlement Agreement, we made a $45 million (CAD $45 million) principal payment on the Canadian HCT Notes. Refer to Note 12, Financial Liabilities, for additional information related to the Canadian HCT Notes.

The following summarizes the changes in the benefit obligations and related plan assets, as well as the status of the plans at year end (in millions of dollars):

	Year Ended December 31, 2010			Period from June 10, 2009 to December 31, 2009
	Pension Benefits	OPEB		Pension Benefits	OPEB
Change in benefit obligation:
Benefit obligation at beginning of period	$28,595	$10,842		$25,950	$8,280
VEBA Settlement	-	(7,049)		-	-
Canadian HCT Settlement	-	(1,213)		-	-
Service cost	242	34		106	83
Interest cost	1,526	194		930	465
Employee contributions	10	-		5	-
Amendments and benefit changes	-	(5)		-	(1)
Actuarial (gain)/loss	1,006	(17)		8	669
Gain on VEBA claims adjustment	-	(35)		-	-
Discount rate change	635	77		2,653	1,808
Benefits paid	(2,446)	(272	)(a)	(1,265)	(526)
Special early retirement programs	26 (b)	-		12	-
Other, primarily currency translation	280	80		196	64

Benefit obligation at end of period	$29,874	$2,636		$28,595	$10,842

Change in plan assets:
Fair value of plan assets at beginning of period	$24,731	$2,009		$22,629	$1,774
VEBA Settlement	-	(1,972)		-	-
Actual return on plan assets	2,929	-		2,934	235
Employee contributions	10	-		5	-
Company contributions – to pension trust	358	-		228	-
Company contributions – directly to pay benefits	32	272		12	526
Benefits paid	(2,446)	(272)		(1,265)	(526)
Other, primarily currency translation	251	-		188	-

Fair value of plan assets at end of period	$25,865	$37		$24,731	$2,009

Funded status of plans	$(4,009)	$(2,599)		$(3,864)	$(8,833)

Amounts recognized on the balance sheet:
Non-current assets	$71	$-		$36	$-
Current liabilities	(22)	(215)		(22)	(5,415)
Non-current liabilities	(4,058)	(2,384)		(3,878)	(3,418)

Total	$(4,009)	$(2,599)		$(3,864)	$(8,833)

Amounts recognized in accumulated other comprehensive loss:
Unrealized actuarial net loss	$(1,106)	$(270)		$(648)	$(265)
Unrealized prior service credit	-	6		-	1

Total	$(1,106)	$(264)		$(648)	$(264)

Pension plans in which accumulated benefit obligation ("ABO") exceeds plan assets at December 31:
ABO	$28,961			$27,717
Fair value of plan assets	25,330			24,246

ABO at December 31	$29,410			$28,166

Pension plans in which projected benefit obligation ("PBO") exceeds plan assets at December 31:
PBO	$29,410			$28,146
Fair value of plan assets	25,330			24,246

(a)	Includes $53 million of benefit payments made during 2010 related to claims incurred by the Covered Group from January 1, 2010 through December 31, 2010.
(b)	Includes $27 million of special early retirement costs, partially offset by $1 million recognized in other comprehensive loss.

The components of benefit expense and other changes in plan assets and benefit obligations recognized in other comprehensive loss were as follows (in millions of dollars):

	Year Ended December 31, 2010		Period from June 10, 2009 to December 31, 2009
	Pension Benefits	OPEB	Pension Benefits	OPEB
Net periodic benefit cost:
Service cost	$242	$34	$106	$83
Interest cost	1,526	194	930	465
Expected return on plan assets	(1,741)	-	(914)	(74)
Loss on Canadian HCT Settlement	-	46	-	-
Remeasurement loss on VEBA Trust Note and Membership Interests	-	-	-	2,051
Gain on VEBA claims adjustment	-	(35)	-	-
Amortization of unrecognized loss	-	6	-	-
Amortization of prior service cost	-	-	-	-

Net periodic benefit costs	27	245	122	2,525
Special early retirement cost	27	-	12	-

Total benefit costs	$54	$245	$134	$2,525

Other comprehensive loss:
Net loss	$458	$22	$648	$2,316
Recognition of loss on Canadian HCT Settlement	-	(46)	-	-
Recognition of loss on VEBA Trust Note and Membership Interests remeasurement	-	-	-	(2,051)
Recognition of gain on VEBA claims adjustment	-	35	-	-
Amortization of unrecognized loss	-	(6)	-	-
Prior service cost (credit)	-	(5)	-	(1)
Amortization of prior service cost	-	-	-	-

Total recognized in other comprehensive loss	458	-	648	264

Total recognized in total benefit costs and other comprehensive loss	$512	$245	$782	$2,789

In 2011, $14 million of unrealized actuarial net losses are expected to be amortized into expense. Additionally, the charges from unrealized prior service cost are expected to be less than $1 million in 2011.

Assumptions

Assumptions used to determine the benefit obligation and expense were as follows:

	Year Ended December 31, 2010		Period from June 10, 2009 to December 31, 2009
	Pension Benefits	OPEB	Pension Benefits	OPEB
Weighted-Average Assumptions Used to Determine Benefit Obligations at December 31:
Discount rate – ongoing benefits	5.33%	5.57%	5.54%	5.38%
Discount rate – VEBA Trust Note	N/A	N/A	N/A	11.69%
Rate of compensation increase	4.08%	4.50%	4.08%	4.50%

Weighted-Average Assumptions Used to Determine Periodic Costs:
Discount rate – ongoing benefits	5.54%	5.38%	6.60%	5.81%
Discount rate – VEBA Trust Note	N/A	N/A	N/A	21.02%
Expected return on plan assets	7.41%	-	7.42%	7.50%
Rate of compensation increase	4.08%	4.50%	4.08%	4.50%

We currently sponsor OPEB plans in the U.S. and Canada only. The annual rate of increase in the per capita cost of covered U.S. health care benefits assumed for 2010 was 6.5 percent. The annual rate was assumed to decrease gradually to 5.0 percent in 2015 and remain at that level thereafter. The annual rate of increase in the per capita cost of covered Canadian health care benefits assumed for 2010 was 3.9 percent. The annual rate was assumed to remain at 3.9 percent thereafter.

The assumed health care cost trend rate has a significant effect on the amounts reported for postretirement health care and life insurance benefits. A one percentage point change in the assumed health care cost trend rate for U.S. and Canada combined would have the following effects as of December 31, 2010 (in millions of dollars):

	One Percentage Point
	Increase	Decrease
Effect on total of service and interest cost components	$5	$(4)
Effect on postretirement benefit obligation	61	(54)

The expected long-term rate of return on plan assets assumption is developed using a consistent approach across all plans. This approach primarily considers various inputs from a range of advisors for long-term capital market returns, inflation, bond yields and other variables, adjusted for specific aspects of our investments strategy.

The discount rates for the plans were determined as of December 31 of each year. The rates are based on yields of high-quality (AA-rated or better) fixed income investments for which the timing and amounts of payments match the timing and amounts of the projected pension and postretirement health care, legal and life insurance benefit payments.

The fair values and yields of the VEBA Trust Note at June 10, 2009 and December 31, 2009 and the Canadian HCT Notes at December 31, 2010 were determined based on the estimated price to transfer the note to a market participant at the respective measurement dates, taking into account our non-performance risk and market conditions at those dates. The fair value of the VEBA Trust Note and the Canadian HCT Notes was estimated using a discounted cash flow methodology utilizing the contractual cash flows per the note agreements discussed in Note 12, Financial Liabilities and a synthetic credit rating to estimate the non-performance risk associated with our debt instruments. Market observable data for discount rates reflecting the non-performance risk of the obligations was not available at the measurement dates. Appropriate discount rates were estimated by extrapolating market observable debt yields at the measurement dates. The discount rates used to estimate the fair value of the VEBA Trust Note, which has a final maturity date of July 2023, were 21.0 percent and 11.7 percent at June 10, 2009 and December 31, 2009, respectively. The change in discount rates was due to a significant improvement in the credit markets from June 10, 2009 to December 31, 2009. This improvement resulted in a significant decrease in the extrapolated yield curve used to estimate the fair value of the VEBA Trust Note. The discount rates used to estimate the fair value of the four Canadian HCT Notes ranged from 5.81 percent to 9.75 percent at December 31, 2010. These discount rates reflect the contractual payment terms and maturities of the Canadian HCT Notes, which, as discussed in Note 12, Financial Liabilities, range from a final maturity of June 2012 for Tranche D to June 2024 for Tranches B and C. Generally, the non-performance risk of an obligation increases with the term of the obligation. As such, shorter-term obligations tend to have a lower non-performance risk, and therefore a lower discount rate than longer-term obligations, which is reflected in the range of rates used to fair value the Canadian HCT Notes and the VEBA Trust Note. Additionally, the discount rates used to measure the fair value of the Canadian HCT Notes as of December 31, 2010 reflect continued improvements in the extrapolated yield curve derived from observable market data as compared to December 31, 2009, which was the measurement date for the VEBA Trust Note.

The fair value of the VEBA Trust Membership Interests at June 10, 2009 and December 31, 2009 was determined using a discounted cash flow model that discounts the expected future cash flows of the Company by an estimated WACC and subtracting the face value of the Company's debt at the measurement date. Key inputs used in the model included:

•	Annual projections through 2014 prepared by management that reflect the estimated after-tax cash flows a market participant would expect to generate from operating the business;

•

A terminal value which was determined using a growth model that applied a 2.0 percent long-term growth rate to our projected after-tax cash flows beyond 2014. The long-term growth rate was based on our internal projections as well as industry growth prospects;

•

The estimated after-tax WACC used as of June 10, 2009 and December 31, 2009 was 19.5 percent and 15.3 percent, respectively. The decrease in the WACC was primarily attributable to the improvements in the credit markets noted above, which resulted in a decrease in the estimated cost of debt; and

•	Projected worldwide factory shipments ranging from 1.6 million vehicles in 2010 to 2.8 million vehicles in 2014.

Refer to Note 3, Summary of Significant Accounting Policies, and Note 15, Fair Value Measurements, for discussions of the principles applied to measure fair value.

Plan Assets

Our investment strategies and objectives for pension assets reflect a balance of liability-hedging and return-seeking considerations. Our investment objectives are to minimize the volatility of the value of the pension assets relative to pension liabilities and to ensure pension assets are sufficient to pay plan benefits. Our objective of minimizing the volatility of assets relative to liabilities is addressed primarily through asset diversification, partial asset-liability matching and hedging. Assets are broadly diversified across many asset classes to achieve risk-adjusted returns that, in total, lower asset volatility relative to the liabilities. In order to minimize pension asset volatility relative to the pension liabilities, a portion of the pension plan assets are allocated to fixed income investments.

The weighted-average target asset allocations for all of our plan assets are currently 46 percent fixed income, 27 percent equity, 24 percent alternative investments and 3 percent other investments. Our policy, which rebalances investments regularly, ensures actual allocations are in line with target allocations as appropriate.

All assets are actively managed by external investment managers. Investment managers are not permitted to invest outside of the asset class or strategy for which they have been appointed. We use investment guidelines to ensure investment managers invest solely within the mandated investment strategy. Certain investment managers use derivative financial instruments to mitigate the risk of changes in interest rates and foreign currencies impacting the fair values of certain investments. Derivative financial instruments may also be used in place of physical securities when it is more cost effective and/or efficient to do so.

Sources of potential risk in the pension plan assets relate to market risk, interest rate risk and operating risk. Market risk is mitigated by diversification strategies and as a result, there are no significant concentrations of risk in terms of sector, industry, geography, market capitalization, manager or counterparty. Interest rate risk is mitigated by partial asset-liability matching. Our fixed income target asset allocation partially matches the bond-like and long-dated nature of the pension liabilities. Interest rate increases generally will result in a decline in fixed income assets while reducing the present value of the liabilities. Conversely, interest rate decreases will increase fixed income assets, partially offsetting the related increase in the liabilities. Operating risks are mitigated through ongoing oversight of external investment managers' style adherence, team strength, firm health and internal controls.

The fair values of our pension plan assets as of December 31 by asset class are as follows (in millions of dollars):

	2010
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Pension plan assets:
Cash and cash equivalents	$631	$20	$611	$-
Equity securities:
U.S. companies	2,871	2,857	14	-
Non-U.S. companies	2,531	2,531	-	-
Common collective trusts	1,570	130	1,440	-
Fixed income securities:				-
Government securities	4,616	1,047	3,569	-
Corporate bonds	4,684	-	4,684	-
Convertible and high yield bonds	855	-	855	-
Other fixed income	488	-	488	-
Other investments:
Private equity funds	2,826	-	-	2,826
Real estate funds	1,503	-	994	509
Hedge funds	2,741	-	1,600	1,141
Insurance contracts	434	-	434	-
Other	21	(21)	26	16

Total	$25,771	$6,564	$14,715	$4,492

Other Assets (Liabilities):
Cash and cash equivalents	4
Accounts receivable	1,221
Accounts payable	(1,131)

Total fair value of pension assets	$25,865

	2009
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Pension plan assets:
Cash and cash equivalents	$974	$167	$807	$-
Equity securities:
U.S. companies	2,647	2,639	8	-
Non-U.S. companies	2,355	2,353	-	2
Common collective trusts	1,571	110	1,461	-
Fixed income securities:
Government securities	4,273	1,373	2,900	-
Corporate bonds	4,805	-	4,805	-
Convertible and high yield bonds	968	-	965	3
Other fixed income	378	-	378	-
Other investments:
Private equity funds	2,330	-	-	2,330
Real estate funds	1,252	-	169	1,083
Hedge funds	2,612	-	1,564	1,048
Insurance contracts	404	-	404	-
Other	57	9	28	20

Total	$24,626	$6,651	$13,489	$4,486

Other Assets (Liabilities):
Cash and cash equivalents	2
Accounts receivable	1,066
Accounts payable	(963)

Total fair value of pension assets	$24,731

A reconciliation of Level 3 pension plan assets held by us is as follows (in millions of dollars):

	Year Ended December 31, 2010
	January 1, 2010	Net Unrealized Gains (Losses)	Net Realized Gains (Losses)	Net Purchases, Issuances and Settlements	Transfers Into (Out of) Level 3		December 31, 2010
Equity securities:
Non-U.S. companies	$2	$(1)	$(1)	$-	$-		$-
Fixed income securities:
Corporate bonds	-	-	-	-	-		-
Convertible and high yield bonds	3	-	-	(3)	-		-
Other investments:
Private equity funds	2,330	263	(5)	238	-		2,826
Real estate funds	1,083	25	121	67	(787	) (a)	509
Hedge funds	1,048	104	4	(15)	-		1,141
Other	20	-	(3)	(1)	-		16

Total	$4,486	$391	$116	$286	$(787)		$4,492

(a)	During 2010, investments in real estate funds valued at approximately $787 million were transferred from Level 3 to Level 2. At December 31, 2009, these funds were classified as Level 3 due to restrictions on the redemption of these funds. During 2010, the restrictions on the redemptions were removed and the funds were transferred to Level 2 accordingly.

	Period from June 10, 2009 to December 31, 2009
	June 10, 2009	Net Unrealized Gains (Losses)	Net Realized Gains (Losses)	Net Purchases, Issuances and Settlements	Transfers Into (Out of) Level 3	December 31, 2009
Equity securities:
Non-U.S. companies	$-	$-	$-	$2	$-	$2
Fixed income securities:
Corporate bonds	2	-	-	(2)	-	-
Convertible and high yield bonds	5	1	-	(3)	-	3
Other investments:
Private equity funds	1,961	323	(14)	60	-	2,330
Real estate funds	1,240	(182)	-	25	-	1,083
Hedge funds	1,167	147	(49)	(217)	-	1,048
Other	29	(7)	2	(4)	-	20

Total	$4,404	$282	$(61)	$(139)	$-	$4,486

The fair values of our other postretirement health care and life insurance benefit plan assets as of December 31 by asset class are as follows (in millions of dollars):

	2010
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

OPEB plan assets:
Cash and cash equivalents	$37	$-	$37	$-

Total	$37	$-	$37	$-

	2009
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

OPEB plan assets:
Cash and cash equivalents	$136	$2	$134	$-
Equity securities:
U.S. companies	218	218	-	-
Non-U.S. companies	197	197	-	-
Common collective trusts	688	-	688	-
Fixed income securities:
Government securities	338	152	186	-
Corporate bonds	358	-	358	-
Other fixed income	80	-	80	-

Total	$2,015	$569	$1,446	$-

Other Assets (Liabilities):
Accounts receivable	$152
Accounts payable	(158)

Total fair value of OPEB assets	$2,009

Plan assets are recognized and measured at fair value in accordance with the accounting guidance related to fair value measurements, which specifies a fair value hierarchy based upon the observability of inputs used in valuation techniques (Level 1, 2 and 3). A variety of inputs are used, including independent pricing vendors, third party appraisals, and fund net asset value ("NAV") provided by the investment manager or a third party administrator. Plan assets valued using NAV are classified as Level 3 if redemption at the measurement date is not available. Transfers into and out of fair value hierarchy levels are recognized as of the end of the reporting period. Refer to Note 3, Summary of Significant Accounting Policies, for a discussion of the fair value hierarchy.

Cash and cash equivalents are primarily invested in short-term, high quality government securities and are valued at their outstanding balances, which approximate fair value.

Equity investments are invested broadly in U.S., developed international and emerging market equity securities and are generally valued using quoted market prices. Common collective trust funds are valued at their NAV, which is based on the percentage ownership interest in the fair value of the underlying assets.

Fixed income investments are comprised primarily of long duration U.S. Treasury and global government bonds, as well as U.S., developed international and emerging market companies' debt securities diversified by sector, geography and through a wide range of market capitalizations. Fixed income securities are valued using quoted market prices. If quoted market prices are not available, prices for similar assets and matrix pricing models are used.

Other investments include private equity, real estate and hedge funds which are generally valued based on the NAV. Private equity investments include those in limited partnerships that invest primarily in operating companies that are not publicly traded on a stock exchange. Our private equity investment strategies include leveraged buyouts, venture capital, mezzanine and distressed investments. Real estate investments include those in limited partnerships that invest in various commercial and residential real estate projects both domestically and internationally. Hedge fund investments include those seeking to maximize absolute returns using a broad range of strategies to enhance returns and provide additional diversification. Investments in limited partnerships are valued at the NAV, which is based on audited financial statements of the funds when available, with adjustments to account for partnership activity and other applicable valuation adjustments.

Contributions and Payments

In connection with the 363 Transaction, we acquired a $600 million receivable from Daimler to fund contributions to our U.S. pension plans. We received $200 million of this receivable in both June 2009 and June 2010 and the remaining $200 million is due to us in June 2011. The carrying value of the receivable at December 31, 2010 was $198 million and is included in Prepaid Expenses and Other Assets in the accompanying Consolidated Balance Sheets.

Employer contributions to our funded pension plans are expected to be approximately $338 million in 2011. Of the employer contributions, $200 million will be made to the U.S. plans upon receipt of the Daimler receivable noted above and $138 million is anticipated to be made in cash to satisfy minimum funding requirements for our plans in Canada. Employer contributions to our unfunded pension and OPEB plans are expected to be $12 million and $231 million, respectively, in 2011, which represents the expected benefit payments to participants.

Estimated future pension and OPEB benefits payments, and the Medicare Prescription Drug Improvement and Modernization Act of 2003 subsidy expected to be received for the next ten years are as follows (in millions of dollars):

	Pension Benefits	OPEB	Medicare Part D Subsidy Receipts
2011	$2,375	$231	$2
2012	2,302	179	2
2013	2,241	177	2
2014	2,186	176	2
2015	2,140	176	2
2016 – 2020	10,123	875	8

In March 2010, the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively the "Acts") were enacted. The primary focus of the Acts is to significantly reform health care in the U.S., however several provisions of the Acts do not take effect for several years. Based on our initial assessment, we do not believe that the Acts will have a significant impact on our future period financial results.

Other Transactions With Related Parties	5 Months Ended	9 Months Ended	12 Months Ended
	Jun. 09, 2009	Sep. 30, 2011	Dec. 31, 2010
Other Transactions With Related Parties [Abstract]
Other Transactions With Related Parties

Note 19. Other Transactions with Related Parties

The Company engages in transactions with unconsolidated subsidiaries, associated companies and other related parties on commercial terms that are normal in the respective markets, considering the characteristics of the goods and services involved.

Cerberus, Daimler and Holding

U.S. Treasury Loan Agreement with Holding

As described in Note 2, Basis of Presentation, on December 31, 2008, Holding entered into the U.S. Treasury Loan Agreement, which was subsequently amended on January 2, 2009, pursuant to which the U.S. Treasury agreed to provide Holding with a $4.0 billion secured term loan facility. On January 2, 2009, Holding borrowed $4.0 billion under the facility and simultaneously contributed the proceeds to the Company. On April 29, 2009, and in accordance with the Warranty Commitment Program, the U.S. Treasury Loan Agreement was amended to increase the Facility by $280 million for the Warranty SPV. As additional consideration for the borrowings, the U.S. Treasury required Holding to provide a total of $285 million of senior secured notes as a cost of borrowing.

In March 2009, the Company paid $5 million of debt issuance costs on behalf of Holding in connection with the U.S. Treasury Loan Agreement, which has been reflected as a reduction in the total proceeds received from Holding related to this agreement.

Effective March 31, 2009, interest payments are required quarterly. On March 31, 2009, the Company returned $52 million of capital to Holding and Holding made the required $52 million interest payment to the U.S. Treasury.

Settlements

On March 31, 2009, Daimler transferred its ownership of 23 NSCs to Holding, which simultaneously transferred its ownership of the NSCs to the Company. Prior to March 31, 2009, the financial results of the NSCs were consolidated by the Company as the primary beneficiary of these VIEs. The accompanying Consolidated Balance Sheets and Consolidated Statements of Operations for the year ended December 31, 2008 include total assets and revenues for the NSCs of approximately $2,595 million and $3,850 million, respectively. In connection with the transfer, the Company paid Daimler $99 million in exchange for the settlement of $415 million of trade payables and other international obligations due to Daimler and $368 million of the NSCs financial liabilities to Daimler and recognized a net gain of $684 million during the period from January 1, 2009 to June 9, 2009. The gain is included in Gain on NSC Settlement in the accompanying Consolidated Statements of Operations.

On April 17, 2009, the Company, Holding and Daimler signed a binding agreement related to the settlement of a majority of the outstanding tax issues between the parties. In accordance with the agreement, Daimler would have no indemnity obligations to the Company or Holding for taxes other than for those associated with Canadian income tax disputes between the Company and the CRA for taxable periods ending on or before August 3, 2007, various IRS audit issue obligations arising prior to August 3, 2007 and other less significant Daimler tax obligations. On June 3, 2009, the Company and certain of its subsidiaries entered into an agreement with Holding and Daimler which modified the above tax agreement to resolve certain issues raised in connection with the Canadian income tax dispute. In addition, Daimler waived its right to certain tax refunds for periods prior to August 3, 2007. As a result, in June 2009, the Company recognized a reduction in income tax expense of $196 million and a corresponding increase in the amount of the tax indemnity. In connection with the Fiat Transaction, these agreements were subsequently assigned to and assumed by New Chrysler. Refer to Note 14, Income Taxes, for additional information related to the tax agreements.

On April 17, 2009, the Company, Holding and Daimler signed a binding agreement related to the settlement of certain trade receivables and payables resulting in a net payment of $140 million by the Company to Daimler, as well as the transfer of all membership interests of MBTech Autodie LLC from Daimler to the Company.

On June 5, 2009, the Company, Holding, Cerberus, Daimler and the PBGC entered into a binding agreement settling various matters. Pursuant to the terms of the Daimler Settlement agreement, Cerberus surrendered its ownership in Holding and Cerberus and Daimler agreed to forgive and extinguish debt owing under the $2.0 billion Second Lien Credit Agreement, subject to certain conditions. As explained in Note 1, Background and Nature of Operations, as a result of the Adversary Proceeding filed on August 17, 2009, Daimler informed the Debtors that it had not released its lien on the Debtors' assets and was reserving its rights with respect to its portion of the debt under the Second Lien Credit Agreement. As a result, the amount outstanding under the Second Lien Credit Agreement was approximately $1.5 billion at June 9, 2009. For the period from January 1, 2009 to June 9, 2009, the Company recorded a gain on extinguishment of debt and related accrued interest totaling $519 million on the Second Lien Credit Agreement. This gain is included in Reorganization Expense, Net in the accompanying Consolidated Statements of Operations (See Note 22, Reorganization Expense, Net).

Pursuant to the terms of the June 5, 2009 Daimler Settlement Agreement, Daimler also agreed to make three equal cash payments to the Company totaling $600 million, which are to be used to fund contributions into the Company's U.S. pension plans over the next three years. This receivable and certain pension plans were subsequently transferred to New Chrysler as a result of the Fiat Transaction. The Company recognized a $600 million gain related to this settlement during the period from January 1, 2009 to June 9, 2009, which is included in Gain on Daimler Pension Contribution in the accompanying Consolidated Statements of Operations.

In addition, on June 5, 2009, Daimler's 19.9 percent ownership interest in Holding was redeemed in exchange for the settlement of various claims between Daimler and Holding. This transaction did not impact the Company's financial statements.

Warranty SPV

As described in Note 2, Basis of Presentation, the Warranty Commitment Program, established by the U.S. Government, ensures warranty claims submitted to domestic automakers will be paid to consumers regardless of the automakers existence. The Warranty Commitment Program mandates that a reserve is established equal to 125 percent of the estimated warranty costs for each new U.S. vehicle sold by the Company during the period from March 31, 2009 through June 30, 2009. The Company is required to contribute 15 percent of the estimated warranty costs and the U.S. Treasury is responsible for the remaining 110 percent. On April 29, 2009, and in accordance with the Warranty Commitment Program, $318 million of capital contributions were made to the Warranty SPV, of which $38 million were from the Company and $280 million were from the U.S. Treasury via loans to Holding under the U.S. Treasury Loan Agreement. See Note 23, Subsequent Events, for additional information related to the Warranty SPV.

Other Transactions with Cerberus

Cerberus has historically retained consultants that specialize in operations management and support and who provide management and operational consulting services to Cerberus concerning portfolio companies in which funds and accounts managed by Cerberus or its related parties have invested. From time to time, Cerberus has made the services of these consultants available to Cerberus portfolio companies. The Company incurred $1 million and $2 million of expense during the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively, in connection with Cerberus consulting services and believes that these transactions were on an arms' length basis. Interest expense on the Second Lien Credit Agreement provided by Cerberus totaled $7 million and $26 million for the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively.

Other Transactions with Daimler

The Company had routine transactions with Daimler in the ordinary course of business, which included the purchase of certain vehicles, the purchase and sale of certain vehicle parts, as well as transition services, which included, but were not limited to, financial, information technology and operational services. Daimler also provided the Company manufacturing and engineering related services. In addition, financial resources were provided to the Company via financing arrangements under the Second Lien Credit Agreement (see Note 12, Financial Liabilities) and cash sweep arrangements with the NSCs. Interest expense on financial resources provided by Daimler, primarily related to the Second Lien Credit Agreement, totaled $29 million and $103 million for the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively. The Company also had derivative financial instruments with a Daimler affiliate to manage its exposure to the variability of future cash flows from forecasted commodity transactions during the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008.

During the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, the Company sold vehicles and parts, as well as provided transition services to Daimler totaling $46 million and $708 million, respectively. Purchases of vehicles, parts and manufacturing and engineering related services from Daimler totaled $86 million and $876 million for the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively.

The Company is party to the MAFA with Chrysler Financial and the principal terms of the MAFA include the following:

•

Provides exclusivity for Chrysler Financial with respect to certain vehicle and leasing incentives offered by the Company to consumers including interest free periods, finance charge subsidies, lease pull ahead programs, capitalized cost reductions, waivers of security deposit, lease or financing pre-approval programs or down payment assistance programs, as well as Chrysler Financial's ability to provide dealer and fleet financing, including exclusive access to subvention programs offered to dealers.

•

Provides for approval targets related to average credit scores and the number and percentage of retail contracts purchased from dealers for consumer financing by Chrysler Financial, as well as wholesale penetration targets related to dealer inventory financing provided by Chrysler Financial, in order to maintain exclusivity. If Chrysler Financial fails to meet the consumer financial approval targets or wholesale penetration targets, exclusivity can be revoked by the Company under certain specific conditions. The MAFA contains a capital markets disruption clause whereby exclusivity related to retail financing cannot be terminated by the Company for failure to achieve approval targets if credit is not available on commercially reasonable terms to other borrowers with credit standing similar to that of Chrysler Financial for a period of three months or longer.

•

Includes a residual risk sharing agreement which covers all Chrysler Financial operating leases, all Chrysler Financial plus balloon note contracts and all business vehicle finance leases and balloon notes that were acquired on or after August 4, 2007, through and including July 31, 2008. Chrysler Financial is responsible for one-half of the residual loss up to 1 percent of gross capitalized cost, and losses beyond that threshold are borne by the Company. Conversely, Chrysler Financial is entitled to one-half of gains up to 1 percent of gross capitalized cost, with remaining gains being returned to the Company.

•

The Company participates with Chrysler Financial in joint programs to sell used vehicles owned by either the Company or Chrysler Financial, to share the skills and strengths at both companies, to operate efficiently, minimize duplication and permit both parties to benefit from the volume of vehicles sold.

In October 2008, Chrysler Financial registered and was approved to participate in the U.S. Federal Reserve's Commercial Paper Funding Facility ("CPFF"), which allows for the issuance of commercial paper to the Federal Reserve by certain of Chrysler Financial's asset-backed securitization facilities. In January 2009, Chrysler Financial received a loan of $1.5 billion under the Troubled Asset Relief Program ("TARP") to fund retail loans for the purchase of the Company's vehicles.

Transactions in Accordance with the MAFA and other Agreements

On August 1, 2008, the Company and Chrysler Financial amended their MAFA, in order to permit the Company to utilize previously restricted cash in the aggregate amount of $1.0 billion to pre-fund the Company's potential exposure to Chrysler Financial for residual value risk sharing obligations. The residual value risk sharing is associated with vehicle leases financed by Chrysler Financial between August 3, 2007 and July 31, 2008. To facilitate the pre-funding of this potential exposure, a wholly-owned foreign subsidiary of the Company purchased interest bearing income notes in the amount of $1.0 billion due in 2013 from a wholly-owned foreign subsidiary of Chrysler Financial. As of December 31, 2008, this note was included in Advances to Related Parties and Other Financial Assets in the accompanying Consolidated Balance Sheets and is classified in the table below accordingly. The restricted cash balance is expected to be replenished as the income notes are repaid.

On May 6, 2009, the Company and Chrysler Financial entered into an agreement in which the Company agreed to transfer $500 million of cash collateral and the above referenced $1.0 billion note receivable, including accrued interest, to Chrysler Financial in exchange for a reduction in Chrysler Financial's pre-petition claims, primarily representing potential claims under lease vehicle residual loss sharing agreements and rate subvention agreements, as well as Chrysler Financial's waiver of any provisions in the MAFA or its loan agreements with the Company's dealers that would have been breached by arrangements between the Company or its dealers and Ally. As a result, the Company recognized a loss of approximately $1 billion, which represented the cash collateral and note receivable transferred to Chrysler Financial less the value of the potential claims against Old Carco under lease vehicle residual loss sharing agreements and rate subvention agreements. This loss is included in Reorganization Expense, Net, in the accompanying Consolidated Statements of Operations.

The Company historically offered residual value enhancement ("RVE") through Chrysler Financial. Under the RVE arrangement, the consumer's contract payments are based on residual values that are equal to or greater than the Automotive Lease Guide published residual values. The Company accrues the amount required to adjust the contractual residual value from the Automotive Lease Guide published residual value at lease inception. The residual value support payments accrued at lease inception are paid to Chrysler Financial over the original term of the lease. Chrysler Financial is responsible for losses in excess of the residual value support equal to one-half of up to one percent of gross capitalized cost, with any remaining loss being the responsibility of the Company. Unused residual value support up to one percent of gross capitalized cost is shared equally with the Company and Chrysler Financial with any excess being retained by the Company. The Company paid Chrysler Financial $36 million and $77 million under this program for the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively.

The Company sponsors interest rate support programs for its vehicles in order to lower the retail consumer's monthly payment. The Company accounts for these programs as sales incentives. Under the interest rate support program, the Company pays Chrysler Financial, at the inception of the purchase contract, or lease agreement, an amount required to adjust the interest rate implicit in the contract from the standard Chrysler Financial interest rate. For the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, the Company paid Chrysler Financial $129 million and $897 million, respectively, under these agreements.

The Company charged Chrysler Financial $1 million and $3 million for transition services and $13 million and $20 million for interest on financing provided to Chrysler Financial during the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively. Interest expense on financial obligations with Chrysler Financial, other than the Gold Key Lease credit facility discussed below, was $2 million and $10 million during the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively.

Gold Key Lease

Chrysler Financial administers the Company's Gold Key Lease portfolio. The Company has a $4.5 billion ($5.0 billion CAD) secured revolving credit facility from Chrysler Financial to fund this portfolio. As of June 9, 2009 and December 31, 2008, the Company had $1.1 billion and $1.0 billion, respectively, outstanding under the facility and incurred interest expense of $31 million and $105 million during the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively. During the year ended December 31, 2008, the Company made unscheduled payments of approximately $410 million under the secured facility, $76 million of which was reborrowed by the Company in 2008. The Company also incurred credit approval, acquisition and other lease administration fees associated with the Gold Key Lease portfolio of $30 million and $71 million during the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively. Refer to Note 3, Summary of Significant Accounting Policies, and Note 12, Financial Liabilities, for additional information related to this portfolio.

Auburn Hills Owner

The Company participates in a lease of facilities and equipment from Auburn Hills Owner. At the date of the Cerberus Acquisition, the facilities and equipment were sold by the Company to Auburn Hills Owner; however, that transaction did not qualify for sale treatment. Therefore, the accompanying Consolidated Balance Sheets include the related facilities and equipment, as well as a financial obligation to Auburn Hills Owner of $312 million and $313 million as of June 9, 2009 and December 31, 2008, respectively. The financial obligation is included in the table below as "Financial Liabilities to Related Parties." Interest expense incurred on the financial obligation with Auburn Hills Owner totaled $15 million and $25 million for the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively.

Other Transactions with Related Parties

Interest income from financing provided to related parties other than those discussed above was $1 million in both the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, and was primarily from unconsolidated subsidiaries. During the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, the Company sold vehicles and parts to related parties other than those discussed above, primarily unconsolidated subsidiaries, totaling $122 million and $367 million, respectively.

Amounts due from and to related parties were as follows (in millions of dollars):

	June 9, 2009
	Chrysler Financial and Related Parties	Auburn Hills Owner	Other	Total
Amounts due from related parties (included in Prepaid Expenses and Other Assets)	$114	$-	$204	$318
Notes receivable from related parties (included in Prepaid Expenses and Other Current Assets and Advances to Related Parties and Other Financial Assets)	39	-	12	51

Total due from related parties	$153	$-	$216	$369

Amount due to related parties (included in Accrued Expenses and Other Current Liabilities)	$17	$-	$15	$32
Financial liabilities to related parties (included in Financial Liabilities)	1,165	312	7	1,484

Total due to related parties	$1,182	$312	$22	$1,516

	December 31, 2008
	Daimler and Related Parties	Chrysler Financial and Related Parties	Auburn Hills Owner	Cerberus and Related Parties	Other	Total
Amounts due from related parties (included in Prepaid Expenses and Other Assets)	$1,326	$81	$-	$-	$269	$1,676
Notes receivable (included in Prepaid Expenses and Other Current Assets and Advances to Related Parties and Other Financial Assets)	-	1,152	-	-	27	1,179

Total due from related parties	$1,326	$1,233	$-	$-	$296	$2,855

Amount due to related parties (included in Accrued Expenses and Other Liabilities)	$779	$177	$-	$-	$10	$966
Derivative liabilities with related parties (included in Accrued Expenses and Other Liabilities)	12	-	-	-	-	12
Financial liabilities to related parties (included in Financial Liabilities) (a)	1,976	1,128	313	500	28	3,945

Total due to related parties	$2,767	$1,305	$313	$500	$38	$4,923

(a)	Includes amounts owed by the NSCs to Daimler.

Included in the amount due from Daimler as of December 31, 2008 is a tax indemnity receivable of approximately $1.1 billion as a result of Daimler agreeing to indemnify the Company against tax liabilities arising prior to August 3, 2007, as well as against tax liabilities resulting from the Cerberus Acquisition (see Note 14, Income Taxes).

As of June 9, 2009, Cerberus and Daimler are no longer related parties of the Company. Therefore, amounts due to or from Cerberus and Daimler as of June 9, 2009, have been excluded from the above table. As of June 9, 2009, the Company did not have any amounts due to or from Holding. Amounts included in "Other" above, primarily relate to balances with related unconsolidated companies as a result of transactions in the ordinary course of business.

Note 14. Other Transactions with Related Parties

We engage in transactions with unconsolidated subsidiaries, associated companies and other related parties on commercial terms that are normal in the respective markets, considering the characteristics of the goods or services involved.

VEBA Trust

As of September 30, 2011, the VEBA Trust had a 44.7 percent ownership interest in the Company. Interest expense on the VEBA Trust Note totaled $111 million and $107 million for the three months ended September 30, 2011 and 2010, respectively, and $322 million and $312 million for the nine months ended September 30, 2011 and 2010, respectively.

Fiat

Ownership Interest

As of September 30, 2011, Fiat had a 55.3 percent ownership interest in the Company, of which 20.0 percent was obtained in connection with the 363 Transaction in exchange for rights to intellectual property. Fiat's ownership interest increased 5.0 percent in January 2011 upon our achievement of the Technology Event, one of three Class B Events outlined in our Amended and Restated Limited Liability Company Operating Agreement ("LLC Operating Agreement"). The Technology Event was achieved as a result of us delivering an irrevocable commitment letter to the U.S. Treasury stating that we had received the appropriate governmental approvals to begin commercial production of our Fully Integrated Robotised Engine in our Dundee, Michigan facility. In April 2011, Fiat's ownership interest increased an additional 5.0 percent when we delivered a notice to the U.S. Treasury confirming that we had achieved the Non-NAFTA Distribution Event as outlined in our LLC Operating Agreement, under which we attained certain metrics relating to revenue and expansion of sales outside of North America.

On May 24, 2011, and concurrent with our repayment of our U.S. Treasury and EDC credit facilities, Fiat exercised its incremental equity call option and acquired an additional 16 percent fully-diluted ownership interest in the Company pursuant to the terms of our LLC Operating Agreement. We received the entire exercise price of $1,268 million in cash, increasing our contributed capital by the proceeds received, and we issued new Class A Membership Interests to Fiat. Refer to Note 8, Financial Liabilities, for information related to our refinancing transaction and the repayment of our U.S. Treasury and EDC credit facilities.

On July 21, 2011, Fiat acquired all of the Class A Membership Interests in the Company held by the U.S. Treasury, which represented approximately 6 percent of the fully-diluted ownership interest in the Company, for cash consideration of $500 million. On that same day and pursuant to a separate agreement, Fiat paid $125 million in cash to acquire all of the Class A Membership Interests in the Company held by the Canadian Government, which represented approximately 1.5 percent of the fully-diluted ownership interest in the Company.

On July 21, 2011, Fiat also acquired the U.S. Treasury's rights under the equity recapture agreement between the U.S. Treasury and the VEBA Trust for $75 million, of which $15 million was paid to the Canadian Government pursuant to a separate arrangement between the U.S. Treasury and the Canadian Government. The equity recapture agreement provides rights to the economic benefit associated with the membership interests held by the VEBA Trust in excess of a threshold amount of $4.25 billion plus 9 percent per annum from January 1, 2010. Once the VEBA Trust receives proceeds in such amount, any additional proceeds payable to the VEBA Trust and any membership interests retained by the VEBA Trust are to be transferred to Fiat for no further consideration.

Fiat's ownership interest will increase by an additional 5.0 percent upon our achievement of the Ecological Event, the last of the Class B Events, which requires the development and regulatory approval of a vehicle based on Fiat technology that has a combined unadjusted fuel efficiency rating of at least 40 miles per gallon to be produced in the U.S. Taking into account the effects of dilution from the Ecological Event, Fiat will then own 58.5 percent of our outstanding equity. If we do not achieve the Ecological Event by December 31, 2012, Fiat may exercise an option to purchase ownership interests to replace those that were contingent upon the Ecological Event.

Industrial Alliance

Pursuant to our master industrial agreement with Fiat, we established an industrial alliance in which we collaborate with Fiat on a number of fronts, including product and platform sharing and development, global distribution, procurement, information technology infrastructure and process improvement. The alliance is comprised of various commercial arrangements entered into pursuant to the master industrial agreement. As part of the alliance, we have access to certain of Fiat's platforms, vehicles, products and technology. We are obligated to make royalty payments to Fiat related to the intellectual property that was contributed to us by Fiat. The royalty payments are calculated based on a percentage of the material cost of the vehicle, or portion of the vehicle or component, in which we utilize the Fiat intellectual property. In addition, we have agreed to share costs related to certain engineering and development activities and will reimburse each other for costs in excess of the agreed upon cost sharing arrangement. We have also entered into other transactions with Fiat, including the purchase of goods and services in the ordinary course of business.

During 2010, we executed agreements with Fiat which govern the integration of the operations of our European distribution and dealer network into Fiat's distribution organization. In 2010, Fiat assumed the management of our distribution and sales operations in select European countries, and in June 2011, Fiat became the general distributor of our vehicles and service parts in Europe, selling our products through a network of newly appointed dealers.

The following summarizes our transactions with Fiat (in millions of dollars):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Sales of vehicles, parts and services provided to Fiat	$581	$119	$1,326	$179
Purchases of vehicles, parts and/or services from Fiat	121	71	450	187
Purchases capitalized in property, plant and equipment, net and other intangible assets, net	20	19	104	94
Reimbursements to Fiat recognized (1)	5	1	21	8
Reimbursements from Fiat recognized (1)	33	5	75	22

(1)	Includes reimbursements recognized for costs related to shared engineering and development activities performed under the product and platform sharing agreement that is part of our industrial alliance.

Royalty fees incurred for the intellectual property contributed by Fiat were $0.2 million and $1 million for the three and nine months ended September 30, 2011, respectively. No royalty fees were incurred during the three and nine months ended September 30, 2010 due to production utilizing the intellectual property not beginning until December 2010.

U.S. Treasury

Effective July 21, 2011, the U.S. Treasury is no longer deemed to be a related party as a result of Fiat acquiring beneficial ownership of all of the membership interests in the Company held by the U.S. Treasury.

Related party transactions with the U.S. Treasury disclosed below are related to transactions through July 21, 2011, and are limited to activities related to individual contractual agreements and not statutory requirements, such as taxes.

In April 2011, we agreed with the U.S. Treasury that in the event that the obligations under the U.S. Treasury loan agreement were repaid in full and the commitment under that agreement terminated, we would, in lieu of the vitality covenants, governance covenant and Troubled Asset Relief Program ("TARP") covenants, agree to continue to comply with the requirements of TARP as though the Company and our subsidiaries remained a TARP recipient receiving exceptional financial assistance through the date on which the U.S. Treasury sold the Class A Membership Interests it originally acquired in connection with the 363 Transaction. As a result of Fiat acquiring all of the membership interests in the Company held by the U.S. Treasury, we are no longer bound by the requirements of TARP.

In March 2010, we repaid in full, the $123 million outstanding on a loan facility provided by the U.S. Treasury to Chrysler Receivables SPV, LLC ("Receivable SPV") related to the Auto Supplier Support Program. In April 2010, the Auto Supplier Support Program expired and, in accordance with the terms of the agreement, we paid the U.S. Treasury a $40 million exit fee associated with the program, as well as $5 million, which represented 50 percent of the residual equity of Receivable SPV.

Interest expense on financial resources provided by the U.S. Treasury totaled $146 million for the three months ended September 30, 2010, and $229 million and $433 million for the nine months ended September 30, 2011 and 2010, respectively. Interest expense included PIK interest of $17 million for the three months ended September 30, 2010, and $27 million and $51 million for the nine months ended September 30, 2011 and 2010, respectively. For the three months ended September 30, 2010, $17 million of PIK interest was capitalized as financial liabilities in accordance with the loan agreements, and $17 million and $51 million was capitalized for the nine months ended September 30, 2011 and 2010, respectively. No interest expense or PIK interest was incurred or capitalized during the three months ended September 30, 2011, due to the repayment of the U.S. Treasury credit facilities in May 2011. Refer to Note 8, Financial Liabilities, for additional information.

Related Party Summary

Amounts due from and to related parties were as follows (in millions of dollars):

	September 30, 2011
	VEBA Trust	Fiat	Other	Total
Amounts due from related parties (included in Prepaid Expenses and Other Assets)	$-	$755	$8	$763

Amounts due to related parties (included in Accrued Expenses and Other Liabilities)	$110	$314	$12	$436
Financial liabilities to related parties (included in Financial Liabilities)	4,180	-	5	4,185

Total due to related parties	$4,290	$314	$17	$4,621

	December 31, 2010
	VEBA Trust	Fiat	U.S. Treasury	Other	Total
Amounts due from related parties (included in Prepaid Expenses and Other Assets)	$-	$227	$-	$14	$241

Amounts due to related parties (included in Trade Liabilities and Accrued Expenses and Other Liabilities)	$214	$100	$1	$7	$322
Financial liabilities to related parties (included in Financial Liabilities)	4,018	-	5,696	-	9,714

Total due to related parties	$4,232	$100	$5,697	$7	$10,036

Amounts included in "Other" above relate to balances with related unconsolidated companies as a result of transactions in the ordinary course of business.

Note 19.  Other Transactions with Related Parties

We engage in transactions with unconsolidated subsidiaries, associated companies and other related parties on commercial terms that are normal in the respective markets, considering the characteristics of the goods or services involved.

VEBA Trust

In connection with the 363 Transaction, we issued a senior unsecured note and a 67.7 percent ownership interest in the Company to the VEBA Trust in lieu of assuming certain UAW retiree health care benefit obligations owed by Old Carco. Interest expense on the VEBA Trust Note totaled $420 million and $233 million for the year ended December 31, 2010 and for the period from June 10, 2009 to December 31, 2009, respectively. Interest expense on the VEBA Trust Note is included in Interest Expense in the accompanying Consolidated Statements of Operations for the year ended December 31, 2010 and Selling, Administrative and Other Expenses for the period from June 10, 2009 to December 31, 2009, in accordance with the classification of the VEBA Trust Note during the applicable periods.

Refer to Note 12, Financial Liabilities, and Note 18, Employee Retirement and Other Benefits, for further discussion of the VEBA Trust, VEBA Trust Note and Membership Interests.

Fiat

In connection with the 363 Transaction, Fiat received a 20.0 percent ownership interest in the Company in exchange for rights to intellectual property we valued at $320 million as of June 10, 2009. Fiat's ownership stake will increase by an additional 15 percent, in 5 percent increments, upon our achievement of the following Class B Events: (i) developing a 40 mpg vehicle with Fiat technology or platform to be produced in the U.S., (ii) developing a fuel-efficient engine family to be produced in the U.S. and (iii) certain metrics relating to revenue and sales growth outside of North America. If we are unable to achieve these events, Fiat may exercise options to purchase these same interests. Separately, Fiat holds an option to acquire an additional 16 percent interest in the Company; however, this option may not be exercised until the aggregate principal amount of our Government Loans falls below $4.0 billion. All options discussed above are exercisable between January 1, 2013 and June 30, 2016, assuming the conditions discussed above are met. The exercise price for both of these options prior to the completion of an IPO is determined using a defined market-based multiple, not to exceed Fiat's multiple, applied to our reported EBITDA for the most recent four quarters less our net industrial debt. Subsequent to an IPO, the exercise price is determined by reference to a volume-weighted average price per share of our common stock. In any of the scenarios described above, Fiat's ownership interest will increase through dilution of the other members' ownership interests. Fiat also holds call options to purchase a portion of the membership interests held by the VEBA Trust, and the entirety of the membership interests held by the U.S. Treasury. These options may be exercised at exercise prices determined in a manner consistent with those described above, except that the pre-IPO price of the option covering the membership interests held by the U.S. Treasury is to be a negotiated price or, absent agreement, a price established by the average of the closest estimated values determined by two of three investment banks. Prior to the repayment of the Government Loans, Fiat's ownership interest cannot exceed 49.9 percent. Refer to Note 24, Subsequent Events, for additional information related to an increase in Fiat's ownership stake subsequent to December 31, 2010.

On June 10, 2009, and in connection with the 363 Transaction, we entered into a master industrial agreement with Fiat pursuant to which we established an industrial alliance in which the parties collaborate on a number of fronts, including product and platform sharing and development, global distribution, procurement, information technology infrastructure and process improvement. The alliance is comprised of various commercial arrangements entered into pursuant to the master industrial agreement. As part of the alliance, we have access to certain of Fiat's platforms, vehicles, products and technology. We are obligated to make royalty payments to Fiat related to the intellectual property that was contributed to us by Fiat. The royalty payments are calculated based on a percentage of the material cost of the vehicle, or portion of the vehicle or component, in which we utilize the Fiat intellectual property. We have also entered into other transactions with Fiat, including the purchase of goods and services in the ordinary course of business.

During 2010, we executed agreements with Fiat which govern the anticipated integration of the operations of our European distribution and dealer network into Fiat's distribution organization. In 2010, Fiat assumed the management of our distribution and sales operations in select European countries, pending Fiat's appointment as our general distributor in Europe in June 2011. Once appointed, Fiat will distribute our vehicles and service parts in Europe through a network of newly selected dealers. Beginning in October 2010, we assumed responsibility for the distribution of Fiat vehicles and service parts in Mexico.

During the year ended December 31, 2010, we sold vehicles and vehicle parts to Fiat, as well as provided services related to various agreements totaling $485 million. During the period from June 10, 2009 to December 31, 2009, we did not sell any vehicles or vehicle parts to Fiat, however, we provided services totaling $10 million related to various agreements. For the year ended December 31, 2010, purchases from Fiat of vehicles, vehicle parts and services related to various agreements totaled $310 million. For the period from June 10, 2009 to December 31, 2009, purchases from Fiat of vehicle parts and services totaled $57 million. Approximately $110 million and $20 million of the purchases from Fiat for the year ended December 31, 2010 and for the period from June 10, 2009 to December 31, 2009, respectively, have been capitalized in Property, Plant and Equipment, Net in the accompanying Consolidated Balance Sheets.

During the year ended December 31, 2010, royalty fees incurred for the intellectual property contributed were less than $1 million because production utilizing the intellectual property did not begin until December 2010. No royalty fees were incurred in 2009.

U.S. Treasury

In connection with the 363 Transaction, the U.S. Treasury received a 9.8 percent ownership interest in the Company in exchange for loan commitments. Refer to Note 12, Financial Liabilities, for further discussion of the loan commitments. Related party transactions with the U.S. Treasury disclosed below are limited to activities related to individual contractual agreements and not statutory requirements, such as taxes.

In connection with the 363 Transaction, we purchased the equity of Receivable SPV and assumed a $1.5 billion loan facility provided by the U.S. Treasury, which was subsequently reduced to $1.0 billion. The Receivable SPV for the Auto Supplier Support Program was established by the U.S. Treasury to facilitate payment of qualified automotive receivables to certain automotive suppliers. As of December 31, 2009, we had $123 million outstanding on the facility, which was repaid in March 2010. In April 2010, the Auto Supplier Support Program expired, and in accordance with the terms of the agreement, we paid the U.S. Treasury a $40 million exit fee associated with the program, as well as $5 million, which represented 50 percent of the residual equity of Receivable SPV. Refer to Note 12, Financial Liabilities, for further discussion of Receivable SPV and the loan.

Also, in connection with the 363 Transaction, we purchased the equity of Chrysler Warranty SPV LLC ("Warranty SPV"), which was party to an Administration Agreement and Account Control Agreement with the U.S. Treasury in connection with the Warranty Commitment Program. The Warranty Commitment Program was established by the U.S. Government to ensure warranty claims submitted to domestic automakers would be paid to consumers regardless of the automakers' existence. Restricted cash of $318 million was acquired and the liability to repay the U.S. Treasury $280 million plus interest was assumed in the 363 Transaction. The Warranty Commitment Program was terminated in July 2009, at which time we repaid the U.S. Treasury the $280 million loan plus all accrued and unpaid interest.

Interest expense on financial resources provided by the U.S. Treasury totaled $582 million and $313 million for the year ended December 31, 2010 and for the period from June 10, 2009 to December 31, 2009, respectively, of which $68 million and $310 million, respectively, was capitalized as financial liabilities in accordance with the loan agreements. Refer to Note 12, Financial Liabilities, for further discussion.

Related Party Summary

Amounts due from and to related parties as of December 31 were as follows (in millions of dollars):

	2010
	VEBA Trust	Fiat and Related Parties	U.S. Treasury	Other	Total
Amounts due from related parties (included in Prepaid Expenses and Other Assets)	$-	$227	$-	$14	$241

Amounts due to related parties
(included in Trade Liabilities and Accrued Expenses and Other Liabilities)	$214	$100	$1	$7	$322
Financial liabilities to related parties
(included in Financial Liabilities)	4,018	-	5,696	-	9,714

Total due to related parties	$4,232	$100	$5,697	$7	$10,036

	2009
	VEBA Trust	Fiat and Related Parties	U.S. Treasury	Other	Total
Amounts due from related parties (included in Prepaid Expenses and Other Assets)	$-	$10	$-	$8	$18

Amounts due to related parties
(included in Trade Liabilities and Accrued Expenses and Other Liabilities)	$5,077	$37	$40	$5	$5,159
Financial liabilities to related parties
(included in Financial Liabilities)	-	-	5,727	-	5,727

Total due to related parties	$5,077	$37	$5,767	$5	$10,886

Amounts included in "Other" above relate to balances with a related unconsolidated company as a result of transactions in the ordinary course of business.

Restructuring Actions	9 Months Ended	12 Months Ended	5 Months Ended
	Sep. 30, 2011	Dec. 31, 2010	Jun. 09, 2009 Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]
Restructuring Actions

Note 15. Restructuring Actions

In connection with the 363 Transaction, we assumed certain liabilities related to specific restructuring actions commenced by Old Carco. These liabilities represent costs for workforce reduction actions related to our represented and non-represented hourly and salaried workforce, as well as specific contractual liabilities assumed for other costs, including supplier cancellation claims.

Key initiatives for Old Carco's restructuring actions included workforce reductions, elimination of excess production capacity, refinements to its product portfolio and restructuring of international distribution operations. To eliminate excess production capacity, Old Carco eliminated manufacturing work shifts, reduced line speeds at certain manufacturing facilities, adjusted volumes at stamping and powertrain facilities and idled certain manufacturing plants. Old Carco's restructuring actions also included the cancellation of five existing products from the portfolio, discontinued development on certain previously planned product offerings and the closure of certain parts distribution centers in the U.S. and Canada. We will continue to execute the remaining actions under Old Carco's restructuring initiatives over the next two years. The remaining actions principally include the completion of the activities associated with the idling of three manufacturing facilities and the restructuring of our international distribution operations, the plans of which have been refined, including the integration of the operations of our European distribution and dealer network into Fiat's distribution organization. Refer to Note 14, Other Transactions with Related Parties, for additional information. Costs associated with these remaining actions include, but are not limited to: employee severance, relocations, plant deactivations and legal claims. The remaining workforce reductions will affect represented and non-represented hourly and salaried employees and will be achieved through a combination of retirements, special programs, attrition and involuntary separations.

We recorded charges, net of discounting, of $9 million for the three months ended September 30, 2010, and $48 million and $75 million for the nine months ended September 30, 2011 and 2010, respectively. There were no additional charges recorded during the three months ended September 30, 2011. During the nine months ended September 30, 2011, the charges primarily included costs associated with employee relocations and plant deactivations for previously announced restructuring initiatives, as well as other transition costs of $20 million resulting from the integration of the operations of our European distribution and dealer network into Fiat's distribution organization. During the three and nine months ended September 30, 2010, the charges primarily related to workforce reductions, including costs resulting from the integration of our European distribution and dealer network into Fiat's distribution organization, as well as plant deactivation costs.

We made refinements to existing reserve estimates resulting in net reductions of $22 million for the three months ended September 30, 2010, and $35 million and $30 million for the nine months ended September 30, 2011 and 2010, respectively. There were no additional refinements to existing reserve estimates recorded during the three months ended September 30, 2011. During the nine months ended September 30, 2011, the adjustments related to decreases in the expected workforce reduction costs, as well as legal and supplier cancellation claim reserves as a result of management's adequacy reviews. These reviews took into consideration the status of the restructuring actions and the estimated costs to complete the actions. During the three and nine months ended September 30, 2010, the adjustments principally represented a decrease in the supplier cancellation claim reserves as a result of the settlement of certain claims and a net increase in the expected workforce reduction costs as a result of management's adequacy reviews.

Additional charges of approximately $5 million related to employee relocations and plant deactivation costs are expected to be recognized over the remainder of 2011 and 2012. We anticipate that the total costs we will incur related to these restructuring activities, including the initial assumption of the $554 million obligation from Old Carco, will be $608 million, including $366 million related to employee termination benefits and $242 million of other costs.

The restructuring charges, reserve adjustments and interest accretion are included in Restructuring Expenses, Net in the accompanying Condensed Consolidated Statements of Operations and would have otherwise been reflected in Cost of Sales. In connection with these actions, we expect to make payments of approximately $48 million, $97 million and $36 million during the remainder of 2011, 2012 and 2013, respectively. Additional payments of approximately $1 million are expected to be funded through pension and other post-employment benefit plans related to special retirement programs and other benefits.

Restructuring reserves are included in Accrued Expenses and Other Liabilities in the accompanying Condensed Consolidated Balance Sheets. The following summarizes the restructuring reserves activity (in millions of dollars):

	Nine Months Ended September 30,
	2011			2010
	Workforce Reductions	Other	Total	Workforce Reductions	Other	Total
Balance at beginning of period	$79	$160	$239	$343	$38	$381
Charges	12	16	28	64	11	75
Adjustments to reserve estimates	(8)	(27)	(35)	(16)	(14)	(30)
Payments	(35)	(9)	(44)	(92)	(21)	(113)
Amounts recognized and transferred to employee benefit plans	(2)	-	(2)	(5)	-	(5)
Interest accretion	-	-	-	2	-	2
Other, including currency translation	(6)	(3)	(9)	9	1	10

Balance at end of period	$40	$137	$177	$305	$15	$320

Note 21.  Restructuring Actions

In connection with the 363 Transaction, we assumed certain liabilities related to specific restructuring actions commenced by Old Carco. These liabilities represent costs for workforce reduction actions related to our represented and non-represented hourly and salaried workforce, as well as specific contractual liabilities assumed for other costs, including supplier cancellation claims.

Key initiatives for Old Carco's restructuring actions included workforce reductions, elimination of excess production capacity, refinements to its product portfolio and restructuring of international distribution operations. To eliminate excess production capacity, Old Carco eliminated manufacturing work shifts, reduced line speeds at certain manufacturing facilities, adjusted volumes at stamping and powertrain facilities and idled certain manufacturing plants. Old Carco's restructuring actions also included the cancellation of five existing products from the portfolio, discontinued development on certain previously planned product offerings and the closure of certain parts distribution centers in the U.S. and Canada. We will continue to execute the remaining actions under Old Carco's restructuring initiatives over the next two years. The remaining actions principally include the completion of the activities associated with the idling of three manufacturing facilities and the restructuring of our international distribution operations, the plans of which have been refined, including the integration of the operations of our European distribution and dealer network into Fiat's distribution organization. Refer to Note 19, Other Transactions with Related Parties, for additional information. Costs associated with these remaining actions include, but are not limited to: employee severance, relocations, plant deactivations, contract cancellations and legal claims. The remaining workforce reductions will affect represented and non-represented hourly and salaried employees and will be achieved through a combination of retirements, special programs, attrition and involuntary separations.

During the year ended December 31, 2010, we recorded charges of $273 million, net of discounting. These charges primarily related to costs resulting from the integration of the operations of our European distribution and dealer network into Fiat's distribution organization, which included, but were not limited to, workforce reductions, contract cancellations and legal claim costs, as well as other transition costs of $35 million. The charges also related to costs associated with workforce reductions and plant deactivations for previously announced restructuring initiatives. During the period from June 10, 2009 to December 31, 2009, we recorded charges of $39 million, net of discounting. These charges related to costs associated with workforce reductions and plant deactivation costs.

During the year ended December 31, 2010, we made refinements to existing reserve estimates resulting in net reductions of $227 million. These reserve adjustments were primarily the result of the cancellation of a previously announced plant closure. During 2010, we announced that our Sterling Heights, Michigan assembly plant, which was scheduled to close after 2012, would remain open in connection with the granting of certain tax incentives by local and state governments. The adjustments also related to decreases in supplier cancellation claim reserves as a result of the settlement of certain claims and a net decrease in the expected workforce reduction costs as a result of management's adequacy reviews, which took into consideration the actual acceptances and the composition of the remaining estimated costs. During the period from June 10, 2009 to December 31, 2009, we made refinements to existing reserve estimates resulting in net reductions of $8 million. These reserve adjustments principally represented a net decrease in the expected workforce reduction costs as a result of management's adequacy reviews.

Interest accretion associated with the restructuring reserves was $2 million and $3 million for the year ended December 31, 2010 and for the period from June 10, 2009 to December 31, 2009, respectively. The charges, reserve adjustments and interest accretion are included in Restructuring Expenses, Net in the accompanying Consolidated Statements of Operations and would have otherwise been reflected in Cost of Sales.

Additional charges of approximately $38 million related to employee relocations and plant deactivation costs, as well as interest accretion, are expected to be recognized in total during 2011 and 2012. We anticipate that the total costs we will incur related to these restructuring activities, including the initial assumption of the $554 million obligation, will be $648 million, including $392 million related to employee termination benefits and $256 million of other costs.

In connection with these actions, we made payments of approximately $145 million and $171 million during the year ended December 31, 2010 and the period from June 10, 2009 to December 31, 2009, respectively. We expect to make payments of approximately $271 million and $2 million during 2011 and 2012, respectively. Additional payments of approximately $4 million are expected to be funded through pension and other post-employment benefit plans related to special retirement programs and other benefits.

The following summarizes the restructuring reserves activity included in Accrued Expenses and Other Liabilities in the accompanying Consolidated Balance Sheets (in millions of dollars):

	Year Ended December 31, 2010			Period from June 10, 2009 to December 31,2009
	Workforce Reductions	Other	Total	Workforce Reductions	Other	Total
Balance at beginning of period	$343	$38	$381	$472	$82	$554
Charges	76	162	238	21	18	39
Adjustments to reserve estimates	(213)	(14)	(227)	(6)	(2)	(8)
Payments	(120)	(25)	(145)	(112)	(59)	(171)
Amounts recognized and transferred to employee benefit plans	(19)	-	(19)	(34)	-	(34)
Interest accretion	2	-	2	3	-	3
Other, including currency translation	10	(1)	9	(1)	(1)	(2)

Balance at end of period	$79	$160	$239	$343	$38	$381

Other Voluntary Separation Actions

In connection with the 363 Transaction, we assumed a $48 million obligation for previously offered voluntary employee separation programs as part of Old Carco's initiatives to reduce the represented workforce. These programs had been extended to all represented hourly and salary employees throughout the organization and, therefore, did not meet the accounting criteria to be recorded as exit or disposal activities. The costs associated with these actions are recognized upon acceptance by the affected employee and are included in Cost of Sales in the accompanying Consolidated Statements of Operations.

The following summarizes the other voluntary separation actions reserve activity included in Accrued Expenses and Other Liabilities in the accompanying Consolidated Balance Sheets (in millions of dollars):

	Year Ended December 31, 2010	Period from June 10, 2009 to December 31, 2009
Balance at beginning of period	$24	$48
Charges	23	66
Payments	(46)	(90)

Balance at end of period	$1	$24

Note 21. Restructuring Actions

Recovery and Transformation Plan I

On February 14, 2007, the Company announced its three-year Recovery and Transformation Plan ("RTP I Plan"). Key initiatives for the RTP I Plan included a workforce reduction of 13,000 individuals over the period from 2007 through 2009, and an elimination of production capacity by eliminating work shifts and idling facilities. The workforce reduction was achieved by a combination of retirements, special programs and attrition, and affected represented and non-represented hourly and salaried employees. Other costs related to the restructuring include supplier contract cancellation costs, plant closure costs and the impact of asset write-downs. The total costs expected to be incurred in connection with the RTP I Plan are estimated to reach approximately $1,327 million, including $1,284 million related to employee termination benefits and $43 million of other costs.

Charges of $17 million, net of discounting, were recorded during the period from January 1, 2009 to June 9, 2009 and no charges were recorded for the year ended December 31, 2008 related to the RTP I Plan. The charges during the 2009 period included costs related to workforce reductions, supplier contract cancellation costs and other charges. Interest accretion of $7 million and $25 million related to the RTP I Plan were recorded during the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively. During the period from January 1, 2009 to June 9, 2009, the Company recorded a $36 million net reduction to existing reserve estimates as a result of a decrease in the expected costs of the related programs associated with workforce reductions as a result of management's adequacy reviews, which take into consideration the actual acceptances and the composition of the remaining estimated costs, as well as decreases in estimated costs for supplier contract cancellation claims and other costs. During the year ended December 31, 2008, the Company recorded a $93 million net increase to existing reserve estimates primarily due to an increase in the expected costs of the related programs associated with workforce reductions as a result of management's adequacy reviews, as well as a decrease in the estimated costs for supplier contract cancellation claims. The charges, interest accretion and reserve adjustments are included in Restructuring Expense (Income), Net in the accompanying Consolidated Statements of Operations, and would have otherwise been reflected in Cost of Sales. Additional charges of approximately $1 million related to employee relocations are expected to be recognized during the remainder of 2009 and beyond.

In connection with these actions, the Company made payments of approximately $145 million and $191 million during the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively, and expects to make payments of approximately $31 million, $7 million and $1 million during the remainder of 2009, 2010 and 2011 and beyond, respectively.

The following summarizes the RTP I Plan activity in the restructuring reserves, which are included in Accrued Expenses and Other Liabilities in the accompanying Consolidated Balance Sheets (in millions of dollars):

	Period from January 1, 2009 to June 9, 2009
	Workforce Reductions	Other Costs	Total
Balance at beginning of period	$182	$44	$226
Charges	3	14	17
Interest accretion	2	5	7
Adjustments to reserve estimates	(22)	(14)	(36)
Payments	(126)	(19)	(145)
Amounts recognized and transferred to employee benefit plans	(24)	-	(24)
Other, including currency translation	1	(8)	(7)

Balance at end of period	$16	$22	$38

	Year Ended December 31, 2008
	Workforce Reductions	Other Costs	Total
Balance at beginning of period	$387	$66	$453
Charges	-	-	-
Interest accretion	22	3	25
Adjustments to reserve estimates	97	(4)	93
Payments	(173)	(18)	(191)
Amounts recognized and transferred to employee benefit plans, reducing prepaid expenses and other assets and/or accrued expenses and other liabilities	(148)	(3)	(151)
Other, including currency translation	(3)	-	(3)

Balance at end of period	$182	$44	$226

Recovery and Transformation Plan II

In conjunction with the Cerberus Acquisition, the Company developed a multi-year plan to further restructure the business ("RTP II Plan"). The RTP II Plan aimed to right size the business to reflect a smaller market and refocus product offerings to reflect the Company's new customer-driven philosophy and allow the Company to focus its resources on new, more profitable and appealing products. Key initiatives included a workforce reduction, elimination of excess production capacity, refinements to the product portfolio and restructuring of international distribution operations. The workforce reduction will affect represented and non-represented hourly and salaried employees and will be achieved by a combination of retirements, special programs and attrition. To eliminate excess production capacity, the Company has eliminated shifts and reduced line speeds at certain manufacturing facilities and adjusted volumes at stamping and powertrain facilities. Additionally, the Company will idle certain manufacturing plants. The Company has cancelled five existing products from its portfolio and has ceased development on certain other previously planned product offerings. The total costs expected to be incurred in connection with the RTP II Plan are estimated to reach approximately $2,591 million, including $2,307 million related to employee termination benefits and $284 million of other costs.

Charges of $12 million, net of discounting, were recorded during the period from January 1, 2009 to June 9, 2009 and no charges were recorded for the year ended December 31, 2008 related to the RTP II Plan. The charges during the 2009 period included costs related to the workforce reductions. During the period from January 1, 2009 to June 9, 2009, the Company recorded a $606 million net reduction to existing reserve estimates primarily related to reductions in the estimated costs for supplier contract cancellation claims as a result of settlements of certain anticipated claims in connection with the bankruptcy proceedings, as well as decreases in the expected cost of workforce reductions as a result of management's adequacy reviews, which take into consideration the actual acceptances and the composition of the remaining cost. For the year ended December 31, 2008, the Company recorded a $63 million net increase to existing reserve estimates primarily related to increases due to a pension curtailment loss as a result of the salaried and hourly workforce reductions and an increase in the estimated costs for supplier contract cancellation claims. The charges and reserve adjustments are included in Restructuring Expense (Income), Net in the accompanying Consolidated Statements of Operations, and would have otherwise been reflected in Cost of Sales. Additional charges of $33 million and $150 million related to interest accretion were recorded for the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively, and are included in Interest Expense in the accompanying Consolidated Statements of Operations. As the initial costs of implementing the RTP II Plan were recorded in conjunction with the Cerberus Acquisition, interest accretion is excluded from restructuring expenses. Additional charges of approximately $26 million related to interest accretion are expected to be recognized during the remainder of 2009 and beyond.

In connection with these actions, the Company made payments of approximately $430 million and $378 million during the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively, and expects to make payments of approximately $146 million, $252 million and $44 million during the remainder of 2009, 2010 and 2011 and beyond, respectively. Additional payments of approximately $23 million are expected to be funded through pension and other post employment benefit plans related to special retirement programs and other benefits.

The following summarizes the RTP II Plan activity in the restructuring reserves, which are included in Accrued Expenses and Other Liabilities in the accompanying Consolidated Balance Sheets (in millions of dollars):

	Period from January 1, 2009 to June 9, 2009
	Workforce Reductions	Other Costs	Total
Balance at beginning of period	$821	$632	$1,453
Charges	12	-	12
Interest accretion	16	17	33
Adjustments to reserve estimates	(163)	(443)	(606)
Payments	(386)	(44)	(430)
Amounts recognized and transferred to employee benefit plans	(20)	-	(20)
Other, including currency translation	-	(3)	(3)

Balance at end of period	$280	$159	$439

	Year Ended December 31, 2008
	Workforce Reductions	Other Costs	Total
Balance at beginning of period	$1,542	$464	$2,006
Final adjustment to initial reserves recognized in purchase accounting	240	165	405
Adjustments to reserve balance, charged to goodwill	(159)	(15)	(174)
Charges	-	-	-
Interest accretion	96	54	150
Adjustments to reserve estimates (a)	50	13	63
Payments	(329)	(49)	(378)
Amounts recognized and transferred to employee benefit plans, reducing prepaid expenses and other assets and/or accrued expenses and other liabilities	(593)	5	(588)
Other, including currency translation	(26)	(5)	(31)

Balance at end of period	$821	$632	$1,453

(a)	Includes $50 million related to a curtailment loss as a result of the salaried and hourly workforce reductions during the year ended December 31, 2008.

Recovery and Transformation Plan III

During 2008, the Company developed a multi-year plan to further restructure its business ("RTP III Plan"). Key initiatives for the RTP III Plan included salaried workforce reductions of approximately 5,500 individuals by the first quarter of 2009, and elimination of manufacturing work shifts to align with a market shift towards smaller, more fuel-efficient vehicles by the end of 2009. The Company also restructured its parts distribution operations, which included the closing of four parts distribution centers in the U.S. and Canada. The remaining workforce reductions will be achieved through a combination of retirements, special voluntary programs, attrition and involuntary separations and will affect represented and non-represented hourly and salary employees. Other costs related to restructuring included supplier contract cancellation costs related to the reduction of production capacity and the cancellation of construction in process at one of its plants. The total costs expected to be incurred in connection with the RTP III Plan are estimated to reach approximately $1,254 million, including $1,203 million related to employee termination benefits and $51 million of other costs.

Charges of $114 million and $1,061 million, net of discounting, and interest accretion of $8 million and $40 million related to the RTP III Plan were recorded during the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively. For the period from January 1, 2009 to June 9, 2009 the charges included costs related to workforce reductions. For the year ended December 31, 2008, the charges included costs related to workforce reductions, including a curtailment loss as a result of the salaried and hourly workforce reductions, as well as supplier contract cancellation costs and other costs. The Company also made refinements to existing reserve estimates resulting in net increases of $42 million and $24 million during the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively. For the period January 1, 2009 to June 9, 2009, these adjustments primarily represented increases in the estimated costs of workforce reductions as a result of management's adequacy reviews, which take into consideration the actual acceptances and the composition of the remaining costs, offset by decreases in the estimated costs for contract cancellations and other costs. For the year ended December 31, 2008, these adjustments primarily related to increases in the expected costs of the related programs associated with workforce reductions as a result of management's adequacy reviews. During the period from January 1, 2009 to June 9, 2009, currency translation of $15 million was also recorded. The charges, currency translation, interest accretion and reserve adjustments are included in Restructuring Expense (Income), Net in the accompanying Consolidated Statements of Operations, and would have otherwise been reflected in Cost of Sales. Additional charges of approximately $94 million related to employee relocation costs, supplier contract cancellations, plant closures and interest accretion are expected to be recognized during the remainder of 2009 and beyond.

In connection with these actions, the Company made payments of approximately $356 million and $273 million during the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively, and expects to make payments of approximately $166 million, $37 million and $67 million during the remainder of 2009, 2010 and 2011 and beyond, respectively.

The following summarizes the RTP III Plan activity in the restructuring reserves, which are included in Accrued Expenses and Other Liabilities in the accompanying Consolidated Balance Sheets (in millions of dollars):

	Period from January 1, 2009 to June 9, 2009
	Workforce Reductions	Other Costs	Total
Balance at beginning of period	$357	$56	$413
Charges	114	-	114
Interest accretion	7	1	8
Adjustments to reserve estimates	60	(18)	42
Payments	(336)	(20)	(356)
Amounts recognized and transferred to employee benefit plans	(62)	-	(62)
Other, including currency translation	16	1	17

Balance at end of period	$156	$20	$176

	Year Ended December 31, 2008
	Workforce Reductions	Other Costs	Total
Balance at beginning of period	$-	$-	$-
Charges (a)	1,005	56	1,061
Interest accretion	40	-	40
Adjustments to reserve estimates	24	-	24
Payments	(273)	-	(273)
Amounts recognized and transferred to employee benefit plans	(438)	-	(438)
Other, including currency translation	(1)	-	(1)

Balance at end of period	$357	$56	$413

(a)	Includes $112 million related to a curtailment loss as a result of the salaried and hourly wokforce reductions during the year ended December 31, 2008.

Recovery and Transformation Plan IV

On April 30, 2009, and in conjunction with the Chapter 11 Proceedings, the Company announced a multi-year plan to further restructure its business ("RTP IV Plan"). Key initiatives for the RTP IV Plan included a workforce reduction of approximately 2,500 individuals by December 31, 2010, in response to volume deteriorations and the significant decline in the seasonally adjusted annual rate ("SAAR") of U.S. vehicle sales. The RTP IV Plan also includes the continued restructuring of the Company's parts distribution operations, which includes the closure of three additional parts distribution centers in the U.S. The workforce reductions will be achieved through a combination of retirements, special voluntary programs, attrition, and involuntary separations and will affect represented and non-represented hourly and salary employees. The Company has also eliminated a work shift at a facility and idled operations at an additional three facilities. Other costs related to the restructuring include plant closure and supplier contract cancellation costs. The total costs expected to be incurred in connection with the RTP IV Plan are estimated to reach approximately $396 million, including $341 million related to employee termination benefits and $55 million of other costs.

Charges of $197 million related to the RTP IV plan were recorded during the period from January 1, 2009 to June 9, 2009. The charges included costs related to the workforce reductions. These charges are included in Restructuring Expense (Income), Net in the accompanying Consolidated Statements of Operations, and would have otherwise been reflected in Cost of Sales. Additional charges of approximately $199 million related to employee relocation, plant closure costs and interest accretion are expected to be recognized during the remainder of 2009 and beyond.

In connection with these actions, the Company made no payments during the period from January 1, 2009 to June 9, 2009. The Company expects to make payments of approximately $104 million, $23 million and $213 million during the remainder of 2009, 2010, and 2011 and beyond, respectively. Additional payments of approximately $56 million are expected to be funded through pension and other employee benefit plans related to special retirement and other benefits.

RTP IV Plan restructuring reserves as of June 9, 2009 were $197 million and are included in Accrued Expenses and Other Liabilities in the accompanying Consolidated Balance Sheets.

Other Voluntary Separation Actions

In March 2009, the Company began offering voluntary employee separation programs as part of an initiative to reduce the represented workforce. These programs were extended to all represented hourly and salary employees throughout the organization and, therefore, did not meet the accounting criteria to be recorded as exit or disposal activities. The costs associated with these actions are recognized upon acceptance by the affected employee.

In connection with these programs, the Company recorded charges of $371 million in Cost of Sales in the accompanying Consolidated Statements of Operations and made payments of approximately $309 million during the period from January 1, 2009 to June 9, 2009. As of June 9, 2009, reserves of approximately $62 million related to these actions are included in Accrued Expenses and Other Liabilities in the accompanying Consolidated Balance Sheets.

Venezuelan Currency Devaluation	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Venezuelan Currency Devaluation [Abstract]
Venezuelan Currency Devaluation

Note 16. Venezuelan Currency Devaluation

The functional currency of Chrysler de Venezuela ("CdV"), our wholly-owned subsidiary in Venezuela, is the USD. Pursuant to certain Venezuelan foreign currency exchange control regulations, the Central Bank of Venezuela centralizes all foreign currency transactions in the country. Under these regulations, the purchase and sale of foreign currency must be made through the Commission for the Administration of Foreign Exchange ("CADIVI").

Prior to January 1, 2010, the official exchange rate was 2.15 bolivar fuerte ("BsF") per USD. In January 2010, the Venezuelan government devalued the BsF relative to the USD from the official rate of 2.15 BsF per USD to a dual-rated system regulated by the CADIVI. The dual-rate included (i) an essential rate of 2.60 BsF per USD for food, technology and other items, such as our car kits, and (ii) a nonessential rate of 4.30 BsF per USD for all other transactions. As a result of this devaluation, we recorded a foreign currency translation loss of $20 million in the first quarter of 2010. On December 30, 2010, a further devaluation of the BsF was announced, eliminating the essential rate of 2.60 BsF per USD and requiring all CADIVI-approved transactions, including transactions that were pending CADIVI approval prior to the announcement, to occur at the previous nonessential rate of 4.30 BsF per USD. The new rate was declared effective as of January 1, 2011. The nonessential rate remained unchanged. However, as a result of the announced devaluation of the essential rate on December 30, 2010, we remeasured all BsF denominated balances at that time. No additional events have occurred during the first nine months of 2011 which would further impact the BsF to USD exchange rate.

As of September 30, 2011 and December 31, 2010, the net monetary assets of CdV denominated in BsF were 895 million ($208 million USD) and 348 million ($81 million USD), respectively, which included cash and cash equivalents denominated in BsF of 1,014 million ($236 million USD) and 651 million ($151 million USD), respectively.

Note 22.  Venezuelan Currency Devaluation

The functional currency of Chrysler de Venezuela ("CdV"), our wholly-owned subsidiary in Venezuela, is the USD. Pursuant to certain Venezuelan foreign currency exchange control regulations, the Central Bank of Venezuela ("BCV") centralizes all foreign currency transactions in the country. Under these regulations, the purchase and sale of foreign currency must be made through the Commission for the Administration of Foreign Exchange ("CADIVI").

Prior to January 1, 2010, the official exchange rate was 2.15 bolivar fuerte ("BsF") per USD. Accordingly, this rate was used to remeasure all BsF denominated balances as of December 31, 2009. During 2010, the Venezuelan government made several changes to the regulations around foreign currency exchange, as summarized below:

•

In January 2010, the Venezuelan government devalued the BsF relative to the USD from the official rate of 2.15 BsF per USD to a dual-rated system regulated by the CADIVI. The dual-rate included (i) an essential rate of 2.60 BsF per USD for food, technology and other items, such as our car kits, and (ii) a nonessential rate of 4.30 BsF per USD for all other transactions. As a result of this devaluation, we recorded a foreign currency translation loss of $20 million in the first quarter of 2010.

•

In June 2010, the Venezuelan government introduced a new regulated system, the Transaction System for Foreign Currency Denominated Securities ("SITME"), whereby entities domiciled in Venezuela can buy limited amounts of USD denominated securities through banks authorized by the BCV. The SITME eliminated the previously existing "parallel" foreign currency exchange market in Venezuela that enabled entities to use brokers to obtain foreign currency without having to purchase the currency from the CADIVI at the official rate. The SITME rate is a government determined rate fixed at 5.30 BsF per USD for 2010.

•

On December 30, 2010, a further devaluation of the BsF was announced, eliminating the essential rate of 2.60 BsF and requiring all CADIVI-approved transactions, including transactions that were pending CADIVI approval prior to the announcement, to occur at the previous nonessential rate of 4.30 BsF per USD. The new rate was declared effective as of January 1, 2011. The nonessential rate remained unchanged.

During 2010, we exchanged BsF for USD through the CADIVI to settle our Venezuelan subsidiary's USD denominated liabilities, which have historically taken up to 260 days from invoice date. The majority of these payments were at the essential rate of 2.60 BsF per USD, therefore, this rate was used to remeasure all BsF denominated balances during the period. However, as a result of the announced devaluation of the essential rate on December 30, 2010, we remeasured all BsF denominated balances as of December 31, 2010 using the new rate of 4.30 BsF per USD. The remeasurement resulted in a loss of $80 million.

At December 31, 2010 and 2009, the net monetary assets of CdV denominated in BsF were 348 million ($81 million USD) and 234 million ($109 million USD), respectively. In addition, cash and cash equivalents denominated in BsF were 651 million ($151 million USD) and 333 million ($155 million USD) at December 31, 2010 and 2009, respectively.

Supplemental Parent And Guarantor Condensed Consolidating Financial Statements	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Supplemental Parent And Guarantor Condensed Consolidating Financial Statements [Abstract]
Supplemental Parent And Guarantor Condensed Consolidating Financial Statements

Note 17. Supplemental Parent and Guarantor Condensed Consolidating Financial Statements

On May 24, 2011, we entered into an indenture with CG Co-Issuer Inc. ("CG Co-Issuer"), certain of our U.S. subsidiaries (the "Guarantors") and Wilmington Trust FSB, as trustee and Citibank, N.A. as collateral agent, paying agent, registrar and authenticating agent, pursuant to which we issued the Notes. Refer to Note 8, Financial Liabilities, for additional information related to the Notes. CG Co-Issuer was formed as a special purpose finance subsidiary to facilitate the offering of the Notes and the Exchange Notes. CG Co-Issuer does not have any operations, assets, liabilities (other than the Notes) or revenues. Each of the Guarantors is a wholly-owned subsidiary of Chrysler Group LLC (the "Parent"). Each of the Guarantors fully and unconditionally guarantee the Notes on a joint and several basis. CG Co-Issuer and each of the Guarantors also guarantee the Senior Credit Facilities. Refer to Note 8, Financial Liabilities, for additional information related to the Senior Credit Facilities.

The following condensed consolidating financial statements present financial data for (i) the Parent; (ii) the combined Guarantors; (iii) the combined Non-Guarantors (all subsidiaries that are Non-Guarantors); (iv) consolidating adjustments to arrive at the information for the Parent, Guarantors and Non-Guarantors on a consolidated basis; and (v) the consolidated financial results for Chrysler Group LLC.

Investments in subsidiaries are accounted for by the Parent and Guarantors using the equity method for this presentation. Results of operations of subsidiaries are therefore classified in the Parent's and Guarantors' investments in subsidiaries accounts. The elimination entries set forth in the following condensed consolidating financial statements eliminate investments in subsidiaries, as well as intercompany balances, transactions, income and expense between the Parent, Guarantors and Non-Guarantors.

Condensed Consolidating Statements of Operations (in millions of dollars):

	Three Months Ended September 30, 2011
	Parent	Guarantors	Non- Guarantors	Consolidating Adjustments	Chrysler Group LLC Consolidated
Revenues, net	$13,113	$1,600	$7,913	$(9,559)	$13,067
Cost of sales	11,522	1,621	7,458	(9,588)	11,013

GROSS MARGIN	1,591	(21)	455	29	2,054
Selling, administrative and other expenses	861	35	128	53	1,077
Research and development expenses, net	438	—	7	—	445
Restructuring expenses (income), net	2	(2)	—	—	—
Interest expense	254	1	38	(11)	282
Interest income	(2)	(1)	(6)	—	(9)

INCOME (LOSS) BEFORE INCOME TAXES	38	(54)	288	(13)	259
Income tax expense	—	—	47	—	47
Equity in net (income) loss of subsidiaries	(174)	(7)	—	181	—

NET INCOME (LOSS)	$212	$(47)	$241	$(194)	$212

	Three Months Ended September 30, 2010
	Parent	Guarantors	Non- Guarantors	Consolidating Adjustments	Chrysler Group LLC Consolidated
Revenues, net	$10,993	$770	$6,541	$(7,286)	$11,018
Cost of sales	9,787	716	6,211	(7,257)	9,457

GROSS MARGIN	1,206	54	330	(29)	1,561
Selling, administrative and other expenses	722	46	142	24	934
Research and development expenses, net	373	—	4	—	377
Restructuring income, net	(11)	—	(2)	—	(13)
Interest expense	270	1	59	(14)	316
Interest income	(4)	—	(4)	—	(8)

INCOME (LOSS) BEFORE INCOME TAXES	(144)	7	131	(39)	(45)
Income tax expense	7	—	33	(1)	39
Equity in net (income) loss of subsidiaries	(67)	(6)	—	73	—

NET INCOME (LOSS)	$(84)	$13	$98	$(111)	$(84)

	Nine Months Ended September 30, 2011
	Parent	Guarantors	Non- Guarantors	Consolidating Adjustments	Chrysler Group LLC Consolidated
Revenues, net	$39,966	$4,113	$24,144	$(28,371)	$39,852
Cost of sales	34,991	4,180	22,752	(28,376)	33,547

GROSS MARGIN	4,975	(67)	1,392	5	6,305
Selling, administrative and other expenses	2,831	114	432	140	3,517
Research and development expenses, net	1,173	—	18	—	1,191
Restructuring expenses, net	—	13	—	—	13
Interest expense	801	2	188	(33)	958
Interest income	(12)	—	(19)	—	(31)
Loss on extinguishment of debt	170	—	381	—	551

INCOME (LOSS) BEFORE INCOME TAXES	12	(196)	392	(102)	106
Income tax expense	7	—	139	2	148
Equity in net (income) loss of subsidiaries	47	(20)	—	(27)	—

NET INCOME (LOSS)	$(42)	$(176)	$253	$(77)	$(42)

	Nine Months Ended September 30, 2010
	Parent	Guarantors	Non- Guarantors	Consolidating Adjustments	Chrysler Group LLC Consolidated
Revenues, net	$30,842	$2,603	$20,568	$(22,830)	$31,183
Cost of sales	27,376	2,546	19,679	(22,838)	26,763

GROSS MARGIN	3,466	57	889	8	4,420
Selling, administrative and other expenses	2,097	85	454	134	2,770
Research and development expenses, net	1,037	—	13	—	1,050
Restructuring expenses (income), net	19	29	(1)	—	47
Interest expense	793	5	174	(32)	940
Interest income	(18)	(1)	(22)	—	(41)

INCOME (LOSS) BEFORE INCOME TAXES	(462)	(61)	271	(94)	(346)
Income tax expense	11	—	97	(1)	107
Equity in net (income) loss of subsidiaries	(20)	(18)	—	38	—

NET INCOME (LOSS)	$(453)	$(43)	$174	$(131)	$(453)

Condensed Consolidating Balance Sheets (in millions of dollars):

	September 30, 2011
	Parent	Guarantors	Non- Guarantors	Consolidating Adjustments	Chrysler Group LLC Consolidated
CURRENT ASSETS:
Cash and cash equivalents	$7,519	$184	$1,751	$—	$9,454
Restricted cash	33	—	4	—	37
Trade receivables, net	446	190	365	—	1,001
Inventories	2,935	78	1,575	(156)	4,432
Prepaid expenses and other assets
Due from subsidiaries	—	—	834	(834)	—
Other	434	622	367	—	1,423
Deferred taxes	—	—	25	2	27

TOTAL CURRENT ASSETS	11,367	1,074	4,921	(988)	16,374
PROPERTY AND EQUIPMENT:
Property, plant and equipment, net	8,932	618	4,184	(147)	13,587
Equipment on operating leases, net	1,089	271	403	—	1,763

TOTAL PROPERTY AND EQUIPMENT	10,021	889	4,587	(147)	15,350
OTHER ASSETS:
Advances to related parties and other financial assets
Due from subsidiaries	342	—	104	(446)	—
Other	45	1	12	—	58
Investment in subsidiaries	2,881	91	—	(2,972)	—
Restricted cash	337	—	12	—	349
Goodwill	1,361	—	—	—	1,361
Other intangible assets, net	3,262	27	1,015	(929)	3,375
Prepaid expenses and other assets	259	5	98	—	362
Deferred taxes	—	—	21	—	21

TOTAL OTHER ASSETS	8,487	124	1,262	(4,347)	5,526

TOTAL ASSETS	$29,875	$2,087	$10,770	$(5,482)	$37,250

CURRENT LIABILITIES:
Trade liabilities	$5,900	$265	$2,014	$—	$8,179
Accrued expenses and other liabilities
Due to subsidiaries	1,186	156	—	(1,342)	—
Other	5,134	135	2,459	—	7,728
Current maturities of financial liabilities
Due to subsidiaries	19	—	70	(89)	—
Other	91	—	145	—	236
Deferred revenue	1,443	87	112	—	1,642
Deferred taxes	—	—	84	—	84

TOTAL CURRENT LIABILITIES	13,773	643	4,884	(1,431)	17,869
LONG-TERM LIABILITIES:
Accrued expenses and other liabilities	8,003	178	1,440	—	9,621
Financial liabilities
Due to subsidiaries	—	168	—	(168)	—
Other	10,719	—	1,429	—	12,148
Deferred revenue	423	50	146	—	619
Deferred taxes	25	—	32	4	61

TOTAL LONG-TERM LIABILITIES	19,170	396	3,047	(164)	22,449
MEMBERS' INTEREST (DEFICIT):
Membership interests	—	—	410	(410)	—
Contributed capital	2,658	1,644	1,930	(3,574)	2,658
Accumulated income (losses)	(4,479)	(596)	480	116	(4,479)
Accumulated other comprehensive income (loss)	(1,247)	—	19	(19)	(1,247)

TOTAL MEMBERS' INTEREST (DEFICIT)	(3,068)	1,048	2,839	(3,887)	(3,068)

TOTAL LIABILITIES AND MEMBERS' INTEREST (DEFICIT)	$29,875	$2,087	$10,770	$(5,482)	$37,250

	December 31, 2010
	Parent	Guarantors	Non- Guarantors	Consolidating Adjustments	Chrysler Group LLC Consolidated
CURRENT ASSETS:
Cash and cash equivalents	$4,871	$81	$2,395	$—	$7,347
Restricted cash	131	—	173	—	304
Trade receivables, net	267	137	415	—	819
Inventories	2,150	139	1,544	(186)	3,647
Prepaid expenses and other assets
Due from subsidiaries	—	440	392	(832)	—
Other	490	218	1,465	—	2,173
Deferred taxes	—	—	26	4	30

TOTAL CURRENT ASSETS	7,909	1,015	6,410	(1,014)	14,320

PROPERTY AND EQUIPMENT:
Property, plant and equipment, net	9,195	582	4,192	(152)	13,817
Equipment on operating leases, net	404	260	871	—	1,535

TOTAL PROPERTY AND EQUIPMENT	9,599	842	5,063	(152)	15,352

OTHER ASSETS:
Advances to related parties and other financial assets
Due from subsidiaries	—	—	99	(99)	—
Other	136	2	16	—	154
Investment in subsidiaries	2,905	71	—	(2,976)	—
Restricted cash	355	—	12	—	367
Goodwill	1,361	—	—	—	1,361
Other intangible assets, net	3,365	29	1,088	(978)	3,504
Prepaid expenses and other assets	245	3	104	—	352
Deferred taxes	—	—	39	—	39

TOTAL OTHER ASSETS	8,367	105	1,358	(4,053)	5,777

TOTAL ASSETS	$25,875	$1,962	$12,831	$(5,219)	$35,449

CURRENT LIABILITIES:
Trade liabilities	$5,098	$226	$1,704	$—	$7,028
Accrued expenses and other liabilities
Due to subsidiaries	922	—	—	(922)	—
Other	4,527	139	2,928	—	7,594
Current maturities of financial liabilities
Due to subsidiaries	—	—	114	(114)	—
Other	2,139	—	619	—	2,758
Deferred revenue	678	107	103	—	888
Deferred taxes	—	—	85	—	85

TOTAL CURRENT LIABILITIES	13,364	472	5,553	(1,036)	18,353

LONG-TERM LIABILITIES:
Accrued expenses and other liabilities	8,220	165	1,576	—	9,961
Financial liabilities
Due to subsidiaries	249	69	—	(318)	—
Other	8,084	—	2,889	—	10,973
Deferred revenue	424	22	134	—	580
Deferred taxes	23	—	19	29	71

TOTAL LONG-TERM LIABILITIES	17,000	256	4,618	(289)	21,585

MEMBERS' INTEREST (DEFICIT):
Membership interests	—	—	292	(292)	—
Contributed capital	1,399	1,643	2,045	(3,688)	1,399
Accumulated income (losses)	(4,437)	(410)	326	84	(4,437)
Accumulated other comprehensive income (loss)	(1,451)	1	(3)	2	(1,451)

TOTAL MEMBERS' INTEREST (DEFICIT)	(4,489)	1,234	2,660	(3,894)	(4,489)

TOTAL LIABILITIES AND MEMBERS' INTEREST (DEFICIT)	$25,875	$1,962	$12,831	$(5,219)	$35,449

Condensed Consolidating Statements of Cash Flows (in millions of dollars):

	Nine Months Ended September 30, 2011
	Parent	Guarantors	Non- Guarantors	Consolidating Adjustments	Chrysler Group LLC Consolidated
CASH FLOWS FROM OPERATING ACTIVITIES:
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	$2,532	$128	$1,626	$(749)	$3,537

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment and intangible assets	(1,200)	(99)	(609)	—	(1,908)
Proceeds from disposals of property, plant and equipment	1	8	6	—	15
Proceeds from disposals of equipment on operating leases	—	(14)	619	—	605
Proceeds from sale of equity investment	17	—	—	—	17
Changes in restricted cash	116	—	181	—	297
Changes in loans and notes receivable	2	—	2	—	4
Proceeds from USDART	96	—	—	—	96

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(968)	(105)	199	—	(874)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of U.S. Treasury first lien credit facilities	(5,460)	—	—	—	(5,460)
Repayment of Export Development Canada credit facilities	—	—	(1,723)	—	(1,723)
Proceeds from Senior Secured Notes	3,160	—	—	—	3,160
Proceeds from Tranche B Term Loan	2,933	—	—	—	2,933
Repayment of Tranche B Term Loan	(8)	—	—	—	(8)
Repayments of Gold Key Lease financing	—	—	(562)	—	(562)
Repayment of Canadian Health Care Trust Notes	—	—	(26)	—	(26)
Net repayment of other financial liabilities	(56)	—	(11)	—	(67)
Debt issuance costs	(62)	—	—	—	(62)
Proceeds from Fiat's incremental equity call option exercise	1,268	—	—	—	1,268
Distribution for state tax withholding obligations on behalf of certain members	(9)	—	—	—	(9)
Dividends issued to subsidiaries	—	(10)	(99)	109	—
Net increase (decrease) in loans to subsidiaries	(682)	90	(48)	640	—

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	1,084	80	(2,469)	749	(556)

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—

Net change in cash and cash equivalents	2,648	103	(644)	—	2,107
Cash and cash equivalents at beginning of period	4,871	81	2,395	—	7,347

Cash and cash equivalents at end of period	$7,519	$184	$1,751	$—	$9,454

	Nine Months Ended September 30, 2010
	Parent	Guarantors	Non- Guarantors	Consolidating Adjustments	Chrysler Group LLC Consolidated
CASH FLOWS FROM OPERATING ACTIVITIES:
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	$3,580	$71	$976	$(400)	$4,227

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment and intangible assets	(1,111)	(92)	(477)	—	(1,680)
Proceeds from disposals of property, plant and equipment	9	—	4	—	13
Proceeds from disposals of equipment on operating leases	—	(15)	928	—	913
Changes in restricted cash	(128)	—	193	—	65
Changes in loans and notes receivable	2	—	35	—	37

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(1,228)	(107)	683	—	(652)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds of Gold Key Lease financing	—	—	266	—	266
Repayments of Gold Key Lease financing	—	—	(1,633)	—	(1,633)
Proceeds from Mexican development banks loan	—	—	400	—	400
Repayment of Chrysler Receivables SPV, LLC loan	—	—	(123)	—	(123)
Net repayment of other financial liabilities	(45)	—	(42)	—	(87)
Dividends issued to subsidiaries	—	(19)	(90)	109	—
Net increase (decrease) in loans to subsidiaries	(64)	2	(229)	291	—

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(109)	(17)	(1,451)	400	(1,177)

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—
Net change in cash and cash equivalents	2,243	(53)	208	—	2,398
Cash and cash equivalents at beginning of period	3,148	131	2,583	—	5,862

Cash and cash equivalents at end of period	$5,391	$78	$2,791	$—	$8,260

Note 23.  Supplemental Parent and Guarantor Condensed Consolidating Financial Statements

On May 24, 2011, we entered into an indenture with CG Co-Issuer Inc. ("CG Co-Issuer"), a wholly-owned subsidiary of Chrysler Group LLC (the "Parent"), certain of our U.S. subsidiaries (the "Guarantors") and Wilmington Trust FSB, as trustee and Citibank, N.A. as collateral agent, paying agent, registrar and authenticating agent, pursuant to which we issued $1.5 billion of 8.00 percent senior secured notes due 2019 and $1.7 billion of 8.25 percent senior secured notes due 2021, collectively referred to as "the Notes." The Notes mature on June 15 of the respective year the notes are due. The Notes were issued at par and were sold in a private placement to (i) qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and (ii) outside the United States to persons who are not U.S. persons (as defined in Rule 902 of Regulation S under the Securities Act) in compliance with Regulation S under the Securities Act. We have agreed to register notes ("Exchange Notes") having substantially identical terms as the Notes with the SEC as part of an offer to exchange freely tradable exchange notes for the Notes.

CG Co-Issuer was formed as a special purpose finance subsidiary to facilitate the offering of the Notes and the Exchange Notes. CG Co-Issuer does not have any operations, assets, liabilities (other than the Notes) or revenues. Each of the Guarantors is a wholly-owned subsidiary of the Parent. Each of the Guarantors fully and unconditionally guarantee the Notes on a joint and several basis.

The indenture includes affirmative covenants, including, the reporting of financial results and other developments. The indenture also contains negative covenants related to our ability and, in certain instances, the ability of certain of our subsidiaries to, (i) pay dividends or make distributions on the Company's capital stock or repurchase the Company's capital stock; (ii) make restricted payments; (iii) create certain liens to secure indebtedness; (iv) enter into sale and leaseback transactions; (v) engage in transactions with affiliates; (vi) merge or consolidate with certain companies and (vii) transfer and sell assets.

The indenture provides for customary events of default, including but not limited to, (i) nonpayment; (ii) breach of covenants in the indenture; (iii) payment defaults or acceleration of other indebtedness; (iv) a failure to pay certain judgments and (v) certain events of bankruptcy, insolvency and reorganization. If certain events of default occur and are continuing, the trustee or the holders of at least 25 percent in principal amount of the Notes outstanding under one of the series may declare all of the Notes of that series to be due and payable immediately, together with accrued interest, if any.

In addition on May 24, 2011, we entered into a $4.3 billion senior secured credit agreement with a syndicate of private sector lenders which includes a $3.0 billion senior secured Tranche B term loan (the "Tranche B Term Loan") due May 24, 2017, and a $1.3 billion senior secured revolving credit facility (the "Revolving Facility"), which may be borrowed and repaid from time to time until the maturity date on May 24, 2016. The Tranche B Term Loan and the Revolving Facility are collectively referred to as the "Senior Credit Facilities." CG Co-Issuer and each of the Guarantors also guarantee the Senior Credit Facilities.

The following condensed consolidating financial statements present financial data for (i) the Parent; (ii) the combined Guarantors; (iii) the combined Non-Guarantors (all subsidiaries that are Non-Guarantors); (iv) consolidating adjustments to arrive at the information for the Parent, Guarantors and Non-Guarantors on a consolidated basis; and (v) the consolidated financial results for Chrysler Group LLC.

Investments in subsidiaries are accounted for by the Parent and Guarantors using the equity method for this presentation. Results of operations of subsidiaries are therefore classified in the Parent's and Guarantors' investments in subsidiaries accounts. The elimination entries set forth in the following condensed consolidating financial statements eliminate investments in subsidiaries, as well as intercompany balances, transactions, income and expense between the Parent, Guarantors and Non-Guarantors.

Condensed Consolidating Statements of Operations (in millions of dollars):

	Year Ended December 31, 2010
	Parent	Guarantors	Non-Guarantors	Consolidating Adjustments	Chrysler Group LLC Consolidated
Revenues, net	$41,537	$3,658	$26,533	$(29,782)	$41,946
Cost of sales	36,770	3,522	25,380	(29,786)	35,886

GROSS MARGIN	4,767	136	1,153	4	6,060
Selling, administrative and other expenses	2,891	127	614	165	3,797
Research and development expenses	1,480	—	20	—	1,500
Restructuring (income) expenses, net	(157)	206	(1)	—	48
Interest expense	1,073	5	241	(43)	1,276
Interest income	(19)	(1)	(28)	—	(48)

INCOME (LOSS) BEFORE INCOME TAXES	(501)	(201)	307	(118)	(513)
Income tax expense	5	—	134	—	139
Equity in net (income) loss of subsidiaries	146	(26)	—	(120)	—

NET INCOME (LOSS)	$(652)	$(175)	$173	$2	$(652)

	Period from June 10, 2009 to December 31, 2009
	Parent	Guarantors	Non-Guarantors	Consolidating Adjustments	Chrysler Group LLC Consolidated
Revenues, net	$16,578	$1,211	$12,426	$(12,505)	$17,710
Cost of sales	15,537	1,347	11,687	(12,460)	16,111

GROSS MARGIN	1,041	(136)	739	(45)	1,599
Selling, administrative and other expenses	3,869	85	355	27	4,336
Research and development expenses	609	4	13	—	626
Restructuring (income) expenses, net	37	—	(3)	—	34
Interest expense	369	4	120	(23)	470
Interest income	(70)	(4)	(37)	—	(111)

INCOME (LOSS) BEFORE INCOME TAXES	(3,773)	(225)	291	(49)	(3,756)
Income tax expense	12	3	18	(4)	29
Equity in net (income) loss of subsidiaries	—	(14)	—	14	—

NET INCOME (LOSS)	$(3,785)	$(214)	$273	$(59)	$(3,785)

Condensed Consolidating Balance Sheets (in millions of dollars):

	December 31, 2010
	Parent	Guarantors	Non-Guarantors	Consolidating Adjustments	Chrysler Group LLC Consolidated
CURRENT ASSETS:
Cash and cash equivalents	$4,871	$81	$2,395	$—	$7,347
Restricted cash	131	—	173	—	304
Trade receivables, net	267	137	415	—	819
Inventories	2,150	139	1,544	(186)	3,647
Prepaid expenses and other assets
Due from subsidiaries	—	440	392	(832)	—
Other	490	218	1,465	—	2,173
Deferred taxes	—	—	26	4	30

TOTAL CURRENT ASSETS	7,909	1,015	6,410	(1,014)	14,320
PROPERTY AND EQUIPMENT:
Property, plant and equipment, net	9,195	582	4,192	(152)	13,817
Equipment on operating leases, net	404	260	871	—	1,535

TOTAL PROPERTY AND EQUIPMENT	9,599	842	5,063	(152)	15,352
OTHER ASSETS:
Advances to related parties and other financial assets
Due from subsidiaries	—	—	99	(99)	—
Other	136	2	16	—	154
Investment in subsidiaries	2,905	71	—	(2,976)	—
Restricted cash	355	—	12	—	367
Goodwill	1,361	—	—	—	1,361
Other intangible assets, net	3,365	29	1,088	(978)	3,504
Deferred taxes	—	—	39	—	39
Prepaid expenses and other assets	245	3	104	—	352

TOTAL OTHER ASSETS	8,367	105	1,358	(4,053)	5,777

TOTAL ASSETS	$25,875	$1,962	$12,831	$(5,219)	$35,449

CURRENT LIABILITIES:
Trade liabilities	$5,098	$226	$1,704	$—	$7,028
Accrued expenses and other liabilities
Due to subsidiaries	922	—	—	(922)	—
Other	4,527	139	2,928	—	7,594
Current maturities of financial liabilities
Due to subsidiaries	—	—	114	(114)	—
Other	2,139	—	619	—	2,758
Deferred revenue	678	107	103	—	888
Deferred taxes	—	—	85	—	85

TOTAL CURRENT LIABILITIES	13,364	472	5,553	(1,036)	18,353
LONG-TERM LIABILITIES:
Accrued expenses and other liabilities	8,220	165	1,576	—	9,961
Financial liabilities
Due to subsidiaries	249	69	—	(318)	—
Other	8,084	—	2,889	—	10,973
Deferred revenue	424	22	134	—	580
Deferred taxes	23	—	19	29	71

TOTAL LONG-TERM LIABILITIES	17,000	256	4,618	(289)	21,585
MEMBERS' INTEREST (DEFICIT):
Membership interests	—	—	292	(292)	—
Contributed capital	1,399	1,643	2,045	(3,688)	1,399
Accumulated income (losses)	(4,437)	(410)	326	84	(4,437)
Accumulated other comprehensive income (loss)	(1,451)	1	(3)	2	(1,451)

TOTAL MEMBERS' INTEREST (DEFICIT)	(4,489)	1,234	2,660	(3,894)	(4,489)

TOTAL LIABILITIES AND MEMBERS' INTEREST (DEFICIT)	$25,875	$1,962	$12,831	$(5,219)	$35,449

	December 31, 2009
	Parent	Guarantors	Non-Guarantors	Consolidating Adjustments	Chrysler Group LLC Consolidated
CURRENT ASSETS:
Cash and cash equivalents	$3,148	$131	$2,583	$—	$5,862
Restricted cash	—	—	203	—	203
Marketable securities	—	—	15	—	15
Trade receivables, net	969	142	641	—	1,752
Inventories	1,376	192	1,459	(244)	2,783
Prepaid expenses and other assets Due from subsidiaries	—	585	—	(585)	—
Other	569	30	1,684	—	2,283
Deferred taxes	1	—	52	3	56

TOTAL CURRENT ASSETS	6,063	1,080	6,637	(826)	12,954
PROPERTY AND EQUIPMENT:
Property, plant and equipment, net	9,659	468	3,994	(161)	13,960
Equipment on operating leases, net	199	244	2,133	—	2,576

TOTAL PROPERTY AND EQUIPMENT	9,858	712	6,127	(161)	16,536
OTHER ASSETS:
Advances to related parties and other financial assets
Due from subsidiaries	—	3	14	(17)	—
Other	141	1	41	—	183
Investment in subsidiaries	3,496	45	—	(3,541)	—
Restricted cash	354	—	173	—	527
Goodwill	1,361	—	—	—	1,361
Other intangible assets, net	3,233	30	1,108	(927)	3,444
Deferred taxes	—	—	26	(4)	22
Prepaid expenses and other assets	331	2	63	—	396

TOTAL OTHER ASSETS	8,916	81	1,425	(4,489)	5,933

TOTAL ASSETS	$24,837	$1,873	$14,189	$(5,476)	$35,423

CURRENT LIABILITIES:
Trade liabilities	$3,741	$217	$1,606	$—	$5,564
Accrued expenses and other liabilities
Due to subsidiaries	477	—	15	(492)	—
Other	9,124	(65)	3,053	—	12,112
Current maturities of financial liabilities Due to subsidiaries	—	—	296	(296)	—
Other	27	—	1,065	—	1,092
Deferred revenue	439	102	126	—	667
Deferred taxes	—	—	68	—	68

TOTAL CURRENT LIABILITIES	13,808	254	6,229	(788)	19,503
LONG-TERM LIABILITIES:
Accrued expenses and other liabilities	8,662	189	2,233	—	11,084
Financial liabilities Due to subsidiaries	237	—	—	(237)	—
Other	5,896	—	2,563	—	8,459
Deferred revenue	435	—	117	—	552
Deferred taxes	29	—	2	24	55

TOTAL LONG-TERM LIABILITIES	15,259	189	4,915	(213)	20,150
MEMBERS' INTEREST (DEFICIT):
Membership interests	—	—	364	(364)	—
Contributed capital	409	1,644	2,096	(3,740)	409
Accumulated income (losses)	(3,785)	(214)	264	(50)	(3,785)
Accumulated other comprehensive income (loss)	(854)	—	321	(321)	(854)

TOTAL MEMBERS' INTEREST (DEFICIT)	(4,230)	1,430	3,045	(4,475)	(4,230)

TOTAL LIABILITIES AND MEMBERS' INTEREST (DEFICIT)	$24,837	$1,873	$14,189	$(5,476)	$35,423

Condensed Consolidating Statements of Cash Flows (in millions of dollars):

	Year Ended December 31, 2010
	Parent	Guarantors	Non-Guarantors	Consolidating Adjustments	Chrysler Group LLC Consolidated
CASH FLOWS FROM OPERATING ACTIVITIES:
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	$3,568	$98	$985	$(456)	$4,195

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment and intangible assets	(1,545)	(158)	(682)	—	(2,385)
Proceeds from disposals of property, plant and equipment	11	—	2	—	13
Proceeds from disposals of equipment on operating leases	—	(19)	1,128	—	1,109
Change in restricted cash	(132)	—	192	—	60
Change in loans and notes receivable	2	—	34	—	36

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(1,664)	(177)	674	—	(1,167)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Mexican development banks loan	—	—	400	—	400
Repayment of Chrysler Receivables SPV loan	—	—	(123)	—	(123)
Repayment of Canadian Health Care Trust Notes	—	—	(45)	—	(45)
Repayment of Auburn Hills Headquarters loan	—	—	(12)	—	(12)
Proceeds from Gold Key Lease financing	—	—	266	—	266
Repayments of Gold Key Lease financing	—	—	(1,903)	—	(1,903)
Net repayment of other financial liabilities	(73)	—	(36)	—	(109)
Dividends issued to subsidiaries	—	(21)	(111)	132	—
Net increase (decrease) in loans to subsidiaries	(108)	50	(266)	324	—

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(181)	29	(1,830)	456	(1,526)

Effect of exchange rate changes on cash and cash equivalents	—	—	(17)	—	(17)
Net change in cash and cash equivalents	1,723	(50)	(188)	—	1,485
Cash and cash equivalents at beginning of period	3,148	131	2,583	—	5,862

Cash and cash equivalents at end of period	$4,871	$81	$2,395	$—	$7,347

	Period from June 10, 2009 to December 31, 2009
					Chrysler
	Parent	Guarantors	Non-Guarantors	Consolidating Adjustments	Group LLC Consolidated
CASH FLOWS FROM OPERATING ACTIVITIES:
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	$(40)	$277	$1,429	$669	$2,335

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment and intangible assets	(705)	(28)	(355)	—	(1,088)
Proceeds from disposals of property, plant and equipment	1	—	32	—	33
Proceeds from disposals of equipment on operating leases	—	25	713	—	738
Change in restricted cash	(9)	—	375	—	366
Change in loans and notes receivable	2	—	5	—	7
Payment to Old Carco LLC related to 363 Transaction	(2,000)	—	—	—	(2,000)
Cash acquired related to 363 Transaction	95	—	1,599	—	1,694
Proceeds from the USDART	500	—	—	—	500
Change in investments in subsidiaries	(64)	(64)	—	128	—

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(2,180)	(67)	2,369	128	250

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from U.S. Treasury	4,576	—	—	—	4,576
Proceeds from Export Development Canada	—	—	355	—	355
Repayment of Warranty SPV loan	—	—	(280)	—	(280)
Repayment of Auburn Hills Headquarters loan	—	—	(95)	—	(95)
Repayments of Gold Key Lease financing	—	—	(1,248)	—	(1,248)
Net repayment of other financial liabilities	(12)	—	(28)	—	(40)
Capital contribution s to subsidiaries	—	64	64	(128)	—
Dividends issued to subsidiaries	—	—	(9)	9	—
Net increase (decrease) in loans to subsidiaries	804	(143)	17	(678)	—

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	5,368	(79)	(1,224)	(797)	3,268

Effect of exchange rate changes on cash and cash equivalents	—	—	9	—	9
Net change in cash and cash equivalents	3,148	131	2,583	—	5,862
Cash and cash equivalents at beginning of period	—	—	—	—	—

Cash and cash equivalents at end of period	$3,148	$131	$2,583	$—	$5,862

Subsequent Events	9 Months Ended	12 Months Ended	5 Months Ended
	Sep. 30, 2011	Dec. 31, 2010	Jun. 09, 2009 Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]
Subsequent Events

Note 18. Subsequent Events

On October 26, 2011, the UAW ratified a new four-year national collective bargaining agreement, covering approximately 26,000 U.S. hourly and salary UAW represented employees. The provisions of this agreement include a $3,500 ratification bonus, $1,750 of which is payable within 30 days of ratification and $1,750 of which is payable upon our achievement of a financial milestone, and performance and quality bonuses totaling $4,000 over the contract period, with the potential of up to an additional $1,000 paid annually based on our achievement of certain metrics. In addition, the agreement provides UAW represented employees with a simplified profit sharing plan that is directly aligned with our profitability. We are currently evaluating the financial impact of the remaining terms of the contract.

Note 24.  Subsequent Events

Fiat Ownership Interest

In January 2011, we delivered an irrevocable commitment letter to the U.S. Treasury stating that we had received the appropriate governmental approvals to begin commercial production of our Fully Integrated Robotised Engine in our Dundee, Michigan facility. As a result, Fiat's percentage ownership interest in the Company increased from 20 percent to 25 percent as a result of achieving the first of three Class B Events as outlined in our LLC Operating Agreement. In accordance with our LLC Operating Agreement, Fiat's ownership interest increased through dilution of the other members' ownership interests.

In April 2011, we delivered a notice to the U.S. Treasury confirming that we had achieved the Non-NAFTA Distribution Event in our LLC Operating Agreement. As a result, Fiat's percentage ownership interest increased to 30 percent pursuant to our LLC Operating Agreement.

After these events and the proportional dilution of the ownership of our other members, the current ownership interests of our members is as follows: VEBA Trust: 59.2 percent; Fiat: 30 percent; U.S. Treasury: 8.6 percent and Canada CH: 2.2 percent.

On April 20, 2011, Fiat agreed with us and our other members that Fiat would increase its ownership interest in us by exercising in full its call option to acquire an additional 16 percent ownership interest in us pursuant to the terms of our LLC Operating Agreement. Fiat has agreed that it would acquire the additional ownership interest for a payment of $1,268 million, concurrently with the repayment in full of our U.S. Treasury first lien credit agreement and EDC credit agreement, provided that these repayments are completed by June 30, 2011. As described below, we announced on May 2, 2011 that we were pursuing a refinancing transaction that, if completed would enable us to repay in full our U.S. Treasury first lien credit agreement and EDC credit agreement.

Upon the closing of this call option exercise, we will receive the entire exercise price in cash, increasing our contributed capital by the net proceeds of the option exercise, and will issue new membership interests to Fiat, increasing Fiat's aggregate fully-diluted ownership interest by 16 percent.

On May 2, 2011, we announced that we intended to pursue a refinancing of our U.S. Treasury first lien credit agreement and EDC credit agreement, through a new senior secured term loan and revolving credit facility of up to $5 billion and an expected issuance of secured debt securities. The net proceeds of these transactions, together with the proceeds from Fiat's exercise of its call option, will be used to repay our outstanding loans under the U.S. Treasury first lien credit agreement and EDC credit agreement and to pay related fees and expenses. The terms and timing of these transactions remain subject to market conditions and agreement between the Company and prospective lenders and investors, and there can be no assurance that we can complete these transactions on terms acceptable to us.

Canadian Transfer Pricing Reassessment

During January 2011, we received reimbursements from Daimler of $319 million related to the Final Reassessment. Daimler also made payments of $183 million to the CRA and payments of $350 million to the Provincial Tax Authorities related to this matter. In addition, the $500 million CRA tax lien against our Canadian manufacturing facilities and related assets was discharged.

During February 2011, the Canadian Tax Authorities applied an additional $48 million of payments previously made by us against the amount owing under the Final Reassessment, thereby increasing the amount we are to be reimbursed by Daimler related to the Final Reassessment by $48 million. In February 2011, we received additional reimbursements from Daimler of $54 million related to the Final Reassessment and Daimler made additional payments of $123 million to the Provincial Tax Authorities. In addition, the remaining $700 million Ontario government tax liens against our Canadian manufacturing facilities and related assets was discharged.

Daimler is expected to make additional settlement payments to the Provincial Tax Authorities in the first quarter of 2011, with the remainder of the obligation being settled prior to the end of 2011. Refer to Note 13, Income Taxes, for additional information related to the Canadian Transfer Pricing Reassessment.

TARP Covenants

On April 20, 2011, we agreed with U.S. Treasury that in the event that the obligations under the U.S. Treasury loan agreement were repaid in full and the commitment under that agreement terminated, we would, in lieu of the vitality covenants, governance covenant and TARP covenants described in Note 12, Financial Liabilities, agree to continue to comply with the requirements of TARP as though the Company and its subsidiaries remained a TARP recipient receiving exceptional financial assistance through the date on which the U.S. Treasury has sold the Class A membership interest it originally acquired in connection with the 363 Transaction (the "TARP Restricted Period"). Specifically, we agreed to comply with the vitality covenant and covenants substantially similar to the TARP covenants during the TARP Restricted Period. The agreement expressly confirms that these restrictions will not be applicable to Fiat or any of its affiliates (other than Chrysler Group and its subsidiaries) in the event Fiat acquires majority ownership in us.

Other

In preparing our accompanying audited consolidated financial statements for the year ended December 31, 2010, we have evaluated for potential recognition and disclosure, events and transactions that have occurred subsequent to December 31, 2010 and through the date of the original issuance of these financial statements on February 25, 2011 and have updated this evaluation through the date of the reissuance of these financial statements on May 6, 2011.

Note 23. Subsequent Events

Fiat Transaction

On June 10, 2009, New Chrysler acquired the principal operating assets and assumed certain liabilities of the Debtors, in addition to acquiring the equity of the Company's foreign subsidiaries, in exchange for $2.0 billion in cash under the terms of the Purchase Agreement among the Company, New Chrysler and Fiat S.p.A in a transaction approved by the Court pursuant to Section 363 of the Bankruptcy Code. As of June 9, 2009, the carrying values of the total assets acquired and liabilities assumed by New Chrysler were approximately $33 billion and $29 billion, respectively.

The liabilities assumed by New Chrysler include, but are not limited to, certain accounts payable balances, accruals for personnel costs, warranty obligations, product liability accruals, sales incentive obligations, restructuring accruals and employee retirement and other benefit obligations. The principal liabilities not assumed by New Chrysler include the First and Second Lien Credit Agreements, the DIP Credit Agreement and certain OPEB and legal liabilities. Refer to Note 1, Background and Nature of Operations, for additional information related to the Fiat Transaction.

In connection with the Purchase Agreement and the Closing (see Note 1, Background and Nature of Operations), the Debtors and New Chrysler entered into a Transition Services Agreement dated June 10, 2009 (the "TSA"). As part of the TSA, New Chrysler has agreed to provide certain services to the Debtors, including, but not limited to, administrative services, corporate accounting services, benefits administration, information technology, in-house legal services, insurance and risk management, operations management, real estate, security, tax, treasury and finance, and workers' compensation. Similarly, the Debtors have agreed to provide certain services to New Chrysler, including, but not limited to, services with respect to dealer matters, company cars and corresponding insurance coverage. Such services are currently being provided by such parties in accordance with the TSA.

Additionally, as part of the TSA, the Debtors have granted New Chrysler licenses to occupy and use eight owned premises and various leased premises (collectively, the "Premises") for the operations of the New Chrysler business. During the periods of occupancy beginning June 10, 2009 and with license termination dates ranging from August 15, 2009 to April 30, 2011, all licenses are "net," and, accordingly, New Chrysler is responsible for all costs and obligations in connection with the operation of the Premises, including, but not limited to, (i) paying real estate taxes and assessments, (ii) maintaining and repairing the Premises, (iii) paying for the cost of all utility services for the Premises, (iv) obtaining and paying for all insurance and (v) with respect to the leased premises, paying for all rental amounts, common area maintenance charges or other similar charges imposed on the tenant under the lease. Aside from New Chrysler taking over the responsibilities for the costs and obligations, no other consideration will be given to the Debtors for the use of these Premises. Upon termination of the license agreements with New Chrysler, the Company becomes responsible for the carrying costs of the previously licensed facilities until disposal.

First Lien Credit Agreement

The $2.0 billion received in connection with the Fiat Transaction was immediately used to pay down a portion of the outstanding principal on the First Lien Credit Agreement. Approximately, $199 million of additional payments have been made to the First Lien debt holders through April 30, 2010, the effective date of the Liquidation Plan (as described and defined below under "Chapter 11 Reorganization Proceedings").

U.S. Warranty Commitment Program

In connection with the Fiat Transaction on June 10, 2009, New Chrysler acquired the Company's investment in the Warranty SPV and assumed Holding's $280 million loan.

UAW Settlement Agreement for Retiree Health Care Benefits

The Settlement Agreement related to the UAW retiree health care benefits discussed in Note 16, Employee Retirement and Other Benefits, was not assumed by New Chrysler. Rather, New Chrysler entered into the New Settlement Agreement with the UAW, which provided for certain postretirement health care benefits to vested retirees covered under the Company's plans, along with other stipulated forms of payment to the United Auto Workers' Retiree Medical Benefits Trust, a voluntary employees' beneficiary association trust and certain of its wholly-owned subsidiaries ("New VEBA TRUST").

Under the New Settlement Agreement, New Chrysler created the UAW Postretirement Health Care Plan, which was responsible for paying all health care claims incurred through January 1, 2010 by its UAW vested retirees. New Chrysler is responsible for claims incurred by retirees who participated in an early retirement program offered by the Company during the period April 28, 2009 through May 25, 2009. For these individuals, New Chrysler has an obligation to pay all claims incurred for 24 months from the date the individual retired. The New VEBA Trust will assume responsibility for all claims incurred after that date.

U.S. Treasury Loan Agreement

In connection with the Fiat Transaction on June 10, 2009, New Chrysler assumed an obligation for $500 million of the $4.0 billion Holding borrowed under the U.S. Treasury Loan Agreement.

Canadian Government Loan and Tax Dispute

The Company's Canadian subsidiary has granted a lien against the Canadian manufacturing facilities and related assets in the principal amount of approximately $1.0 billion in favor of the CRA and Ontario Provincial Tax Authorities. Approximately $453 million of this lien is in favor of the Ontario government and is subordinated to the working capital loans received from the EDC (see Note 14, Income Taxes). In connection with the Fiat Transaction on June 10, 2009, all assets subject to these liens were acquired by New Chrysler.

As a result of the Fiat Transaction on June 10, 2009, the EDC Loan Agreement and EDC Credit Facility were transferred to New Chrysler. No interest or principal amounts were paid by the Company and all outstanding amounts owed were assumed by New Chrysler.

Auto Supplier Support Program

In connection with the Fiat Transaction on June 10, 2009, New Chrysler assumed the terms of the Auto Supplier Support Program, which was established by the U.S. Treasury to ensure the payment of qualified automotive receivables to certain automotive suppliers of the Company. New Chrysler also assumed the $1.5 billion loan facility that was previously provided by the U.S. Treasury to Receivable SPV to finance this program. As of June 9, 2009, $123 million was outstanding on the Receivable SPV Facility.

Ally Master Transaction Agreement

As a result of the Transaction, New Chrysler replaced the Company as a party to the Ally MTA between the Company, U.S. Treasury, Ally and USDART. The Ally MTA provides for a risk sharing arrangement, in which USDART will reimburse Ally for a majority of certain qualifying losses on loans with third party Chrysler dealerships issued prior to November 21, 2009. Previously, the Company provided $600 million to USDART to cover these losses. On June 10, 2009, and in accordance with the Ally MTA, $500 million of these advances were transferred from USDART to New Chrysler. The unused portion of the remaining $100 million advance to USDART will be transferred to New Chrysler upon conclusion of the Ally MTA. The Ally MTA will terminate no earlier than 2013 unless all parties mutually agree to terminate the contract at an earlier date.

Debtors-in-Possession Financing

The outstanding amount of principal and accrued interest under the DIP Credit Facilities were due and payable on June 29, 2009. As of August 13, 2009, the Debtors had not made any payments on amounts outstanding under the DIP Credit Agreement and, as a result, the U.S. Treasury formally provided the Debtors with a "Notice of Default and Reservation of Rights". No further borrowings are permitted under the DIP Credit Agreement.

On November 19, 2009, the Court entered an agreed order (the "DIP Lenders Winddown Order") that, among other things, provides for consensual use of the U.S. Treasury and EDC as the DIP Lenders' ("Government DIP Lenders") cash collateral to fund the Debtors' winddown activities and the consummation of the Plan (defined below), subject to the terms and conditions of the DIP Lenders Winddown Order. As of the effective date of the Plan, the DIP Credit Agreement was deemed extinguished, provided that the rights of the Government DIP Lenders under the DIP Credit Agreement shall be enforceable against the Old Carco Liquidation Trust established under the Plan only as and to the extent set forth in the Plan and the DIP Lenders Winddown Order.

Daimler Settlements

On August 17, 2009, the Official Unsecured Creditors Committee filed an Adversary Proceeding against Daimler in the Court alleging various causes of action relating to, among other things, Daimler's sale of its controlling interest in the Debtors to Cerberus. As a result of the filing of the Adversary Proceeding, the conditions to the forgiveness and extinguishment of Daimler's portion of the debt under the Second Lien Credit Agreement (totaling $1.5 billion) were not satisfied. As such, Daimler has informed the Debtors that it has not released its lien on the Debtors' assets and is reserving its rights with respect to its portion of the debt under the Second Lien Credit Agreement.

Chapter 11 Reorganization Proceedings

On December 14, 2009, the Debtors filed the Joint Plan of Liquidation of Debtors and Debtors-in-Possession (as amended on January 19, 2010 and January 22, 2010 and as modified on April 13, 2010, April 23, 2010 and April 28, 2010, the "Liquidation Plan"). On December 15, 2009, the Debtors filed the related Disclosure Statement with respect to the Liquidation Plan (as amended on January 19, 2010 and January 22, 2010, the "Disclosure Statement"). The Disclosure Statement was approved by the Court on January 21, 2010. The Plan was confirmed by an order of the Court dated April 23, 2010 and became effective in accordance with its terms on April 30, 2010. As of the effective date of the Plan, the Debtors were dissolved (subject to certain restructuring transactions) and assets of the Debtors' estates were transferred to a liquidation trust to be administered consistent with the Liquidation Plan.

Change of Management

Following the Fiat Transaction, the Company's Chief Financial Officer assumed the position of Chief Executive Officer of the Company and was the only employee. Effective December 1, 2009, the Company retained this individual as an independent consultant to serve as its Chief Executive Officer. As of the issuance date of the accompanying Consolidated Financial Statements, the Company had no employees.

Other

In accordance with the guidance for subsequent events, the Company evaluated all subsequent events for recognition or disclosure through November 3, 2010, the date of issuance of the financial statements.

Variable Interest Entities	12 Months Ended
Dec. 31, 2010
Variable Interest Entities [Abstract]
Variable Interest Entities

Note 4.  Variable Interest Entities

Consolidated VIEs

Gold Key Lease

We use special purpose entities to securitize future lease payments and vehicle residual values for the portfolio of vehicles under our Gold Key Lease financing program. As of December 31, 2010 and 2009, we were the sole beneficiary of the consolidated assets from these VIEs and we are considered to be the primary beneficiary. We are currently winding down the Gold Key Lease financing program and no vehicles were added to the vehicle lease portfolio during the year ended December 31, 2010.

The following amounts were included in the respective financial statement captions in the accompanying Consolidated Balance Sheets related to these VIEs as of December 31 (in millions of dollars):

	2010	2009
Restricted cash	$172	$192
Equipment on operating leases, net	635	1,828
Financial liabilities	173	1,213

Refer to Note 3, Summary of Significant Accounting Policies, Note 8, Equipment on Operating Leases, Net, and Note 12, Financial Liabilities, for additional information related to our Gold Key Lease program and financing arrangements.

Chrysler Receivables SPV LLC

In connection with the 363 Transaction, we purchased the equity of Chrysler Receivables SPV LLC ("Receivable SPV") and assumed the terms of the Auto Supplier Support Program, which was established by the U.S. Treasury in 2009 to ensure the payment of qualified automotive receivables to certain automotive suppliers of Old Carco. We also assumed a $1.5 billion loan facility that was previously provided by the U.S. Treasury to Receivable SPV to finance this program, which was subsequently reduced to $1.0 billion. Receivable SPV was formed on April 7, 2009 to facilitate the Auto Supplier Support Program and was a wholly-owned subsidiary of Old Carco. Receivable SPV was determined to be a VIE as its total equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated financial support, in the form of additional equity contributions from us. We were also the primary beneficiary, as we absorbed the majority of the losses and received the majority of the benefits of Receivable SPV. Receivable SPV was dissolved in December 2010.

At December 31, 2009, we had $172 million of restricted funds which were to be used solely for the Auto Supplier Support Program and $123 million outstanding on the $1.0 billion loan facility. The restricted funds and the related loan balance are classified as current as of December 31, 2009 and are included in Restricted Cash and Financial Liabilities, respectively, in the accompanying Consolidated Balance Sheets.

During March 2010, we repaid the $123 million outstanding on the facility and all accrued and unpaid interest. In April 2010, the Auto Supplier Support Program expired and, in accordance with the terms of the agreement, we paid the U.S. Treasury a $40 million exit fee associated with the program, as well as $5 million, which represented 50 percent of the residual equity of Receivable SPV. Refer to Note 12, Financial Liabilities, and Note 19, Other Transactions with Related Parties, for additional information related to Receivable SPV and the loan.

Nonconsolidated VIEs

ZF Marysville, LLC

We have a commercial agreement with ZF Marysville, LLC ("ZFM") in which ZFM will produce lightweight axles at one of our new facilities. ZFM was determined to be a VIE as it does not have sufficient equity at risk to finance its activities. We hold no equity interests in ZFM and we do not have the power to direct the activities of ZFM which most significantly affect its economic performance. Therefore, we have determined we are not the primary beneficiary of ZFM.

ZFM began production in July 2010. Upon the start of operations, we recorded capital lease assets and capital lease obligations resulting from an embedded capital lease related to the equipment used to produce the lightweight axles. At December 31, 2010, we had $64 million of capital lease assets and $66 million of capital lease obligations, which are included in Property, Plant and Equipment, Net and Financial Liabilities, respectively, in the accompanying Consolidated Balance Sheets. Our maximum exposure to loss is approximately $38 million through our contractual commitments to ZFM through 2020.

U.S. Dealer Automotive Receivables Transition LLC

As a result of the 363 Transaction, we replaced Old Carco as a party to the Ally Master Transaction Agreement ("Ally MTA") between Old Carco, U.S. Treasury, Ally and U.S. Dealer Automotive Receivables Transition LLC ("USDART"). The Ally MTA provides for a risk sharing arrangement, in which USDART will reimburse Ally for a majority of certain qualifying losses on loans made to certain dealers prior to November 21, 2009. USDART was determined to be a VIE as it does not have sufficient equity at risk to finance its activities. As of December 31, 2010, we have a variable interest in USDART in the form of a $100 million advance to USDART. However, we do not have the power to direct the activities of USDART which most significantly affect its economic performance, therefore, we determined we were not the primary beneficiary of USDART.

Based on the terms of the Ally MTA, USDART must maintain a minimum balance in its cash account in order to cover potential losses incurred by Ally in conjunction with the Ally MTA. If during the term of the Ally MTA this balance falls below $75 million, we will be required to make a payment to USDART to increase the balance to $100 million. Upon conclusion of the Ally MTA, the unused portion of the $100 million advance to USDART will be transferred to us. In addition, the total losses incurred by Ally and the remaining balance of the advance will reduce our Tranche C Commitments (as described and defined in Note 12, Financial Liabilities).

The Ally MTA will terminate no earlier than May 2013 unless all parties mutually agree to terminate the contract at an earlier date. As of December 31, 2010 and 2009, $96 million and $100 million, respectively, is included in Advances to Related Parties and Other Financial Assets in the accompanying Consolidated Balance Sheets. At December 31, 2010, $4 million is included in Other Assets in the accompanying Consolidated Balance Sheets and represents qualifying loan losses incurred by Ally to date, which will reduce our Tranche C Commitments at the conclusion of the Ally MTA. Refer to Note 12, Financial Liabilities, and Note 14, Commitments, Contingencies and Concentrations, for additional information related to USDART.

Property, Plant And Equipment, Net	12 Months Ended	5 Months Ended
	Dec. 31, 2010	Jun. 09, 2009 Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]
Property, Plant And Equipment, Net

Note 7.  Property, Plant and Equipment, Net

Property, plant and equipment summarized by major classification as of December 31 were as follows (in millions of dollars):

	Range of Useful Lives (years)		2010	2009
Land	-		$274	$267
Leasehold improvements and buildings	12 - 40		2,600	2,412
Technical equipment and machinery	3 - 30		6,250	5,244
Factory, office and other equipment	3 - 19		1,263	1,055
Special tooling	5 - 12		5,492	3,981
Construction in progress, including advance payments related to plant and equipment	-		1,676	2,383

			17,555	15,342
Accumulated depreciation and amortization			(3,738)	(1,382)

		Total	$13,817	$13,960

Depreciation and amortization of property, plant and equipment was $2,558 million and $1,356 million for the year ended December 31, 2010 and for the period from June 10, 2009 to December 31, 2009, respectively.

Note 6.   Property, Plant and Equipment, Net

In accordance with the accounting guidance for long-lived assets, the Company evaluates long-lived assets for possible impairment whenever changes in circumstances indicate long-lived assets may be impaired. An impairment loss is recognized to the extent that the carrying amount exceeds the asset's fair value. As a result of the Chapter 11 Proceedings, the continuing deterioration of the Company's revenues and the ongoing volatility in the U.S. economy, in general, and in the automotive industry in particular, the Company completed an evaluation as of June 9, 2009, of its' long-lived assets which were not anticipated to be acquired by New Chrysler. The Company tested the recoverability of its long-lived assets not expected to be acquired by New Chrysler using projected future undiscounted cash flows based on the expected proceeds upon liquidation of the long-lived assets. As a result, during the period from January 1, 2009 to June 9, 2009, the Company recorded a non-cash long-lived asset impairment charge of $391 million. The impairment charge relates to the Automotive segment and is included in Cost of Sales in the accompanying Consolidated Statements of Operations. The Company did not record a similar charge during the year ended December 31, 2008.

Property, plant and equipment summarized by major classification were as follows (in millions of dollars):

	Range of Service Lives		June 9, 2009	December 31, 2008
	(years)
Land	-		$435	$424
Leasehold improvements and buildings	12-40		3,581	3,481
Technical equipment and machinery	3-30		6,920	6,842
Factory, office and other equipment	3-19		1,303	1,286
Special tooling	5-12		5,770	5,638
Construction in progress, including advance payments related to plant and equipment	-		2,207	2,165

			20,216	19,836

Accumulated depreciation and amortization			(5,607)	(3,967)

		Total	$14,609	$15,869

Depreciation and amortization of property, plant and equipment was $1,105 million and $2,962 million for the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively.

Reorganization Expense, Net (Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member])	5 Months Ended
Jun. 09, 2009
Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]
Reorganization Expense, Net

Note 22. Reorganization Expense, Net

In accordance with accounting guidance related to financial reporting when an entity is in bankruptcy, reorganization items such as realized gains and losses from the settlement of pre-petition liabilities, provisions for losses resulting from the reorganization and restructuring of the business, as well as professional fees directly related to the process of reorganizing the Debtors under Chapter 11 are required to be separately disclosed. These items are presented as Reorganization Expense, Net in the Consolidated Statements of Operations.

Reorganization expenses for the period from January 1, 2009 to June 9, 2009 consisted of the following (in millions of dollars):

Loss on extinguishment of Chrysler CA Lease Depositor LLC Note Receivable and accrued interest (See Note 19)	$1,025
Gain on extinguishment of certain financial liabilities and accrued interest related to the Second Lien Credit Agreement (See Note 19)	(519)
Professional fees	35
Other	302

Total	$843

Professional fees directly related to the Chapter 11 Proceedings include fees and reimbursable expenses associated with advisors to the Debtors, the Official Unsecured Creditors Committee and secured creditors.

Stock-Based Compensation	12 Months Ended
Dec. 31, 2010
Stock-Based Compensation [Abstract]
Stock-Based Compensation

Note 17.  Stock-Based Compensation

Restricted Stock Plans

During 2009 the Special Master approved the Chrysler Group LLC Restricted Stock Unit Plan ("RSU Plan"), which authorized the issuance of 18,000,000 Restricted Stock Units ("RSUs") to certain key employees, and our Compensation Committee approved the RSU Plan and then granted 1,300,512 RSUs. In 2010 an additional 602,124 RSUs were granted under the RSU Plan. RSUs represent a contractual right to receive a payment in an amount equal to the fair market value of one Chrysler unit, as defined in the RSU plan.

The fair value of each RSU is based on the fair value of our Company's membership interests. Each RSU represents a unit, or a Chrysler Group Unit, equal to 1/600th of the value of a Class A Membership Interest on a fully diluted basis after conversion of the Class B Membership Interests assuming that Fiat's ownership interest does not increase as a result of the occurrence of the Class B Events, which equates to 600 million Chrysler Group Units.

Since there is no publicly observable trading price for our membership interests, fair value was determined using a discounted cash flow methodology. We use this approach to estimate our enterprise value which is based on our projected cash flows. We then deduct the fair value of our outstanding interest bearing debt as of the measurement date from our enterprise value to arrive at the fair value of equity. This amount is then divided by 600 million to estimate the fair value of a single Chrysler Group Unit. The significant assumptions used in the calculation of fair value at each issuance date and for each period included the following:

•	Annual projections through 2014 prepared by management that reflect the estimated after-tax cash flows a market participant would expect to generate from operating the business;

•

A terminal value which was determined using a growth model that applied a 2.0 percent long-term growth rate to our projected after-tax cash flows beyond 2014. The long-term growth rate was based on our internal projections as well as industry growth prospects;

•	An estimated after-tax WACC ranging from 15.3 percent to 15.0 percent in 2010 and from 19.5 percent to 15.3 percent in 2009; and

•	Projected worldwide factory shipments ranging from 1.6 million vehicles in 2010 to 2.8 million vehicles in 2014.

Based on these calculations, we estimated that the per unit fair value of a Chrysler Group Unit was $7.95 and $2.98 at December 31, 2010 and 2009, respectively.

RSUs granted to employees vest in two tranches. In the first tranche, representing 25 percent of the RSUs, vesting occurs if the participant is continuously employed through the third anniversary of the grant date, and the Modified Earnings Before Interest, Taxes, Depreciation and Amortization ("Modified EBITDA") threshold for 2010 is achieved. This target was achieved for 2010. These awards are classified as liabilities and included in Accrued Expenses and Other Liabilities in the accompanying Consolidated Balance Sheets. The liability is remeasured and adjusted to fair value at the end of each reporting period until the awards are fully-vested and paid to the employees. The value of these awards is recorded as compensation expense over the requisite service periods. The settlement of these awards will be in cash; however, upon completion of an Initial Public Offering ("IPO"), we have the option to settle the awards in Company stock. Should we elect to settle the awards in Company stock, the awards would then be accounted for as a modification from a liability to an equity award. Settlement of the awards is contingent upon our repayment of a minimum of 25 percent of the outstanding U.S. Treasury debt obligations (for additional details, see "U.S. Treasury First Lien Credit Facilities" in Note 12, Financial Liabilities).

In the second tranche, representing 75 percent of the RSUs, vesting occurs at the later of (i) the participant's continuous employment through the third anniversary of the grant date or (ii) the date on which we complete an IPO. The settlement of these awards will be at our discretion, in the form of cash or Company stock, and will therefore be classified as equity in the accompanying Consolidated Balance Sheets. Settlement of the awards is contingent upon our repayment of all of the outstanding U.S. Treasury debt obligations. Given the second tranche's equity classification, it is valued as of the grant date and not remeasured until the awards are fully-vested and paid to the employees. No expense will be recognized related to these awards until an IPO is determined to be probable. As the ability to complete an IPO is subject to outside market conditions that are beyond our control, the IPO event is not considered probable under U.S. GAAP until it occurs.

During 2009 we also established the Chrysler Group LLC 2009 Directors' Restricted Stock Unit Plan ("Directors' RSU Plan") which has authorized the issuance of 3,253,014 RSUs to our Board of Directors to date. We have granted 2,891,568 RSUs to our non-employee directors. For non-employee directors, RSUs vest ratably, in one-third increments on the anniversary of the Director's service date, over a period of three years. These awards are classified as liabilities and included in Accrued Expenses and Other Liabilities in the accompanying Consolidated Balance Sheets. The liability is remeasured and adjusted to fair value at the end of each reporting period until the awards are fully-vested and paid to the directors. The value of the awards is recorded as compensation expense over the requisite service periods. Settlement of the awards will be made within 60 days of the Director's cessation of service on our Board and will be paid in cash; however, upon completion of an IPO, we have the option to settle the awards in cash or Company stock. Should we elect to settle the awards in Company stock, the awards would then be accounted for as a modification from a liability to an equity award.

Compensation expense of $16 million was recognized for these plans during the year ended December 31, 2010. For the period from June 10, 2009 to December 31, 2009, compensation expense was less than $1 million for these plans. The corresponding tax benefit in both periods was insignificant. Total unrecognized compensation expense at December 31, 2010 was $22 million, which will be recognized over the remaining service periods and based upon our assessment of performance conditions and post-vesting contingencies being achieved.

The following summarizes the activity related to RSUs issued to our employees and non-employee directors:

	Year Ended December 31, 2010		Period from June 10, 2009 to December 31, 2009
	Restricted Stock Units	Weighted Average Grant Date Fair Value	Restricted Stock Units	Weighted Average Grant Date Fair Value
Non-vested at beginning of period	4,139,669	$1.66	-	$-
Granted	602,124	1.66	4,192,080	1.66
Vested	(963,856)	1.66	-	-
Forfeited	-	-	(52,411)	1.66

Non-vested at end of period	3,777,937	1.66	4,139,669	1.66

Deferred Phantom Share Plan

During 2009 the Special Master approved the Chrysler Group LLC Deferred Phantom Share Plan ("DPS Plan") which authorized the issuance of phantom shares of the Company ("Phantom Shares") and our Compensation Committee approved the DPS Plan. Under the DPS Plan, Phantom Shares are granted to certain key employees, vest immediately on the grant date and will be settled in cash. Phantom Shares are redeemable in three equal, annual installments beginning on the second anniversary of grant; however, each installment is redeemable one year earlier if we repay our U.S. Treasury debt obligations. There is no limit on the number of Phantom Shares authorized for the DPS Plan. These awards are classified as liabilities and included in Accrued Expenses and Other Liabilities in the accompanying Consolidated Balance Sheets, and remeasured to fair value at each balance sheet date until settled. Phantom shares are generally payable in three installments of one-third each at the end of the quarters in which the second, third and fourth anniversaries of the grant occur.

The fair value of each Phantom Share is based on the fair value of our Company's membership interests. Each Phantom Share represents a Chrysler Group Unit, equal to 1/600th of the value of a Class A Membership Interest on a fully diluted basis after conversion of the Class B Membership Interests assuming that Fiat's ownership interest does not increase as a result of the occurrence of the Class B Events.

Since there is no observable publicly traded price for our membership interests, the calculation of fair value is determined using a discounted cash flow methodology. We use this approach to estimate our enterprise value which is based on our projected cash flows. We then deduct the fair value of our outstanding interest bearing debt as of the measurement date from our enterprise value to estimate the fair value of our membership interests. Based on these calculations, we estimated that the per unit fair value of a Chrysler Group Unit was $7.95 and $2.98 as of December 31, 2010 and 2009, respectively.

Phantom Shares granted to certain key employees and vested for the year ended December 31, 2010 and for the period from June 10, 2009 to December 31, 2009 were 2,253,046 shares and 633,068 shares, respectively.

Compensation expense of $19 million and $1 million, respectively, was recognized for the DPS Plan during the year ended December 31, 2010 and the period from June 10, 2009 to December 31, 2009. The corresponding tax benefit was insignificant in both periods. No distributions have been made to the holders of the Phantom Share awards.

The following summarizes the activity related to the Phantom Shares issued to our employees:

	Year Ended December 31, 2010		Period from June 10, 2009 to December 31, 2009
	Deferred Phantom Shares	Weighted Average Grant Date Fair Value	Deferred Phantom Shares	Weighted Average Grant Date Fair Value
Outstanding at beginning of period	633,068	$1.66	-	$-
Granted and vested	2,253,046	2.08	633,068	1.66

Outstanding at end of period	2,886,114	1.99	633,068	1.66

Geographic Information	12 Months Ended
Dec. 31, 2010
Geographic Information [Abstract]
Geographic Information

Note 20.  Geographic Information

Information concerning principal geographic areas was as follows (in millions of dollars):

	Year Ended December 31, 2010		Period from June 10, 2009 to December 31, 2009
	Long-lived Assets (a)	Total Revenues (b)	Long-lived Assets (a)	Total Revenues (b)
North America
United States	$10,442	$28,369	$10,568	$11,215
Canada	2,479	6,539	3,662	3,082
Mexico	2,289	1,634	2,092	934

Total North America	15,210	36,542	16,322	15,231
Rest of World	142	5,404	214	2,479

Total	$15,352	$41,946	$16,536	$17,710

(a)	Consists of property, plant and equipment (see Note 7) and equipment on operating leases (see Note 8), net of accumulated depreciation and amortization.
(b)	Revenue is allocated based on the customer location.

Segment Reporting And Geographic Information (Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member])	5 Months Ended
Jun. 09, 2009
Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]
Segment Reporting And Geographic Information

Note 20. Segment Reporting and Geographic Information

The Company's business is comprised of two reporting segments, Automotive and Retail Lease Financing. These two segments are managed and evaluated separately due to the inherent differences in the nature of operations for each segment. The Automotive segment includes activities related to the research, design, manufacture, assembly and wholesale distribution of passenger cars and trucks mainly under the brand names Chrysler, Jeep® and Dodge, as well as related parts and accessories, including those sold under the MOPAR® brand name. The Retail Lease Financing segment provides lease financing for vehicles in Canada. The Company has allocated certain reserves against assets of the Gold Key Lease vehicle portfolio to the Automotive segment.

The Company measures the performance of its operating segments using Modified Earnings Before Interest, Taxes, Depreciation and Amortization ("Modified EBITDA"). Modified EBITDA is computed starting with net loss and then adjusting the amount to (i) add back the provision for income taxes and exclude income tax benefits, (ii) add back net interest expense, (iii) add back depreciation and amortization expense (excluding depreciation and amortization of vehicles held for lease), (iv) add back restructuring expense and exclude restructuring income, (v) add back reorganization expense and (vi) add back certain other costs, charges and expenses. The Company believes that Modified EBITDA is useful to determine the operational profitability of its segments to determine resource allocations within the Company. Modified EBITDA is not a U.S. GAAP financial measure and it should not be considered an alternative to, or more meaningful than, net loss as determined in accordance with U.S. GAAP.

Revenues are allocated to countries based on the location of the customer. Long-lived assets are disclosed according to the physical location of these assets. Capital expenditures represent the purchase of property, plant and equipment and equipment on operating leases.

Segment information was as follows (in millions of dollars):

	Period from January 1, 2009 to June 9, 2009			Year Ended December 31, 2008
	Automotive Segment	Retail Lease Financing Segment	Combined	Automotive Segment	Retail Lease Financing Segment	Combined
Revenues, net	$10,701	$381	$11,082	$47,387	$1,090	$48,477
Modified EBITDA	(2,463)	58	(2,405)	(138)	(35)	(173)
Capital expenditures	353	4	357	4,904	1,656	6,560
Depreciation and amortization expense (excluding impairment charges)	1,239	298	1,537	3,937	871	4,808
Impairment of goodwill	-	-	-	7,507	-	7,507
Impairment of brand name intangible assets	844	-	844	2,857	-	2,857
Impairment of property, plant and equipment	391	-	391	-	-	-
Interest income	28	3	31	272	12	284
Interest expense (see Note 4)	(615)	-	(615)	(1,080)	-	(1,080)

	June 9, 2009				December 31, 2008
	Automotive Segment	Retail Lease Financing Segment	Combined		Automotive Segment	Retail Lease Financing Segment	Combined
Equipment on operating leases, net	$767	$3,104	$3,871		$1,640	$3,452	$5,092
Total assets	30,260	3,317	33,577		35,638	3,698	39,336
Current maturities of financial liabilities (including DIP Financing)	13,317	1,435	14,752	(a)	9,858	1,450	11,308
Long term financial liabilities	485	1,806	2,291	(a)	460	2,139	2,599
Total liabilities	46,733	3,406	50,139		51,357	3,876	55,233

(a)	Does not reflect the exclusion of the amounts subject to compromise. See Note 12, Financial Liabilities, for further discussion.

The reconciliation of Net Loss to Modified EBITDA was as follows (in millions of dollars):

	Period from January 1, 2009 to June 9, 2009	Year Ended December 31, 2008
Net loss	$(4,425)	$(16,844)
Plus:
Income tax expense (benefit)	(317)	790
Net interest expense	584	796
Depreciation and amortization expense (excluding impairment charges)	1,537	4,808
Restructuring expense (income), net	(230)	1,306
Reorganization expense, net	843	-
Impairment of goodwill and brand name intangible assets	844	10,364
Impairment of property, plant and equipment	391	-
Certain troubled supplier concessions	-	106
Other financial expense	6	82
Gain on NSC settlement	(684)	-
Gain on Daimler pension contribution	(600)	-
Less:
Depreciation and amortization expense for vehicles held for lease	(354)	(1,581)

Modified EBITDA	$(2,405)	$(173)

Information concerning principal geographic areas was as follows (in millions of dollars):

	June 9, 2009	Period from January 1, 2009 to June 9, 2009	December 31, 2008	Year Ended December 31, 2008
	Long-lived Assets (a)	Total Revenues	Long-lived Assets (a)	Total Revenues
North America
United States	$11,387	$6,986	$13,303	$32,765
Canada	4,769	1,774	5,088	6,615
Mexico	2,074	871	2,294	2,521

Total North America	18,230	9,631	20,685	41,901
All other	250	1,451	276	6,576

Total	$18,480	$11,082	$20,961	$48,477

(a)	Consists of property, plant and equipment (see Note 6) and equipment on operating leases (see Note 7), net of accumulated depreciation and amortization.